   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 4, 1998
                                                      REGISTRATION NO. 333-
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ---------------------
                                   FORM N-14


                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933              [X]

                            ---------------------
                          PRE-EFFECTIVE AMENDMENT NO.             [ ]
                         POST-EFFECTIVE AMENDMENT NO.             [ ]

                             ---------------------
                           MORGAN STANLEY DEAN WITTER
                              AMERICAN VALUE FUND
               (Exact Name of Registrant as Specified in Charter)
               (formerly named Dean Witter American Value Fund)


               TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048
                   (Address of Principal Executive Offices)


                                 212-392-1600
                        (Registrant's Telephone Number)


                               BARRY FINK, ESQ.
                            Two World Trade Center
                           New York, New York 10048
                    (Name and Address of Agent for Service)

                             ---------------------
                                   COPY TO:
                            STUART M. STRAUSS, ESQ.
                 Gordon Altman Butowsky Weitzen Shalov & Wein
                             114 West 47th Street
                           New York, New York 10036

                             ---------------------
     It is proposed that this filing will become effective on the thirtieth day after the date of filing, pursuant to Rule 488.

                  The Exhibit Index is located on page [   ]

     PURSUANT TO RULE 429, THIS REGISTRATION STATEMENT RELATES TO SHARES PREVIOUSLY REGISTERED BY THE REGISTRANT ON FORM N-1A (REGISTRATION NOS. 2-66269; 811-2978).
-------------------------------------------------------------------------------

                                   FORM N-14

                MORGAN STANLEY DEAN WITTER AMERICAN VALUE FUND

                             CROSS REFERENCE SHEET

           PURSUANT TO RULE 481(A) UNDER THE SECURITIES ACT OF 1933




PART A OF FORM N-14 ITEM NO.              PROXY STATEMENT AND PROSPECTUS HEADING
------------------------------   -------------------------------------------------------
1 (a) ........................   Cross Reference Sheet
  (b) ........................   Front Cover Page
  (c) ........................                              *
2 (a) ........................                              *
  (b) ........................   Table of Contents
3 (a) ........................   Fee Table
  (b) ........................   Synopsis
  (c) ........................   Principal Risk Factors
4 (a) ........................   The Reorganization
  (b) ........................   The Reorganization -- Capitalization Table (Unaudited)
5 (a) ........................   Registrant's Prospectus
  (b) ........................                              *
  (c) ........................                              *
  (d) ........................                              *
  (e) ........................   Available Information
  (f) ........................   Available Information
6 (a) ........................   Prospectus of Morgan Stanley Dean Witter Capital
                                 Appreciation Fund
  (b) ........................   Available Information
  (c) ........................                              *
  (d) ........................                              *
7 (a) ........................   Introduction -- Proxies
  (b) ........................                              *
  (c) ........................   Introduction; The Reorganization -- Appraisal Rights
8 (a) ........................   The Reorganization
  (b) ........................                              *
9   ..........................                              *


PART B OF FORM N-14 ITEM NO.            STATEMENT OF ADDITIONAL INFORMATION HEADING
------------------------------   --------------------------------------------------------
10(a) ........................   Cover Page
  (b) ........................                              *
11  ..........................   Table of Contents
12(a) ........................   Additional Information about Morgan Stanley Dean Witter
                                 American Value Fund
  (b) ........................                              *
  (c) ........................                              *
13(a) ........................   Additional Information about Morgan Stanley Dean Witter
                                 Capital Appreciation Fund
  (b) ........................                              *
  (c) ........................                              *
14    ........................   Registrant's Annual Report for the fiscal year ended
                                 December 31, 1997 and Registrant's Semi-Annual Report
                                 for the six month period ended June 30, 1998; Morgan
                                 Stanley Dean Witter Capital Appreciation Fund's Annual
                                 Report for the fiscal year ended November 30, 1997 and
                                 Semi-Annual Report for the six month period ended
                                 May 31, 1998.


 PART C OF FORM N-14 ITEM NO.     OTHER INFORMATION HEADING
------------------------------   --------------------------
15  ..........................   Indemnification
16  ..........................   Exhibits
17  ..........................   Undertakings

----------
* Not Applicable or negative answer

                               TABLE OF CONTENTS
                        PROXY STATEMENT AND PROSPECTUS




                                                                                              PAGE
                                                                                             -----
INTRODUCTION .............................................................................      1
  General ................................................................................      1
  Record Date; Share Information .........................................................      1
  Proxies ................................................................................      2
  Expenses of Solicitation ...............................................................      2
  Vote Required ..........................................................................      3
SYNOPSIS .................................................................................      3
  The Reorganization .....................................................................      3
  Fee Table ..............................................................................      4
  Tax Consequences of the Reorganization .................................................      8
  Comparison of Capital Appreciation and American Value ..................................      8
PRINCIPAL RISK FACTORS ...................................................................     11
THE REORGANIZATION .......................................................................     12
  The Proposal ...........................................................................     12
  The Board's Consideration ..............................................................     12
  The Reorganization Agreement ...........................................................     13
  Tax Aspects of the Reorganization ......................................................     15
  Description of Shares ..................................................................     16
  Capitalization Table (unaudited) .......................................................     17
  Appraisal Rights .......................................................................     17
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS ...........................     17
  Investment Objectives and Policies .....................................................     17
  Investment Restrictions ................................................................     19
ADDITIONAL INFORMATION ABOUT CAPITAL APPRECIATION AND AMERICAN
 VALUE ...................................................................................     20
  General ................................................................................     20
  Financial Information ..................................................................     20
  Management .............................................................................     20
  Description of Securities and Shareholder Inquiries ....................................     20
  Dividends, Distributions and Taxes .....................................................     20
  Purchases, Repurchases and Redemptions .................................................     21
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ..............................................     21
FINANCIAL STATEMENTS AND EXPERTS .........................................................     21
LEGAL MATTERS ............................................................................     21
AVAILABLE INFORMATION ....................................................................     21
OTHER BUSINESS ...........................................................................     22
Exhibit A - Agreement and Plan of Reorganization, dated October 28, 1998, by and between
 Capital Appreciation and American Value .................................................    A-1
Exhibit B - Prospectus of American Value dated May 1, 1998, As Revised August 21, 1998 ...    B-1

             MORGAN STANLEY DEAN WITTER CAPITAL APPRECIATION FUND

                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048
                                (212) 392-2550


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD FEBRUARY 24, 1999


TO THE SHAREHOLDERS OF MORGAN STANLEY DEAN WITTER CAPITAL APPRECIATION FUND:

     Notice is hereby given of a Special Meeting of the Shareholders of Morgan Stanley Dean Witter Capital Appreciation Fund ("Capital Appreciation") to be held in Conference Room A, Forty-Fourth Floor, Two World Trade Center, New York, New York 10048, at 10:00 A.M., New York time, on February 24, 1999, and any adjournments thereof (the "Meeting"), for the following purposes:

1. To consider and vote upon an Agreement and Plan of Reorganization, dated October 28, 1998 (the "Reorganization Agreement"), between Capital Appreciation and Morgan Stanley Dean Witter American Value Fund ("American Value"), pursuant to which substantially all of the assets of Capital Appreciation would be combined with those of American Value and shareholders of Capital Appreciation would become shareholders of American Value receiving shares of American Value with a value equal to the value of their holdings in Capital Appreciation (the "Reorganization"); and

2.  To act upon such other matters as may properly come before the Meeting.

     The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto. Shareholders of record at the close of business on November 30, 1998 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. THE BOARD OF TRUSTEES OF CAPITAL APPRECIATION RECOMMENDS YOU VOTE IN FAVOR OF THE REORGANIZATION. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.



                                            By Order of the Board of Trustees,



                                            BARRY FINK,
                                            Secretary





December 4, 1998


  YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                MORGAN STANLEY DEAN WITTER AMERICAN VALUE FUND


               TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048
                                (212) 392-2550


                         ACQUISITION OF THE ASSETS OF
             MORGAN STANLEY DEAN WITTER CAPITAL APPRECIATION FUND


                       BY AND IN EXCHANGE FOR SHARES OF
                MORGAN STANLEY DEAN WITTER AMERICAN VALUE FUND


     This Proxy Statement and Prospectus is being furnished to shareholders of Morgan Stanley Dean Witter Capital Appreciation Fund ("Capital Appreciation") in connection with an Agreement and Plan of Reorganization, dated October 28, 1998 (the "Reorganization Agreement"), pursuant to which substantially all the assets of Capital Appreciation will be combined with those of Morgan Stanley Dean Witter American Value Fund ("American Value") in exchange for shares of American Value (the "Reorganization"). As a result of this transaction, shareholders of Capital Appreciation will become shareholders of American Value and will receive shares of American Value with a value equal to the value of their holdings in Capital Appreciation. The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement between Capital Appreciation and American Value, attached hereto as Exhibit A. The address of Capital Appreciation is that of American Value set forth above. This Proxy Statement also constitutes a Prospectus of American Value, which is dated December 4, 1998, filed by American Value with the Securities and Exchange Commission (the "Commission") as part of its Registration Statement on Form N-14 (the "Registration Statement").

     American Value is an open-end diversified management investment company whose investment objective is long-term capital growth consistent with an effort to reduce volatility. The fund seeks to achieve its objective by investing principally in the common stock of companies in industries which, at the time of investment, are believed to be attractively valued given their above average relative earnings growth potential at that time.

     This Proxy Statement and Prospectus sets forth concisely information about American Value that shareholders of Capital Appreciation should know before voting on the Reorganization Agreement. A copy of the Prospectus for American Value dated May 1, 1998, As Revised August 21, 1998, is attached as Exhibit B and incorporated herein by reference. Also enclosed and incorporated herein by reference is American Value's Annual Report for the fiscal year ended December 31, 1997 and the succeeding unaudited Semi-Annual Report for the six months ended June 30, 1998. A Statement of Additional Information relating to the Reorganization, described in this Proxy Statement and Prospectus (the "Additional Statement"), dated December 4, 1998, has been filed with the Commission and is also incorporated herein by reference. Also incorporated herein by reference are Capital Appreciation's Prospectus, dated January 29, 1998, and Annual Report for its fiscal year ended November 30, 1997 and the succeeding unaudited Semi-Annual Report for the six months ended May 31, 1998. Such documents are available without charge by calling (212) 392-2550 or (800) 869-NEWS (TOLL FREE).

Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         THIS PROXY STATEMENT AND PROSPECTUS IS DATED DECEMBER 4, 1998.

             MORGAN STANELY DEAN WITTER CAPITAL APPRECIATION FUND
                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048
                                 (212) 392-2550

                             --------------------
                        PROXY STATEMENT AND PROSPECTUS
                             --------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD FEBRUARY 24, 1999


                                 INTRODUCTION


GENERAL

     This Proxy Statement and Prospectus is being furnished to the shareholders of Morgan Stanley Dean Witter Capital Appreciation Fund ("Capital Appreciation"), an open-end diversified management investment company, in connection with the solicitation by the Board of Trustees of Capital Appreciation (the "Board") of proxies to be used at the Special Meeting of Shareholders of Capital Appreciation to be held in Conference Room A, Forty-Fourth Floor, Two World Trade Center, New York, New York 10048 at 10:00 A.M., New York time, on February 24, 1999, and any adjournments thereof (the "Meeting"). It is expected that the mailing of this Proxy Statement and Prospectus will be made on or about December 7, 1998.

     At the Meeting, Capital Appreciation shareholders ("Shareholders") will consider and vote upon an Agreement and Plan of Reorganization, dated October 28, 1998 (the "Reorganization Agreement"), between Capital Appreciation and Morgan Stanley Dean Witter American Value Fund ("American Value") pursuant to which substantially all of the assets of Capital Appreciation will be combined with those of American Value in exchange for shares of American Value. As a result of this transaction, Shareholders will become shareholders of American Value and will receive shares of American Value equal to the value of their holdings in Capital Appreciation on the date of such transaction (the "Reorganization"). Pursuant to the Reorganization, each Shareholder will receive the class of shares of American Value that corresponds to the class of shares of Capital Appreciation currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of Capital Appreciation will receive Class A, Class B, Class C and Class D shares of American Value, respectively. The shares to be issued by American Value pursuant to the Reorganization (the "American Value Shares") will be issued at net asset value without an initial sales charge. Further information relating to American Value is set forth herein and in American Value's current Prospectus, dated May 1, 1998, As Revised August 21, 1998 ("American Value's Prospectus"), attached to this Proxy Statement and Prospectus and incorporated herein by reference.

     The information concerning Capital Appreciation contained herein has been supplied by Capital Appreciation and the information concerning American Value contained herein has been supplied by American Value.


RECORD DATE; SHARE INFORMATION

     The Board has fixed the close of business on November 30, 1998 as the record date (the "Record Date") for the determination of the Shareholders entitled to notice of, and to vote at, the Meeting. As of the Record

Date, there were        shares of Capital Appreciation issued and outstanding.
Shareholders on the Record Date are entitled to one vote per share on each matter submitted to a vote at the Meeting. A majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

     [           was known to own 5% or more of the outstanding shares of
Capital Appreciation as of the Record Date (     shares). As of the Record
Date, the trustees and officers of Capital Appreciation, as a group, owned less than 1% of the outstanding shares of Capital Appreciation.]

     [To the knowledge of American Value's Board of Trustees, as of the Record Date, no person owned of record or beneficially 5% or more of the outstanding shares of American Value. As of the Record Date, the trustees and officers of American Value, as a group, owned less than 1% of the outstanding shares of American Value.]

PROXIES

     The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The proxy will be voted in favor of the Reorganization Agreement unless a choice is indicated to vote against or to abstain from voting on the Reorganization Agreement. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting. Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of the Reorganization Agreement, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether the Reorganization Agreement has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. If a Shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Reorganization Agreement. The proxy may be revoked at any time prior to the voting thereof by: (i) delivering written notice of revocation to the Secretary of Capital Appreciation at Two World Trade Center, New York, New York 10048; (ii) attending the Meeting and voting in person; or (iii) signing and returning a new proxy (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a proxy.

     In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization Agreement is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of Capital Appreciation present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Reorganization Agreement and will vote against any such adjournment those proxies required to be voted against the Reorganization Agreement.


EXPENSES OF SOLICITATION

     All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by Capital Appreciation which expenses are expected to approximate $182,000. Capital Appreciation and American Value will bear all of their respective other expenses associated with the Reorganization. In addition to the solicitation of proxies by mail, proxies may be solicited by officers of Capital Appreciation, and officers and regular employees of Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors" or the "Investment Manager") and Morgan Stanley Dean Witter Trust FSB ("MSDW Trust"), personally or by mail, telephone, telegraph or otherwise, without compensation therefor. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting material to the beneficial owners of shares and to obtain authorization for the execution of proxies.

     MSDW Trust, an affiliate of MSDW Advisors, may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on the Reorganization Agreement other than to refer to the recommendation of the Board. Capital Appreciation has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and Prospectus and may vote by mail using the enclosed proxy card.

VOTE REQUIRED

     Approval of the Reorganization Agreement by the Shareholders requires the affirmative vote of a majority (i.e., more than 50%) of the shares of Capital Appreciation represented in person or by proxy and entitled to vote at the Meeting, provided a quorum is present at the Meeting. If the Reorganization Agreement is not approved by Shareholders, Capital Appreciation will continue in existence and the Board will consider alternative actions.


                                   SYNOPSIS

     The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreement. Shareholders should carefully review this Proxy Statement and Prospectus and The Reorganization Agreement in their entirety and, in particular, American Value's Prospectus, which is attached to this Proxy Statement and incorporated herein by reference.


THE REORGANIZATION

     The Reorganization Agreement provides for the transfer of substantially all the assets of Capital Appreciation, subject to stated liabilities, to American Value in exchange for the American Value Shares. The aggregate net asset value of the American Value Shares issued in the exchange will equal the aggregate value of the net assets of Capital Appreciation received by American Value. On or after the closing date scheduled for the Reorganization (the "Closing Date"), Capital Appreciation will distribute the American Value Shares received by Capital Appreciation to Shareholders as of the Valuation Date (as defined below under "The Reorganization Agreement") in complete liquidation of Capital Appreciation and Capital Appreciation will thereafter be dissolved and deregistered under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result of the Reorganization, each Shareholder will receive that number of full and fractional American Value Shares equal in value to such Shareholder's pro rata interest in the net assets of Capital Appreciation transferred to American Value. Pursuant to the Reorganization, each Shareholder will receive the class of shares of American Value that corresponds to the class of shares of Capital Appreciation currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of Capital Appreciation will become holders of Class A, Class B, Class C and Class D shares of American Value, respectively. Shareholders holding their shares of Capital Appreciation in certificate form will be asked to surrender their certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of American Value; however, such Shareholders will not be able to redeem, transfer or exchange the American Value Shares received until the old certificates have been surrendered. The Board has determined that the interests of Shareholders will not be diluted as a result of the Reorganization.

     FOR THE REASONS SET FORTH BELOW UNDER "THE REORGANIZATION -- THE BOARD'S CONSIDERATION," THE BOARD, INCLUDING THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF CAPITAL APPRECIATION ("INDEPENDENT TRUSTEES"), AS THAT TERM IS DEFINED IN THE 1940 ACT, HAS CONCLUDED THAT THE REORGANIZATION IS IN THE BEST INTERESTS OF CAPITAL APPRECIATION AND ITS SHAREHOLDERS AND RECOMMENDS APPROVAL OF THE REORGANIZATION AGREEMENT.


FEE TABLE

     Capital Appreciation and American Value each pay expenses for management of their assets, distribution of their shares and other services, and those expenses are reflected in the net asset value per share of each fund. On July 28, 1997, each of Capital Appreciation and American Value began offering its shares in multiple classes, each with a different combination of sales charges, ongoing fees and other features. The following table illustrates expenses and fees that each class of shares of Capital Appreciation incurred during the fund's fiscal year ended November 30, 1997 adjusted, with respect to Class A, Class C and Class D shares of the fund, for the shareholder transaction expenses and 12b-1 fees in effect for such classes as of July 28, 1997. With respect to American Value, the table sets forth expenses and fees based on the fund's December 31, 1997 fiscal year end, adjusted, with respect to Class A, Class C and Class D shares of the fund, for the shareholder transaction expenses and 12b-1 fees in effect for such classes as of July 28, 1997. The table also sets forth pro forma fees for the surviving combined fund (American Value) reflecting what the fee schedule would have been on December 31, 1997, if the Reorganization had been consummated twelve (12) months prior to that date.

Shareholder Transaction Expenses


                                                              CAPITAL          AMERICAN         PRO FORMA
                                                           APPRECIATION         VALUE            COMBINED
                                                          --------------   ---------------   ---------------
MAXIMUM SALES CHARGE IMPOSED ON PURCHASES
 (AS A PERCENTAGE OF OFFERING PRICE)
Class A ...............................................     5.25%(1)         5.25%(1)          5.25%(1)
Class B ...............................................      none              none              none
Class C ...............................................      none              none              none
Class D ...............................................      none              none              none
MAXIMUM SALES CHARGE IMPOSED ON REINVESTED DIVIDENDS
Class A ...............................................      none              none              none
Class B ...............................................      none              none              none
Class C ...............................................      none              none              none
Class D ...............................................      none              none              none
MAXIMUM CONTINGENT DEFERRED SALES CHARGE (AS A
 PERCENTAGE OF THE LESSER OF ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS)
Class A ...............................................     none (2)         none (2)          none (2)
Class B ...............................................     5.00%(3)         5.00%(3)          5.00%(3)
Class C ...............................................     1.00%(4)         1.00%(4)          1.00%(4)
Class D ...............................................      none              none              none
REDEMPTION FEES
Class A ...............................................      none              none              none
Class B ...............................................      none              none              none
Class C ...............................................      none              none              none
Class D ...............................................      none              none              none
EXCHANGE FEE
Class A ...............................................      none              none              none
Class B ...............................................      none              none              none
Class C ...............................................      none              none              none
Class D ...............................................      none              none              none

Annual Fund Operating Expenses As a Percentage of Average Net Assets



                                  CAPITAL          AMERICAN         PRO FORMA
                               APPRECIATION         VALUE            COMBINED
                              --------------   ---------------   ---------------
MANAGEMENT AND ADVISORY FEE
Class A ...................   0.75%              0.50%             0.49%(5)
Class B ...................   0.75%              0.50%             0.49%(5)
Class C ...................   0.75%              0.50%             0.49%(5)
Class D ...................   0.75%              0.50%             0.49%(5)
12B-1 FEES(6)(7)(8)
Class A ...................   0.25%              0.25%             0.25%
Class B ...................   1.00%              0.83%(8)          0.86%(8)
Class C ...................   1.00%              1.00%             1.00%
Class D ...................   none               none              none

                                       CAPITAL       AMERICAN     PRO FORMA
                                    APPRECIATION       VALUE       COMBINED
                                   --------------   ----------   -----------
OTHER EXPENSES
Class A ........................         0.25%          0.13%        0.14%
Class B ........................         0.25%          0.13%        0.14%
Class C ........................         0.25%          0.13%        0.14%
Class D ........................         0.25%          0.13%        0.14%
TOTAL FUND OPERATING EXPENSES(9)
Class A ........................         1.25%          0.88%        0.88%
Class B ........................         2.00%          1.46%        1.49%
Class C ........................         2.00%          1.63%        1.63%
Class D ........................         1.00%          0.63%        0.63%

----------
(1) Reduced for purchases of $25,000 and over (see "Purchase of Fund Shares -- Initial Sales Charge Alternative -- Class A Shares" in each fund's Prospectus).

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a Contingent Deferred Sales Charge ("CDSC") of 1.00% that will be imposed on redemptions made within one year after purchase, except for certain specific circumstances (see "Purchases, Exchanges and Redemptions" below and "Purchase of Fund Shares -- Initial Sales Charge Alternative -- Class A Shares" in each fund's Prospectus).

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter.

(4) Only applicable to redemptions made within one year after purchase (see "Purchases, Exchanges and Redemptions" below and "Purchase of Fund Shares -- Level Load Alternative -- Class C Shares" in each fund's Prospectus).

(5) This rate reflects the anticipated lower advisory fee of American Value obtained by the effect of having additional assets at a lower breakpoint in the advisory fee upon the combination of the two funds based upon Capital Appreciation's average net assets for the fiscal year ended November 30, 1997 and American Value's average net assets for the fiscal year ended December 31, 1997, thus, a scaling down of the advisory fee to the effective advisory fee rate shown.

(6) The 12b-1 fee is accrued daily and payable monthly. With respect to each fund, the entire 12b-1 fee payable by Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the class are currently characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines and are payments made for personal service and/ or maintenance of shareholder accounts. The remainder of the 12b-1 fee, if any, is an asset-based sales charge, and is a distribution fee paid to Morgan Stanley Dean Witter Distributors Inc. (the "Distributor") to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of each fund's shares (see "Description of Shares" below and "Purchase of Fund Shares -- Plan of Distribution" in each fund's Prospectus).

(7) Upon conversion of Class B shares to Class A shares, such shares will be subject to the lower 12b-1 fee applicable to Class A shares. No sales charge is imposed at the time of conversion of Class B shares to Class A shares. Class C shares do not have a conversion feature and, therefore, are subject to an ongoing 1.00% 12b-1 fee (see "Description of Shares" below and "Purchase of Fund Shares -- Alternative Purchase Arrangements" in each fund's Prospectus).

(8) Although the formula for calculating the 12b-1 fees for the Class B shares is similar for both funds, the application of the formula (1.0% of the lesser of average daily net sales or average daily net assets) results in lower annual 12b-1 fees on the existing assets of the Class B shares of American Value. Upon the consummation of the Reorganization, the assets of Capital Appreciation are treated under the formula as new sales and a 1.0% rate is applied thereto. When combined with the existing assets of American Value, the effect initially is a slight increase in the annual 12b-1 fees on the Class B shares of the combined fund.

(9) There were no outstanding shares of Class A, Class C or Class D prior to July 28, 1997. Accordingly, "Total Fund Operating Expenses" as shown above with respect to those Classes, are estimates based upon the sum of 12b-1 Fees, Management Fees and "Other Expenses."

HYPOTHETICAL EXPENSES


     To attempt to show the effect of these expenses on an investment over time, the hypotheticals shown below have been created. Assuming that an investor makes a $1,000 investment in either Capital Appreciation or American Value or the new combined fund (American Value), that the annual return is 5% and that the operating expenses for each fund are the ones shown in the chart above, if the investment was redeemed at the end of each period shown below, the investor would incur the following expenses by the end of each period shown:

                        1 YEAR     3 YEARS     5 YEARS     10 YEARS
                       --------   ---------   ---------   ---------
Capital Appreciation
 Class A ...........     $ 65        $ 90       $ 118       $ 196
 Class B ...........     $ 70        $ 93       $ 128       $ 233
 Class C ...........     $ 30        $ 63       $ 108       $ 233
 Class D ...........     $ 10        $ 32       $ 55        $ 123
American Value
 Class A ...........     $ 61        $ 79       $ 99        $ 155
 Class B ...........     $ 65        $ 76       $ 100       $ 175
 Class C ...........     $ 27        $ 51       $ 89        $ 193
 Class D ...........     $ 6         $ 20       $ 35        $ 79
Pro Forma Combined
 Class A ...........     $ 61        $ 79       $ 99        $ 155
 Class B ...........     $ 65        $ 77       $ 101       $ 178
 Class C ...........     $ 27        $ 51       $  89       $ 193
 Class D ...........     $  6        $ 20       $  35       $  79

     If such investment was not redeemed, the investor would incur the following expenses:



                        1 YEAR     3 YEARS     5 YEARS     10 YEARS
                       --------   ---------   ---------   ---------
Capital Appreciation
 Class A ...........      $65        $ 90       $ 118       $ 196
 Class B ...........      $20        $ 63       $ 108       $ 233
 Class C ...........      $20        $ 63       $ 108       $ 233
 Class D ...........      $10        $ 32       $ 55        $ 123
American Value
 Class A ...........      $61        $ 79       $ 99        $ 155
 Class B ...........      $15        $ 46       $ 80        $ 175
 Class C ...........      $17        $ 51       $ 89        $ 193
 Class D ...........      $6         $ 20       $ 35        $ 79
Pro Forma Combined
 Class A ...........      $61        $ 79       $ 99        $ 155
 Class B ...........      $15        $ 47       $  81       $ 178
 Class C ...........      $17        $ 51       $  89       $ 193
 Class D ...........      $ 6        $ 20       $  35       $  79

     THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL OPERATING EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. LONG-TERM SHAREHOLDERS OF CLASS A, CLASS B AND CLASS C SHARES OF CAPITAL APPRECIATION AND AMERICAN VALUE MAY PAY MORE IN SALES CHARGES INCLUDING DISTRIBUTION FEES THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED BY THE NASD.

     The purpose of the foregoing fee table is to assist the investor or shareholder in understanding the various costs and expenses that an investor or shareholder in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "Comparison of Capital Appreciation and American Value -- Investment Management and Distribution Plan Fees, Other Significant Fees, and Purchases, Exchanges and Redemptions" below.

TAX CONSEQUENCES OF THE REORGANIZATION


     As a condition to the Reorganization, Capital Appreciation will receive an opinion of Gordon Altman Butowsky Weitzen Shalov & Wein to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes, and that no gain or loss will be recognized by Capital Appreciation or the shareholders of Capital Appreciation for Federal income tax purposes as a result of the transactions included in the Reorganization. For further information about the tax consequences of the Reorganization, see "The Reorganization -- Tax Aspects of the Reorganization" below.


COMPARISON OF CAPITAL APPRECIATION AND AMERICAN VALUE


     INVESTMENT OBJECTIVES AND POLICIES. Capital Appreciation and American Value are funds which have similar investment objectives and policies. The investment objective of Capital Appreciation is long-term capital appreciation. The investment objective of American Value is long-term capital growth consistent with an effort to reduce volatility.


     Capital Appreciation seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its total assets in the common stocks of U.S. companies that, in the opinion of the Investment Manager, offer the potential for either superior earnings growth and/or appear to be undervalued. The fund's holdings are widely diversified by industry and by companies of all asset sizes and there is no limitation on the stock price of any particular investment. American Value seeks to achieve its investment objective by investing in a diversified portfolio of securities consisting principally of common stocks in those industries that, at the time of investment, are attractively valued given their above average relative earnings growth potential at the time. As a result, American Value is typically over-weighted in those sectors deemed to be attractive given their potential for above average earnings growth. Up to 35% of the assets of Capital Appreciation may be invested in debt or preferred equity securities convertible into or exchangeable for equity securities and rights and warrants when considered by the Investment Manager to be consistent with the Fund's investment objective; the fund may invest in debt securities without regard to quality or rating, although the fund will not purchase a non-investment grade debt security if immediately after such purchase, the fund would have more than 5% of its total assets invested in such securities. Additionally, Capital Appreciation may invest up to 10% of its assets in foreign securities. With respect to American Value, the fund may invest up to 35% of its portfolio in common stocks of non-U.S. companies, in companies or industries which have not been determined to be attractively valued or moderately attractively valued by the Investment Manager, and in convertible debt securities and warrants, convertible preferred securities, U.S. Government securities (securities issued or guaranteed as to principal and interest by the United States or its agencies and instrumentalities) and investment grade corporate debt securities when, in the opinion of the Investment Manager, the projected total return on such securities is equal to or greater than the expected total return on common stocks, or when such holdings might be expected to reduce the volatility of the portfolio, and in money market instruments. The processes by which each fund selects common stocks and other investments may differ and are more fully described under "Comparison of Investment Objectives, Policies and Restrictions" below.


     The principal differences between the funds' investment policies, as well as certain similarities, are more fully described under "Comparison of Investment Objectives, Policies and Restrictions" below.


     The investment policies of both Capital Appreciation and American Value are not fundamental and may be changed by their respective Boards of Trustees.

     INVESTMENT MANAGEMENT AND DISTRIBUTION PLAN FEES. Capital Appreciation and American Value obtain investment management services from MSDW Advisors. With respect to Capital Appreciation, the fund pays MSDW Advisors monthly compensation calculated daily by applying the annual rate of 0.75% to the first $500 million of the fund's average daily net assets and 0.725% to the fund's average net assets exceeding $500 million. With respect to American Value, the fund pays MSDW Advisors monthly compensation calculated daily by applying the annual rate of 0.625% to the portion of the fund's average daily net assets not exceeding $250 million; 0.50% to the portion of such daily net assets exceeding $250 million, but not exceeding $2.5 billion; 0.475% to the portion of such daily net assets exceeding $2.5 billion, but not exceeding $3.5 billion; 0.45% to the portion of such daily net assets exceeding $3.5 billion but not exceeding $4.5 billion; and 0.425% to the portion of such daily net assets exceeding $4.5 billion. Each class of both funds' shares is subject to the same management fee rates applicable to the respective fund.


     Both Capital Appreciation and American Value have adopted similar distribution plans ("Plans") pursuant to Rule 12b-1 under the 1940 Act. In the case of Class A and Class C shares, each fund's Plan provides that the fund will reimburse the Distributor and others for the expenses of certain activities and services incurred by them in connection with the distribution of the Class A and Class C Shares of the fund. Reimbursement for these expenses is made in monthly payments by each fund to the Distributor which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.0% of the average daily net assets of Class A and Class C shares, respectively. In the case of Class B shares, Capital Appreciation's Plan provides that the fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the lesser of (a) the average daily net sales of the fund's Class B shares or (b) the average daily net assets of Class B of the fund. In the case of American Value's Class B shares, American Value's Plan provides that the fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of (i) 1.0% of the lesser of (a) the average daily net sales of the fund's Class B shares since the implementation of the Plan on April 30, 1984 or (b) the average daily net assets of Class B attributable to shares issued, net of related shares redeemed, since implementation of the Plan. The fee is paid for the services provided and the expenses borne by the Distributor and others in connection with the distribution of each fund's Class B shares. There are no 12b-1 fees applicable to both funds' Class D shares. For further information relating to the 12b-1 fees applicable to each class of American Value's shares, see the section entitled "Purchase of Fund Shares" in American Value's Prospectus, attached hereto. The Distributor also receives the proceeds of any contingent deferred sales charge ("CDSC") paid by the funds' shareholders at the time of redemption. The CDSC schedules applicable to each of Capital Appreciation and American Value are set forth below under "Purchases, Exchanges and Redemptions."


     OTHER SIGNIFICANT FEES. Both Capital Appreciation and American Value pay additional fees in connection with their operations, including legal, auditing, transfer agent, trustees fees and custodial fees. See "Synopsis -- Fee Table" above for the percentage of average net assets represented by such "Other Expenses."


     PURCHASES, EXCHANGES AND REDEMPTIONS. Class A shares of each fund are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investment by certain other limited categories of investors) are not subject to any sales charges at the time of purchase, but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (except for certain specific circumstances fully described in each fund's Prospectus).

     Class B shares of each fund are offered at net asset value with no initial sales charge, but are subject to the same CDSC schedule set forth below (Class B shares of each fund purchased by certain qualified employer sponsored benefit plans are subject to a reduced CDSC schedule):




                                         CLASS B SHARES OF CAPITAL APPRECIATION AND
   YEAR SINCE PURCHASE PAYMENT MADE                    AMERICAN VALUE
-------------------------------------   -------------------------------------------
     First ..........................   5.0%
     Second .........................   4.0%
     Third ..........................   3.0%
     Fourth .........................   2.0%
     Fifth ..........................   2.0%
     Sixth ..........................   1.0%
     Seventh and thereafter .........   none

     Class C shares of each fund are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. The CDSC may be waived for certain redemptions (which are fully described in each fund's Prospectus).

     Class D shares of each fund are available only to limited categories of investors and are sold at net asset value with no initial sales charge or CDSC.


     The CDSC charge is paid to the Distributor. Shares of American Value and Capital Appreciation are distributed by the Distributor and offered by Dean Witter Reynolds Inc. and other dealers who have entered into selected dealer agreements with the Distributor. For further information relating to the CDSC schedules applicable to each of the classes of American Value's shares, see the section entitled "Purchase of Fund Shares" in American Value's Prospectus.

     Shares of each class of Capital Appreciation and American Value may be exchanged for shares of the same class of any other Morgan Stanley Dean Witter Fund that offers its shares in more than one class, without the imposition of an exchange fee. Additionally, shares of each class of Capital Appreciation and American Value may be exchanged for shares of Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust, Morgan Stanley Dean Witter Limited Term Municipal Trust, Morgan Stanley Dean Witter Short-Term Bond Fund and the five Morgan Stanley Dean Witter Funds that are money market funds (the foregoing eight funds are collectively referred to as the "Exchange Funds"), without the imposition of an exchange fee. Class A shares of Capital Appreciation and American Value may also be exchanged for shares of Morgan Stanley Dean Witter Multi-State Municipal Series Trust and Morgan Stanley Dean Witter Hawaii Municipal Trust. Upon consummation of the Reorganization, the foregoing exchange privileges will still be applicable to shareholders of the combined fund (American Value).

     With respect to both funds, no CDSC is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time an American Value or Capital Appreciation shareholder remains in an Exchange Fund, the holding period (for purposes of determining the CDSC rate) is frozen. Both Capital Appreciation and American Value provide telephone exchange privileges to their shareholders. For greater details relating to exchange privileges applicable to American Value, see the section entitled "Shareholder Services" in American Value's Prospectus.

     Shareholders of Capital Appreciation and American Value may redeem their shares for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable CDSC. Both Capital Appreciation and American Value offer a reinstatement privilege whereby a shareholder who has not previously exercised such privilege whose shares have been redeemed or repurchased may, within thirty-five days after the date of redemption or repurchase, reinstate any portion or all of the proceeds thereof in shares of the same class from which such shares were redeemed or repurchased and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase. Capital Appreciation and American Value may redeem involuntarily, at net asset value, most accounts valued at less than $100.

     DIVIDENDS. Each fund declares dividends separately for each of its classes. Capital Appreciation pays quarterly dividends from the net investment income of the fund. American Value intends to pay dividends from the net investment income of the fund as well as net short-term capital gains, if any, semi-annually. Both funds distribute net long-term capital gains, and in the case of Capital Appreciation, net short-term capital gains, if any, at least annually. Each fund, however, may determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. With respect to each fund, dividends and capital gains distributions are automatically reinvested in additional shares of the same class of shares of the fund at net asset value unless the shareholder elects to receive cash.


                            PRINCIPAL RISK FACTORS

     The net asset value of American Value and Capital Appreciation will fluctuate with changes in the market value of their respective portfolio securities. The market value of the funds' portfolio securities will increase or decrease due to a variety of economic, market and political factors, including movements in interest rates, which cannot be predicted. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they come due. Interest rate risk refers to the fluctuations in the net asset value of any portfolio of fixed-income securities resulting from the inverse relationship between price and yield of fixed-income securities; that is, when the general level of interest rates rises, the prices of outstanding fixed-income securities decline, and when interest rates fall, prices rise.

     Both funds may invest a portion (up to 35% for American Value and up to 10% for Capital Appreciation) of their assets in foreign securities and, as such, are subject to additional risks such as adverse political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Additionally, securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts and brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. Fluctuations in the relative rates of exchange between the currencies of different countries will affect the value of a fund's investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of a fund's assets denominated in that currency and thereby impact upon the fund's total return on such assets.

     Capital Appreciation may invest up to 5% of its total assets in debt securities rated below investment grade, which securities are subject to certain special risks not associated with higher rated, investment grade debt securities; whereas American Value does not invest in debt securities rated below investment grade.

     Capital Appreciation and American Value may enter into foreign currency exchange contracts when purchasing foreign securities in order to facilitate settlement and to limit the effect of changes in the relationship between the U.S. dollar and the foreign currency during the period between trade date and settlement date. Capital Appreciation may enter into reverse repurchase agreements and dollar rolls and both funds may enter into repurchase agreements, may purchase securities on a when-issued and delayed delivery basis, or on a when, as and if issued basis, may lend their portfolio securities, and may enter into options and futures transactions, all of which involve certain special risks. Both Capital Appreciation and American Value may invest in or acquire convertible securities which are fixed-income securities convertible into common stock. To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, the convertible security will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

     The foregoing discussion is a summary of the principal risk factors. For a more complete discussion of the risks of each fund, see "Investment Objective and Policies -- Risk Considerations" in the Prospectus of Capital Appreciation and in American Value's Prospectus attached hereto and incorporated herein by reference.


                              THE REORGANIZATION


THE PROPOSAL

     The Board of Trustees of Capital Appreciation, including the Independent Trustees, having reviewed the financial position of Capital Appreciation and the prospects for achieving economies of scale through the Reorganization and having determined that the Reorganization is in the best interests of Capital Appreciation and its Shareholders and that the interests of Shareholders will not be diluted as a result thereof, recommends approval of the Reorganization by Shareholders of Capital Appreciation.


THE BOARD'S CONSIDERATION

     At a meeting held on October 28, 1998, the Board, including all of the Independent Trustees, unanimously approved the Reorganization Agreement and determined to recommend that Shareholders approve the Reorganization Agreement. In reaching this decision, the Board made an extensive inquiry into a number of factors, particularly the comparative expenses currently incurred in the operations of Capital Appreciation and American Value. The Board also considered other factors, including, but not limited to: the general compatibility of the investment objectives, policies, restrictions and portfolios of Capital Appreciation and American Value; the terms and conditions of the Reorganization which would affect the price of shares to be issued in the Reorganization; the tax-free nature of the Reorganization; and any direct or indirect costs to be incurred by Capital Appreciation and American Value in connection with the Reorganization.

     In recommending the Reorganization to Shareholders, the Board of Capital Appreciation considered that the Reorganization would have the following benefits to Shareholders:

     1. Once the Reorganization is consummated, the expenses which would be borne by shareholders of each class of the "combined fund" should be lower on a percentage basis than the expenses per share of each corresponding class of Capital Appreciation. In part, this is because the estimated current rate of the investment management fee to be paid by the surviving American Value (0.49% of average daily net assets) would be lower than the rate of the investment management fee currently paid by Capital Appreciation (0.75% of average daily net assets). Furthermore, to the extent that the Reorganization would result in Shareholders becoming shareholders of a combined larger fund, further economies of scale could be achieved since various fixed expenses (e.g., auditing and legal) can be spread over a larger number of shares. The Board noted that the expense ratio for each class of Capital Appreciation was higher (for its fiscal year ended November 30, 1997) than the expense ratio for each corresponding class of American Value (for its fiscal year ended December 31, 1997).

     2. Shareholders would have a continued participation in a diversified portfolio of common stocks through investment in American Value.

     3. The Reorganization will constitute a tax-free reorganization for Federal income tax purposes, and no gain or loss will be recognized by Capital Appreciation or its Shareholders for Federal income tax purposes as a result of transactions included in the Reorganization.

     4. The Board also took into consideration that absent the Reorganization, American Value will continue to compete for investor funds directly with Capital Appreciation. The Reorganization should allow for more concentrated selling efforts to the benefit of both Capital Appreciation and American Value shareholders and avoid the inefficiencies associated with the operation and distribution of two similar funds through the same sales organization.

     The Board of Trustees of American Value, including a majority of the Independent Trustees of American Value, also have determined that the Reorganization is in the best interests of American Value and its shareholders and that the interests of existing shareholders of American Value will not be diluted as a result thereof. The transaction will enable American Value to acquire investment securities which are consistent with American Value's investment objective, without the brokerage costs attendant to the purchase of such securities in the market. Also, the addition of assets to American Value's portfolio may result in a further reduction in the investment management fee resulting from the addition of more assets at a lower breakpoint rate in the management fee schedule. Furthermore, like the shareholders of Capital Appreciation, the shareholders of American Value may also realize an intangible benefit in having the Morgan Stanley Dean Witter sales organization concentrate its selling efforts on one rather than two similar funds, which may result in further economies of scale. Finally, the Board considered that even if the benefits enumerated above are not realized, the costs to the Fund are sufficiently minor to warrant taking the opportunity to realize those benefits. With respect to the Class B shares, the Board recognized that, although the formula for calculating 12b-1 fees is similar for both funds, the application of the formula results in lower annual fees for American Value than for Capital Appreciation and that combining the two funds would, at least initially, result in somewhat higher 12b-1 fees for the combined Fund than American Value's current 12b-1 fee, as noted above under "Synopsis -- Fee Table." The Board believes, however, that this relatively minor disadvantage would be offset by the other benefits of the Reorganization.


THE REORGANIZATION AGREEMENT

     The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

     The Reorganization Agreement provides that (i) Capital Appreciation will transfer all of its assets, including portfolio securities, cash (other than cash amounts retained by Capital Appreciation as a "Cash Reserve" in the amount sufficient to discharge its liabilities not discharged prior to the Valuation Date (as defined below) and for expenses of the dissolution), cash equivalents and receivables to American Value on the Closing Date in exchange for the assumption by American Value of stated liabilities of Capital Appreciation, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of Capital Appreciation prepared by the Treasurer of Capital Appreciation as of the Valuation Date (as defined below) in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of the American Value Shares; (ii) such American Value Shares would be distributed to Shareholders on the Closing Date or as soon as practicable thereafter; (iii) Capital Appreciation would be dissolved; and (iv) the outstanding shares of Capital Appreciation would be canceled.

     The number of American Value Shares to be delivered to Capital Appreciation will be determined by dividing the aggregate net asset value of each class of shares of Capital Appreciation acquired by American Value by the net asset value per share of the corresponding class of shares of American Value; these values will be calculated as of the close of business of the New York Stock Exchange on the third business day following the receipt of the requisite approval by Shareholders of the Reorganization Agreement or at such other time as Capital Appreciation and American Value may agree (the "Valuation Date"). As an illustration, assume that on the Valuation Date, Class B shares of Capital Appreciation had an aggregate net asset value (not including any Cash Reserve of Capital Appreciation) of $100,000. If the net asset value per Class B share of American Value were $10 per share at the close of business on the Valuation Date, the number of Class B shares American Value to be issued would be 10,000 ($100,000 (divided by) $10). These 10,000 Class B shares of American Value would be distributed to the former Class B shareholders of Capital Appreciation. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

     On the Closing Date or as soon as practicable thereafter, Capital Appreciation will distribute pro rata to its Shareholders of record as of the close of business on the Valuation Date, the American Value Shares it receives. Each Shareholder will receive the class of shares of American Value that corresponds to the class of shares of Capital Appreciation currently held by that Shareholder. Accordingly, the American Value Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of American Value will be distributed to holders of Class A, Class B, Class C and Class D shares of Capital Appreciation, respectively. American Value will cause its transfer agent to credit and confirm an appropriate number of American Value Shares to each Shareholder. Certificates for American Value Shares will be issued only upon written request of a Shareholder and only for whole shares, with fractional shares credited to the name of the Shareholder on the books of American Value. Shareholders who wish to receive certificates representing their American Value Shares must, after receipt of their confirmations, make a written request to American Value's transfer agent Morgan Stanley Dean Witter Trust FSB, Harborside Financial Center, Jersey City, New Jersey 07311. Shareholders of Capital Appreciation holding their shares in certificate form will be asked to surrender such certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of American Value; however, such Shareholders will not be able to redeem, transfer or exchange the American Value Shares received until the old certificates have been surrendered.

     The Closing Date will be the next business day following the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the Reorganization by the Shareholders and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by Capital Appreciation or American Value. The Reorganization Agreement may be amended in any mutually agreeable manner. All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by Capital Appreciation, which expenses are expected to approximate $182,000. Capital Appreciation and American Value will bear all of their respective other expenses associated with the Reorganization.

     The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Shareholders or by mutual consent of Capital Appreciation and American Value. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by May 31, 1999, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

     Under the Reorganization Agreement, within one year after the Closing Date, Capital Appreciation shall: either pay or make provision for all of its liabilities and distribute any remaining amount of the Cash Reserve (after paying or making provision for such liabilities and the estimated cost of making the distribution) to former shareholders of Capital Appreciation that received American Value Shares. Capital Appreciation shall be dissolved and deregistered as an investment company promptly following the distributions of shares of American Value to Shareholders of record of Capital Appreciation.

     The effect of the Reorganization is that Shareholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of Capital Appreciation (at net asset value on the Valuation Date calculated after subtracting any Cash Reserve) and reinvest the proceeds in American Value Shares at net asset value and without recognition of taxable gain or loss for Federal income tax purposes. See "Tax Aspects of the Reorganization" below. As noted in "Tax Aspects of the Reorganization" below, if Capital Appreciation recognizes net gain from the sale of securities prior to the Closing Date, such gain, to the extent not offset by capital loss carryforwards, will be distributed to Shareholders prior to the Closing Date and will be taxable to Shareholders as capital gain.

     Shareholders will continue to be able to redeem their shares of Capital Appreciation at net asset value next determined after receipt of the redemption request (subject to any applicable CDSC) until the close of business on the business day next preceding the Closing Date. Redemption requests received by Capital Appreciation thereafter will be treated as requests for redemption of shares of American Value.


TAX ASPECTS OF THE REORGANIZATION

     At least one but not more than 20 business days prior to the Valuation Date, Capital Appreciation will declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Shareholders all of Capital Appreciation's investment company taxable income for all periods since the inception of Capital Appreciation through and including the Valuation Date (computed without regard to any dividends paid deduction), and all of Capital Appreciation's net capital gain, if any, realized in such periods (after reduction for any capital loss carryforward).

     The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"). Capital Appreciation and American Value have represented that, to their best knowledge, there is no plan or intention by Shareholders to redeem, sell, exchange or otherwise dispose of a number of American Value Shares received in the transaction that would reduce Shareholders' ownership of American Value Shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding Capital Appreciation shares as of the same date. Capital Appreciation and American Value have each further represented that, as of the Closing Date, Capital Appreciation and American Value will qualify as regulated investment companies.

     As a condition to the Reorganization, Capital Appreciation and American Value will receive an opinion of Gordon Altman Butowsky Weitzen Shalov & Wein that, based on certain assumptions, facts, the terms of the Reorganization Agreement and additional representations set forth in the Reorganization Agreement or provided by Capital Appreciation and American Value:

     1. The transfer of substantially all of Capital Appreciation's assets in exchange for the American Value Shares and the assumption by American Value of certain stated liabilities of Capital Appreciation followed by the distribution by Capital Appreciation of the American Value Shares to Shareholders in exchange for their Capital Appreciation shares will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and Capital Appreciation and American Value will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     2. No gain or loss will be recognized by American Value upon the receipt of the assets of Capital Appreciation solely in exchange for the American Value Shares and the assumption by American Value of the stated liabilities of Capital Appreciation;

     3. No gain or loss will be recognized by Capital Appreciation upon the transfer of the assets of Capital Appreciation to American Value in exchange for the American Value Shares and the assumption by American Value of the stated liabilities or upon the distribution of American Value Shares to Shareholders in exchange for their Capital Appreciation shares;

     4. No gain or loss will be recognized by Shareholders upon the exchange of the shares of Capital Appreciation for the American Value Shares;

     5. The aggregate tax basis for the American Value Shares received by each of the Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the shares in Capital Appreciation held by each such Shareholder immediately prior to the Reorganization;

     6. The holding period of the American Value Shares to be received by each Shareholder will include the period during which the shares in Capital Appreciation surrendered in exchange therefor were held (provided such shares in Capital Appreciation were held as capital assets on the date of the Reorganization);

     7. The tax basis of the assets of Capital Appreciation acquired by American Value will be the same as the tax basis of such assets to Capital Appreciation immediately prior to the Reorganization; and

     8. The holding period of the assets of Capital Appreciation in the hands of American Value will include the period during which those assets were held by Capital Appreciation.

     SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE EFFECT, IF ANY, OF THE PROPOSED TRANSACTION IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES. BECAUSE THE FOREGOING DISCUSSION ONLY RELATES TO THE FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED TRANSACTION, SHAREHOLDERS SHOULD ALSO CONSULT THEIR TAX ADVISORS AS TO STATE AND LOCAL TAX CONSEQUENCES, IF ANY, OF THE PROPOSED TRANSACTION.


DESCRIPTION OF SHARES

     American Value shares to be issued pursuant to the Reorganization Agreement will, when issued, be fully paid and non-assessable by American Value and transferable without restrictions and will have no preemptive rights. Class B shares of American Value, like Class B shares of Capital Appreciation, have a conversion feature pursuant to which approximately ten (10) years after the date of the original purchase of such shares, the shares will convert automatically to Class A shares, based on the relative net asset values of the two classes. For greater details regarding the conversion feature, including the method by which the 10 year period is calculated and the treatment of reinvested dividends, see "Purchase of Fund Shares" in each fund's Prospectus.


CAPITALIZATION TABLE (UNAUDITED)

     The following table sets forth the capitalization of American Value and Capital Appreciation as of September 30, 1998 and on a pro forma combined basis as if the Reorganization had occurred on that date:

                                                                           NET ASSET
                                                              SHARES         VALUE
                                          NET ASSETS       OUTSTANDING     PER SHARE
                                      -----------------   -------------   ----------
              CLASS A
-----------------------------------
Capital Appreciation ..............    $      728,646           66,844     $ 10.90
American Value ....................    $   76,168,332        2,389,336     $ 31.88
Combined Fund (pro forma) .........    $   76,896,978        2,412,192     $ 31.88
              CLASS B
------------------------------------
Capital Appreciation ..............    $  214,589,890       19,879,095     $ 10.79
American Value ....................    $4,722,895,303      149,184,537     $ 31.66
Combined Fund (pro forma) .........    $4,937,485,193      155,962,487     $ 31.66
              CLASS C
------------------------------------
Capital Appreciation ..............    $    1,332,961          123,472     $ 10.80
American Value ....................    $   38,710,697        1,225,890     $ 31.58
Combined Fund (pro forma) .........    $   40,043,658        1,268,099     $ 31.58
              CLASS D
------------------------------------
Capital Appreciation ..............    $      193,368           17,658     $ 10.95
American Value ....................    $  110,067,180        3,441,655     $ 31.98
Combined Fund (pro forma) .........    $  110,260,548        3,447,702     $ 31.98
       TOTAL CLASS A, B, C, D
------------------------------------
Capital Appreciation ..............    $  216,844,865       20,087,069          --
American Value ....................    $4,997,841,512      156,231,418          --
Combined Fund (pro forma) .........    $5,164,686,377      163,090,480          --

APPRAISAL RIGHTS

     Shareholders will have no appraisal rights in connection with the Reorganization.


        COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS


INVESTMENT OBJECTIVES AND POLICIES

     Capital Appreciation and American Value each are funds which have similar although not identical investment objectives and policies. The investment objective of Capital Appreciation is long-term capital appreciation. The investment objective of American Value is long-term capital growth consistent with an effort to reduce volatility. Both funds seek to achieve their objectives by investing principally in a diversified portfolio of common stocks in accordance with their respective investment strategies set forth below.

     American Value utilizes an investment process that places primary emphasis on seeking to identify industries, rather than individual companies, as prospects for capital appreciation. The Investment Manager seeks to invest the assets of American Value in those industries that, at the time of investment, are attractively valued given their above average relative earnings growth potential at that time and, therefore, the fund is typically over-weighted in those sectors deemed to be attractive given their potential for above average earnings growth. After selection of the fund's target industries, specific company investments are selected. In this process, the Investment Manager seeks to identify companies whose prospects are deemed attractive on the basis of an evaluation of valuation screens and prospective company fundamentals. Following selection of the fund's specific investments, the Investment Manager will attempt to allocate the assets of the fund so as to reduce the volatility of its portfolio. In doing so, American Value may hold a portion of its portfolio in fixed-income securities (including zero coupon securities) in an effort to moderate extremes of price fluctuations. American Value may invest up to 35% of its portfolio in common stocks of non-U.S. companies, in companies whose industries have not been determined to be attractively valued or moderately attractively valued by the Investment Manager, and in convertible debt securities and warrants, convertible preferred securities, U.S. Government securities (securities issued or guaranteed as to principal and interest by the United States or its agencies and instrumentalities) and investment grade corporate debt securities when, in the opinion of the Investment Manager, the projected total return on such securities is equal to or greater than the expected total return on common stocks, or when such holdings might be expected to reduce the volatility of the portfolio, and in money market instruments under any one or more of the following circumstances: (i) pending investment of proceeds of the sale of fund shares or of portfolio securities; (ii) pending settlement of purchases of portfolio securities; or (iii) to maintain liquidity for the purpose of meeting anticipated redemptions. Greater than 35% of the fund's total assets may be invested in money market instruments to maintain, temporarily, a "defensive" posture when, in the opinion of the Investment Manager, it is advisable to do so because of economic or market conditions.

     Capital Appreciation seeks to invest its assets in common stocks of primarily U.S. companies that, in the opinion of the Investment Manager, offer the potential for either superior earnings growth and/or appear to be undervalued. The fund primarily looks for quality businesses with an investment outlook based upon a mix of growth potential, financial strength and fundamental value. The Investment Manager bases the selection of stocks for the fund's portfolio on research and analysis, taking into account, among other factors, a company's price/earnings ratio (that is whether the current stock price appears undervalued in relation to earnings, projected cash flow, or asset value per share; or the price-to-earnings ratio is attractive relative to the company's underlying earnings growth rate), growth in sales, market-to-book ratio, the quality of a company's balance sheet, sales-per-share and profitability in order to determine whether the current market valuation is less than the Investment Manager's view of a company's intrinsic value. The Investment Manager also considers characteristics such as capable management, attractive business niches, pricing flexibility, sound financial and accounting practices and a demonstrated ability or prospects to consistently grow revenues, earnings and cash flow as well as the possibility of increased investor attention, asset sales, a new product/innovation, or a change in management which may cause the stock's price to rise.

     The Investment Manager has no general criteria as to asset size, earnings or industry type and the fund's holdings are generally widely diversified by industry and company and, under most circumstances, at the time of initial purchase, the average position will be less than 1.5% of the fund's net assets.


     Up to 35% of Capital Appreciation's total assets may be invested in debt or preferred equity securities convertible into or exchangeable for equity securities, rights and warrants, and the fund may also invest in other debt securities without regard to quality or rating, if in the opinion of the Investment Manager such securities meet the investment criteria of the fund. The fund will not purchase a non-investment grade debt security (or junk bond) if, immediately after such purchase, the fund would have more than 5% of its total assets invested in such securities. During periods which, in the opinion of the Investment Manager, market conditions warrant a reduction of some or all of the fund's securities holdings, the fund may adopt a temporary "defensive" posture in which greater than 35% of its total assets are invested in money market instruments or cash.

     Both funds may invest their assets in foreign securities, including securities of foreign issuers denominated in foreign currencies or in the form of American Depository Receipts ("ADRs"); American Value may invest up to 35% of its total assets in foreign securities while Capital Appreciation may not invest more than 10% of its total assets in such foreign securities. Additionally, both funds may enter into forward foreign currency exchange contracts in connection with its foreign securities investments as a hedge against fluctuations in future foreign exchange rates.

     Both Capital Appreciation and American Value may engage in options and futures transactions. Capital Appreciation may purchase and sell (write) options on portfolio securities denominated in U.S. dollars and foreign currencies and may purchase and sell (write) options on the U.S. dollar and foreign currencies which are or may be in the future listed on U.S. and foreign securities exchanges or are written in over-the-counter transactions ("OTC options"). Capital Appreciation may write covered call options on portfolio securities and currencies without limit, in order to hedge against the decline in the value of a security or currency in which such security is denominated and to close out long call option positions. American Value may purchase and sell (write) options on debt and equity securities which are listed on Exchanges or which are OTC options and may only write covered call options in an amount up to, but not exceeding in the aggregate, 25% of the value of its total assets. Both funds also may purchase listed and OTC call and put options in amounts equaling up to 5% (Capital Appreciation) and 10% (American Value) of their respective total assets and American Value may invest up to 5% of its total assets in stock index options. Both funds may purchase call and put options to close out covered call or written put positions, as applicable, or to protect the value of the relevant security. Capital Appreciation may purchase and sell futures contracts that are currently traded, or may in the future be traded, on U.S. and foreign commodity exchanges on underlying portfolio securities, on any currency ("currency" futures), as well as on U.S. and foreign fixed-income securities ("interest rate" futures) and on such indexes of U.S. or foreign equity or fixed-income securities as may exist or come into being ("index" futures). American Value may purchase and sell interest rate and stock index futures contracts that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury securities, GNMA Certificates, and indexes such as the S&P 500 Index, the New York Stock Exchange Composite Index and the Moody's Investment-Grade Corporate Bond Index.


     Both American Value and Capital Appreciation may (i) purchase securities on a when-issued or delayed delivery basis, (ii) purchase or sell securities on a forward commitment basis, (iii) purchase securities on a "when, as and if issued" basis, (iv) enter into repurchase agreements subject to certain procedures designed to minimize risks associated with such agreements, (v) purchase rights and warrants, (vi) invest in zero coupon securities and (vii) invest up to 5% of their respective total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended, or which are not otherwise readily marketable (both funds do not include Rule 144A securities in this 5% limitation). Capital Appreciation may also enter into reverse repurchase agreements and dollar rolls.

     Additionally, both American Value and Capital Appreciation may invest in real estate investment trusts.

     The investment policies of both Capital Appreciation and American Value are not fundamental and may be changed by their respective Boards. The foregoing discussion is a summary of the principal differences and similarities between the investment policies of the funds. For a more complete discussion of each fund's policies, see "Investment Objective and Policies" in each fund's Prospectus and "Investment Practices and Policies" in each fund's Statement of Additional Information.


INVESTMENT RESTRICTIONS

     The investment restrictions adopted by Capital Appreciation and American Value as fundamental policies are substantially similar and are summarized under the caption "Investment Restrictions" in their respective

Prospectuses and Statements of Additional Information. A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a fund, as defined in the 1940 Act. The material differences are as follows: (a) Capital Appreciation has a fundamental restriction that it may not invest more than 5% of the value of its total assets in the securities of issuers (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) having a record, together with predecessors, of less than three years of continuous operation; American Value has no such restriction; (b) Capital Appreciation may not, as to 75% of its total assets purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer; American Value has a similar restriction with respect to 100% of its total assets; (c) American Value may not purchase securities of other investment companies except in connection with a merger, consolidation, reorganization or acquisition of assets; Capital Appreciation carves out an additional exception for purchases complying with Section 12(d) of the 1940 Act; and (d) both funds are prohibited from borrowing money except from a bank for temporary or emergency purposes in amounts not exceeding 5% of their respective total assets; however, Capital Appreication carves out an additional exception for reverse repurchase agreements and dollar rolls subject to this 5% limitation.

     In addition, American Value has a fundamental restriction that it may not invest in securities of any issuer if, in the exercise of reasonable diligence, the fund has determined that any officer or trustee of the fund or of the fund's investment manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer; Capital Appreciation has no such limitation.


               ADDITIONAL INFORMATION ABOUT CAPITAL APPRECIATION
                              AND AMERICAN VALUE


GENERAL

     For a discussion of the organization and operation of American Value and Capital Appreciation, see "The Fund and its Management," "Investment Objective and Policies," "Investment Restrictions" and "Prospectus Summary" in, and the cover page of, their respective Prospectuses.


FINANCIAL INFORMATION

     For certain financial information about American Value and Capital Appreciation, see "Financial Highlights" and "Performance Information" in their respective Prospectuses.


MANAGEMENT

     For information about the respective Board of Trustees, Investment Manager, and the Distributor of American Value and Capital Appreciation, see "The Fund and its Management" and "Investment Objective and Policies" in, and on the back cover of, their respective Prospectuses.


DESCRIPTION OF SECURITIES AND SHAREHOLDER INQUIRIES

     For a description of the nature and most significant attributes of shares of Capital Appreciation and American Value, and information regarding shareholder inquiries, see "Additional Information" in their respective Prospectuses.


DIVIDENDS, DISTRIBUTIONS AND TAXES

     For a discussion of American Value's and Capital Appreciation's policies with respect to dividends, distributions and taxes, see "Dividends, Distributions and Taxes" in their respective Prospectuses as well as the discussion herein under "Synopsis -- Purchases, Exchanges and Redemptions."

PURCHASES, REPURCHASES AND REDEMPTIONS

     For a discussion of how American Value's and Capital Appreciation's shares may be purchased, repurchased and redeemed, see "Purchase of Fund Shares," "Shareholder Services" and "Redemptions and Repurchases" in their respective Prospectuses.


                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     For a discussion of American Value's performance, see management's letter to shareholders in its Annual Report for its fiscal year ended December 31, 1997 and in its unaudited Semi-Annual Report for the six months ended June 30, 1998 accompanying this Proxy Statement and Prospectus. For a discussion of the performance of Capital Appreciation, see its Annual Report for its fiscal year ended November 30, 1997 and its unaudited Semi-Annual Report for the six months ended May 31, 1998.


                       FINANCIAL STATEMENTS AND EXPERTS

     The financial statements of American Value, for the year ended December 31, 1997, and Capital Appreciation, for the year ended November 30, 1997 that are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part, have been audited by PricewaterhouseCoopers LLP, independent accountants. The financial statements have been incorporated by reference in reliance upon such reports given upon the authority of PricewaterhouseCoopers LLP as experts in accounting and auditing.


                                 LEGAL MATTERS

     Certain legal matters concerning the issuance of shares of American Value will be passed upon by Gordon Altman Butowsky Weitzen Shalov & Wein, New York, New York. Such firm will rely on Lane Altman & Owens as to matters of Massachusetts law.


                             AVAILABLE INFORMATION

     Additional information about Capital Appreciation and American Value is available, as applicable, in the following documents which are incorporated herein by reference: (i) American Value's Prospectus dated May 1, 1998, As Revised August 21, 1998, attached this Proxy Statement and Prospectus, which Prospectus forms a part of Post-Effective Amendment No. 22 to American Value's Registration Statement on Form N-1A (File Nos. 2-66269; 811-2978); (ii) American Value's Annual Report for its fiscal year ended December 31, 1997 and its unaudited Semi-Annual Report for the six months ended June 30, 1998, accompanying this Proxy Statement and Prospectus; (iii) Capital Appreciation's Prospectus dated January 29, 1998, which Prospectus forms a part of Post-Effective Amendment No. 4 to Capital Appreciation's Registration Statement on Form N-1A (File Nos. 33-61511; 811-7333); and (iv) Capital Appreciation's Annual Report for its fiscal year ended November 30, 1997 and its unaudited Semi-Annual Report for its six months ended May 31, 1997. The foregoing documents may be obtained without charge by calling (212) 392-2550 or (800) 869-NEWS (toll-free).

     Capital Appreciation and American Value are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the Commission. Proxy material, reports and other information about Capital Appreciation and American Value which are of public record can be inspected and copied at public reference facilities maintained by the Commission at Room 1204, Judiciary Plaza, 450 Fifth Street, NW, Washington, D.C. 20549 and certain of its regional offices, and copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

                                OTHER BUSINESS

     Management of Capital Appreciation knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.



                                      By Order of the Board of Trustees



                                      Barry Fink,
                                      Secretary


December 4, 1998

                                                                      EXHIBIT A

                     AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 28th day of October, 1998, by and between MORGAN STANLEY DEAN WITTER AMERICAN VALUE FUND, a Massachusetts business trust ("American Value") and MORGAN STANLEY DEAN WITTER CAPITAL APPRECIATION FUND, a Massachusetts business trust ("Capital Appreciation").

     This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer to American Value of substantially all of the assets of Capital Appreciation in exchange for the assumption by American Value of all stated liabilities of Capital Appreciation and the issuance by American Value of shares of beneficial interest, par value $0.01 per share (the "American Value Shares"), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of Capital Appreciation in liquidation of Capital Appreciation as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:


1. THE REORGANIZATION AND LIQUIDATION OF CAPITAL APPRECIATION

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Capital Appreciation agrees to assign, deliver and otherwise transfer the Capital Appreciation Assets (as defined in paragraph 1.2) to American Value and American Value agrees in exchange therefor to assume all of Capital Appreciation's stated liabilities on the Closing Date as set forth in paragraph 1.3(a) and to deliver to Capital Appreciation the number of American Value Shares, including fractional American Value Shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 ("Closing").

     1.2 (a) The "Capital Appreciation Assets" shall consist of all property, including without limitation, all cash (other than the "Cash Reserve" (as defined in paragraph 1.3(b)), cash equivalents, securities and dividend and interest receivables owned by Capital Appreciation, and any deferred or prepaid expenses shown as an asset on Capital Appreciation's books on the Valuation Date.

     (b) On or prior to the Valuation Date, Capital Appreciation will provide American Value with a list of all of Capital Appreciation's assets to be assigned, delivered and otherwise transferred to American Value and of the stated liabilities to be assumed by American Value pursuant to this Agreement. Capital Appreciation reserves the right to sell any of the securities on such list but will not, without the prior approval of American Value, acquire any additional securities other than securities of the type in which American Value is permitted to invest and in amounts agreed to in writing by American Value. American Value will, within a reasonable time prior to the Valuation Date, furnish Capital Appreciation with a statement of American Value's investment objectives, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to American Value's investment objective, policies and restrictions. In the event that Capital Appreciation holds any investments that American Value is not permitted to hold, Capital Appreciation will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of Capital Appreciation and American Value, when aggregated, would contain investments exceeding certain percentage limitations imposed upon American Value with respect to such investments, Capital Appreciation if requested by American Value will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

     1.3 (a) Capital Appreciation will endeavor to discharge all of its liabilities and obligations on or prior to the Valuation Date. American Value will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of Capital Appreciation prepared by the Treasurer of Capital Appreciation as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

     (b) On the Valuation Date, Capital Appreciation may establish a cash reserve, which shall not exceed 5% of Capital Appreciation's net assets as of the close of business on the Valuation Date ("Cash Reserve") to be retained by Capital Appreciation and used for the payment of its liabilities not discharged prior to the Valuation Date and for the expenses of dissolution.

     1.4 In order for Capital Appreciation to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, Capital Appreciation will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

     1.5 On the Closing Date or as soon as practicable thereafter, Capital Appreciation will distribute American Value Shares received by Capital Appreciation pursuant to paragraph 1.1 pro rata to its shareholders of record determined as of the close of business on the Valuation Date ("Capital Appreciation Shareholders"). Each Capital Appreciation Shareholder will receive the class of shares of American Value that corresponds to the class of shares of Capital Appreciation currently held by that Capital Appreciation Shareholder. Accordingly, the American Value Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of American Value will be distributed to holders of Class A, Class B, Class C and Class D shares of Capital Appreciation, respectively. Such distribution will be accomplished by an instruction, signed by Capital Appreciation's Secretary, to transfer American Value Shares then credited to Capital Appreciation's account on the books of American Value to open accounts on the books of American Value in the names of the Capital Appreciation Shareholders and representing the respective pro rata number of American Value Shares due such Capital Appreciation Shareholders. All issued and outstanding shares of Capital Appreciation simultaneously will be canceled on Capital Appreciation's books; however, share certificates representing interests in Capital Appreciation will represent a number of American Value Shares after the Closing Date as determined in accordance with paragraph 2.3. American Value will issue certificates representing American Value Shares in connection with such exchange only upon the written request of a Capital Appreciation Shareholder.

     1.6 Ownership of American Value Shares will be shown on the books of American Value's transfer agent. American Value Shares will be issued in the manner described in American Value's current Prospectus and Statement of Additional Information.

     1.7 Any transfer taxes payable upon issuance of American Value Shares in a name other than the registered holder of American Value Shares on Capital Appreciation's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom American Value Shares are to be issued and transferred.

     1.8 Any reporting responsibility of Capital Appreciation is and shall remain the responsibility of Capital Appreciation up to and including the date on which Capital Appreciation is dissolved and deregistered pursuant to paragraph 1.9.

     1.9 Within one year after the Closing Date, Capital Appreciation shall pay or make provision for the payment of all its liabilities and taxes, and distribute to the shareholders of Capital Appreciation as of the close of business on the Valuation Date any remaining amount of the Cash Reserve (as reduced by the estimated cost of distributing it to shareholders). Capital Appreciation shall be dissolved as a Massachusetts business trust and deregistered as an investment company under the Investment Company Act of 1940, as amended ("1940 Act"), promptly following the making of all distributions pursuant to paragraph 1.5.

     1.10 Copies of all books and records maintained on behalf of Capital Appreciation in connection with its obligations under the 1940 Act, the Code, state blue sky laws or otherwise in connection with this Agreement will promptly after the Closing be delivered to officers of American Value or their designee and American Value or its designee shall comply with applicable record retention requirements to which Capital Appreciation is subject under the 1940 Act.


2. VALUATION

     2.1 The value of the Capital Appreciation Assets shall be the value of such assets computed as of 4:00 p.m. on the New York Stock Exchange on the third business day following the receipt of the requisite approval by shareholders of Capital Appreciation of this Agreement or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in American Value's then current Prospectus and Statement of Additional Information.

     2.2 The net asset value of an American Value Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in American Value's then current Prospectus and Statement of Additional Information.

     2.3 The number of American Value Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of each class of Capital Appreciation shares (determined in accordance with paragraph 2.1) by the net asset value per share of the corresponding class of shares of American Value (determined in accordance with paragraph 2.2). For purposes of this paragraph, the aggregate net asset value of each class of shares of Capital Appreciation shall not include the amount of the Cash Reserve.

     2.4 All computations of value shall be made by Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services") in accordance with its regular practice in pricing American Value. American Value shall cause MSDW Services to deliver a copy of its valuation report at the Closing.


3. CLOSING AND CLOSING DATE

     3.1 The Closing shall take place on the next business day following the Valuation Date (the "Closing Date"). The Closing shall be held as of 9:00 a.m. Eastern time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise provided.

     3.2 Portfolio securities held by Capital Appreciation and represented by a certificate or other written instrument shall be presented by it or on its behalf to The Bank of New York (the "Custodian"), as custodian for American Value, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by Capital Appreciation to the Custodian for the account of American Value on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary Federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940
Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "The Bank of New York, Custodian for Morgan Stanley Dean Witter American Value Fund."

     3.3 In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or
(b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both American Value and Capital Appreciation, accurate appraisal of the value of the net assets of American Value or the Capital Appreciation Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

     3.4 If requested, Capital Appreciation shall deliver to American Value or its designee (a) at the Closing, a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the Capital Appreciation Shareholders and the number and percentage ownership of outstanding Capital Appreciation shares owned by each such Capital Appreciation Shareholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Capital Appreciation Shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. American Value shall issue and deliver to such Secretary a confirmation evidencing delivery of American Value Shares to be credited on the Closing Date to Capital Appreciation or provide evidence satisfactory to Capital Appreciation that such American Value Shares have been credited to Capital Appreciation's account on the books of American Value. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.


4. COVENANTS OF AMERICAN VALUE AND CAPITAL APPRECIATION

     4.1 Except as otherwise expressly provided herein with respect to Capital Appreciation, American Value and Capital Appreciation each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

     4.2 American Value will prepare and file with the Securities and Exchange Commission ("Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), relating to American Value Shares ("Registration Statement"). Capital Appreciation will provide American Value with the Proxy Materials as described in paragraph 4.3 below, for inclusion in the Registration Statement. Capital Appreciation will further provide American Value with such other information and documents relating to Capital Appreciation as are reasonably necessary for the preparation of the Registration Statement.

     4.3 Capital Appreciation will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. Capital Appreciation will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that American Value will furnish Capital Appreciation with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to American Value as is reasonably necessary for the preparation of the Proxy Materials.

     4.4 Capital Appreciation will assist American Value in obtaining such information as American Value reasonably requests concerning the beneficial ownership of Capital Appreciation shares.

     4.5 Subject to the provisions of this Agreement, American Value and Capital Appreciation will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     4.6 Capital Appreciation shall furnish or cause to be furnished to American Value within 30 days after the Closing Date a statement of Capital Appreciation's assets and liabilities as of the Closing Date, which statement shall be certified by Capital Appreciation's Treasurer and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, Capital Appreciation shall furnish American Value, in such form as is reasonably satisfactory to American Value, a statement certified by Capital Appreciation's Treasurer of Capital Appreciation's earnings and profits for Federal income tax purposes that will be carried over to American Value pursuant to Section 381 of the Code.

     4.7 As soon after the Closing Date as is reasonably practicable, Capital Appreciation (a) shall prepare and file all Federal and other tax returns and reports of Capital Appreciation required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all Federal and other taxes shown as due thereon and/or all Federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

     4.8 American Value agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.


5. REPRESENTATIONS AND WARRANTIES

     5.1 American Value represents and warrants to Capital Appreciation as follows:

     (a) American Value is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

     (b) American Value is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

     (c) All of the issued and outstanding shares of American Value have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of American Value are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and American Value is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

     (d) The current Prospectus and Statement of Additional Information of American Value conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (e) American Value is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of American Value's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which American Value is a party or by which it is bound;

     (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against American Value or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and American Value knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

     (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the year ended December 31, 1997, of American Value certified by PricewaterhouseCoopers LLP (copies of which have been furnished to Capital Appreciation), fairly present, in all material respects, American Value's financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there were no known liabilities of American Value (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

     (h) All issued and outstanding American Value Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Additional Information" in American Value's current Prospectus incorporated by reference in the Registration Statement. American Value does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

     (i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of American Value, and this Agreement constitutes a valid and binding obligation of American Value enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with American Value's performance of this Agreement;

     (j) American Value Shares to be issued and delivered to Capital Appreciation, for the account of the Capital Appreciation Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued American Value Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Additional Information" in American Value's current Prospectus incorporated by reference in the Registration Statement;


     (k) All material Federal and other tax returns and reports of American Value required by law to be filed on or before the Closing Date have been filed and are correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of American Value's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

     (l) For each taxable year since its inception, American Value has met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of American Value to continue to meet the requirements of Subchapter M of the Code;

     (m) Since December 31, 1997 there has been no change by American Value in accounting methods, principles, or practices, including those required by generally accepted accounting principles;

     (n) The information furnished or to be furnished by American Value for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

     (o) The Proxy Materials to be included in the Registration Statement (only insofar as they relate to American Value) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

     5.2 Capital Appreciation represents and warrants to American Value as follows:

     (a) Capital Appreciation is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

     (b) Capital Appreciation is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

     (c) All of the issued and outstanding shares of beneficial interest of Capital Appreciation have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of Capital Appreciation are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Capital Appreciation is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

     (d) The current Prospectus and Statement of Additional Information of Capital Appreciation conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (e) Capital Appreciation is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of Capital Appreciation's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Capital Appreciation is a party or by which it is bound;

     (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Capital Appreciation or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Capital Appreciation knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

     (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of Capital Appreciation for the year ended November 30, 1997, certified by PricewaterhouseCoopers LLP (copies of which have been or will be furnished to American Value) fairly present, in all material respects, Capital Appreciation's financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of Capital Appreciation (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

     (h) Capital Appreciation has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

     (i) All issued and outstanding shares of Capital Appreciation are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Additional Information" in Capital Appreciation's current Prospectus incorporated by reference in the Registration Statement. Capital Appreciation does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to American Value pursuant to paragraph 3.4;

     (j) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Capital Appreciation, and subject to the approval of Capital Appreciation's shareholders, this Agreement constitutes a valid and binding obligation of Capital Appreciation, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Capital Appreciation's performance of this Agreement;

     (k) All material Federal and other tax returns and reports of Capital Appreciation required by law to be filed on or before the Closing Date shall have been filed and are correct and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Capital Appreciation's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

     (l) For each taxable year since its inception, Capital Appreciation has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Capital Appreciation to continue to meet the requirements of Subchapter M of the Code;

     (m) At the Closing Date, Capital Appreciation will have good and valid title to the Capital Appreciation Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by Capital Appreciation which have not settled prior to the Closing Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, American Value will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

     (n) On the effective date of the Registration Statement, at the time of the meeting of Capital Appreciation's shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective American Value Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act") and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by Capital Appreciation for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable Federal securities and other laws and regulations thereunder;

     (o) Capital Appreciation will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

     (p) Capital Appreciation has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the Rules thereunder; and

     (q) Capital Appreciation is not acquiring American Value Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.


6. CONDITIONS PRECEDENT TO OBLIGATIONS OF CAPITAL APPRECIATION

     The obligations of Capital Appreciation to consummate the transactions provided for herein shall be subject, at its election, to the performance by American Value of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     6.1 All representations and warranties of American Value contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 American Value shall have delivered to Capital Appreciation a certificate of its President and Treasurer, in a form reasonably satisfactory to Capital Appreciation and dated as of the Closing Date, to the effect that the representations and warranties of American Value made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Capital Appreciation shall reasonably request;

     6.3 Capital Appreciation shall have received a favorable opinion from Gordon Altman Butowsky Weitzen Shalov & Wein, counsel to American Value, dated as of the Closing Date, to the effect that:

     (a) American Value is a validly existing Massachusetts business trust, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) American Value is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by American Value and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Capital Appreciation, is a valid and binding obligation of American Value enforceable against American Value in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) American Value Shares to be issued to Capital Appreciation Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable (except as set forth under the caption "Additional Information" in American Value's Prospectus), and no shareholder of American Value has any preemptive rights to subscription or purchase in respect thereof (Massachusetts counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate American Value's Declaration of Trust or By-Laws; and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by American Value of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

     6.4 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any increase in the investment management fees or annual fees pursuant to American Value's 12b-1 plan of distribution from those described in American Value's Prospectus dated May 1, 1998, As Revised, August 21, 1998 and Statement of Additional Information dated May 1, 1998.


7. CONDITIONS PRECEDENT TO OBLIGATIONS OF AMERICAN VALUE

     The obligations of American Value to complete the transactions provided for herein shall be subject, at its election, to the performance by Capital Appreciation of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of Capital Appreciation contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 Capital Appreciation shall have delivered to American Value at the Closing a certificate of its President and its Treasurer, in form and substance satisfactory to American Value and dated as of the Closing Date, to the effect that the representations and warranties of Capital Appreciation made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as American Value shall reasonably request;

     7.3 Capital Appreciation shall have delivered to American Value a statement of the Capital Appreciation Assets and its liabilities, together with a list of Capital Appreciation's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of Capital Appreciation;

     7.4 Capital Appreciation shall have delivered to American Value within three business days after the Closing a letter from PricewaterhouseCoopers LLP dated as of the Closing Date stating that (a) such firm has performed a limited review of the Federal and state income tax returns of Capital Appreciation for each of the last three taxable years and, based on such limited review, nothing came to their attention that caused them to believe that such returns did not properly reflect, in all material respects, the Federal and state income tax liabilities of Capital Appreciation for the periods covered thereby, (b) for the period from November 30, 1997 to and including the Closing Date, such firm has performed a limited review (based on unaudited financial data) to ascertain the amount of applicable Federal, state and local taxes and has determined that same either have been paid or reserves have been established for payment of such taxes, and, based on such limited review, nothing came to their attention that caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of all Federal, state and local tax liabilities for the period from November 30, 1997 to and including the Closing Date and (c) based on such limited reviews, nothing came to their attention that caused them to believe that Capital Appreciation would not qualify as a regulated investment company for Federal income tax purposes for any such year or period;

     7.5 American Value shall have received at the Closing a favorable opinion from Gordon Altman Butowsky Weitzen Shalov & Wein, counsel to Capital Appreciation, dated as of the Closing Date to the effect that:

     (a) Capital Appreciation is a validly existing Massachusetts business trust and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Capital Appreciation is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Capital Appreciation and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by American Value, is a valid and binding obligation of Capital Appreciation enforceable against Capital Appreciation in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Capital Appreciation's Declaration of Trust or By-Laws; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Capital Appreciation of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

     7.6 On the Closing Date, the Capital Appreciation Assets shall include no assets that American Value, by reason of limitations of the fund's Declaration of Trust or otherwise, may not properly acquire.


8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF AMERICAN VALUE
   AND CAPITAL APPRECIATION

     The obligations of Capital Appreciation and American Value hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Capital Appreciation in accordance with the provisions of Capital
Appreciation's Declaration of Trust, and certified copies of the resolutions evidencing such approval shall have been delivered to American Value;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such Federal and state authorities) deemed necessary by American Value or Capital Appreciation to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of American Value or Capital Appreciation;

     8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

     8.5 Capital Appreciation shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the Capital Appreciation Shareholders all of Capital Appreciation's investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and


     8.6 The parties shall have received a favorable opinion of the law firm of Gordon Altman Butowsky Weitzen Shalov & Wein (based on such representations as such law firm shall reasonably request), addressed to American Value and Capital Appreciation, which opinion may be relied upon by the shareholders of Capital Appreciation, substantially to the effect that, for Federal income tax purposes:

     (a) The transfer of substantially all of Capital Appreciation's assets in exchange for American Value Shares and the assumption by American Value of certain stated liabilities of Capital Appreciation followed by the distribution by Capital Appreciation of American Value Shares to the Capital Appreciation Shareholders in exchange for their Capital Appreciation shares will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and Capital Appreciation and American Value will each be a "party to a reorganization" within the meaning of
   Section 368(b) of the Code;

     (b) No gain or loss will be recognized by American Value upon the receipt of the assets of Capital Appreciation solely in exchange for American Value Shares and the assumption by American Value of the stated liabilities of Capital Appreciation;

     (c) No gain or loss will be recognized by Capital Appreciation upon the transfer of the assets of Capital Appreciation to American Value in exchange for American Value Shares and the assumption by American Value of the stated liabilities or upon the distribution of American Value Shares to the Capital Appreciation Shareholders in exchange for their Capital Appreciation shares;

     (d) No gain or loss will be recognized by the Capital Appreciation Shareholders upon the exchange of the Capital Appreciation shares for American Value Shares;

     (e) The aggregate tax basis for American Value Shares received by each Capital Appreciation Shareholder pursuant to the reorganization will be the same as the aggregate tax basis of the Capital Appreciation Shares held by each such Capital Appreciation Shareholder immediately prior to the Reorganization;

     (f) The holding period of American Value Shares to be received by each Capital Appreciation Shareholder will include the period during which the Capital Appreciation Shares surrendered in exchange therefor were held (provided such Capital Appreciation Shares were held as capital assets on the date of the Reorganization);

     (g) The tax basis of the assets of Capital Appreciation acquired by American Value will be the same as the tax basis of such assets to Capital Appreciation immediately prior to the Reorganization; and

     (h) The holding period of the assets of Capital Appreciation in the hands of American Value will include the period during which those assets were held by Capital Appreciation.

     Notwithstanding anything herein to the contrary, neither American Value nor Capital Appreciation may waive the conditions set forth in this paragraph 8.6.


9. FEES AND EXPENSES

     9.1 (a) American Value shall bear its expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including legal, accounting, Commission registration fees and Blue Sky expenses. Capital Appreciation shall bear its expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement, including legal and accounting fees, printing, filing and proxy solicitation expenses and portfolio transfer taxes (if any) incurred in connection with the consummation of the transactions contemplated herein.

     (b) In the event the transactions contemplated herein are not consummated by reason of Capital Appreciation being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Capital Appreciation's obligations specified in this Agreement), Capital Appreciation's only obligation hereunder shall be to reimburse American Value for all reasonable out-of-pocket fees and expenses incurred by American Value in connection with those transactions.

     (c) In the event the transactions contemplated herein are not consummated by reason of American Value being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to American Value's obligations specified in this Agreement), American Value's only obligation hereunder shall be to reimburse Capital Appreciation for all reasonable out-of-pocket fees and expenses incurred by Capital Appreciation in connection with those transactions.


10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 This Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of Capital Appreciation hereunder shall not survive the dissolution and complete liquidation of Capital Appreciation in accordance with Section 1.9.


11. TERMINATION

     11.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

     (a) by the mutual written consent of Capital Appreciation and American
   Value;

     (b) by either American Value or Capital Appreciation by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement) if the Closing shall not have occurred on or before May 31, 1999; or

     (c) by either American Value or Capital Appreciation, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the Capital

   Appreciation shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

     11.2 (a) Termination of this Agreement pursuant to paragraphs 11.1 (a) or
(b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of American Value or Capital Appreciation, or the trustees or officers of American Value or Capital Appreciation, to any other party or its trustees or officers.

     (b) Termination of this Agreement pursuant to paragraph 11.1 (c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of American Value or Capital Appreciation, or the trustees or officers of American Value or Capital Appreciation, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.


12. AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.


13. MISCELLANEOUS

     13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     13.5 The obligations and liabilities of American Value hereunder are solely those of American Value. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of American Value shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of American Value and signed by authorized officers of American Value acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     13.6 The obligations and liabilities of Capital Appreciation hereunder are solely those of Capital Appreciation. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Capital Appreciation shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Capital Appreciation and signed by authorized officers of Capital Appreciation acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.



                                MORGAN STANLEY DEAN WITTER CAPITAL
                                APPRECIATION FUND

                                By:  /s/ CHARLES A. FIUMEFREDDO
                                   --------------------------------------------
                                   Name:  Charles A. Fiumefreddo
                                   Title:    President



                                MORGAN STANLEY DEAN WITTER AMERICAN
                                VALUE FUND

                                By:  /s/ BARRY FINK
                                   --------------------------------------------
                                   Name: Barry Fink
                                   Title:   Vice President

                         PROSPECTUS
                         MAY 1, 1998,
                         AS REVISED AUGUST 21, 1998


                         Morgan Stanley Dean Witter American Value Fund (the
"Fund") is an open-end diversified management investment company whose investment objective is long-term capital growth consistent with an effort to reduce volatility. The Fund invests principally in common stock of companies in industries which, at the time of the investment, are believed to be attractively valued given their above average relative earnings growth potential at that time. (See "Investment Objective and Policies.")


                         The Fund offers four classes of shares (each, a
"Class"), each with a different combination of sales charges, ongoing fees and other features. The different distribution arrange- ments permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. (See "Purchase of Fund Shares--Alternative Purchase Arrangements.")

                         This Prospectus sets forth concisely the information
you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated May 1, 1998, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.



                         Morgan Stanley Dean Witter
                         American Value Fund
                         Two World Trade Center
                         New York, New York 10048
                         (212) 392-2550 or
                         (800) 869-NEWS (toll-free)




TABLE OF CONTENTS


Prospectus Summary/ 2

Summary of Fund Expenses/ 4
Financial Highlights/ 6
The Fund and its Management/ 9
Investment Objective and Policies/ 10
 Risk Considerations/ 14
Investment Restrictions/ 17
Purchase of Fund Shares/ 18
Shareholder Services/ 29
Redemptions and Repurchases/ 32
Dividends, Distributions and Taxes/ 33
Performance Information/ 34

Additional Information/ 35






Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.





THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURI-TIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPEC-TUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         MORGAN STANLEY DEAN WITTER
                         DISTRIBUTORS INC.,
                         DISTRIBUTOR

PROSPECTUS SUMMARY
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------
The                The Fund, a Massachusetts business trust, is an open-end diversified management investment
Fund               company investing principally in industries which, at the time of investment, are believed to be attractively valued given their above average relative earnings growth potential at that time (see page 9).
--------------------------------------------------------------------------------------------------------------------------
Shares Offered     Shares of beneficial interest with $0.01 par value (see page 35). The Fund offers four Classes of shares, each with a different combination of sales charges, ongoing fees and other features
                   (see pages 18-28).
--------------------------------------------------------------------------------------------------------------------------
Minimum            The minimum initial investment for each Class is $1,000 ($100 if the account is opened through
Purchase           EasyInvestSM). Class D shares are only available to persons investing $5 million ($25 million for certain qualified plans) or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million (or $25 million) investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares and shares of funds for which Morgan Stanley Dean Witter
                   Advisors Inc. serves as investment manager ("Morgan Stanley Dean Witter Funds") that are sold with a front-end sales charge, and concurrent investments in Class D shares of the Fund and other Morgan Stanley Dean Witter Funds that are multiple class funds, will be aggregated.
                   The minimum subsequent investment is $100 (see page 18).
-------------------------------------------------------------------------------------------------------------------------
Investment         The investment objective of the Fund is capital growth consistent with an effort to reduce volatility.
Objective
--------------------------------------------------------------------------------------------------------------------------
Investment         Morgan Stanley Dean Witter Advisors Inc., the Investment Manager of the Fund, and its
Manager            wholly-owned subsidiary, Morgan Stanley Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 102 investment companies and other portfolios with assets of approximately $115.9 billion at July 31, 1998 (see page 9).
--------------------------------------------------------------------------------------------------------------------------
Management         The Investment Manager receives a monthly fee at an annual rate of 0.625 of 1% of daily net
Fee                assets up to $250 million in net assets; 0.50 of 1% of daily net assets over $250 million but not exceeding $2.5 billion; 0.475 of 1% of daily net assets exceeding $2.5 billion but not exceeding
                   $3.5 billion; 0.45 of 1% of daily net assets exceeding $3.5 billion but not exceeding $4.5 billion;
                   and 0.425 of 1% of the daily net assets exceeding $4.5 billion (see page 9).
--------------------------------------------------------------------------------------------------------------------------
Distributor and    Morgan Stanley Dean Witter Distributors Inc. is the Distributor of the Fund's shares. The Fund
Distribution Fee   has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act (the
                   "12b-1 Plan") with respect to the distribution fees paid by the Class A, Class B and Class C shares of the Fund to the Distributor. The entire 12b-1 fee payable by Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the Class are currently each characterized as a service fee within the meaning of the
                   National Association of Securities Dealers, Inc. guidelines. The remaining portion of the 12b-1 fee, if any, is characterized as an asset-based sales charge (see pages 18 and 27).
--------------------------------------------------------------------------------------------------------------------------
Alternative        Four classes of shares are offered:
Purchase
Arrangements       o  Class A shares are offered with a front-end sales charge, starting at 5.25% and reduced for larger purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charge at the time of purchase but a contingent deferred sales charge ("CDSC") of 1.0% may be imposed on redemptions within one year of purchase. The Fund is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the Fund's Class A shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 0.25% of average daily net assets of the Class (see pages
                   18, 21 and 27).
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   o Class B shares are offered without a front-end sales charge, but will in most cases be subject to a
                   CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments made during the six years preceding the redemption. A different CDSC schedule applies to investments by certain qualified plans. Class B shares are also subject to a 12b-1 fee assessed at the annual rate of 1.0% of the lesser of: (a) the average daily aggregate net sales of the Fund's Class B shares since implementation of the 12b-1 Plan on April 30, 1984 or (b) the average daily net assets of Class B attributable to shares issued since implementation of the 12b-1 Plan. All shares of the Fund held prior to July 28, 1997, other than shares which were purchased prior to April 30, 1984 (and, with respect to such shares, certain shares acquired through reinvestment of dividends and capital gains distributions), have been designated Class B shares. Shares which were purchased prior to April 30,
                   1984 (and, with respect to such shares, certain shares acquired through reinvestment of dividends and capital gains distributions) have been designated Class D shares. Shares held before May 1, 1997 that have been designated Class B shares will convert to Class A shares in May, 2007. In all other instances, Class B shares convert to Class A shares approximately ten years after the date of the original purchase (see pages 18, 24 and 27).

                   o Class C shares are offered without a front-end sales charge, but will in most cases be subject to a
                   CDSC of 1.0% if redeemed within one year after purchase. The Fund is authorized to reimburse the
                   Distributor for specific expenses incurred in promoting the distribution of the Fund's Class C shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 1.0% of average daily net assets of the Class
                   (see pages 18, 26 and 27).

                   o Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for certain qualified plans) and to certain other limited categories of investors. Class D shares are offered without a front-end sales charge or CDSC and are not subject to any 12b-1 fee (see pages 18, 26 and 27).
----------------------------------------------------------------------------------------------------------------------------
Dividends and      It is anticipated that distributions of income and net short-term capital gains, if any, will be made
Capital Gains      semi-annually. Net long-term capital gains, if any, are distributed at least annually. The Fund may,
Distributions      however, determine to retain all or part of any net long-term capital gains in any year for reinvestment. Dividends and capital gains distributions paid on shares of a Class are automatically reinvested in additional shares of the same Class at net asset value unless the shareholder elects to receive cash. Shares acquired by dividend and distribution reinvestment will not be subject to any sales charge or CDSC (see pages 29 and 33).
-------------------------------------------------------------------------------------------------------------------------------
Redemption         Shares are redeemable by the shareholder at net asset value less any applicable CDSC on Class A, Class
                   B or Class C shares. An account may be involuntarily redeemed if the total value of the account is less than $100 or, if the account was opened through EasyInvestSM, if after twelve months the shareholder has invested less than $1,000 in the account (see page 32).
-------------------------------------------------------------------------------------------------------------------------------
Risks              The net asset value of the Fund's shares will fluctuate with changes in the market value of its portfolio securities. Emphasis on attractive industries may run contrary to general market assessments and may involve risks associated with departure from typical S&P 500 industry weightings. It should be recognized that the Fund's investments in small and medium-capitalization companies involve greater risk than is customarily associated with investing in larger, more established companies. The Fund may invest in the securities of foreign issuers which entails additional risks.The Fund may also invest in futures and options which may be considered speculative in nature and may involve greater risks than those customarily assumed by other investment companies which do not invest in such instruments (see pages 14-16).
-------------------------------------------------------------------------------------------------------------------------------


The above is qualified in its entirety by the detailed information appearing elsewhere in the Prospectus
                and in the Statement of Additional Information.

SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

     The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are based on the expenses and fees for the fiscal year ended December 31, 1997.



                                                             Class A         Class B         Class C       Class D
                                                         --------------- --------------- --------------- ----------
Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchases (as a
 percentage of offering price) .........................       5.25%(1)        None            None           None
Sales Charge Imposed on Dividend Reinvestments .........       None            None            None           None
Maximum Contingent Deferred Sales Charge
 (as a percentage of original purchase price or
 redemption proceeds) ..................................       None(2)         5.00%(3)        1.00%(4)       None
Redemption Fees ........................................       None            None            None           None
Exchange Fee ...........................................       None            None            None           None
Annual Fund Operating Expenses (as a percentage of average net assets)
Management Fees ........................................       0.50%           0.50%           0.50%          0.50%
12b-1 Fees (5) (6) .....................................       0.25%           0.83%           1.00%          None
Other Expenses .........................................       0.13%           0.13%           0.13%          0.13%
Total Fund Operating Expenses (7) ......................       0.88%           1.46%           1.63%          0.63%

----------
(1) Reduced for purchases of $25,000 and over (see "Purchase of Fund Shares--Initial Sales Charge Alternative--Class A Shares").

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a CDSC of 1.00% that will be imposed on redemptions made within one year after purchase, except for certain specific circumstances (see "Purchase of Fund Shares--Initial Sales Charge Alternative--Class A Shares").

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter.

(4) Only applicable to redemptions made within one year after purchase (see "Purchase of Fund Shares--Level Load Alternative--Class C Shares").

(5) The 12b-1 fee is accrued daily and payable monthly. The entire 12b-1 fee payable by Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the Class are currently each characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines and are payments made for personal service and/or maintenance of shareholder accounts. The remainder of the 12b-1 fee, if any, is an asset-based sales charge, and is a distribution fee paid to the Distributor to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of the Fund's shares (see "Purchase of Fund Shares--Plan of Distribution").

(6) Upon conversion of Class B shares to Class A shares, such shares will be subject to the lower 12b-1 fee applicable to Class A shares. No sales charge is imposed at the time of conversion of Class B shares to Class A shares. Class C shares do not have a conversion feature and, therefore, are subject to an ongoing 1.00% distribution fee (see "Purchase of Fund Shares--Alternative Purchase Arrangements").

(7) There were no outstanding shares of Class A, Class C or Class D prior to July 28, 1997. Accordingly, "Total Fund Operating Expenses," as shown above with respect to those Classes, are estimates based upon the sum of 12b-1 Fees, Management Fees and estimated "Other Expenses."

--------------------------------------------------------------------------------

Examples                                                            1 year     3 years     5 years     10 years
----------------------------------------------------------------   --------   ---------   ---------   ---------
You would pay the following expenses on a $1,000 investment
assuming (1) a 5% annual return and (2) redemption at the end of each time period:
  Class A ......................................................      $61        $79         $ 99        $155
  Class B ......................................................      $65        $76         $100        $175
  Class C ......................................................      $27        $51         $ 89        $193
  Class D ......................................................      $ 6        $20         $ 35        $ 79
You would pay the following expenses on the same $1,000
investment assuming no redemption at the end of the period:
  Class A ......................................................      $61        $79         $ 99        $155
  Class B ......................................................      $15        $46         $ 80        $175
  Class C ......................................................      $17        $51         $ 89        $193
  Class D ......................................................      $ 6        $20         $ 35        $ 79

     THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF EACH CLASS MAY BE GREATER OR LESS THAN THOSE SHOWN.


     The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management," "Purchase of Fund Shares--Plan of Distribution" and "Redemptions and Repurchases."


     Long-term shareholders of Class B and Class C may pay more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The following per share data and ratios for a share of beneficial interest outstanding throughout each period have been audited by PricewaterhouseCoopers LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements and notes thereto and the unqualified report of the independent accountants which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.




                                            For the Year Ended December 31,
                                 -----------------------------------------------------
                                     1997*++         1996          1995        1994
                                 -------------- -------------- ----------- -----------
CLASS B SHARES
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning
 of period .....................    $27.01        $27.16        $21.21       $23.10
                                   -------        -------       -------     --------
Net investment income
 (loss) ........................    (0.10)         (0.08)         0.01         --
Net realized and
 unrealized gain (loss) ........     8.34           2.86          8.87        (1.57)
                                   ---------      ---------     -------     --------
Total from investment
 operations ....................     8.24           2.78           8.88       (1.57)
                                   ---------      ---------     -------     --------
Less dividends and
 distributions from:
 Net investment income                --           (0.01)          --          --
 Net realized gain .............    (5.74)         (2.92)        (2.93)       (0.32)
 Paid-in-capital ...............      --             --            --          --
                                   ---------      ---------     --------    --------
Total dividends and
 distributions .................    (5.74)         (2.93)        (2.93)       (0.32)
                                   ---------      ---------     --------    --------
Net asset value, end of
 period ........................   $29.51         $27.01        $27.16       $21.21
                                   =========      =========     ========    ========
TOTAL INVESTMENT
RETURN+ ........................    31.55%         10.53%        42.20%       (6.75)%
RATIOS TO AVERAGE NET
ASSETS:
Expenses .......................     1.46%          1.53%         1.61%        1.71%
Net investment income
 (loss) ........................    (0.34)%        (0.33)%        0.06%        0.01%
SUPPLEMENTAL DATA:
Net assets, end of period,
 in millions ...................   $4,078         $3,099        $2,389       $1,490
Portfolio turnover rate ........      275%           279%          256%         295%
Average commission rate
 paid ..........................  $0.0563        $0.0590           --          --



                                                     For the Year Ended December 31,
                                 -----------------------------------------------------------------------
                                     1993        1992        1991        1990        1989        1988
                                 ----------- ----------- ----------- ----------- ----------- -----------
CLASS B SHARES
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning
 of period .....................    $20.93     $20.66      $14.39       $14.81     $13.19      $12.21
                                  --------    -------     -------     --------    -------     -------
Net investment income
 (loss) ........................     (0.09)      0.03        0.05         0.24       0.34        0.29
Net realized and
 unrealized gain (loss) ........      3.94       0.71        7.90        (0.38)      2.99        1.03
                                  --------    -------     -------     --------    -------     -------
Total from investment
 operations ....................      3.85       0.74        7.95        (0.14)      3.33        1.32
                                  --------    -------     -------     --------    -------     -------
Less dividends and
 distributions from:
 Net investment income               (0.01)     (0.03)      (0.03)      (0.28)      (0.32)      (0.33)
 Net realized gain .............     (1.67)     (0.44)      (1.65)       --         (1.39)       --
 Paid-in-capital ...............      --         --          --          --          --         (0.01)
                                  --------    --------    --------    --------    --------    --------
Total dividends and
 distributions .................     (1.68)    (0.47)       (1.68)      (0.28)      (1.71)      (0.34)
                                  --------    --------    --------    --------    --------    --------
Net asset value, end of
 period ........................    $23.10    $20.93       $20.66      $14.39      $14.81      $13.19
                                  ========    ========    ========    ========    ========    ========
TOTAL INVESTMENT
RETURN+ ........................     18.70%     3.84%       56.26%      (0.90)%     25.39%      10.84%
RATIOS TO AVERAGE NET
ASSETS:
Expenses .......................      1.61%     1.72%        1.58%       1.70%       1.66%       1.78%
Net investment income
 (loss) ........................     (0.59)%    0.18%        0.29%       1.67%       2.23%       2.15%
SUPPLEMENTAL DATA:
Net assets, end of period,
 in millions ...................    $1,218      $459         $227         $89        $100         $90
Portfolio turnover rate ........       276%      305%         264%       234%         196%        133%
Average commission rate
 paid ..........................      --        --            --         --          --         --

----------
* Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date, other than shares which were purchased prior to April 30, 1984 (and with respect to such shares, certain shares acquired through reinvestment of dividends and capital gains distributions (collectively the "Old Shares")), have been designated Class B shares. The Old Shares have been designated Class D shares.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

--------------------------------------------------------------------------------

                                                        For the Period
                                                        July 28, 1997*
                                                            Through
                                                      December 31, 1997++
                                                    ----------------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ..............       $31.87
                                                        ----------
Net investment income .............................         0.05
Net realized and unrealized gain ..................         2.32
                                                        ----------
Total from investment operations ..................         2.37
                                                        ----------
Less distributions from net realized gain .........        (4.65)
                                                        ----------
Net asset value, end of period ....................       $29.59
                                                        ==========
TOTAL INVESTMENT RETURN+ ..........................         7.70%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ..........................................         0.92%(2)
Net investment income .............................         0.38%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...........      $15,844
Portfolio turnover rate ...........................          275%
Average commission rate paid ......................      $0.0563
CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ..............       $31.87
                                                        --------------
Net investment loss ...............................        (0.05)
Net realized and unrealized gain ..................         2.32
                                                        --------------
Total from investment operations ..................         2.27
                                                        --------------
Less distributions from net realized gain .........       (4.65)
                                                        --------------
Net asset value, end of period ....................      $29.49
                                                        ==============
TOTAL INVESTMENT RETURN+ ..........................        7.39%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ..........................................        1.66%(2)
Net investment loss ...............................       (0.36)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...........     $12,204
Portfolio turnover rate ...........................         275%
Average commission rate paid ......................     $0.0563

----------
*     The date shares were first issued.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)   Not annualized.

(2)   Annualized.

--------------------------------------------------------------------------------

                                                       For the Period
                                                       July 28, 1997*
                                                           Through
                                                     December 31, 1997++
                                                    --------------------
CLASS D SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ..............      $31.87
                                                         --------
Net investment income .............................        0.07
Net realized and unrealized gain ..................        2.34
                                                         --------
Total from investment operations ..................        2.41
                                                         --------
Less distributions from net realized gain .........      (4.65)
                                                         --------
Net asset value, end of period ....................     $29.63
                                                         ========
TOTAL INVESTMENT RETURN+ ..........................       7.83%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ..........................................       0.64%(2)
Net investment income .............................       0.50%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...........    $49,772
Portfolio turnover rate ...........................        275%
Average commission rate paid ......................    $0.0563

----------
* The date shares were first issued. Shareholders who held shares of the Fund prior to July 28, 1997 (the date the Fund converted to a multiple class share structure) should refer to the Financial Highlights of Class B to obtain the historical per share data and ratio information of their shares.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Calculated based on the net asset value as of the last business day of the period.

(1)   Not annualized.

(2)   Annualized.

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------


       Morgan Stanley Dean Witter American Value Fund (the "Fund") (formerly named Dean Witter American Value Fund) is an open-end diversified management investment company incorporated in Maryland on December 13, 1979. The Fund was reorganized as a trust of the type commonly known as a "Massachusetts business trust" on April 30, 1987, at which time its name was changed from Dean Witter Industry-Valued Securities Inc. to Dean Witter American Value Fund.

       Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses -- securities, asset management and credit services. The Investment Manager, which was incorporated in July, 1992 under the name Dean Witter InterCapital Inc., changed its name to Morgan Stanley Dean Witter Advisors Inc. on June 22, 1998.

       MSDW Advisors and its wholly-owned subsidiary, Morgan Stanley Dean Witter Services Company, Inc. ("MSDW Services"), serve in various investment management, advisory, management and administrative capacities to a total of 102 investment companies, 28 of which are listed on the New York Stock Exchange, with combined total assets of approximately $111.6 billion as of July 31, 1998. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $4.3 billion at such date.

       The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. MSDW Advisors has retained MSDW Services to perform the aforementioned administrative services for the Fund.


       The Fund's Board of Trustees reviews the various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided in a satisfactory manner.

       As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.625% of the portion of daily net assets not exceeding $250 million; 0.50% of the portion of daily net assets exceeding $250 million but not exceeding $2.5 billion; 0.475% of the portion of daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.45% of the portion of daily net assets exceeding $3.5 billion but not exceeding $4.5 billion; and 0.425% of the portion of daily net assets exceeding $4.5 billion. For the fiscal year ended December 31, 1997, the Fund accrued total compensation to the Investment Manager amounting to 0.50% of the Fund's average daily net assets and the total expenses of Class B amounted to 1.46% of the Fund's average daily net assets of Class B. Shares of Class A, Class C and Class D were first issued on July 28, 1997. The expenses of the Fund include: the fee of the Investment Manager; the fee pursuant to the Plan of Distribution (see "Purchase of Fund Shares"); taxes, transfer agent, custodian and auditing fees; certain legal fees; and printing and other expenses relating to the Fund's operations which are not expressly assumed by the Investment Manager under its Investment Management Agreement with the Fund.

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

The investment objective of the Fund is long-term capital growth consistent with an effort to reduce volatility. There is no assurance that the Fund's objective will be achieved. The investment objective may not be changed without the approval of the shareholders of the Fund. The investment policies discussed below may be changed without shareholder approval.

       The Fund seeks to achieve its investment objective by investing in a diversified portfolio of securities consisting principally of common stocks. The Fund utilizes an investment process that places primary emphasis on seeking to identify industries, rather than individual companies, as prospects for capital appreciation. The Investment Manager seeks to invest the assets of the Fund in those industries that, at the time of investment, are attractively valued given their above average relative earnings growth potential at that time. Therefore, the Fund is typically over-weighted in those sectors deemed to be attractive given their potential for above average earnings growth.

       After selection of the Fund's target industries, specific company investments are selected. In this process, the Investment Manager seeks to identify companies whose prospects are deemed attractive on the basis of an evaluation of valuation screens and prospective company fundamentals.

       The Investment Manager seeks to identify what stage of the business cycle the economy is in and which industry groups have historically outperformed the overall market during that stage of the cycle, i.e., typically, groups that tend to have the highest relative earnings growth at that point in the cycle. The Investment Manager also analyzes secular trends such as demographics, international trade, etc., that could cause the current cycle to differ from prior cycles and attempts to weight the portfolio appropriately, given those factors.

       Following selection of the Fund's specific investments, the Investment Manager will attempt to allocate the assets of the Fund so as to reduce the volatility of its portfolio. In doing so, the Fund may hold a portion of its portfolio in fixed-income securities (including zero coupon securities) in an effort to moderate extremes of price fluctuations. The Fund may invest up to 35% of its portfolio in common stocks of non-U.S. companies, including American Depository Receipts (which are custody receipts with respect to foreign securities), in companies in industries which have not been determined to be attractively valued or moderately attractively valued by the Investment Manager, and in convertible debt securities and warrants, convertible preferred securities, U.S. Government securities (securities issued or guaranteed as to principal and interest by the United States or its agencies and instrumentalities) and investment grade corporate debt securities when, in the opinion of the Investment Manager, the projected total return on such securities is equal to or greater than the expected total return on common stocks, or when such holdings might be expected to reduce the volatility of the portfolio, and in money market instruments under any one or more of the following circumstances: (i) pending investment of proceeds of the sale of Fund shares or of portfolio securities; (ii) pending settlement of purchases of portfolio securities; or (iii) to maintain liquidity for the purpose of meeting anticipated redemptions. Greater than 35% of the Fund's total assets may be invested in money market instruments to maintain, temporarily, a "defensive" posture when, in the opinion of the Investment Manager, it is advisable to do so because of economic or market conditions.

       Because prices of stocks fluctuate from day to day, the value of an investment in the Fund will vary based upon the Fund's investment performance. The Fund is intended for long-term investors who can accept the risks involved in seeking long-term growth of capital through investment in the securities of large, medium and small-capitalization companies. Emphasis on attractive industries may run contrary to general market assessments and may involve risks associated with departure from typical S&P 500 industry weightings. It should be recog-nized that investing in small and medium-capitalization companies involves greater risk than is customarily associated with investing in more established companies.

       Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege). For a discussion of the risks of investing in convertible securities, see "Risk Considerations" below.

       The Fund may purchase securities on a when- issued or delayed delivery basis, may purchase or sell securities on a forward commitment basis and may purchase securities on a "when, as and if issued" basis as discussed under "Risk Considerations" below.


OPTIONS AND FUTURES TRANSACTIONS

       The Fund may purchase and sell (write) call and put options on debt and equity securities which are listed on Exchanges or are written in over-the-counter transactions ("OTC Options"). Listed options, which are currently listed on several different Exchanges, are issued by the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security to the OCC at the stated exercise price. The Fund will not write covered options on portfolio securities exceeding in the aggregate 25% of the value of its total assets.

       OTC Options. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. The Fund will engage in OTC option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.

       Covered Call Writing. The Fund is permitted to write covered call options on portfolio securities in order to aid it in achieving its investment objective. As a writer of a call option, the Fund has the obligation, upon notice of exercise of the option, to deliver the security underlying the option (certain listed and OTC call options written by the Fund will be exercisable by the purchaser only on a specific date).

       Covered Put Writing. As a writer of covered put options, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put at the option's exercise price at any time during the option period. The Fund will write put options for two purposes: (1) to receive the premiums paid by purchasers; and (2) when the Investment Manager wishes to purchase the security underlying the option at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought.

       Purchasing Call and Put Options. The Fund may invest up to 10% of its total assets in the purchase of put and call options on securities and stock indexes, with a maximum of 5% of the Fund's total assets invested in stock index options. The Fund may purchase put options on securities which it holds (or has the right to acquire) in its portfolio only to protect itself against a decline in the value of the security. The Fund may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions. There are no other limits on the Fund's ability to purchase call and put options.

       Stock Index Options. The Fund may purchase and write options on stock indexes for hedging purposes. Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. See "Risks of Options on Indexes" in the Statement of Additional Information.

       Futures Contracts. The Fund may purchase and sell interest rate and stock index futures contracts ("futures contracts") that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, and bills and GNMA Certificates ("interest rate" futures) and such indexes as the S&P 500 Index and the New York Stock Exchange Composite Index ("stock index" futures) and the Moody's Investment-Grade Corporate Bond Index ("bond index" futures). As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The Fund will purchase or sell interest rate futures contracts and bond index futures contracts for the purpose of hedging its fixed-income portfolio securities (or anticipated portfolio securities) against changes in prevailing interest rates. The Fund will purchase or sell stock index futures contracts for the purpose of hedging its equity portfolio securities (or anticipated portfolio securities) against changes in their prices.

       The Fund also may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position.

       Risks of Options and Futures Transactions.
The Fund may close out its position as writer of an option, or as a buyer or seller of a futures contract only if a liquid secondary market exists for options or futures contracts of that series. There is no assurance that such a market will exist. Also, exchanges may limit the amount by which the price of many futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

       The extent to which the Fund may enter into transactions involving options and futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such. See "Dividends, Distributions and Taxes."

       While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk is that the Investment Manager could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down, causing bond prices to rise, the Fund would incur a loss on the sale. Another risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. See the Statement of Additional Information for a further discussion of risks.

       New futures contracts, options and other financial products and various combinations thereof con-tinue to be developed. The Fund may invest in any such futures, options or products as may be developed, to the extent consistent with its investment objective and applicable regulatory requirements.

       Investment in Real Estate Investment Trusts.
The Fund may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for the Fund to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in a real estate investment trust, the Fund would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own investment management fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in real estate investment trusts.

       Repurchase Agreements. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including the risks of default or bankruptcy of the selling financial institution, the Fund follows procedures designed to minimize those risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager subject to procedures established by the Board of Trustees of the Fund.

       Private Placements. The Fund may invest up to 5% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

       Rule 144A under the Securities Act permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which under current policy may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

       Foreign Securities. The Fund may invest up to 35% of the value of its total assets, at the time of purchase, in securities issued by foreign issuers. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies held by the Fund. For a discussion of the risks of investing in foreign securities, see "Risk Considerations" below.

SPECIFIC INVESTMENT POLICIES

       The Fund has adopted the following specific policies which are not fundamental investment policies and may be changed by the Board of Trustees.

       1. At least 65% of the Fund's total assets will be invested in common stocks of U.S. companies which, at the time of purchase, were in undervalued or moderately valued industries as determined by the Investment Manager, except as stated in Paragraph (3) below.

       2. Up to 35% of the value of the Fund's total assets may be invested in:
(a) common stocks of non-U.S. companies, or companies in non-classified industries, including American Depository Receipts (which are custody receipts with respect to foreign securities) (the Fund's investments in unlisted foreign securities are deemed to be illiquid securities, which under the Fund's current investment policies may not in the aggregate amount to more than 15% of the Fund's net assets); (b) convertible debt securities (bonds, debentures, corporate notes, preferred stock and other securities) which are convertible into common stock; (c) U.S. Government securities and investment grade corporate debt securities when, in the opinion of the Investment Manager, the projected total return on such securities is equal to or greater than the expected total return on equity securities, or when such holdings might be expected to reduce the volatility of the portfolio; and (d) money market instruments under any one or more of the following circumstances: (i) pending investment of proceeds of sale of shares of the Fund or of portfolio securities; (ii) pending settlement of purchases of portfolio securities; or
(iii) to maintain liquidity for the purpose of meeting anticipated redemptions.


       3. Notwithstanding any of the foregoing limitations, the Fund may invest more than 35% of the Fund's total assets in money market instruments to maintain, temporarily, a "defensive" posture when, in the opinion of the Investment Manager, it is advisable to do so because of economic or market conditions, including, for example, times during which the Investment Manager believes the risk, or volatility, relative to expected returns of the securities it monitors, is excessive.

       The foregoing limitations apply at the time of acquisition based on the last determined market value of the Fund's assets, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total assets will not require elimination of any security from the portfolio.


RISK CONSIDERATIONS

       The net asset value of the Fund's shares will fluctuate with changes in the market value of its portfolio securities. The market value of the Fund's portfolio securities will increase or decrease due to a variety of economic, market or political factors which cannot be predicted. The Fund is intended for long-term investors who can accept the risks involved in seeking long-term growth of capital through investment primarily in the securities of small and medium-sized growth companies. It should be recognized that investing in such companies involves greater risk than is customarily associated with investing in more established companies.

       Foreign Securities. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Fluctuations in the relative rates of exchange between the currencies of different nations will affect the value of the Fund's investments denominated in foreign currency. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and thereby impact upon the Fund's total return on such assets. When purchasing foreign securities, the Fund will generally enter into foreign currency exchange transactions or forward foreign exchange contracts to facilitate settlement. The Fund will utilize forward foreign exchange contracts in these instances as an attempt to limit the effect of changes in the relationship between the U.S. dollar and the foreign currency during the period between the trade date and settlement date for the transaction.

       Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade. The Fund will incur costs in connection with conversions between various currencies.


       Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such securities.


       Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of the Fund's trades effected in such markets. As such, the inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments. Investments in certain issuers may be speculative due to certain political risks and may be subject to substantial price fluctuations.


       Convertible Securities. To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, the convertible security will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.


Zero Coupon Securities. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.


       A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.


       When-Issued and Delayed Delivery Securities and Forward
Commitments. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value.


       When, As and If Issued Securities. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a "when, as and if issued" basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value.

       Year 2000. The investment management services provided to the Fund by the Investment Manager and the services provided to shareholders by the Distributor and the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Investment Manager, the Distributor and the Transfer Agent have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time.


       In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.



PORTFOLIO MANAGEMENT



       The Fund's portfolio is actively managed by its Investment Manager with a view to achieving the Fund's investment objective. In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Investment Manager will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc., Morgan Stanley & Co. Incorporated and other broker-- dealers that are affiliates of the Investment Manager, and others regarding economic developments and interest rate trends, and the Investment Manager's own analysis of factors it deems relevant. No particular emphasis is given to investments in securities for the purpose of earning current income. The Fund's portfolio is managed within MSDW Advisors' Sector Rotation Group, which manages 5 equity funds and fund portfolios with approximately $6.9 billion in assets as of July 31, 1998. Anita H. Kolleeny, Senior Vice President of MSDW Advisors and head of MSDW Advisors' Sector Rotation Group, has been the primary portfolio manager of the Fund for over five years and is assisted by Michelle Kaufman, Vice President of MSDW Advisors. Ms. Kolleeny has been a portfolio manager at MSDW Advisors for over five years. Ms. Kaufman is a member of MSDW Advisors' Sector Rotation Group and, prior to joining MSDW Advisors in September 1993, was a securities analyst with Woodward and Associates (March-August, 1993) and JRO and Associates (December, 1992).



       Although the Fund does not engage in substantial short-term trading as a means of achieving its investment objective, it may sell portfolio securities without regard to the length of time they have been held, in accordance with the investment policies described earlier. It is anticipated that, under normal circumstances, the Fund's portfolio turnover rate will not exceed 400% in any one year. The Fund will incur brokerage costs commensurate with its portfolio turnover rate. Short term gains and losses may result from such portfolio transactions. See "Dividends, Distributions and Taxes" for a discussion of the tax implications of the Fund's trading policy. A more extensive discussion of the Fund's portfolio brokerage policies is set forth in the Statement of Additional Information.



       Orders for transactions in portfolio securities and commodities are placed for the Fund with a number of brokers and dealers, including Dean Witter Reynolds Inc., Morgan Stanley & Co. Incorporated and other brokers and dealers that are affiliates of the Investment Manager. The Fund may incur brokerage commissions on transactions conducted through such affiliates. Pursuant to an order of the Securities and Exchange Commission the Fund may effect principal transactions in certain money market instruments with Dean Witter Reynolds Inc.



INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

       The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.


       The Fund may not:

       1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities).


       2. Purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.


       3. Invest more than 25% of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or to cash equivalents.

       4. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation of the United States Government, its agencies or instrumentalities.

       Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

GENERAL



       The Fund offers each class of its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Morgan Stanley Dean Witter Distributors Inc. ("MSDW Distributors" or the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by Dean Witter Reynolds Inc. ("DWR"), a selected dealer and subsidiary of Morgan Stanley Dean Witter & Co., and other brokers and dealers which have entered into agreements with the Distributor ("Selected Broker-Dealers"). It is anticipated that DWR will undergo a change of corporate name which is expected to incorporate the brand name of "Morgan Stanley Dean Witter," pending approval of various regulatory authorities. The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.



       The Fund offers four classes of shares (each, a "Class"). Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except for certain specific circumstances. Class B shares are sold without an initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) payable upon most redemptions within six years after purchase. (Class B shares purchased by certain qualified plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) Class C shares are sold without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase. Class D shares are sold without an initial sales charge or CDSC and are available only to investors meeting an initial investment minimum of $5 million ($25 million for certain qualified plans), and to certain other limited categories of investors. At the discretion of the Board of Trustees of the Fund, Class A shares may be sold to categories of investors in addition to those set forth in this prospectus at net asset value without a front-end sales charge, and Class D shares may be sold to certain other categories of investors, in each case as may be described in the then current prospectus of the Fund. See "Alternative Purchase Arrangements-- Selecting a Particular Class" for a discussion of factors to consider in selecting which Class of shares to purchase.



       The minimum initial purchase is $1,000 for each Class of shares, although Class D shares are only available to persons investing $5 million ($25 million for certain qualified plans) or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million (or $25 million) initial investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares of the Fund and other Morgan Stanley Dean Witter Funds that are multiple class funds ("Morgan Stanley Dean Witter Multi-Class Funds") and shares of Morgan Stanley Dean Witter Funds sold with a front-end sales charge ("FSC Funds") and concurrent investments in Class D shares of the Fund and other Morgan Stanley Dean Witter Multi-Class Funds will be aggregated. Subsequent purchases of $100 or more may be made by sending a check, payable to Morgan Stanley Dean Witter American Value Fund, directly to Morgan Stanley Dean Witter Trust FSB (the "Transfer Agent" or "MSDW Trust") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting a Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative of DWR or other Selected Broker-Dealer. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class D shares. If no Class is specified, the Transfer Agent will not process the transaction until the proper Class is identified. The minimum initial purchase in the case of investments through EasyInvestSM, an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling $1,000 within the first twelve months. The minimum initial purchase in the case of an "Education IRA" is $500, if the Distributor has reason to believe that additional investments will increase the investment in the account to $1,000 within three years. In the case of investments pursuant to (i) Systematic Payroll Deduction Plans (including Individual Retirement Plans), (ii) the MSDW Advisors mutual fund asset allocation program and (iii) fee-based programs approved by the Distributor, pursuant to which participants pay an asset based fee for services in the nature of investment advisory, administrative and/or brokerage services, the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required, provided, in the case of Systematic Payroll Deduction Plans, that the Distributor has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless requested by the shareholder in writing to the Transfer Agent.



       Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive income dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such distributions. Sales personnel of a Selected Broker-Dealer are compensated for selling shares of the Fund at the time of their sale by the Distributor or any of its affiliates and/or the Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.



ALTERNATIVE PURCHASE ARRANGEMENTS


       The Fund offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class D shares, is offered only to limited categories of investors (see "No Load Alternative--Class D Shares" below).


       Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund except that Class A, Class B and Class C shares bear the expenses of the ongoing shareholder service fees, Class B and Class C shares bear the expenses of the ongoing distribution fees and Class A, Class B and Class C shares which are redeemed subject to a CDSC bear the expense of the additional incremental distribution costs resulting from the CDSC applicable to shares of those Classes. The ongoing distribution fees that are imposed on Class A, Class B and Class C shares will be imposed directly against those Classes and not against all assets of the Fund and, accordingly, such charges against one Class will not affect the net asset value of any other Class or have any impact on investors choosing another sales charge option. See "Plan of Distribution" and "Redemptions and Repurchases."

       Set forth below is a summary of the differences between the Classes and the factors an investor should consider when selecting a particular Class. This summary is qualified in its entirety by the detailed discussion of each Class that follows this summary.

       Class A Shares. Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase, except for certain specific circumstances. Class A shares are also subject to a 12b-1 fee of up to 0.25% of the average daily net assets of the Class. See "Initial Sales Charge Alternative--Class A Shares."

       Class B Shares. Class B shares are offered at net asset value with no initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years of purchase. (Class B shares purchased by certain qualified plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) This CDSC may be waived for certain redemptions. Class B shares are also subject to an annual 12b-1 fee of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the 12b-1 Plan on April 30, 1984 (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the inception of the 12b-1 Plan upon which a CDSC has been imposed or waived, or
(b) the average daily net assets of Class B attributable to shares issued, net of related shares redeemed, since inception of the 12b-1 Plan. The Class B shares' distribution fee will cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares.

       After approximately ten (10) years, Class B shares will convert automatically to Class A shares of the Fund, based on the relative net asset values of the shares of the two Classes on the conversion date. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted at that time. See "Contingent Deferred Sales Charge Alternative--Class B Shares."

       Class C Shares. Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. This CDSC may be waived for certain redemptions. They are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class C shares. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. See "Level Load Alternative--Class C Shares."

       Class D Shares. Class D shares are available only to limited categories of investors (see "No Load Alternative--Class D Shares" below). Class D shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any 12b-1 fees. See "No Load Alternative--Class D Shares."

       Selecting a Particular Class. In deciding which Class of Fund shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:

       The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended length of his or her investment. Investors who prefer an initial sales charge alternative may elect to purchase Class A shares. Investors qualifying for significantly reduced or, in the case of purchases of $1 million or more, no initial sales charges may find Class A shares particularly attractive because similar sales charge reductions are not available with respect to Class B or Class C shares. Moreover, Class A shares are subject to lower ongoing expenses than are Class B or Class C shares over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional investment amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case.

       Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, although Class C shares are subject to a significantly lower CDSC upon redemptions, they do not, unlike Class B shares, convert into Class A shares after approximately ten years, and, therefore, are subject to an ongoing 12b-1 fee of 1.0% (rather than the 0.25% fee applicable to Class A shares) for an indefinite period of time. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Other investors, however, may elect to purchase Class C shares if, for example, they determine that they do not wish to be subject to a front-end sales charge and they are uncertain as to the length of time they intend to hold their shares.


       For the purpose of meeting the $5 million (or $25 million) minimum investment amount for Class D shares, holdings of Class A shares in all Morgan Stanley Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Morgan Stanley Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount.


       Sales personnel may receive different compensation for selling each Class of shares. Investors should understand that the purpose of a CDSC is the same as that of the initial sales charge in that the sales charges applicable to each Class provide for the financing of the distribution of shares of that Class.

       Set forth below is a chart comparing the sales charge, 12b-1 fees and conversion options applicable to each Class of shares:



                                                         CONVERSION
  CLASS          SALES CHARGE          12B-1 FEE          FEATURE
--------   ------------------------   -----------   -------------------
-----------------------------------------------------------------------
    A      Maximum 5.25%              0.25%                  No
           initial sales charge
           reduced for
           purchases of
           $25,000 and over;
           shares sold without
           an initial sales
           charge generally
           subject to a 1.0%
           CDSC during first
           year.
-----------------------------------------------------------------------
    B      Maximum 5.0%                1.0%         B shares convert
           CDSC during the first                    to A shares
           year decreasing                          automatically
           to 0 after six years                     after
                                                    approximately
                                                    ten years
------------------------------------------------------------------------
    C      1.0% CDSC during            1.0%                  No
           first year
------------------------------------------------------------------------
   D                None               None                  No

       See "Purchase of Fund Shares" and "The Fund and its Management" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Determination of Net Asset Value," "Dividends, Distributions and Taxes" and "Shareholder Services--Exchange Privilege" for other differences between the Classes of shares.



INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES


       Class A shares are sold at net asset value plus an initial sales charge. In some cases, reduced sales charges may be available, as described below. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased), except for certain specific circumstances. The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being re-deemed. The CDSC will not be imposed (i) in the circumstances set forth below in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class A shares, and (ii) in the circumstances identified in the section "Additional Net Asset Value Purchase Options" below. Class A shares are also subject to an annual 12b-1 fee of up to 0.25% of the average daily net assets of the Class.

       The offering price of Class A shares will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value" below), plus a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:




                                            SALES CHARGE
                                ------------------------------------
                                  PERCENTAGE OF        APPROXIMATE
       AMOUNT OF SINGLE          PUBLIC OFFERING      PERCENTAGE OF
         TRANSACTION                  PRICE          AMOUNT INVESTED
-----------------------------   -----------------   ----------------
Less than $25,000 ...........   5.25%                      5.54%
$25,000 but less
   than $50,000 .............   4.75%                      4.99%
$50,000 but less
   than $100,000 ............   4.00%                      4.17%
$100,000 but less
   than $250,000 ............   3.00%                      3.09%
$250,000 but less
   than $1 million ..........   2.00%                      2.04%
$1 million and over .........      0                          0

       Upon notice to all Selected Broker-Dealers, the Distributor may reallow up to the full applicable sales charge as shown in the above schedule during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such Selected Broker-Dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

       The above schedule of sales charges is applicable to purchases in a single transaction by, among others: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his, her or their own accounts; (c) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified or non-qualified under
Section 401 of the Internal Revenue Code; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Internal Revenue Code; (f) employee benefit plans qualified under Section 401 of the Internal Revenue Code of a single employer or of employers who are "affiliated persons" of each other within the meaning of Section 2(a)(3)(c) of the Act; and for investments in Individual Retirement Accounts of employees of a single employer through Systematic Payroll Deduction plans; or (g) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.


       Combined Purchase Privilege. Investors may have the benefit of reduced sales charges in accordance with the above schedule by combining purchases of Class A shares of the Fund in single transactions with the purchase of Class A shares of other Morgan Stanley Dean Witter Multi-Class Funds and shares of FSC Funds. The sales charge payable on the purchase of the Class A shares of the Fund, the Class A shares of the other Morgan Stanley Dean Witter Multi-Class Funds and the shares of the FSC Funds will be at their respective rates applicable to the total amount of the combined concurrent purchases of such shares.

       Right of Accumulation. The above persons and entities may benefit from a reduction of the sales charges in accordance with the above schedule if the cumulative net asset value of Class A shares purchased in a single transaction, together with shares of the Fund and other Morgan Stanley Dean Witter Funds previously purchased at a price including a front-end sales charge (including shares of the Fund and other Morgan Stanley Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions), which are held at the time of such transaction, amounts to $25,000 or more. If such investor has a cumulative net asset value of shares of FSC Funds and Class A and Class D shares that, together with the current investment amount, is equal to at least $5 million ($25 million for certain qualified plans), such investor is eligible to purchase Class D shares subject to the $1,000 minimum initial investment requirement of that Class of the Fund. See "No Load Alternative--Class D Shares" below.

       The Distributor must be notified by DWR or a Selected Broker-Dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Selected Broker-Dealer or the Transfer Agent fails to confirm the investor's represented holdings.


       Letter of Intent. The foregoing schedule of reduced sales charges will also be available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from DWR or other Selected Broker-Dealers. The cost of Class A shares of the Fund or shares of other Morgan Stanley Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the date of receipt by the Distributor of the Letter of Intent, or of Class A shares of the Fund or shares of other Morgan Stanley Dean Witter Funds acquired in exchange for shares of such funds purchased during such period at a price including a front-end sales charge, which are still owned by the shareholder, may also be included in determining the applicable reduction.


       Additional Net Asset Value Purchase Options. In addition to investments of $1 million or more, Class A shares also may be purchased at net asset value by the following:

       (1) trusts for which MSDW Trust (an affiliate of the Investment Manager) provides discretionary trustee services;

       (2) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory, administrative and/or brokerage services (such investments are subject to all of the terms and conditions of such programs, which may include termination fees, mandatory redemption upon termination and such other circumstances as specified in the programs' agreements, and restrictions on transferability of Fund shares);

       (3) employer-sponsored 401(k) and other plans qualified under Section 401(a) of the Internal Revenue Code ("Qualified Retirement Plans") with at least 200 eligible employees and for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement;

       (4) Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees;


       (5) investors who are clients of a Morgan Stanley Dean Witter Financial Advisor who joined Morgan Stanley Dean Witter from another investment firm within six months prior to the date of purchase of Fund shares by such investors, if the shares are being purchased with the proceeds from a redemption of shares of an open-end proprietary mutual fund of the Financial Advisor's previous firm which imposed either a front-end or deferred sales charge, provided such purchase was made within sixty days after the redemption and the proceeds of the redemption had been maintained in the interim in cash or a money market fund; and


       (6) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund.

       No CDSC will be imposed on redemptions of shares purchased pursuant to paragraphs (1), (2) or (5), above.

       For further information concerning purchases of the Fund's shares, contact DWR or another Se-lected Broker-Dealer or consult the Statement of Additional Information.



CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE--
CLASS B SHARES


       Class B shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Fund. A CDSC, however, will be imposed on most Class B shares redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments for Class B shares made during the six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) preceding the redemption. In addition, Class B shares are subject to an annual 12b-1 fee of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the implementation of the 12b-1 Plan on April 30, 1984 (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the implementation of the 12b-1 Plan upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B attributable to shares issued, net of related shares redeemed, since implementation of the 12b-1 Plan.


       Except as noted below, Class B shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any CDSC upon redemption. Shares redeemed earlier than six years after purchase may, however, be subject to a CDSC which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the following table:


           YEAR SINCE
            PURCHASE                CDSC AS A PERCENTAGE
          PAYMENT MADE               OF AMOUNT REDEEMED
--------------------------------   ---------------------
First ..........................   5.0%
Second .........................   4.0%
Third ..........................   3.0%
Fourth .........................   2.0%
Fifth ..........................   2.0%
Sixth ..........................   1.0%
Seventh and thereafter .........   None

       In the case of Class B shares of the Fund purchased on or after July 28, 1997 by Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, shares held for three years or more after purchase (calculated as described in the paragraph above) will not be subject to any CDSC upon redemption. However, shares redeemed earlier than three years after purchase may be subject to a CDSC (calculated as described in the paragraph above), the percentage of which will depend on how long the shares have been held, as set forth in the following table:




           YEAR SINCE
            PURCHASE               CDSC AS A PERCENTAGE
          PAYMENT MADE              OF AMOUNT REDEEMED
-------------------------------   ---------------------
First .........................   2.0%
Second ........................   2.0%
Third .........................   1.0%
Fourth and thereafter .........   None


       CDSC Waivers. A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) preceding the redemption; (ii) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of FSC Funds or of other Morgan Stanley Dean Witter Funds acquired in exchange for such shares. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first.

       In addition, the CDSC, if otherwise applicable, will be waived in the case of:

       (1) redemptions of shares held at the time a shareholder dies or becomes
disabled, only if the shares are:   (A) registered either in the name of an
individual shareholder (not a trust), or in the names of such shareholder and
his or her spouse as joint tenants with right of survivorship; or   (B) held in
a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

       (2) redemptions in connection with the following retirement plan
distributions:   (A) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2);
  (B) distributions from an IRA or 403(b) Custodial Account following
attainment of age 59 1/2; or   (C) a tax-free return of an excess contribution
to an IRA; and


       (3) all redemptions of shares held for the benefit of a participant in a Qualified Retirement Plan which offers investment companies managed by the Investment Manager or its subsidiary, MSDW Services, as self-directed investment alternatives and for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement ("Eligible Plan"), provided that either: (A) the plan continues to be an Eligible Plan after the redemption; or (B) the redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants.


       With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.

       Conversion to Class A Shares. All shares of the Fund held prior to July 28, 1997, other than shares which were purchased prior to April 30, 1984 (and, with respect to such shares, including such proportion of shares acquired through reinvestment of dividends and capital gains distributions as the total number of shares acquired prior to such date bears to the total number of Fund shares purchased and owned by the shareholder (collectively, the "Old Shares"), have been designated Class B shares. Shares held before May 1, 1997 that have been designated Class B shares will convert to Class A shares in May, 2007. In all other instances Class B shares will convert automatically to Class A shares, based on the relative net asset values of the shares of the two Classes on the conversion date, which will be approximately ten (10) years after the date of the original purchase. The ten year period is calculated from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange or a series of exchanges, from the last day of the month in which the original Class B shares were purchased, provided that shares originally purchased before May 1, 1997 will convert to Class A shares in May, 2007. The conversion of shares purchased on or after May 1, 1997 will take place in the month following the tenth anniversary of the purchase. There will also be converted at that time such proportion of Class B shares acquired through automatic reinvestment of dividends and distributions owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares purchased and owned by the shareholder. In the case of Class B shares held by a Qualified Retirement Plan for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the first shares of a Morgan Stanley Dean Witter Multi-Class Fund purchased by that plan. In the case of Class B shares previously exchanged for shares of an "Exchange Fund" (see "Shareholder Services--Exchange Privilege"), the period of time the shares were held in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired) is excluded from the holding period for conversion. If those shares are subsequently re-exchanged for Class B shares of a Morgan Stanley Dean Witter Multi-Class Fund, the holding period resumes on the last day of the month in which Class B shares are reacquired.


       If a shareholder has received share certificates for Class B shares, such certificates must be delivered to the Transfer Agent at least one week prior to the date for conversion. Class B shares evidenced by share certificates that are not received by the Transfer Agent at least one week prior to any conversion date will be converted into Class A shares on the next scheduled conversion date after such certificates are received.

       Effectiveness of the conversion feature is subject to the continuing availability of a ruling of the Internal Revenue Service or an opinion of counsel that (i) the conversion of shares does not constitute a taxable event under the Internal Revenue Code, (ii) Class A shares received on conversion will have a basis equal to the shareholder's basis in the converted Class B shares immediately prior to the conversion, and (iii) Class A shares received on conversion will have a holding period that includes the holding period of the converted Class B shares. The conversion feature may be suspended if the ruling or opinion is no longer available. In such event, Class B shares would continue to be subject to Class B 12b-1 fees.

LEVEL LOAD ALTERNATIVE--CLASS C SHARES

       Class C shares are sold at net asset value next determined without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased). The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed in the circumstances set forth above in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class C shares. Class C shares are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to 12b-1 fees applicable to Class C shares for an indefinite period subject to annual approval by the Fund's Board of Trustees and regulatory limitations.


NO LOAD ALTERNATIVE--CLASS D SHARES


       Class D shares are offered without any sales charge on purchase or redemption and without any 12b-1 fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement) and the following categories of investors:
(i) investors participating in the MSDW Advisors mutual fund asset allocation program pursuant to which such persons pay an asset based fee; (ii) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory, administrative and/or brokerage services (subject to all of the terms and conditions of such programs, referred to in (i) and (ii) above, which may include termination fees, mandatory redemption upon termination and such other circumstances as specified in the programs' agreements, and restrictions on transferability of Fund shares); (iii) 401(k) plans established by DWR and SPS Transaction Services, Inc. (an affiliate of DWR) for their employees; (iv) certain Unit Investment

Trusts sponsored by DWR; (v) certain other open-end investment companies whose shares are distributed by the Distributor; and (vi) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund. The Old Shares have been designated Class D shares. Investors who require a $5 million (or $25 million) minimum initial investment to qualify to purchase Class D shares may satisfy that requirement by investing that amount in a single transaction in Class D shares of the Fund and other Morgan Stanley Dean Witter Multi-Class Funds, subject to the $1,000 minimum initial investment required for that Class of the Fund. In addition, for the purpose of meeting the $5 million (or $25 million) minimum investment amount, holdings of Class A shares in all Morgan Stanley Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Morgan Stanley Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount. If a shareholder redeems Class A shares and purchases Class D shares, such redemption may be a taxable event.



PLAN OF DISTRIBUTION

       The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act with respect to the distribution of Class A, Class B and Class C shares of the Fund. In the case of Class A and Class C shares, the Plan provides that the Fund will reimburse the Distributor and others for the expenses of certain activities and services incurred by them specifically on behalf of those shares. Reimbursements for these expenses will be made in monthly payments by the Fund to the Distributor, which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively. In the case of Class B shares, the Plan provides that the Fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the implementation of the 12b-1 Plan on April 30, 1984 (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since that Plan's implementation upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B attributable to shares issued, net of related shares redeemed, since implementation of the Fund's 12b-1 Plan. The fee is treated by the Fund as an expense in the year it is accrued. In the case of Class A shares, the entire amount of the fee currently represents a service fee within the meaning of the NASD guidelines. In the case of Class B and Class C shares, a portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets of each of these Classes, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.


       Additional amounts paid under the Plan in the case of Class B and Class C shares are paid to the Distributor for services provided and the expenses borne by the Distributor and others in the distribution of the shares of those Classes, including the payment of commissions for sales of the shares of those Classes and incentive compensation to and expenses of Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan in the case of Class B shares to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.


       For the fiscal year ended December 31, 1997, Class B shares of the Fund accrued payments under the Plan amounting to $30,004,099, which amount is equal to 0.83% of the average daily net assets of Class B for the fiscal year. These payments were calculated pursuant to clause (a) of the compensation formula under the Plan. All shares held prior to July 28, 1997 (other than the Old Shares) have been designated Class B shares. For the fiscal period July 28 through December 31, 1997, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $7,380 and $26,712, respectively, which amounts on an annualized basis are equal to 0.25% and 1.00% of the average daily net assets of Class A and Class C, respectively, for such period.

       In the case of Class B shares, at any given time, the expenses in distributing Class B shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of CDSCs paid by investors upon the redemption of Class B shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that such excess amounts, including the carrying charge described above, totalled $72,540,376 at December 31, 1997, which was equal to 1.78% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan, and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.


       In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Dean Witter Financial Advisors and other Selected Broker-Dealer Representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Dean Witter Financial Advisor and other Selected Broker-Dealer representatives at the time of sale totalled $92,652 in the case of Class C at December 31, 1997, which amount was equal to 0.76% of the net assets of Class C on such date, and that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.



DETERMINATION OF NET ASSET VALUE

       The net asset value per share is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), by taking the net assets of the Fund, dividing by the number of shares outstanding and adjusting to the nearest cent. The assets belonging to the Class A, Class B, Class C and Class D shares will be invested together in a single portfolio. The net asset value of each Class, however, will be determined separately by subtracting each Class's accrued expenses and liabilities. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

       In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other stock exchange is valued at its latest sale price on that exchange, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange. Dividends receivable are accrued as of the ex-dividend date or as of the time that the relevant ex-dividend date and amounts become known.

       Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.


       Certain securities in the Fund's portfolio may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


       Automatic Investment of Dividends and Distributions. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund (or, if specified by the shareholder, in shares of any other open-end Morgan Stanley Dean Witter Fund), unless the shareholder requests that they be paid in cash. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or CDSC (see "Redemptions and Repurchases").

       EasyInvest.SM Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, or following redemption of shares of a Morgan Stanley Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Redemptions and Repurchases --Involuntary Redemption").


       Investment of Dividends or Distributions Received in Cash. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution in shares of the applicable Class at the net asset value next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").

       Systematic Withdrawal Plan. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly or quarterly amount. Withdrawal plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.


       Shareholders should contact their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative or the Transfer Agent for further information about any of the above services.

       Tax-Sheltered Retirement Plans. Retirement plans are available for use by corporations, the self- employed, Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax advisor.

       For further information regarding plan administration, custodial fees and other details, investors should contact their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative or the Transfer Agent.



EXCHANGE PRIVILEGE


       Shares of each Class may be exchanged for shares of the same Class of any other Morgan Stanley Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of the following funds: Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust, Morgan Stanley Dean Witter Limited Term Municipal Trust, Morgan Stanley Dean Witter Short-Term Bond Fund and five Morgan Stanley Dean Witter funds which are money market funds (the "Exchange Funds"). Class A shares may also be exchanged for shares of Morgan Stanley Dean Witter Multi-State Municipal Series Trust and Morgan Stanley Dean Witter Hawaii Municipal Trust, which are Morgan Stanley Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Class B shares may also be exchanged for shares of Morgan Stanley Dean Witter Global Short-Term Income Fund Inc. ("Global Short-Term"), which is a Morgan Stanley Dean Witter Fund offered with a CDSC. Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

       An exchange to another Morgan Stanley Dean Witter Multi-Class Fund, any FSC Fund, Global Short-Term or any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following business day. Subsequent exchanges between any of the money market funds and any of the Morgan Stanley Dean Witter Multi-Class Funds, FSC Funds, Global Short-Term or any Exchange Fund that is not a money market fund can be effected on the same basis.



       No CDSC is imposed at the time of any exchange of shares, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time the shareholder remains in an Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently re-exchanged for shares of a Morgan Stanley Dean Witter Multi-Class Fund or shares of Global Short-Term, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a Morgan Stanley Dean Witter Multi-Class Fund or shares of Global Short-Term are reacquired. Thus, the CDSC is based upon the time

(calculated as described above) the shareholder was invested in shares of a Morgan Stanley Dean Witter Multi-Class Fund or in shares of Global Short-Term (see "Purchase of Fund Shares"). In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in shares of a FSC Fund. In the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees incurred on or after that date which are attributable to those shares. (Exchange Fund 12b-1 distribution fees are described in the prospectuses for those funds.) Class B shares of the Fund acquired in exchange for shares of Global Short-Term or Class B shares of another Morgan Stanley Dean Witter Multi-Class Fund having a different CDSC schedule than that of this Fund will be subject to the higher CDSC schedule, even if such shares are subsequently re-exchanged for shares of the fund with the lower CDSC schedule.

       Additional Information Regarding Exchanges. Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Morgan Stanley Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Morgan Stanley Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Dealer are referred to their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative regarding restrictions on exchange of shares of the Fund pledged in the margin account.


       The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement of each Class of shares and any other conditions imposed by each fund. In the case of a shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.


       If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the Morgan Stanley Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free).

       The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.


       Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Morgan Stanley Dean Witter Funds in the past.


       For further information regarding the Exchange Privilege, shareholders should contact their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative or the Transfer Agent.


REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------

       Redemption. Shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined less the amount of any applicable CDSC in the case of Class A, Class B or Class C shares (see "Purchase of Fund Shares"). If shares are held in a shareholder's account without a share certificate, a written request for redemption sent to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption, along with any additional documentation required by the Transfer Agent.

       Repurchase. DWR and other Selected Broker- Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value per share next determined (see "Purchase of Fund Shares") after such purchase order is received by DWR or other Selected Broker-Dealer, reduced by any applicable CDSC.

       The CDSC, if any, will be the only fee imposed upon repurchase by the Fund or the Distributor. The offer by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

       Payment for Shares Redeemed or Repurchased. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent.) Shareholders maintaining margin accounts with DWR or another Selected Dealer are referred to their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative regarding restrictions on redemption of shares of the Fund pledged in the margin account.


       Reinstatement Privilege. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class from which such shares were redeemed or repurchased, at their net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase.

       Involuntary Redemption. The Fund reserves the right, on sixty days' notice, to redeem, at net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or Custodial Account under
Section 403(b)(7) of the Internal Revenue Code) whose shares due to redemptions by the shareholder have a value of less than $100, or such lesser amount as may be fixed by the Board of Trustees or, in the case of an account opened through EasyInvestSM, if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow him or her sixty days to make an additional investment in an amount which will increase the value of his or her account to at least the applicable amount before the redemption is processed. No CDSC will be imposed on any involuntary redemption.


DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

       Dividends and Distributions. The Fund declares dividends separately for each Class of shares and intends to pay semi-annual dividends and to distribute substantially all of the Fund's net investment income and net short-term and long-term capital gains, if there are any. The Fund intends to distribute dividends from net long-term capital gains, if any, at least once each year. The Fund may, however, determine to retain all or part of any long-term capital gains in any year for reinvestment.

       All dividends and any capital gains distributions will be paid in additional shares of the same Class and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends be paid in cash. Shares acquired by dividend and distribution reinvestments will not be subject to any front-end sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. Distributions paid on Class A and Class D shares will be higher than for Class B and Class C shares because distribution fees paid by Class B and Class C shares are higher. (See "Shareholder Services--Automatic Investment of Dividends and Distributions.")

       Taxes. Because the Fund intends to distribute all of its net investment income and net short-term capital gains to shareholders and otherwise remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax. Shareholders who are required to pay taxes on their income will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they re-ceive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed, for tax purposes, to have been received by the shareholder in the prior year.

       Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction.

       The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources would, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments will not be taxable to shareholders.


       After the end of the year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes. Shareholders will also be notified of their proportionate share of long-term capital gains distributions that are eligible for a reduced rate of tax under the Taxpayer Relief Act of 1997. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.



       Shareholders should consult their tax advisors as to the applicability of the foregoing to their current situation.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

       From time to time the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The total return of the Fund is based on historical earnings and is not intended to indicate future performance. The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in a Class of the Fund of $1,000 over periods of one, five and ten years. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the applicable Class and all sales charges which will be incurred by shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

       In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of any sales charge which, if reflected, would reduce the performance quoted. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations (such as mutual fund performance rankings of Lipper Analytical Services, Inc., the S&P 500 Stock Index and the Dow Jones Industrial Average).

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

       Voting Rights. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, as discussed herein, Class A, Class B and Class C bear the expenses related to the distribution of their respective shares.

       The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the Shareholders.

       Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.


       Code of Ethics. Directors, officers and employees of MSDW Advisors, MSDW Services and MSDW Distributors are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Morgan Stanley Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Morgan Stanley Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.


       Master/Feeder Conversion. The Fund reserves the right to seek to achieve its investment objective by investing all of its investable assets in a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund.

       Shareholder Inquiries. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

Morgan Stanley Dean Witter                             MORGAN STANLEY
American Value Fund                                    DEAN WITTER
Two World Trade Center                                 AMERICAN
New York, New York 10048                               VALUE FUND

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and
General Counsel

Anita H. Kolleeny
Vice President

Thomas F. Caloia
Treasurer


CUSTODIAN

The Bank of New York
90 Washington Street
New York, New York 10286


TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
                                              PROSPECTUS--MAY 1, 1998,
INVESTMENT MANAGER                            AS REVISED AUGUST 21, 1998

Morgan Stanley Dean Witter Advisors Inc.

DEAN WITTER AMERICAN VALUE FUND
Two World Trade Center, New York, New York 10048
LETTER TO THE SHAREHOLDERS December 31, 1997

DEAR SHAREHOLDER:

The past year proved to be eventful for investors. During the first half of 1997 the market was led exclusively by blue-chip companies -- only index funds and blue chip equity funds performed well. Market leadership was very narrow at this time, with the 25 largest stocks on the S&P 500 contributing to an inordinate share of the index's 20 percent gain. During that period, Dean Witter American Value Fund was up only 12 percent.

In mid summer, the U.S. dollar broke out of 6 and 10-year trading ranges. This change led to a rotation of the Fund, out of industries with substantial foreign exposure and into domestically oriented ones. This process was initiated by reducing the portfolio's weightings in such sectors as technology, aerospace, agriculture, energy service, and global consumer stocks, and increasing its exposure to such domestic industries as retail and financial services.

Additionally, the Fund significantly increased its weighting in mid-capitalization stocks. This was done because mid-cap stocks generally have minimal exposure to foreign currencies and economies, the capital gains tax rate favors this sector and because the Fund's portfolio manager anticipates attractive relative earnings for mid-caps in a still robust domestic economy. By July, the Fund's mid-cap weighting totaled 40 percent of net assets. As a result, the Fund's year-to-date performance nearly doubled between June and July, from 12.24 percent for the six months ended June 30, 1997, to 25.29 percent for the seven months ended July 30, 1997.

By September it had become clear that the U.S. dollar's sharp appreciation carried greater repercussions than had been expected initially. For example, many emerging-market countries had pegged their currencies to the dollar. As a result, many Asian and Latin American countries suddenly found their exports to be uncompetitive. For many of these countries, exports are the main engine of economic growth. In response to these developments, currency devaluations began to occur in Southeast Asia and quickly spread to other emerging markets. This turbulence induced the

DEAN WITTER AMERICAN VALUE FUND
LETTER TO THE SHAREHOLDERS December 31, 1997, continued

Fund to exit industries with Asian exposure. Additionally, evidence began to mount that U.S. corporate earnings could come under pressure as wage costs accelerate and pricing flexibility decline in the face of inexpensive Asian imports. As a result, the Fund further shifted to domestically oriented industries characterized by steady-growth and high earnings visibility.

     [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
            DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                          GROWTH OF $10,000 -- CLASS B
                               ($ IN THOUSANDS)
                                                        Lipper
Date                  Total      S&P 500 IX(4)     Growth Funds IX(5)
------------------------------------------------------------------------------
December 31, 1987   $10,000        $10,000             $10,000
December 31, 1988   $11,084        $11,655             $11,413
December 31, 1989   $13,899        $15,343             $14,548
December 31, 1990   $13,774        $14,869             $13,761
December 31, 1991   $21,522        $19,390             $18,761
December 31, 1992   $22,348        $20,886             $20,192
December 31, 1993   $26,528        $22,965             $22,611
December 31, 1994   $24,738        $23,268             $22,256
December 31, 1995   $35,178        $32,003             $29,522
December 31, 1996   $38,883        $39,347             $34,683
December 31, 1997   $51,149(3)     $52,469             $44,422

Average Annual Total Returns

1 year          5 Years       10 Years
--------------------------------------
31.55(1)       18.01(1)       17.73(1)
26.55(2)       17.80(2)       17.73(2)

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS

1.) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

2.) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable contingent deferred sales charge (CDSC)
    (1 year-5%, 5 years-2%, 10 years-0%). See the Fund's current prospectus for complete details on fees and sales charges.

3.) Closing value assuming a complete redemption on December 31, 1997.

4.) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

5.) The Lipper Growth Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Growth Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

PERFORMANCE

For the fiscal year ended December 31, 1997, the Fund's Class B shares produced a total return of 31.55 percent compared to 33.35 percent for the Standard & Poor's 500 Composite Stock Price Index (S&P 500) and 28.08 percent for the Lipper Growth Funds Index. The accompanying chart illustrates the performance of a $10,000 investment in the Fund for the 10-year period ended December 31, 1997, versus the performance of similar hypothetical investments in the S&P 500 and the Lipper Growth Funds Index.

THE PORTFOLIO

Based on recent analysis, the Fund's portfolio manager expects U.S. economic growth to slow to the 2.25 percent range in 1998, with earnings in the vicinity of 5 percent. When earnings growth slips below 10 percent, market leadership typically shifts from economically sensitive issues to steady growth ones. In response, the Fund has been tilted in this direction so that steady growth stocks currently represent 60 percent of net assets.

On the cyclical side, the Fund's 12 percent weighting in technology emphasizes software and services, which are more stable than other technology sectors during economic slowdowns. Holdings in this area include Computer Associates International, Inc. and BMC Software, Inc. As of December 31, 1997, the Fund had a 7 percent weighting in retail, which is expected to be bolstered by a low

DEAN WITTER AMERICAN VALUE FUND
LETTER TO THE SHAREHOLDERS December 31, 1997, continued

unemployment level below 5 percent and by real wage growth and lower sourcing costs. Retail positions include Wal-Mart, Inc., Dayton Hudson Corp. and Barnes & Noble, Inc.

On the growth side, the Fund has increased its consumer staples weighting to 11 percent of net assets, emphasizing industries and companies with little or no South American or Asian exposure. This sector includes food chains such as Safeway Inc., drugstores like Rite Aid Corp., and such selected food companies as Nabisco Holdings Corp. In the consumer/business services area, the Fund continues to hold 12 percent of its net assets in the radio/cable and newspaper industries. Commitments in these sectors include Clear Channel Communications Inc., CBS Corp., Comcast Corp. and Gannett Co., Inc.

Health care, which remains overweighted in the Fund at 14 percent, reflects an emphasis on drugs, biotechnology and medical devices -- all industries with patent protection and pricing power. Companies in these areas include Eli Lilly & Co., Pfizer, Inc., Centocor Inc. and Guidant Corp. The Fund has also maintained an overweighted position in interest-rate sensitive stocks, as evidenced by its 25 percent commitment to the financial sector, where the focus is on regional banks, brokerage, government agencies and utilities. A sample of some of these holdings includes Summit Bancorp, Norwest Corp., Travelers Group, Inc., Fannie Mae and Bell Atlantic Corp.

Because an economic backdrop that is typically associated with falling interest rates and more difficult corporate earnings is expected to remain in place, we have established a 6 percent position in long-term U.S. Treasuries and a 3 percent weighting in 30-year zero-coupon bonds.

OUTLOOK

To sum up, 1997 saw the Fund shift away from industries tilted toward foreign markets and cyclical growth, and began to focus on steady, reliable, domestic growth. These related rotations served the Fund well in 1997. This new focus will likely remain in place throughout much of 1998.

We appreciate your support of the Dean Witter American Value Fund and look forward to continuing to serve your investment needs and objectives.

Very truly yours,

/s/ Charles A. Fiumefreddo
CHARLES A. FIUMEFREDDO
Chairman of the Board

DEAN WITTER AMERICAN VALUE FUND
PORTFOLIO OF INVESTMENTS December 31, 1997

  NUMBER OF
    SHARES                                                                          VALUE
---------------------------------------------------------------------------------------------
              COMMON STOCKS (86.0%)
              Agriculture Related (1.3%)
    400,000   Dekalb Genetics Corp. (Class B) ................................. $ 15,700,000
    516,667   Delta & Pine Land Co.  ..........................................   15,758,343
    200,000   Pioneer Hi-Bred International, Inc.  ............................   21,450,000
                                                                               --------------
                                                                                  52,908,343
                                                                               --------------
              Auto Related (0.1%)
    127,900   Budget Group, Inc. (Class A)* ...................................    4,420,544
                                                                               --------------
              Banks (9.8%)
    350,000   Ahmanson (H.F.) & Co.  ..........................................   23,428,125
    105,000   AmSouth Bancorporation ..........................................    5,702,812
     75,000   City National Corp.  ............................................    2,770,312
    130,000   Comerica, Inc.  .................................................   11,732,500
 17,450,000   Credito Italiano SpA (Italy) ....................................   53,823,613
    275,000   Crestar Financial Corp.  ........................................   15,675,000
    687,000   Dime Bancorp, Inc.  .............................................   20,781,750
    205,000   First Security Corp.  ...........................................    8,584,375
    150,000   First Tennessee National Corp.  .................................   10,012,500
    205,000   First Union Corp.  ..............................................   10,506,250
    340,000   Mellon Bank Corp.  ..............................................   20,612,500
    200,000   Northern Trust Corp.  ...........................................   13,950,000
  1,200,000   Norwest Corp.  ..................................................   46,350,000
    360,000   PNC Bank Corp.  .................................................   20,542,500
    185,000   Southtrust Corp.  ...............................................   11,701,250
    200,000   Summit Bancorp ..................................................   10,650,000
    245,000   U.S. Bancorp ....................................................   27,424,687
    100,000   Union Planters Corp. ............................................    6,793,750
    410,000   Washington Mutual, Inc.  ........................................   26,137,500
    170,000   Wells Fargo & Co.  ..............................................   57,704,375
     93,200   Zions Bancorporation ............................................    4,194,000
                                                                               --------------
                                                                                 409,077,799
                                                                               --------------
              Beverages - Soft Drinks (0.1%)
     41,900   Coca Cola Co. ...................................................    2,791,587
                                                                               --------------
              Biotechnology (2.2%)
    350,000   Alkermes, Inc.* .................................................    6,868,750
    870,000   Biochem Pharma, Inc. (Canada)* ..................................   18,106,875
    881,000   Centocor, Inc.* .................................................   29,293,250
    300,000   Genzyme Corp. General Division*  ................................    8,287,500
    375,000   Gilead Sciences, Inc.* ..........................................   14,343,750
    385,000   IDEC Pharmaceuticals Corp.* .....................................   13,234,375
                                                                               --------------
                                                                                  90,134,500
                                                                               --------------
              Cable & Telecommunications (2.2%)
    324,000   Comcast Corp. (Class A) ......................................... $ 10,287,000
  1,090,000   Comcast Corp. (Class A Special) .................................   34,335,000
    550,000   Cox Communications, Inc. (Class A)* .............................   22,034,375
    900,000   Tele-Communications, Inc. (Class A)* ............................   25,087,500
                                                                               --------------
                                                                                  91,743,875
                                                                               --------------
              Cable Television Equipment (0.4%)
    300,000   CIENA Corp.* ....................................................   18,337,500
                                                                               --------------
              Capital Goods (0.6%)
    325,000   General Electric Co. ............................................   23,846,875
                                                                               --------------
              Communications Equipment (0.2%)
    180,000   Cisco Systems, Inc.* ............................................   10,035,000
                                                                               --------------
              Computer Services (0.5%)
    400,000   Paychex, Inc. ...................................................   20,250,000
                                                                               --------------
              Computer Software (4.5%)
    320,000   BMC Software, Inc.* .............................................   20,960,000
     69,000   Citrix Systems, Inc.* ...........................................    5,244,000
    800,000   Computer Associates International, Inc.  ........................   42,300,000
    730,000   Compuware Corp.* ................................................   23,360,000
    117,500   Manugistics Group, Inc.* ........................................    5,214,062
  1,000,000   PeopleSoft, Inc.* ...............................................   38,750,000
    510,000   Platinum Technology, Inc.* ......................................   14,407,500
     40,000   SAP AG (Pref.)(Germany) .........................................   13,092,325
    440,500   Veritas Software Corp.* .........................................   22,300,312
                                                                               --------------
                                                                                 185,628,199
                                                                               --------------
              Consumer Business Services (2.2%)
    700,000   Automatic Data Processing, Inc. .................................   42,962,500
    500,000   Corrections Corp. of America* ...................................   18,531,250
    635,000   Sysco Corp. .....................................................   28,932,187
                                                                               --------------
                                                                                  90,425,937
                                                                               --------------

              Consumer - Products (10.5%)
    385,000   Alberto-Culver Co. (Class B) ....................................   12,344,062
    875,000   Albertson's, Inc. ...............................................   41,453,125
    400,000   Clorox Co. ......................................................   31,625,000
    600,000   CVS Corp. .......................................................   38,437,500
  1,020,000   Fred Meyer, Inc.* ...............................................   37,102,500
    500,000   Heinz (H.J.) Co. ................................................   25,406,250
  1,000,000   Kroger Co.* .....................................................   36,937,500
    920,000   Nabisco Holdings Corp. (Class A) ................................   44,562,500


                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER AMERICAN VALUE FUND
PORTFOLIO OF INVESTMENTS December 31, 1997, continued

  NUMBER OF
    SHARES                                                                          VALUE
---------------------------------------------------------------------------------------------
    100,000   Procter & Gamble Co.  ........................................... $  7,981,250
    475,000   Quaker Oats Company (The) .......................................   25,056,250
    700,000   Rite Aid Corp.  .................................................   41,081,250
    699,000   Safeway, Inc.* ..................................................   44,211,750
    200,000   Sara Lee Corp. ..................................................   11,262,500
  1,300,000   Walgreen Co. ....................................................   40,787,500
                                                                               --------------
                                                                                 438,248,937
                                                                               --------------
              Drugs (6.1%)
    425,000   Bristol-Myers Squibb Co.  .......................................   40,215,625
    240,000   Cardinal Health, Inc.  ..........................................   18,030,000
    215,000   Dura Pharmaceuticals, Inc.* .....................................    9,863,125
    620,000   Lilly (Eli) & Co.  ..............................................   43,167,500
    200,000   Medicis Pharmaceutical Corp. (Class A)* .........................   10,250,000
     12,000   Novartis AG (Switzerland) .......................................   19,459,459
    530,000   Pfizer, Inc. ....................................................   39,518,125
    645,000   Schering-Plough Corp.  ..........................................   40,070,625
    271,000   Warner-Lambert Co.  .............................................   33,604,000
                                                                               --------------
                                                                                 254,178,459
                                                                               --------------
              Finance (1.1%)
    800,000   Fannie Mae ......................................................   45,650,000
                                                                               --------------

              Financial - Miscellaneous (6.0%)
    205,000   American Express Co.  ...........................................   18,296,250
    190,000   Associates First Capital Corp. (Class A) ........................   13,513,750
    300,000   Donaldson, Lufkin & Jenrette, Inc. ..............................   23,850,000
    504,050   Edwards (A.G.), Inc.  ...........................................   20,035,987
    965,000   Freddie Mac .....................................................   40,469,687
    700,000   Hambrecht & Quist Group* ........................................   25,550,000
      2,800   Legg Mason, Inc.  ...............................................      156,625
    400,000   Lehman Brothers Holdings, Inc. ..................................   20,400,000
    650,000   Merrill Lynch & Co., Inc.  ......................................   47,409,375
    605,500   Paine Webber Group, Inc. ........................................   20,927,594
     91,500   Price (T. Rowe) Associates, Inc.  ...............................    5,753,063
    274,600   Providian Financial Corp. .......................................   12,408,488
                                                                               --------------
                                                                                 248,770,819
                                                                               --------------
              Healthcare - Diversified (0.4%)
    470,000   General Nutrition Companies, Inc.*  .............................   15,921,250
                                                                               --------------

              Healthcare Products & Services (3.7%)
  1,000,000   HBO & Co.  ......................................................   47,937,500
  1,650,000   Health Management Associates, Inc. (Class A)* ...................   41,662,500
  1,200,000   Healthsouth Corp.* .............................................. $ 33,300,000
    398,100   Renal Treatment Centers, Inc.* ..................................   14,381,363
    583,333   Total Renal Care Holdings, Inc.* ................................   16,041,658
                                                                               --------------
                                                                                 153,323,021
                                                                               --------------
              Hotels/Motels (1.1%)
  1,393,798   Cendant Corp.* ..................................................   47,911,806
                                                                               --------------

              Household Products (0.4%)
    360,000   Sunbeam Corporation, Inc.  ......................................   15,165,000
                                                                               --------------

              Insurance (3.7%)
    441,000   Allstate Corp. ..................................................   40,075,875
    120,000   Hartford Financial Services Group Inc. ..........................   11,227,500
    250,000   Lincoln National Corp. ..........................................   19,531,250
    133,470   Marsh & McLennan Companies, Inc. ................................    9,951,857
    401,000   SunAmerica Inc. .................................................   17,142,750
    125,000   Torchmark Corp.  ................................................    5,257,813
    950,000   Travelers Group, Inc. ...........................................   51,181,250
                                                                               --------------
                                                                                 154,368,295
                                                                               --------------
              Internet (2.3%)
    600,000   America Online, Inc.* ...........................................   53,512,500
    300,000   Check Point Software Technologies Ltd. (Israel)* ................   12,225,000
    260,000   CheckFree Holdings Corp.* .......................................    7,020,000
    345,000   Yahoo! Inc.* ....................................................   23,891,250
                                                                               --------------
                                                                                  96,648,750
                                                                               --------------
              Machinery - Diversified (0.2%)
    164,800   Thermo Electron Corp.*  .........................................    7,333,600
                                                                               --------------

              Media Group (9.3%)
  1,610,000   CBS Corp. .......................................................   47,394,375
    689,500   Chancellor Media Corp.* .........................................   51,453,938
    450,000   Clear Channel Communications, Inc.* .............................   35,746,875
    701,000   Gannett Co., Inc. ...............................................   43,330,563
    300,000   HSN, Inc.* ......................................................   15,450,000
    438,000   Jacor Communications, Inc.* .....................................   23,268,750
    400,000   News Corp., Ltd. (ADR)(Australia) ...............................    8,925,000
    650,000   Outdoor Systems, Inc.* ..........................................   24,943,750
    760,000   Time Warner, Inc. ...............................................   47,120,000
    483,100   Tribune Co.  ....................................................   30,072,975
    325,000   Universal Outdoor Holdings, Inc.*  ..............................   16,900,000

                         SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER AMERICAN VALUE FUND
PORTFOLIO OF INVESTMENTS December 31, 1997, continued

  NUMBER OF
    SHARES                                                                          VALUE
---------------------------------------------------------------------------------------------
    306,600   Univision Communications, Inc. (Class A)* .......................$   21,404,513
    500,000   Viacom, Inc. (Class B)* .........................................    20,718,750
                                                                               --------------
                                                                                  386,729,489
                                                                               --------------
              Medical Supplies (1.9%)
    450,000   Guidant Corp. ...................................................    28,012,500
    500,000   Medtronic, Inc. .................................................    26,156,250
    200,000   Mentor Corp. ....................................................     7,300,000
    285,300   Sofamor Danek Group, Inc.* ......................................    18,562,331
                                                                               --------------
                                                                                   80,031,081
                                                                               --------------
              Miscellaneous (0.7%)
    480,000   Equitable Companies, Inc. .......................................    23,880,000
    169,000   Excite, Inc.* ...................................................     5,070,000
                                                                               --------------
                                                                                   28,950,000
                                                                               --------------
              Recreation (0.5%)
    205,000   Walt Disney Co. .................................................    20,307,813
                                                                               --------------

              Restaurants (0.3%)
    385,000   Cracker Barrel Old Country Store, Inc. ..........................    12,849,375
                                                                               --------------

              Retail (7.0%)
    401,000   Barnes & Noble, Inc.* ...........................................    13,383,375
  1,500,000   Costco Companies, Inc.* .........................................    66,843,750
    646,000   Dayton-Hudson Corp. .............................................    43,605,000
    527,500   Dollar General Corp. ............................................    19,121,875
    295,000   Family Dollar Stores, Inc. ......................................     8,647,188
    600,000   Gap, Inc. .......................................................    21,262,500
    700,000   Home Depot, Inc.  ...............................................    41,212,500
    361,100   Lowe's Companies, Inc.  .........................................    17,219,956
    543,000   Mattel, Inc.  ...................................................    20,226,750
    350,000   Proffitt's, Inc.* ...............................................     9,953,125
    740,000   Wal-Mart Stores, Inc. ...........................................    29,183,750
                                                                               --------------
                                                                                  290,659,769
                                                                               --------------
              Telecommunications (1.6%)
    750,000   LCI International, Inc.* ........................................    23,062,500
    800,000   Teleport Communications Group Inc.* .............................    43,900,000
                                                                               --------------
                                                                                   66,962,500
                                                                               --------------
              Transportation (0.9%)
    500,000   OMI Corp.* ......................................................     4,593,750
    557,000   US Airways Group Inc.* ..........................................    34,812,500
                                                                               --------------
                                                                                   39,406,250
                                                                               --------------
              Utilities (3.9%)
    400,000   Ameritech Corp. .................................................$   32,200,000
    386,000   Bell Atlantic Corp.  ............................................    35,126,000
    550,000   Consolidated Edison Co. of New York, Inc. .......................    22,550,000
    400,000   FPL Group, Inc.  ................................................    23,675,000
    400,000   GTE Corp. .......................................................    20,900,000
    150,000   New York State Electric & Gas Corp.  ............................     5,325,000
    455,000   U.S. West Communications Group, Inc. ............................    20,531,875
                                                                               --------------
                                                                                  160,307,875
                                                                               --------------
              Utilities - Electric (0.2%)
    200,000   Pinnacle West Capital Corp. .....................................     8,475,000
                                                                               --------------

              Utilities - Telecommunications (0.1%)
     51,500   Intermedia Communications Inc.*  ................................     3,116,286
                                                                               --------------
              TOTAL COMMON STOCKS
              (Identified Cost $3,070,263,608) ................................ 3,574,915,534
                                                                               --------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS
-----------
             U.S. GOVERNMENT OBLIGATIONS (9.0%)
  $242,000   U.S. Treasury Bond 6.375% due 08/15/27 .......................... 255,317,260
   342,000   U.S. Treasury Strip 0.00% due 05/15/20 ..........................  88,916,580
   107,000   U.S. Treasury Strip 0.00% due 11/15/19 ..........................  28,658,880
                                                                              -------------
             TOTAL U.S. GOVERNMENT OBLIGATIONS
             (Identified Cost $356,519,055) .................................. 372,892,720
                                                                              -------------
             SHORT-TERM INVESTMENTS (7.1%)
             U.S. GOVERNMENT AGENCY (a)(7.0%)
   293,000   Federal Home Loan Mortgage Corp. 6.00% due 01/02/98
              (Amortized Cost $292,951,167)                                    292,951,167
                                                                              -------------
             REPURCHASE AGREEMENT (0.1%)
             The Bank of New York 3.875% due 01/02/98 (dated 12/31/97,
     4,377   proceeds $4,377,721)(b) (Identified Cost $4,376,779) ............   4,376,779
                                                                              -------------
             TOTAL SHORT-TERM INVESTMENTS
             (Identified Cost $297,327,946) .................................. 297,327,946
                                                                              -------------

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER AMERICAN VALUE FUND
PORTFOLIO OF INVESTMENTS December 31, 1997, continued

                                                    VALUE
------------------------------------  -------- --------------
TOTAL INVESTMENTS
(Identified Cost $3,724,110,609)(c) .   102.1%  $4,245,136,200
LIABILITIES IN EXCESS OF OTHER
ASSETS ..............................    (2.1)     (89,244,700)
                                       -------- --------------
NET ASSETS ..........................   100.0%  $4,155,891,500
                                       ======== ==============

------------
ADR     American Depository Receipt.
*       Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $4,016,966 U.S. Treasury Note 7.00% due 07/15/06 valued at $4,464,314.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $537,652,888 and the aggregate gross unrealized depreciation is $16,627,297, resulting in net unrealized appreciation of $521,025,591.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER AMERICAN VALUE FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997

ASSETS:
Investments in securities, at value
 (identified cost $3,724,110,609).........................  $4,245,136,200
Receivable for:
  Investments sold........................................      29,647,388
  Shares of beneficial interest sold......................       8,751,357
  Interest................................................       5,827,705
  Dividends...............................................       2,138,596
Prepaid expenses and other assets.........................         122,713
                                                            --------------
  TOTAL ASSETS............................................   4,291,623,959
                                                            --------------
LIABILITIES:
Payable for:
  Investments purchased...................................     124,542,641
  Distributions to shareholders ..........................       3,767,120
  Plan of distribution fee................................       2,946,023
  Shares of beneficial interest repurchased...............       2,219,241
  Investment management fee...............................       1,808,423
Accrued expenses and other payables.......................         449,011
                                                            --------------
  TOTAL LIABILITIES.......................................     135,732,459
                                                            --------------
  NET ASSETS .............................................  $4,155,891,500
                                                            ==============
COMPOSITION OF NET ASSETS:
Paid-in-capital...........................................  $3,481,928,047
Net unrealized appreciation ..............................     521,025,591
Accumulated net investment loss...........................         (42,030)
Accumulated undistributed net realized gain...............     152,979,892
                                                            --------------
  NET ASSETS .............................................  $4,155,891,500
                                                            ==============
CLASS A SHARES:
Net Assets................................................     $15,843,639
Shares Outstanding (unlimited authorized, $.01 par value)          535,374
  NET ASSET VALUE PER SHARE...............................          $29.59
                                                            ==============
  MAXIMUM OFFERING PRICE PER SHARE,
   (net asset value plus 5.54% of net asset value) .......          $31.23
                                                            ==============
CLASS B SHARES:
Net Assets................................................  $4,078,071,882
Shares Outstanding (unlimited authorized, $.01 par value)      138,185,565
  NET ASSET VALUE PER SHARE...............................          $29.51
                                                            ==============
CLASS C SHARES:
Net Assets................................................     $12,204,456
Shares Outstanding (unlimited authorized, $.01 par
 value)...................................................         413,867
  NET ASSET VALUE PER SHARE...............................          $29.49
                                                            ==============
CLASS D SHARES:
Net Assets................................................     $49,771,523
Shares Outstanding (unlimited authorized, $.01 par
 value)...................................................       1,679,836
  NET ASSET VALUE PER SHARE...............................          $29.63
                                                            ==============

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER AMERICAN VALUE FUND
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the year ended December 31, 1997*

NET INVESTMENT INCOME:
INCOME
Dividends (net of $103,775 foreign
 withholding tax).........................  $ 24,992,865
Interest..................................    15,881,254
                                           --------------
  TOTAL INCOME............................    40,874,119
                                           --------------
EXPENSES
Plan of distribution fee (Class A
 shares)..................................         7,380
Plan of distribution fee (Class B
 shares)..................................    30,004,099
Plan of distribution fee (Class C
 shares)..................................        26,712
Investment management fee.................    18,075,407
Transfer agent fees and expenses..........     3,788,836
Registration fees.........................       359,919
Custodian fees............................       228,926
Shareholder reports and notices...........       222,511
Professional fees.........................        61,757
Trustees' fees and expenses...............        15,729
Other.....................................        37,222
                                           --------------
  TOTAL EXPENSES..........................    52,828,498
                                           --------------
  NET INVESTMENT LOSS.....................   (11,954,379)
                                           --------------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain ........................   738,335,473
Net change in unrealized appreciation ....   251,384,827
                                           --------------
  NET GAIN................................   989,720,300
                                           --------------
NET INCREASE..............................  $977,765,921
                                           ==============

------------

* Class A, Class C and Class D shares were issued July 28, 1997.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER AMERICAN VALUE FUND
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                           FOR THE YEAR       FOR THE YEAR
                                                               ENDED              ENDED
                                                        DECEMBER 31, 1997*  DECEMBER 31, 1996
------------------------------------------------------  ------------------ -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss....................................   $  (11,954,379)    $   (9,041,376)
Net realized gain......................................      738,335,473        275,397,900
Net change in unrealized appreciation..................      251,384,827         13,163,448
                                                        ------------------ -----------------
  NET INCREASE.........................................      977,765,921        279,519,972
                                                        ------------------ -----------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income -Class B shares..................         --               (1,126,313)
Net realized gain
 Class A shares........................................       (1,747,209)          --
 Class B shares........................................     (680,450,520)      (299,891,577)
 Class C shares........................................       (1,454,608)          --
 Class D shares........................................       (6,581,680)          --
                                                        ------------------ -----------------
  TOTAL DIVIDENDS AND DISTRIBUTIONS....................     (690,234,017)      (301,017,890)
                                                        ------------------ -----------------
Net increase from transactions in shares of beneficial
 interest..............................................      769,509,113        731,461,022
                                                        ------------------ -----------------
  NET INCREASE.........................................    1,057,041,017        709,963,104
NET ASSETS:
Beginning of period....................................    3,098,850,483      2,388,887,379
                                                        ------------------ -----------------
 END OF PERIOD
 (Including net investment losses of $42,030 and
 $43,257, respectively)................................   $4,155,891,500     $3,098,850,483
                                                        ================== =================

------------

* Class A, Class C and Class D shares were issued July 28, 1997.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER AMERICAN VALUE FUND
NOTES TO FINANCIAL STATEMENTS December 31, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter American Value Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is capital growth consistent with an effort to reduce volatility. The Fund seeks to achieve its objective by investing in a diversified portfolio of securities consisting principally of common stocks. The Fund was incorporated in Maryland in 1979, commenced operations on March 27, 1980 and was reorganized as a Massachusetts business trust on April 30, 1987. On July 28, 1997, the Fund commenced offering three additional classes of shares, with the then current shares, other than shares which were purchased prior to April 30, 1984 (and with respect to such shares, certain shares acquired through reinvestment of dividends and capital gains distributions (collectively the "Old Shares")), designated as Class B shares. The Old Shares have been designated Class D shares.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase, some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not

DEAN WITTER AMERICAN VALUE FUND
NOTES TO FINANCIAL STATEMENTS December 31, 1997, continued

readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager, the Fund pays a management fee, accrued daily and payable monthly, by applying the following annual rates to the net

DEAN WITTER AMERICAN VALUE FUND
NOTES TO FINANCIAL STATEMENTS December 31, 1997, continued

assets of the Fund determined at the close of each business day: 0.625% to the portion of daily net assets not exceeding $250 million; 0.50% to the portion of daily net assets exceeding $250 million but not exceeding $2.5 billion and 0.475% to the portion of daily net assets exceeding $2.5 billion but not exceeding $3.5 billion. Effective May 1, 1997, the Agreement was amended to reduce the annual rate to 0.45% of the portion of daily net assets in excess of $3.5 billion.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B

DEAN WITTER AMERICAN VALUE FUND
NOTES TO FINANCIAL STATEMENTS December 31, 1997, continued

shares, to compensate DWR and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $72,540,376 at December 31, 1997.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to account executives may be reimbursed in the subsequent calendar year. For the period ended December 31, 1997, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended December 31, 1997, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $4,721,534 and $3,192, respectively and received $202,038 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended December 31, 1997 aggregated $9,245,904,533 and $9,254,551,447, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $410,926,244 and $180,464,206, respectively.

For the year ended December 31, 1997, the Fund incurred $1,122,089 in brokerage commissions with DWR for portfolio transactions executed on behalf of the Fund.

At December 31, 1997, the Fund's payable for investments purchased included unsettled trades with DWR of $8,367,064.

DEAN WITTER AMERICAN VALUE FUND
NOTES TO FINANCIAL STATEMENTS December 31, 1997, continued

For the period May 31, 1997 through December 31, 1997, the Fund incurred brokerage commissions of $551,901 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager since May 31, 1997, for portfolio transactions executed on behalf of the Fund. At December 31, 1997 the Fund's payable for investments purchased and receivable for investments sold included unsettled trades with Morgan Stanley & Co., Inc., of $4,206,932 and $4,914,567, respectively.

Dean Witter Trust FSB, an affiliate of the Investment Manager and
Distributor, is the Fund's transfer agent. At December 31, 1997, the Fund had transfer agent fees and expenses payable of approximately $54,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended December 31, 1997 included in Trustees' fees and expenses in the Statement of Operations amounted to $4,301. At December 31, 1997, the Fund had an accrued pension liability of $42,030 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. FEDERAL INCOME TAX STATUS

As of December 31, 1997, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to a net operating loss. To reflect reclassifications arising from permanent differences accumulated net realized gain was charged $11,955,606 and accumulated net investment loss was credited $11,955,606.

DEAN WITTER AMERICAN VALUE FUND
NOTES TO FINANCIAL STATEMENTS December 31, 1997, continued

6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                      FOR THE YEAR                    FOR THE YEAR
                                                          ENDED                          ENDED
                                                   DECEMBER 31, 1997+              DECEMBER 31, 1996
                                             ------------------------------- ------------------------------
                                                 SHARES          AMOUNT          SHARES          AMOUNT
                                             -------------- ---------------  -------------- --------------
CLASS A SHARES*
Sold .......................................       539,039    $  17,439,944         --             --
Reinvestment of distributions...............        57,321        1,665,172         --             --
Redeemed....................................       (60,986)      (2,023,896)        --             --
                                             -------------- ---------------  -------------- ---------------
Net increase - Class A......................       535,374       17,081,220         --             --
                                             -------------- ---------------  -------------- ---------------
CLASS B SHARES
Sold .......................................    26,893,089      818,085,006     36,925,212   $1,016,961,498
Reinvestment of dividends and
 distributions..............................    22,224,675      644,669,591     10,599,054      286,147,878
Redeemed ...................................   (24,498,814)    (739,128,498)   (20,736,856)    (571,648,354)
                                             -------------- ---------------  -------------- ---------------
Net increase - Class B......................    24,618,950      723,626,099     26,787,410      731,461,022
                                             -------------- ---------------  -------------- ---------------
CLASS C SHARES*
Sold .......................................       387,776       12,691,589         --             --
Reinvestment of distributions...............        46,319        1,340,948         --             --
Redeemed ...................................       (20,228)        (667,646)        --             --
                                             -------------- ---------------  -------------- ---------------
Net increase - Class C......................       413,867       13,364,891         --             --
                                             -------------- ---------------  -------------- ---------------
CLASS D SHARES*
Sold .......................................       332,349       10,839,979         --             --
Reinvestment of distributions...............       208,632        6,067,022         --             --
Redeemed ...................................       (45,049)      (1,470,098)        --             --
                                             -------------- ---------------  -------------- ---------------
Net increase - Class D......................       495,932       15,436,903         --             --
                                             -------------- ---------------  -------------- ---------------
Net increase in Fund .......................    26,064,123    $ 769,509,113     26,787,410   $  731,461,022
                                             ============== ===============  ============== ===============

------------
+ On July 28, 1997, 1,183,904 shares representing $37,731,024 were transferred to Class D.
* For the period July 28, 1997 (issue date) through December 31, 1997.

DEAN WITTER AMERICAN VALUE FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                 FOR THE YEAR ENDED DECEMBER 31,
                               --------------------------------------------------------------------------------------------------

                                1997*++     1996      1995      1994       1993      1992     1991      1990       1989     1988
-----------------------------  --------- ---------  -------- ---------  --------- --------  -------- ---------  --------  -------
CLASS B SHARES
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of
 period ......................   $27.01    $27.16    $21.21    $23.10     $20.93    $20.66   $14.39    $14.81     $13.19    $12.21
                               --------- ---------  -------- ---------  --------- --------  -------- ---------  --------  --------
Net investment income (loss) .    (0.10)    (0.08)     0.01      --        (0.09)     0.03     0.05      0.24       0.34    0.29

Net realized and unrealized
 gain (loss) .................     8.34      2.86      8.87     (1.57)      3.94      0.71     7.90     (0.38)      2.99    1.03
                               --------- ---------  -------- ---------  --------- --------  -------- ---------  --------  --------
Total from investment
 operations ..................     8.24      2.78      8.88     (1.57)      3.85      0.74     7.95     (0.14)      3.33    1.32
                               --------- ---------  -------- ---------  --------- --------  -------- ---------  --------  --------
Less dividends and
 distributions from:
 net investment income  ......     --       (0.01)     --        --        (0.01)    (0.03)   (0.03)    (0.28)     (0.32)  (0.33)
 Net realized gain ...........    (5.74)    (2.92)    (2.93)    (0.32)     (1.67)    (0.44)   (1.65)     --        (1.39)     --
 Paid-in-capital .............     --        --        --        --         --        --       --        --         --     (0.01)
                               --------- ---------  -------- ---------  --------- --------  -------- ---------  --------  --------
Total dividends and
 distributions ...............    (5.74)    (2.93)    (2.93)    (0.32)     (1.68)    (0.47)   (1.68)    (0.28)     (1.71)  (0.34)
                               --------- ---------  -------- ---------  --------- --------  -------- ---------  --------   -------
Net asset value, end of
 period ......................   $29.51    $27.01    $27.16    $21.21     $23.10    $20.93   $20.66    $14.39     $14.81   $13.19
                               ========= =========  ======== =========  ========= ========  ======== =========  ========  ========

TOTAL INVESTMENT RETURN+  ....    31.55%    10.53%    42.20%    (6.75)%    18.70%     3.84%   56.26%    (0.90)%    25.39%   10.84%

RATIOS TO AVERAGE NET ASSETS:
Expenses......................     1.46%     1.53%     1.61%     1.71%      1.61%     1.72%    1.58%     1.70%      1.66%    1.78%
Net investment income (loss) .    (0.34)%   (0.33)%    0.06%     0.01%     (0.59)%    0.18%    0.29%     1.67%      2.23%    2.15%

SUPPLEMENTAL DATA:
net assets, end of period, in
 millions.....................   $4,078    $3,099    $2,389    $1,490     $1,218      $459     $227       $89       $100      $90
Portfolio turnover rate  .....      275%      279%      256%      295%       276%      305%     264%      234%       196%     133%
Average commission rate paid .  $0.0563   $0.0590      --        --         --        --       --        --         --         --

------------

* Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date, other than shares which were purchased prior to April 30, 1984 (and with respect to such shares, certain shares acquired through reinvestment of dividends and capital gains distributions (collectively the "Old Shares")), have been designated Class B shares. The Old Shares have been designated Class D shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER AMERICAN VALUE FUND
FINANCIAL HIGHLIGHTS, continued

                                              FOR THE PERIOD
                                              JULY 28, 1997*
                                                  THROUGH
                                               DECEMBER 31,
                                                  1997++
------------------------------------------  ------------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  .....        $31.87
                                            ------------------
Net investment income .....................          0.05
Net realized and unrealized gain ..........          2.32
                                            ------------------
Total from investment operations ..........          2.37
                                            ------------------
Less distributions from net realized gain           (4.65)
                                            ------------------
Net asset value, end of period ............        $29.59
                                            ==================
TOTAL INVESTMENT RETURN+ ..................          7.70 %(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ..................................          0.92 %(2)
Net investment income .....................          0.38 %(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands  ..       $15,844
Portfolio turnover rate ...................           275 %
Average commission rate paid ..............       $0.0563
CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  .....        $31.87
                                            ------------------
Net investment loss .......................         (0.05)
Net realized and unrealized gain ..........          2.32
                                            ------------------
Total from investment operations ..........          2.27
                                            ------------------
Less distributions from net realized gain .         (4.65)
                                            ------------------
Net asset value, end of period ............        $29.49
                                            ==================
TOTAL INVESTMENT RETURN+ ..................          7.39 %(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ..................................          1.66 %(2)
Net investment loss .......................         (0.36)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands  ..       $12,204
Portfolio turnover rate ...................           275 %
Average commission rate paid ..............       $0.0563

------------

*     The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER AMERICAN VALUE FUND
FINANCIAL HIGHLIGHTS, continued

                                              FOR THE PERIOD
                                              JULY 28, 1997*
                                                  THROUGH
                                               DECEMBER 31,
                                                  1997++
------------------------------------------  ------------------
CLASS D SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  .....        $31.87
                                            ------------------
Net investment income .....................          0.07
Net realized and unrealized gain ..........          2.34
                                            ------------------
Total from investment operations ..........          2.41
                                            ------------------
Less distributions from net realized gain           (4.65)
                                            ------------------
Net asset value, end of period ............        $29.63
                                            ==================
TOTAL INVESTMENT RETURN+ ..................          7.83%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ..................................          0.64%(2)
Net investment income .....................          0.50%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands  ..       $49,772
Portfolio turnover rate ...................           275%
Average commission rate paid ..............       $0.0563

------------

* The date shares were first issued. Shareholders who held shares of the Fund prior to July 28, 1997 (the date the Fund converted to a multiple class share structure) should refer to the Financial Highlights of Class B to obtain the historical per share data and ratio information of their shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER AMERICAN VALUE FUND
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER AMERICAN VALUE FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter American Value Fund (the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
February 6, 1998

DEAN WITTER AMERICAN VALUE FUND
FEDERAL TAX NOTICE (unaudited)

                           1997 FEDERAL TAX NOTICE

For the year ended December 31, 1997, the Fund paid to shareholders the following per share amounts from long-term capital gains. These distributions are taxable as 28% rate gains or 20% rate gains, as indicated below:

                                                 CLASS A    CLASS B   CLASS C    CLASS D
                                                --------- ---------  --------- ---------
Portion of long-term capital gains taxable as:
 28% rate gain ................................   $0.48      $0.72     $0.48      $0.48
 20% rate gain ................................    0.46       0.46      0.46       0.46
                                                --------- ---------  --------- ---------
Total..........................................   $0.94      $1.18     $0.94      $0.94
                                                ========= =========  ========= =========

   For the year ended December 31, 1997, 5.08% of the income dividends qualified for the dividends received deduction available to corporations.

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Anita H. Kolleeny
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048


This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.



DEAN WITTER
AMERICAN
VALUE FUND

ANNUAL REPORT
DECEMBER 31, 1997

Morgan Stanley Dean Witter American Value Fund       Two World Trade Center,
                                                     New York, New York 10048

Letter to Shareholders June 30, 1998

DEAR SHAREHOLDER:

As 1998 began, the financial markets were braced for a tangible impact from the implosion seen in many of the world's developing countries, as well as Japan, which comprise nearly 40 percent of the world economy. Thus far, however, falloffs in these countries and the resulting plunge in worldwide interest rates have stimulated the consumer and domestically oriented sectors in the United States. More specifically, the drop in interest rates spurred a refinancing boomlet, lowering monthly mortgage costs and leading to an acceleration in housing and retail sales. Consumer spending bounded ahead to levels not seen in a decade.

However, it also became apparent that the Asian drag manifested itself in the more internationally oriented sectors of the U.S. economy, such as manufacturing, capital goods and technology. Evidence continued to build throughout the first six months of the year that these industries in particular would bear the brunt of pricing pressure and falling unit growth. Earnings disappointments proliferated in this segment of the economy.

PERFORMANCE

For the six-month period ended June 30, l998, Morgan Stanley Dean Witter American Value Fund's Class A, B, C and D shares produced total returns of
20.17 percent, 19.86 percent, 19.70 percent and 20.28 percent, respectively. Over the same period, the Standard & Poor's 500 Composite Stock Price Index (S&P 500) and the Lipper Analytical Services, Inc. Growth Funds Index registered total returns of 17.70 percent and 15.57 percent, respectively. Performance of the Fund's share classes varies because of differing expenses.

Within the Lipper Growth Funds universe the Fund was ranked #52 out of 884 funds (top 6 percent) for the year ended June 30, 1998. For the 5 and 10 years ended June 30, 1998, the Fund was ranked #156 out of 338

Morgan Stanley Dean Witter American Value Fund growth funds (top 46 percent) and #33 out of 181 growth funds (top 18%), respectively. Lipper rankings are based on total return and do not include any sales charges.

POSITIONING OF THE FUND

The Fund was well-positioned for the developments of the first half of l998, with the portfolio heavily tilted toward consumer and domestically oriented industries. One area of emphasis, financial stocks, which as of June 30, 1998 represented nearly 14 percent of net assets, was characterized by bank (Wells Fargo & Co., Mellon Bank Corp.), brokerage (Merrill Lynch & Co. Inc., Paine Webber Group, Inc.) and life insurance (Equitable Companies, Inc., Travelers Group, Inc.) holdings.

Another notable area of concentration, health care, represented approximately 12 percent of net assets and included primarily drug stocks (Bristol-Myers Squibb Co., Schering-Plough Corp.), with some miscellaneous hospital- and medical device-related stocks (HBO & Co., Medtronic, Inc.).

Consumer staples represented nearly 9 percent of net assets, and included drug stores (Walgreen Co., Rite Aid Corp.), grocery stores (Safeway, Inc., Kroger Co.), and household products (Colgate-Palmolive Co., Procter & Gamble Co.).

Nearly 7 percent of the Fund's net assets was exposed to media stocks, which consisted primarily of radio (Chancellor Media Corp.), television (CBS Corp.) and cable (Viacom, Inc.) issues.

The broad consumer cyclical segments of the market combined to represent nearly 15 percent of net assets and included retail (Lowe's Companies, Inc., Costco Companies, Inc.) with some assorted automobile (Ford Motor Co., General Motors Corp.), restaurant (Starbucks Corp., McDonald's corp.) and airline (Southwest Airlines Co.) stocks.

The Fund had very limited manufacturing exposure and was underweighted in technology issues, given record pricing pressure and slowing capital spending trends.

LOOKING AHEAD

We believe that the manufacturing and capital goods sectors will increasingly slow the consumer-oriented industries as the year progresses. Corporate profitability is likely to experience increasing pressure from slower exports, an increase in cheaper imports, rising wages (two-thirds of the average company's costs) and little or no pricing flexibility. Against such a backdrop, capital spending is expected to slow further while payroll growth diminishes, potentially putting a cap on future consumer spending.

Morgan Stanley Dean Witter American Value Fund

Given this outlook, the Fund may reduce its consumer cyclical holdings over the remainder of l998, and add to more defensive industries, such as consumer staples, telecommunications and electric utilities. Interest rates may decline to new lower levels, adding stability to the stock market, particularly to those industries that may continue to deliver positive earnings growth.

We appreciate your support of Morgan Stanley Dean Witter American Value Fund and look forward to continuing to serve your investment needs and objectives.

Very truly yours,

/S/ CHARLES A. FIUMEFREDDO
CHARLES A. FIUMEFREDDO
Chairman of the Board

Morgan Stanley Dean Witter American Value Fund

Portfolio of Investments June 30, 1998 (unaudited)


NUMBER OF
  SHARES                                         VALUE
-----------------------------------------------------------

             COMMON STOCKS (87.3%)
             Agriculture Related (0.3%)
   320,000   Delta & Pine Land Co. .......   $   14,240,000
                                             --------------

             Apparel & Footwear (0.2%)
   248,800   Jones Apparel Group, Inc.*...        9,096,750
                                             --------------

             Auto Related (1.4%)
   650,000   Ford Motor Co. ..............       38,350,000
   510,000   General Motors Corp. ........       34,074,375
                                             --------------
                                                 72,424,375
                                             --------------
             Banks (3.8%)
 1,602,000   Corporacion Bancaria de
              Espana S.A. (Spain).........       35,915,537
   440,000   BankBoston Corp. ............       24,475,000
 9,725,000   Credito Italiano SpA
              (Italy).....................       50,820,580
   340,000   Mellon Bank Corp. ...........       23,672,500
   120,000   Morgan (J.P.) & Co., Inc. ...       14,055,000
   255,000   NationsBank Corp. ...........       19,507,500
    67,000   Wells Fargo & Co. ...........       24,723,000
                                             --------------
                                                193,169,117
                                             --------------
             Basic Cyclicals (0.5%)
   355,000   DuPont (E.I.) de Nemours &
              Co., Inc. ..................       26,491,875
                                             --------------

             Biotechnology (0.8%)
   388,000   Centocor, Inc.*..............       14,065,000
   195,200   Genentech, Inc. (Special)*...       13,249,200
   245,000   Quintiles Transnational
              Corp.*......................       12,035,625
                                             --------------
                                                 39,349,825
                                             --------------
             Cable & Telecommunications (3.3%)
 1,600,000   Comcast Corp. (Class A
              Special)....................       64,900,000
   845,000   Cox Communications, Inc.
              (Class A)*..................       40,929,687

   716,000   Time Warner, Inc. ...........       61,173,250
                                             --------------
                                                167,002,937
                                             --------------
             Capital Goods (1.4%)
   810,000   General Electric Co. ........       73,710,000
                                             --------------

             Communications Equipment (6.5%)
   155,400   Alcatel Alsthom (France).....       31,569,832
   738,500   Alcatel Alsthom (ADR)
              (France)....................       30,047,719

NUMBER OF
  SHARES                                         VALUE
-----------------------------------------------------------


 1,570,000   Ascend Communications,
              Inc.*.......................   $   77,715,000
   300,000   CIENA Corp.*.................       20,850,000
   600,000   Cisco Systems, Inc.*.........       55,237,500
   118,000   Glenayre Technologies,
              Inc.*.......................        1,268,500
   400,000   Loral Space & Communications
              Ltd.*.......................       11,300,000
   775,000   Lucent Technologies Inc. ....       64,470,312
   395,000   Nokia Corp. (ADR) (Class A)
              (Finland)...................       28,662,187
    92,800   Northern Telecom Ltd.
              (Canada)....................        5,266,400
   135,000   Tellabs, Inc.*...............        9,660,937
                                             --------------
                                                336,048,387
                                             --------------
             Computer Hardware (0.9%)
   500,000   Dell Computer Corp.*.........       46,375,000
                                             --------------

             Computer Software (5.5%)
   740,000   BMC Software, Inc.*..........       38,433,750
   251,000   CBT Group Public Limited Co.
              (ADR) (Ireland)*............       13,428,500
   900,000   Computer Associates
              International, Inc. ........       50,006,250
   625,000   Compuware Corp.*.............       31,914,062
   700,000   Legato Systems, Inc.*........       27,300,000
   700,000   Microsoft Corp.*.............       75,862,500
   675,000   Platinum Technology, Inc.*...       19,279,687
   158,000   Software AG Systems, Inc.*...        4,621,500
   535,000   Veritas Software Corp.*......       22,102,187
                                             --------------
                                                282,948,436
                                             --------------
             Construction (1.6%)
   400,000   Masco Corp. .................       24,200,000
 1,000,000   Maytag Corp. ................       49,375,000

   150,000   Whirlpool Corp. .............       10,312,500
                                             --------------
                                                 83,887,500
                                             --------------
             Consumer - Noncyclical (3.4%)
   544,700   Clorox Co. ..................       51,950,762
   300,000   Colgate-Palmolive Co. .......       26,400,000
    85,850   Groupe Danone (France).......       23,617,782
     5,440   Nestle S.A. (Registered)
              (Switzerland)...............       11,624,911
   245,000   Procter & Gamble Co. ........       22,310,312
   440,000   Rubbermaid, Inc. ............       14,602,500
   600,000   Seagram Co. Ltd. (Canada)....       24,562,500
                                             --------------
                                                175,068,767
                                             --------------

                       See Notes to Financial Statements

Morgan Stanley Dean Witter American Value Fund

Portfolio of Investments June 30, 1998 (unaudited) continued


NUMBER OF
  SHARES                                         VALUE
-----------------------------------------------------------

             Consumer Business Services (2.6%)
   235,800   Apollo Group, Inc. (Class
              A)*.........................   $    7,796,138
   520,000   Automatic Data Processing,
              Inc. .......................       37,895,000
   300,000   Gartner Group, Inc. (Class
              A)*.........................       10,481,250
   609,300   Paychex, Inc. ...............       24,752,813
   600,000   Snyder Communications,
              Inc.*.......................       26,400,000
   575,000   U.S.A. Waste Services,
              Inc.*.......................       28,390,625
                                             --------------
                                                135,715,826
                                             --------------
             Consumer Products (5.5%)
   900,600   CVS Corp. ...................       35,067,113
 1,361,000   Fred Meyer, Inc.*............       57,842,500
 1,100,000   Kroger Co.*..................       47,162,500
 1,110,000   Rite Aid Corp. ..............       41,694,375
 1,401,000   Safeway, Inc.*...............       57,003,188
 1,020,000   Walgreen Co. ................       42,138,750
                                             --------------
                                                280,908,426
                                             --------------
             Drugs (8.0%)
   500,000   ALZA Corp.*..................       21,625,000
   670,000   American Home Products
              Corp. ......................       34,672,500
   540,000   Bristol-Myers Squibb Co. ....       62,066,250
 1,280,000   Forest Laboratories, Inc.*...       45,760,000
   405,000   Lilly (Eli) & Co. ...........       26,755,313
   375,000   Merck & Co., Inc. ...........       50,156,250
   430,000   Pfizer, Inc. ................       46,735,625
   620,000   Schering-Plough Corp. .......       56,807,500
   940,000   Warner-Lambert Co. ..........       65,212,500
                                             --------------
                                                409,790,938
                                             --------------
             Energy (1.1%)
   180,000   Camco International Inc. ....       14,017,500
    84,085   Coflexip, S.A. (ADR)
              (France)....................        5,129,185
   180,000   Cooper Cameron Corp.*........        9,180,000
   600,000   Global Industries Ltd.*......       10,087,500
   200,000   Halliburton Co. .............        8,912,500

   115,000   Schlumberger Ltd. ...........        7,855,938
                                             --------------
                                                 55,182,623
                                             --------------
             Entertainment (1.1%)
 1,081,000   Electronic Arts Inc.*........       58,374,000
                                             --------------
             Financial - Miscellaneous (6.3%)
   410,000   American Express Co. ........       46,740,000
   710,000   Amvescap PLC (United
              Kingdom)....................        6,925,961

NUMBER OF
  SHARES                                         VALUE
-----------------------------------------------------------


   328,701   Associates First Capital
              Corp. (Class A).............   $   25,268,889
   454,050   Edwards (A.G.), Inc. ........       19,382,259
   600,000   Fannie Mae...................       36,450,000
   758,700   Freddie Mac..................       35,706,319
   500,000   Hambrecht & Quist Group*.....       18,156,250
   335,000   Lehman Brothers Holdings,
              Inc. .......................       25,983,438
   441,500   Merrill Lynch & Co., Inc. ...       40,728,375
   600,000   Paine Webber Group, Inc. ....       25,725,000
   525,000   Providian Financial Corp. ...       41,245,313
                                             --------------
                                                322,311,804
                                             --------------
             Healthcare Products & Services (2.5%)
 1,344,000   HBO & Co. ...................       47,376,000
   960,000   Health Management Associates,
              Inc. (Class A)*.............       32,100,000
   400,000   Healthsouth Corp.*...........       10,675,000
 1,114,796   Total Renal Care Holdings,
              Inc.*.......................       38,460,462
                                             --------------
                                                128,611,462
                                             --------------
             Insurance (3.7%)
   700,000   Equitable Companies, Inc. ...       52,456,250
   200,000   Hartford Financial Services
              Group Inc. .................       22,875,000
   200,205   Marsh & McLennan Companies,
              Inc. .......................       12,099,890
   182,900   Nationwide Financial
              Services, Inc. (Class A)....        9,327,900
   300,000   ReliaStar Financial Corp. ...       14,400,000
   560,000   SunAmerica Inc. .............       32,165,000
   125,000   Torchmark Corp. .............        5,718,750
   640,000   Travelers Group, Inc. .......       38,800,000
                                             --------------
                                                187,842,790
                                             --------------
             Internet (4.4%)

   380,000   Amazon.com, Inc.*............       37,881,250
   685,000   America Online, Inc..........       72,610,000
   300,000   At Home Corp. (Series A)*....       14,175,000
   150,000   Inktomi Corp.*...............        5,943,750
   650,000   Intuit Inc.*.................       39,812,500
   143,100   Preview Travel, lnc.*........        4,892,231
   325,000   Yahoo! Inc.*.................       51,146,875
                                             --------------
                                                226,461,606
                                             --------------
             Media Group (6.5%)
 1,105,000   CBS Corp. ...................       35,083,750
 1,010,000   Chancellor Media Corp.*......       50,121,250

                       See Notes to Financial Statements

Morgan Stanley Dean Witter American Value Fund

Portfolio of Investments June 30, 1998 (unaudited) continued


NUMBER OF
  SHARES                                         VALUE
-----------------------------------------------------------

   480,000   Clear Channel Communications,
              Inc.*.......................   $   52,380,000
   438,000   Jacor Communications,
              Inc.*.......................       25,842,000
 1,205,000   News Corp., Ltd. (ADR)
              (Australia).................       38,710,625
 1,462,500   Outdoor Systems, Inc.*.......       40,950,000
   623,100   Univision Communications,
              Inc. (Class A)*.............       23,210,475
   600,000   USA Networks, Inc.*..........       15,075,000
   865,000   Viacom, Inc. (Class B)*......       50,386,250
    53,800   Young & Rubicam, Inc.*.......        1,721,600
                                             --------------
                                                333,480,950
                                             --------------
             Medical Supplies (1.7%)
   330,000   Becton, Dickinson & Co. .....       25,616,250
   230,000   Boston Scientific Corp.*.....       16,473,750
   350,900   Medtronic, Inc. .............       22,369,875
   285,300   Sofamor Danek Group, Inc.*...       24,696,281
                                             --------------
                                                 89,156,156
                                             --------------
             Restaurants (2.5%)
   766,700   Brinker International,
              Inc.*.......................       14,758,975
   495,000   Cracker Barrell Old Country
              Store, Inc. ................       15,716,250
   500,000   McDonald's Corp. ............       34,500,000
   700,000   Outback Steakhouse, Inc.*....       27,256,250
   650,000   Starbucks Corp.*.............       34,693,750
                                             --------------
                                                126,925,225
                                             --------------
             Retail (10.4%)
   362,595   Abercrombie & Fitch Co.
              (Class A)*..................       15,954,180
   401,000   Barnes & Noble, Inc.*........       15,012,438
   955,000   Costco Companies, Inc.*......       60,224,688
 1,200,000   Dayton Hudson Corp. .........       58,200,000
   150,000   Dollar General Corp. ........        5,934,375
   300,000   Dollar Tree Stores, Inc.*....       12,150,000
   700,000   Family Dollar Stores,
              Inc. .......................       12,950,000
   700,000   Gap, Inc. (The)..............       43,137,500
   200,000   Hasbro, Inc. ................        7,862,500

   645,000   Home Depot, Inc. ............       53,575,313
 2,250,000   Kmart Corp.*.................       43,312,500
 1,360,000   Limited (The), Inc. .........       45,050,000
 1,600,000   Lowe's Companies, Inc. ......       64,900,000

NUMBER OF
  SHARES                                         VALUE
-----------------------------------------------------------


   512,500   Proffitt's, Inc.*............   $   20,692,188
 1,000,000   TJX Companies, Inc. .........       24,125,000
   810,000   Wal-Mart Stores, Inc. .......       49,207,500
                                             --------------
                                                532,288,182
                                             --------------
             Telecommunications (1.0%)
   650,000   AirTouch Communications,
              Inc.*.......................       37,984,375
    73,000   ICG Communications, Inc.*....        2,664,500
   211,500   Intermedia Communications
              Inc.*.......................        8,856,563
                                             --------------
                                                 49,505,438
                                             --------------
             Transportation (0.4%)
   760,000   Southwest Airlines Co. ......       22,515,535
                                             --------------

             TOTAL COMMON STOCKS
             (Identified Cost
             $3,613,569,234)..............    4,478,883,930
                                             --------------


PRINCIPAL
AMOUNT IN
THOUSANDS
----------

             U.S. GOVERNMENT OBLIGATIONS
              (9.3%)
$  161,000   U.S. Treasury Strip 0.00% due
              05/15/19....................       48,747,580
   188,000   U.S. Treasury Strip 0.00% due
              11/15/19....................       55,319,000
   200,000   U.S. Treasury Strip 0.00% due
              05/15/20....................       57,160,000
   262,000   U.S. Treasury Strip 0.00% due
              02/15/21....................       71,730,360
   190,600   U.S. Treasury Strip 0.00% due
              05/15/21....................       51,446,752
   163,400   U.S. Treasury Strip 0.00% due
              08/15/21....................       43,474,204
   142,500   U.S. Treasury Bond 6.125% due
              11/15/27....................      152,541,975
                                             --------------

             TOTAL U.S. GOVERNMENT
              OBLIGATIONS (Identified Cost
              $467,523,889)...............      480,419,871
                                             --------------

                       See Notes to Financial Statements

Morgan Stanley Dean Witter American Value Fund

Portfolio of Investments June 30, 1998 (unaudited) continued


PRINCIPAL
AMOUNT IN
THOUSANDS                                        VALUE
-----------------------------------------------------------

             SHORT-TERM INVESTMENTS (3.8%)
             U.S. GOVERNMENT AGENCY (a) (3.4%)
$  177,000   Federal Home Loan Mortgage
              Corp. 5.85% due 07/01/98
              (Amortized Cost
              $177,000,000)...............      177,000,000
                                             --------------

             REPURCHASE AGREEMENT (0.4%)
    18,127   The Bank of New York 5.50%
              due 07/01/98 (dated
              06/30/98, proceeds
              $18,129,401)(b) (Identified
              Cost $18,126,632)...........       18,126,632
                                             --------------

             TOTAL SHORT-TERM INVESTMENTS
             (Identified Cost $195,126,632)...  195,126,632
                                             --------------
                                             $5,154,430,433
TOTAL INVESTMENTS
(Identified Cost $4,276,219,755)
(c)................................ 100.4%

                                                (21,075,206)
LIABILITIES IN EXCESS OF
OTHER ASSETS........................ (0.4)
                                      ----   --------------

                                             $5,133,355,227
NET ASSETS......................... 100.0%
                                      ----   ==============
                                      ----

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $18,270,720 U.S. Treasury Note 5.50% due 03/31/03 valued at $18,489,164.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $909,533,339 and the aggregate gross unrealized depreciation is $31,322,661, resulting in net unrealized appreciation of $878,210,678.

                       See Notes to Financial Statements

Morgan Stanley Dean Witter American Value Fund

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1998 (unaudited)
ASSETS:
Investments in securities, at value
 (identified cost $4,276,219,755)...........................  $5,154,430,433
Receivable for:
    Shares of beneficial interest sold......................      12,815,151
    Dividends...............................................       1,594,192
    Interest................................................       1,117,505
    Foreign withholding taxes reclaimed.....................         539,649
Prepaid expenses and other assets...........................         318,255
                                                              --------------
    TOTAL ASSETS............................................   5,170,815,185
                                                              --------------
LIABILITIES:
Payable for:
    Investments purchased...................................      22,716,294
    Shares of beneficial interest repurchased...............       8,130,738
    Plan of distribution fee................................       3,189,460
    Investment management fee...............................       2,081,111
    Distributions to shareholders...........................       1,105,084
Accrued expenses and other payables.........................         237,271
                                                              --------------
    TOTAL LIABILITIES.......................................      37,459,958
                                                              --------------
    NET ASSETS..............................................  $5,133,355,227
                                                              ==============
COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................  $3,794,135,486
Net unrealized appreciation.................................     878,207,908
Accumulated net investment loss.............................      (4,962,481)
Accumulated undistributed net realized gain.................     465,974,314
                                                              --------------
    NET ASSETS..............................................  $5,133,355,227
                                                              ==============
CLASS A SHARES:
Net Assets..................................................     $51,570,679
Shares Outstanding (unlimited authorized, $.01 par value)...       1,502,188
    NET ASSET VALUE PER SHARE...............................          $34.33
                                                              ==============
    MAXIMUM OFFERING PRICE PER SHARE,
     (net asset value plus 5.54% of net asset value)........          $36.23
                                                              ==============
CLASS B SHARES:
Net Assets..................................................  $4,979,373,633
Shares Outstanding (unlimited authorized, $.01 par value)...     145,855,301
    NET ASSET VALUE PER SHARE...............................          $34.14
                                                              ==============
CLASS C SHARES:
Net Assets..................................................     $29,060,117
Shares Outstanding (unlimited authorized, $.01 par value)...         852,912

    NET ASSET VALUE PER SHARE...............................          $34.07
                                                              ==============
CLASS D SHARES:
Net Assets..................................................     $73,350,798
Shares Outstanding (unlimited authorized, $.01 par value)...       2,131,401
    NET ASSET VALUE PER SHARE...............................          $34.41
                                                              ==============

        See Notes to Financial Statements

Morgan Stanley Dean Witter American Value Fund

STATEMENT OF OPERATIONS
For the six months ended June 30, 1998 (unaudited) NET INVESTMENT INCOME:
INCOME
Dividends (net of $541,538 foreign withholding tax).........  $ 14,685,560
Interest....................................................    11,521,603
                                                              ------------

    TOTAL INCOME............................................    26,207,163
                                                              ------------

EXPENSES
Plan of distribution fee (Class A shares)...................        37,490
Plan of distribution fee (Class B shares)...................    17,128,054
Plan of distribution fee (Class C shares)...................        95,530
Investment management fee...................................    11,192,065
Transfer agent fees and expenses............................     2,183,305
Registration fees...........................................       170,723
Custodian fees..............................................       141,112
Shareholder reports and notices.............................       124,909
Professional fees...........................................        28,496
Trustees' fees and expenses.................................        10,056
Other.......................................................        15,874
                                                              ------------

    TOTAL EXPENSES..........................................    31,127,614
                                                              ------------

    NET INVESTMENT LOSS.....................................    (4,920,451)
                                                              ------------

NET REALIZED AND UNREALIZED GAIN:
Net realized gain...........................................   487,141,683
Net change in unrealized appreciation.......................   357,182,317
                                                              ------------

    NET GAIN................................................   844,324,000
                                                              ------------

NET INCREASE................................................  $839,403,549
                                                              ============

        See Notes to Financial Statements

Morgan Stanley Dean Witter American Value Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                      FOR THE SIX        FOR THE YEAR
                                                      MONTHS ENDED          ENDED
                                                     JUNE 30, 1998    DECEMBER 31, 1997*
----------------------------------------------------------------------------------------
                                                      (unaudited)

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss................................  $   (4,920,451)    $  (11,954,379)
Net realized gain..................................     487,141,683        738,335,473
Net change in unrealized appreciation..............     357,182,317        251,384,827
                                                     --------------     --------------

    NET INCREASE...................................     839,403,549        977,765,921
                                                     --------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED
GAIN:
Class A shares.....................................      (1,562,807)        (1,747,209)
Class B shares.....................................    (169,191,735)      (680,450,520)
Class C shares.....................................        (951,647)        (1,454,608)
Class D shares.....................................      (2,441,072)        (6,581,680)
                                                     --------------     --------------

    TOTAL DISTRIBUTIONS............................    (174,147,261)      (690,234,017)
                                                     --------------     --------------

Net increase from transactions in shares of
 beneficial interest...............................     312,207,439        769,509,113
                                                     --------------     --------------


    NET INCREASE...................................     977,463,727      1,057,041,017
NET ASSETS:
Beginning of period................................   4,155,891,500      3,098,850,483
                                                     --------------     --------------

    END OF PERIOD
    (Including net investment losses of $4,962,481
    and $42,030, respectively).....................  $5,133,355,227     $4,155,891,500
                                                     ==============     ==============

---------------
* Class A, Class C and Class D shares were issued July 28, 1997.

        See Notes to Financial Statements

Morgan Stanley Dean Witter American Value Fund

Notes to Financial Statements June 30, 1998 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter American Value Fund (the "Fund"), formerly Dean Witter American Value Fund, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is capital growth consistent with an effort to reduce volatility. The Fund seeks to achieve its objective by investing in a diversified portfolio of securities consisting principally of common stocks. The Fund was incorporated in Maryland in 1979, commenced operations on March 27, 1980 and was reorganized as a Massachusetts business trust on April 30, 1987. On July 28, 1997, the Fund commenced offering three additional classes of shares, with the then current shares, other than shares which were purchased prior to April 30, 1984 (and with respect to such shares, certain shares acquired through reinvestment of dividends and capital gains distributions (collectively the "Old Shares")), designated as Class B shares. The Old Shares have been designated Class D shares.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase, some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), formerly Dean Witter InterCapital Inc., that sale or bid

Morgan Stanley Dean Witter American Value Fund

Notes to Financial Statements June 30, 1998 (unaudited) continued

prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and
(4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

Morgan Stanley Dean Witter American Value Fund

Notes to Financial Statements June 30, 1998 (unaudited) continued

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager, the Fund pays a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.625% to the portion of daily net assets not exceeding $250 million; 0.50% to the portion of daily net assets exceeding $250 million but not exceeding $2.5 billion; 0.475% to the portion of daily net assets exceeding $2.5 billion but not exceeding $3.5 billion and 0.45% of the portion of daily net assets in excess of $3.5 billion but not exceeding 4.5 billion. Effective May 1, 1998, the Agreement was amended to reduce the annual rate to 0.425% of the portion of daily net assets in excess of $4.5 billion.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the shares or who service

Morgan Stanley Dean Witter American Value Fund

Notes to Financial Statements June 30, 1998 (unaudited) continued

shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $75,785,615 at June 30, 1998.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the six months ended June 30, 1998, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.24% and 1.0%, respectively.

The Distributor has informed the Fund that for six months ended June 30, 1998, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $47, $2,238,741 and $17,315, respectively and received $192,188 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

Morgan Stanley Dean Witter American Value Fund

Notes to Financial Statements June 30, 1998 (unaudited) continued

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended June 30, 1998, aggregated $5,632,336,181 and $5,467,849,046, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $573,978,399 and $502,919,566, respectively.

For the six months ended June 30, 1998, the Fund incurred $6,085 in brokerage commissions with DWR for portfolio transactions executed on behalf of the Fund.

For the six months ended June 30, 1998, the Fund incurred brokerage commissions of $1,068,841 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended June 30, 1998 included in Trustees' fees and expenses in the Statement of Operations amounted to $2,978. At June 30, 1998, the Fund had an accrued pension liability of $42,638 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. FEDERAL INCOME TAX STATUS

As of December 31, 1997, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales.

Morgan Stanley Dean Witter American Value Fund

Notes to Financial Statements June 30, 1998 (unaudited) continued

6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                        FOR THE                       FOR THE
                                                                     MONTHS ENDED                   YEAR ENDED
                                                                     JUNE 30, 1998              DECEMBER 31, 1997+*
                                                              ---------------------------   ---------------------------
                                                                      (unaudited)
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              -----------   -------------   -----------   -------------
CLASS A SHARES
Sold........................................................    1,068,848   $  34,746,336       539,039   $  17,439,944
Reinvestment of distributions...............................       45,230       1,517,920        57,321       1,665,172
Redeemed....................................................     (147,264)     (4,873,324)      (60,986)     (2,023,896)
                                                              -----------   -------------   -----------   -------------
Net increase - Class A......................................      966,814      31,390,932       535,374      17,081,220
                                                              -----------   -------------   -----------   -------------
CLASS B SHARES
Sold........................................................   16,462,197     530,585,984    26,893,089     818,085,006
Reinvestment of distributions...............................    4,799,633     160,211,773    22,224,675     644,669,591
Redeemed....................................................  (13,592,094)   (438,904,655)  (24,498,814)   (739,128,498)
                                                              -----------   -------------   -----------   -------------
Net increase - Class B......................................    7,669,736     251,893,102    24,618,950     723,626,099
                                                              -----------   -------------   -----------   -------------
CLASS C SHARES
Sold........................................................      652,679      21,176,322       387,776      12,691,589
Reinvestment of distributions...............................       27,004         899,491        46,319       1,340,948


Redeemed....................................................     (240,638)     (7,822,473)      (20,228)       (667,646)
                                                              -----------   -------------   -----------   -------------
Net increase - Class C......................................      439,045      14,253,340       413,867      13,364,891
                                                              -----------   -------------   -----------   -------------
CLASS D SHARES
Sold........................................................      492,523      15,954,274       332,349      10,839,979
Reinvestment of distributions...............................       65,618       2,207,382       208,632       6,067,022
Redeemed....................................................     (106,576)     (3,491,591)      (45,049)     (1,470,098)
                                                              -----------   -------------   -----------   -------------
Net increase - Class D......................................      451,565      14,670,065       495,932      15,436,903
                                                              -----------   -------------   -----------   -------------
Net increase in Fund........................................    9,527,160   $ 312,207,439    26,064,123   $ 769,509,113
                                                              ===========   =============   ===========   =============

---------------------
 + On July 28, 1997 1,183,904 shares representing $37,731,024 were transferred to Class D.
 * For Class A, C and D shares, for the period July 28, 1997 (issue date) through December 31, 1997.

Morgan Stanley Dean Witter American Value Fund

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                             FOR THE SIX               FOR THE YEAR ENDED DECEMBER 31,
                                                            MONTHS ENDED     ----------------------------------------------------
                                                           JUNE 30, 1998++   1997*++      1996       1995       1994       1993
---------------------------------------------------------------------------------------------------------------------------------
                                                             (unaudited)
CLASS B SHARES

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period.....................       $29.51         $27.01     $27.16    $21.21     $23.10     $20.93
                                                                ------         ------     ------    ------     ------     ------
Net investment income (loss).............................        (0.04)         (0.10)     (0.08)     0.01         --      (0.09)
Net realized and unrealized gain (loss)..................         5.87           8.34       2.86      8.87      (1.57)      3.94
                                                                ------         ------     ------    ------     ------     ------
Total from investment operations.........................         5.83           8.24       2.78      8.88      (1.57)      3.85
                                                                ------         ------     ------    ------     ------     ------
Less dividends and distributions from:
 Net investment income...................................           --             --      (0.01)       --         --      (0.01)
 Net realized gain.......................................        (1.20)         (5.74)     (2.92)    (2.93)     (0.32)     (1.67)
                                                                ------         ------     ------    ------     ------     ------
Total dividends and distributions........................        (1.20)         (5.74)     (2.93)    (2.93)     (0.32)     (1.68)
                                                                ------         ------     ------    ------     ------     ------
Net asset value, end of period...........................       $34.14         $29.51     $27.01    $27.16     $21.21     $23.10
                                                                ======         ======     ======    ======     ======     ======


TOTAL INVESTMENT RETURN+.................................        19.86%(1)      31.55%     10.53%    42.20%     (6.75)%    18.70%

RATIOS TO AVERAGE NET ASSETS:
Expenses.................................................         1.37%(2)       1.46%      1.53%     1.61%      1.71%      1.61%

Net investment income (loss).............................        (0.23)%(2)     (0.34)%    (0.33)%    0.06%      0.01%     (0.59)%

SUPPLEMENTAL DATA:
Net assets, end of period, in millions...................       $4,979         $4,078     $3,099    $2,389     $1,490     $1,218

Portfolio turnover rate..................................          125%(1)        275%       279%      256%       295%       276%

---------------------
 * Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date, other than shares which were purchased prior to April 30, 1984 (and with respect to such shares, certain shares acquired through reinvestment of dividends and capital gains distributions (collectively the "Old Shares")), have been designated Class B shares. The Old Shares have been designated Class D shares.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.

                       See Notes to Financial Statements

Morgan Stanley Dean Witter American Value Fund

                                                                                  FOR THE PERIOD
                                                                FOR THE SIX       JULY 28, 1997*
                                                               MONTHS ENDED           THROUGH
                                                              JUNE 30, 1998++   DECEMBER 31, 1997++
---------------------------------------------------------------------------------------------------
                                                                (unaudited)

CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................        $29.59             $31.87
                                                                    ------             ------
Net investment income.......................................          0.05               0.05
Net realized and unrealized gain............................          5.89               2.32
                                                                    ------             ------
Total from investment operations............................          5.94               2.37
                                                                    ------             ------
Less distributions from net realized gain...................         (1.20)             (4.65)
                                                                    ------             ------
Net asset value, end of period..............................        $34.33             $29.59
                                                                    ======             ======
TOTAL INVESTMENT RETURN+....................................         20.17%(1)           7.70%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................          0.85%(2)           0.92%(2)
Net investment income.......................................          0.32%(2)           0.38%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................       $51,571            $15,844
Portfolio turnover rate.....................................           125%(1)            275%


CLASS C SHARES

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................        $29.49             $31.87
                                                                    ------             ------
Net investment loss.........................................         (0.07)             (0.05)
Net realized and unrealized gain............................          5.85               2.32
                                                                    ------             ------
Total from investment operations............................          5.78               2.27
                                                                    ------             ------
Less distributions from net realized gain...................         (1.20)             (4.65)
                                                                    ------             ------
Net asset value, end of period..............................        $34.07             $29.49
                                                                    ======             ======
TOTAL INVESTMENT RETURN+....................................         19.70%(1)           7.39%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................          1.61%(2)           1.66%(2)
Net investment loss.........................................         (0.44)%(2)         (0.36)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................       $29,060            $12,204
Portfolio turnover rate.....................................           125%(1)            275%

---------------------
 *  The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized

                       See Notes to Financial Statements

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn                                            MORGAN STANLEY
John R. Haire                                            DEAN WITTER
Wayne E. Hedien                                          AMERICAN
Dr. Manuel H. Johnson                                    VALUE FUND
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Anita H. Kolleeny
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB                     [PHOTO]
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048


The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


SEMIANNUAL REPORT                                        JUNE 30, 1998

              PROSPECTUS
              JANUARY 29, 1998

              Dean Witter Capital Appreciation Fund (the "Fund") is an open-end, diversified management investment company whose investment objective is long-term capital appreciation. The Fund seeks to meet its investment objective by investing primarily in the common stocks of U.S. companies that, in the opinion of the Investment Manager, offer the potential for either superior earnings growth and/or appear to be undervalued. Current income is not an objective of the Fund. (See "Investment Objective and Policies.")

               The Fund offers four classes of shares (each, a "Class"), each with a different combination of sales charges, ongoing fees and other features. The different distribution arrangements permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. (See "Purchase of Fund Shares--Alternative Purchase Arrangements.")

               This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated January 29, 1998, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.

     DEAN WITTER DISTRIBUTORS INC.
      DISTRIBUTOR

      TABLE OF CONTENTS

Prospectus Summary/2
Summary of Fund Expenses/4
Financial Highlights/6
The Fund and its Management/9
Investment Objective and Policies/9
  Risk Considerations/11
Investment Restrictions/17
Purchase of Fund Shares/18
Shareholder Services/29
Redemptions and Repurchases/32
Dividends, Distributions and Taxes/33
Performance Information/34
Additional Information/34

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    Dean Witter
    Capital Appreciation Fund
    Two World Trade Center
    New York, New York 10048
    (212) 392-2550 or
    (800) 869-NEWS (toll-free)

PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

The                 The Fund is organized as a Trust, commonly known as a Massachusetts business trust, and is an open-end,
Fund                diversified management investment company. The Fund invests primarily in the common stocks of U.S. companies that, in the opinion of the Investment Manager, offer the potential for either superior earnings growth and/or appear to be undervalued. Current income is not an objective of the Fund.
------------------------------------------------------------------------------------------------------------------------------------
Shares Offered      Shares of beneficial interest with $.01 par value (see page 34). The Fund offers four Classes of shares, each with a different combination of sales charges, ongoing fees and other features (see pages 18-28).
------------------------------------------------------------------------------------------------------------------------------------
Minimum             The minimum initial investment for each Class is $1,000 ($100 if the account is opened through EasyInvest-SM-).
Purchase            Class D shares are only available to persons investing $5 million ($25 million for certain qualified plans) or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million (or
                    $25 million) investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares and shares of funds for which Dean Witter
                    InterCapital Inc. serves as investment manager ("Dean Witter Funds") that are sold with a front-end sales charge, and concurrent investments in Class D shares of the Fund and other Dean Witter Funds that are multiple class funds, will be aggregated. The minimum subsequent investment is $100 (see page 18).
------------------------------------------------------------------------------------------------------------------------------------
Investment          The investment objective of the Fund is long-term capital appreciation (see page 9).
Objective
------------------------------------------------------------------------------------------------------------------------------------
Investment          Dean Witter InterCapital Inc., the Investment Manager of the Fund, and its wholly-owned subsidiary, Dean Witter
Manager             Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 103 investment companies and other portfolios with net assets under management of approximately
                    $102.9 billion at December 31, 1997 (see page 9).
------------------------------------------------------------------------------------------------------------------------------------
Management          The Investment Manager receives a monthly fee at the annual rate of 0.75% of the portion of daily net assets not
Fee                 exceeding $500 million; and 0.725% of the portion of daily net assets exceeding $500 million (see page 9).
------------------------------------------------------------------------------------------------------------------------------------
Distributor and     Dean Witter Distributors Inc. (the "Distributor"). The Fund has adopted a distribution plan pursuant to Rule
Distribution Fee    12b-1 under the Investment Company Act (the "12b-1 Plan") with respect to the distribution fees paid by the
                    Class A, Class B and Class C shares of the Fund to the Distributor. The entire 12b-1 fee payable by Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the Class are currently each characterized as a service fee within the meaning of the National Association of
                    Securities Dealers, Inc. guidelines. The remaining portion of the 12b-1 fee, if any, is characterized as an asset-based sales charge (see pages 18 and 27).
------------------------------------------------------------------------------------------------------------------------------------
Alternative         Four classes of shares are offered:
Purchase
Arrangements        o Class A shares are offered with a front-end sales charge, starting at 5.25% and reduced for larger purchases.
                    Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charge at the time of purchase but a contingent deferred sales charge ("CDSC") of 1.0% may be imposed on redemptions within one year of purchase. The Fund is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the Fund's Class A shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 0.25% of average daily net assets of the Class (see pages 18, 21 and 27).

                    o Class B shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC
                    (scaled down from 5.0% to 1.0%) if redeemed within six years after purchase. The CDSC will be

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments made during the six years preceding the redemption. A different CDSC schedule applies to investments by certain qualified plans. Class B shares are also subject to a 12b-1 fee assessed at the annual rate of 1.0% of the lesser of: (a) the average daily net sales of the Fund's Class B shares or (b) the average daily net assets of Class B. All shares of the
                    Fund held prior to July 28, 1997 have been designated Class B shares. Shares held before May 1, 1997 will convert to Class A shares in May, 2007. In all other instances, Class B shares convert to Class A shares approximately ten years after the date of the original purchase (see pages 18, 23 and 27).

                    o Class C shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC of
                    1.0% if redeemed within one year after purchase. The Fund is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the Fund's Class C shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 1.0% of average daily net assets of the Class (see pages 18, 26 and 27).

                    o Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for certain qualified plans) and to certain other limited categories of investors. Class D shares are offered without a front-end sales charge or CDSC and are not subject to any 12b-1 fee (see pages 18, 26 and 27).
------------------------------------------------------------------------------------------------------------------------------------
Redemption          Shares are redeemable by the shareholder at net asset value less any applicable CDSC on Class A, Class B or
                    Class C shares. An account may be involuntarily redeemed if the total value of the account is less than $100, or, if the account was opened through EasyInvest-SM-, if after twelve months the shareholder has invested less than $1,000 in the account (see page 32).
------------------------------------------------------------------------------------------------------------------------------------
Dividends and       Dividends from net investment income are paid quarterly and distributions from net capital gains, if any, are
Capital Gains       paid at least annually. The Fund may, however, determine to retain all or part of any net long-term capital
Distributions       gains in any year for reinvestment. Dividends and capital gains distributions paid on shares of a Class are automatically reinvested in additional shares of the same Class at net asset value unless the shareholder elects to receive cash. Shares acquired by dividend and distribution reinvestment will not be subject to any sales charge or CDSC (see pages 29 and 33).
------------------------------------------------------------------------------------------------------------------------------------
Risks               The net asset value of the Fund's shares will fluctuate with changes in the market value of its portfolio securities. The market value of the Fund's portfolio securities will increase or decrease due to a variety of economic, market or political factors which cannot be predicted. The Fund is intended for long-term investors who can accept the risks involved in seeking long-term capital appreciation through the investment primarily in the securities of companies that offer the potential for either superior earnings growth and/or appear to be undervalued. In selecting investments for the Fund, the Investment Manager has no general criteria as to a company's asset size, earnings or industry type. It should be recognized that investing in such companies involves greater risk than is customarily associated with investing in more established companies. The Fund may invest in the securities of foreign issuers which entails additional risks. The Fund may also invest in futures and options which may be considered speculative in nature and may involve greater risks than those customarily assumed by other investment companies which do not invest in such instruments. An investment in shares of the
                    Fund should not be considered a complete investment program and is not appropriate for all investors. Investors should carefully consider their ability to assume these risks and the risks outlined under the heading "Risk
                    Considerations," before making an investment in the Fund (see pages 11-16).

--------------------------------------------------------------------------------

  The above is qualified in its entirety by the detailed information appearing elsewhere in the Prospectus and in the Statement of Additional
                                  Information.

SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

    The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are based on the expenses and fees for the fiscal year ended November 30, 1997.

                                                                                   CLASS A    CLASS B    CLASS C    CLASS D
                                                                                  ---------   -------   ---------   -------
Shareholder Transaction Expenses
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)...   5.25%(1)    None      None        None
Sales Charge Imposed on Dividend Reinvestments..................................   None        None      None        None
Maximum Contingent Deferred Sales Charge (as a percentage of original purchase
  price or redemption proceeds).................................................   None(2)     5.00%(3)  1.00%(4)    None
Redemption Fees.................................................................   None        None      None        None
Exchange Fee....................................................................   None        None      None        None
Annual Fund Operating Expenses (as a percentage of average net assets)
--------------------------------------------------------------------------------
Management Fees.................................................................   0.75%       0.75%     0.75%       0.75%
12b-1 Fees (5) (6)..............................................................   0.25%       1.00%     1.00%       None
Other Expenses..................................................................   0.25%       0.25%     0.25%       0.25%
Total Fund Operating Expenses (7)...............................................   1.25%       2.00%     2.00%       1.00%

------------
(1) Reduced for purchases of $25,000 and over (see "Purchase of Fund Shares--Initial Sales Charge Alternative--Class A Shares").

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a CDSC of 1.00% that will be imposed on redemptions made within one year after purchase, except for certain specific circumstances (see "Purchase of Fund Shares--Initial Sales Charge Alternative--Class A Shares").

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter.

(4) Only applicable to redemptions made within one year after purchase (see "Purchase of Fund Shares--Level Load Alternative--Class C Shares").

(5) The 12b-1 fee is accrued daily and payable monthly. The entire 12b-1 fee payable by Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the Class are currently each characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines and are payments made for personal service and/or maintenance of shareholder accounts. The remainder of the 12b-1 fee, if any, is an asset-based sales charge, and is a distribution fee paid to the Distributor to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of the Fund's shares (see "Purchase of Fund Shares--Plan of Distribution").

(6) Upon conversion of Class B shares to Class A shares, such shares will be subject to the lower 12b-1 fee applicable to Class A shares. No sales charge is imposed at the time of conversion of Class B shares to Class A shares. Class C shares do not have a conversion feature and, therefore, are subject to an ongoing 1.00% distribution fee (see "Purchase of Fund Shares--Alternative Purchase Arrangements").

(7) There were no outstanding shares of Class A, Class C or Class D prior to July 28, 1997. Accordingly, "Total Fund Operating Expenses," as shown above with respect to those Classes, are estimates based upon the sum of 12b-1 Fees, Management Fees and estimated "Other Expenses."

--------------------------------------------------------------------------------

                                                               3        5        10
Examples                                            1 Year   Years    Years    Years
--------------------------------------------------  ------   ------   ------   ------
You would pay the following expenses on a $1,000
 investment assuming (1) a 5% annual return and
 (2) redemption at the end of each time period:
    Class A.......................................   $65      $90      $118     $196
    Class B.......................................   $70      $93      $128     $233
    Class C.......................................   $30      $63      $108     $233
    Class D.......................................   $10      $32      $55      $123

You would pay the following expenses on the same
 $1,000 investment assuming no redemption at the
 end of the period:
    Class A.......................................   $65      $90      $118     $196
    Class B.......................................   $20      $63      $108     $233
    Class C.......................................   $20      $63      $108     $233
    Class D.......................................   $10      $32      $55      $123

    THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF EACH CLASS MAY BE GREATER OR LESS THAN THOSE SHOWN.

    The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management," "Purchase of Fund Shares--Plan of Distribution" and "Redemptions and Repurchases."

    Long-term shareholders of Class B and Class C may pay more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, notes thereto and the unqualified report of independent accountants which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.

                                             For the Year Ended    For the period
                                                November 30,      October 27, 1995*
                                            --------------------       through
CLASS B SHARES                              1997**++      1996    November 30, 1995
                                            --------    --------  -----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....      $12.99      $10.53      $10.00
                                            --------    --------    --------
  Net investment loss...................       (0.24)      (0.15)      (0.01)
  Net realized and unrealized gain......        1.47        2.61        0.54
                                            --------    --------    --------
  Total from investment operations......        1.23        2.46        0.53
                                            --------    --------    --------
  Net asset value, end of period........      $14.22      $12.99      $10.53
                                            --------    --------    --------
                                            --------    --------    --------

TOTAL INVESTMENT RETURN+................       9.47%      23.36%       5.30%(1)

RATIOS TO AVERAGE NET ASSETS:
  Expenses..............................       2.00%       2.00%       2.87%(2)
  Net investment loss...................     (1.79)%     (1.72)%     (0.79)%(2)

SUPPLEMENTAL DATA:
  Net assets, end of period, in
   thousands............................    $365,484    $310,809    $102,009
  Portfolio turnover rate...............        184%        108%          7%(1)
  Average commission rate paid..........     $0.0570     $0.0570          --

-------------
 * Commencement of operations.

** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the fund held prior to that date have been designated Class B shares.

 ++ The per share amounts were computed using an average number of shares outstanding during the period.

 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Not annualized.

(2) Annualized.

--------------------------------------------------------------------------------

                                                                         For the period
                                                                         July 28, 1997*
                                                                             through
                                                                          November 30,
CLASS A SHARES                                                               1997++
                                                                        -----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................  $    14.34
                                                                           -------
Net investment loss...................................................       (0.06)
Net realized and unrealized loss......................................       (0.02)
                                                                           -------
Total from investment operations......................................       (0.08)
                                                                           -------
Net asset value, end of period........................................  $    14.26
                                                                           -------
                                                                           -------
TOTAL INVESTMENT RETURN+..............................................       (0.56)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................        1.27%(2)
Net investment loss...................................................       (1.08)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................        $345
Portfolio turnover rate...............................................         184%(1)
Average commission rate paid..........................................     $0.0570

CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................  $    14.34
                                                                           -------
Net investment loss...................................................       (0.09)
Net realized and unrealized loss......................................       (0.03)
                                                                           -------
Total from investment operations......................................       (0.12)
                                                                           -------
Net asset value, end of period........................................  $    14.22
                                                                           -------
                                                                           -------
TOTAL INVESTMENT RETURN+..............................................       (0.84)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................        2.03%(2)
Net investment loss...................................................       (1.82)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................      $1,288
Portfolio turnover rate...............................................         184%(1)
Average commission rate paid..........................................     $0.0570

-------------
 *  The date shares were first issued.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net Asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.

--------------------------------------------------------------------------------

                                                                         For the period
                                                                         July 28, 1997*
                                                                            through
                                                                          November 30,
CLASS D SHARES                                                               1997++
                                                                        ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $ 14.34
                                                                            -------
Net investment loss...................................................        (0.04)
Net realized and unrealized loss......................................        (0.03)
                                                                            -------
Total from investment operations......................................        (0.07)
                                                                            -------
Net asset value, end of period........................................      $ 14.27
                                                                            -------
                                                                            -------

TOTAL INVESTMENT RETURN+..............................................        (0.49)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         1.01%(2)
Net investment loss...................................................        (0.82)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................         $136
Portfolio turnover rate...............................................          184%(1)
Average commission rate paid..........................................      $0.0570

-------------
 *  The date shares were first issued.

 ++ The per share amounts were computed using an average number of shares outstanding during the period.

 + Calculated based on the net asset value as of the last business day of the period.

(1) Not annualized.

(2) Annualized.

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

    Dean Witter Capital Appreciation Fund (the "Fund") is an open-end, diversified, management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of The Commonwealth of Massachusetts on July 31, 1995.

    Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

    InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 103 investment companies, 29 of which are listed on the New York Stock Exchange, with combined assets of approximately $98.9 billion at December 31, 1997. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $4 billion at such date.

    The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. InterCapital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services for the Fund.

    The Fund's Trustees review the various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

    As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated by applying the annual rate of 0.75% to the Fund's net assets not exceeding $500 million and 0.725% to the Fund's net assets exceeding $500 million. This fee is greater than that paid by most other investment companies. For the fiscal year ended November 30, 1997, the Fund accrued total compensation to the Investment Manager amounting to 0.75% of the Fund's average net assets and the total expenses of Class B amounted to 2.00% of the average daily net assets of Class B. Shares of Class A, Class C and Class D were first issued on July 28, 1997. The expenses of the Fund include: the fee of the Investment Manager; the fee pursuant to the Plan of Distribution (see "Purchase of Fund Shares"); taxes; transfer agent, custodian and auditing fees; certain legal fees; and printing and other expenses relating to the Fund's operations which are not expressly assumed by the Investment Manager under its Investment Management Agreement with the Fund.

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

    The investment objective of the Fund is long-term capital appreciation. The objective is a fundamental policy of the Fund and may not be changed without shareholder approval. There is no assurance that the objective will be achieved.

    The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its total assets in the common stocks of U.S. companies that, in the opinion of the Investment Manager, offer the potential for either superior earnings growth and/or appear to be undervalued.

    The Investment Manager will base the selection of stocks for the Fund's portfolio on research and analysis, taking into account, among other factors, a company's price/earnings ratio (that is whether the current stock price appears undervalued in relation to earnings, projected cash flow, or asset value per share; or the price-to-earnings ratio is attractive relative to the company's underlying earnings growth rate), growth in sales, market-to-book ratio, the quality of a company's balance sheet, sales-per-share and profitability in order to determine whether the current market valuation is less than the Investment Manager's view of a company's intrinsic value. Also, when reviewing investments for selection, the Investment Manager will consider the following characteristics of a company: capable management; attractive business niches; pricing flexibility; sound financial and accounting practices and a demonstrated ability or prospects to consistently grow revenues, earnings and cash flow. Stocks may also be selected on the basis of whether the Investment Manager believes that the potential exists for some catalyst (such as increased investor attention, asset sales, a new product/innovation, or a change in management) to cause the stock's price to rise. Such factors are part of the Investment Manager's overall investment selection process.

    The Investment Manager has no general criteria as to asset size, earnings or industry type which would make an investment unsuitable for purchase by the Fund. In addition, since the Investment Manager is seeking investments in companies whose securities may appear to be undervalued, there is no limitation on the stock price of any particular investment. However, as a result of the selection process, which focuses on fundamentals in relation to prices, such review of investments will include companies with low-priced stocks. In this category are large companies with low-priced stocks (so called "fallen angels") which, in the opinion of the Investment Manager, may appear to be undervalued because they are overlooked by many investors; may not be closely followed through investment research and/or their prices may reflect pessimism about the companies' (and/or their industries') outlook. Such companies, by virtue of their stock price, may be takeover candidates. Low-priced stocks are also associated with smaller companies whose securities' value may reflect a discount because of smaller size and lack of research coverage, emerging growth companies and private companies undergoing their initial public offering. The Fund will invest in companies of all sizes. For a discussion of the risks of investing in the securities of such companies, see "Risk Considerations" below.

    Consequently, the Fund looks for quality businesses with an investment outlook based upon a mix of growth potential, financial strength and fundamental value. The focus on price and fundamentals sets the Fund apart from pure "growth" or pure "value" funds. The Fund's holdings will be widely diversified by industry and company and under most circumstances, at the time of initial purchase, the average position will be less than 1.5% of the Fund's net assets.

    In addition to U.S. common stock, up to 35% of the Fund's total assets may be invested in debt or preferred equity securities convertible into or exchangeable for equity securities, rights and warrants, when considered by the Investment Manager to be consistent with the Fund's investment objective. (For a discussion of the risks of investing in each of these securities, see "Risk Considerations" below.)

    The Fund may also invest in other debt securities without regard to quality or rating, if in the opinion of the Investment Manager such securities meet the investment criteria of the Fund. The Fund will not purchase a non-investment grade debt security (or junk bond) if, immediately after such purchase, the Fund would have more than 5% of its total assets invested in such securities.

    The Fund may invest up to 10% of its assets in foreign securities, including non-dollar denominated securities traded outside of the U.S. and U.S. dollar-denominated securities such as ADRs. (For a discussion of the risks of investing in foreign securities, see "Risk Considerations" below.)

    There may be periods during which, in the opinion of the Investment Manager, market conditions warrant a reduction of some or all of the Fund's securities holdings. During such periods, the Fund may adopt a temporary "defensive" posture in which greater than 35% of its total assets are invested in money market instruments or cash, including obligations issued or guaranteed as to principal or interest by the United States Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of $1 billion or more, and short-term commercial paper of corporations organized under the laws of any state or political subdivision of the United States.

    The securities in which the Fund invests may or may not be listed on a national stock exchange, but if they are not so listed, will generally have an established over-the-counter market.

RISK CONSIDERATIONS

    Given the investment risks described below, an investment in shares of the Fund should not be considered a complete investment program and is not appropriate for all investors. Investors should carefully consider their ability to assume these risks before making an investment in the Fund.

    The net asset value of the Fund's shares will fluctuate with changes in the market value of its portfolio securities. The market value of the Fund's portfolio securities will increase or decrease due to a variety of economic, market or political factors which cannot be predicted. The Fund is intended for long-term investors who can accept the risks involved in seeking long-term capital appreciation through the investment primarily in the securities of companies that offer the potential for either superior earnings growth and/or appear to be undervalued. In selecting investments for the Fund, the Investment Manager has no general criteria as to a company's asset size, earnings or industry type. It should be recognized that investing in such companies involves greater risk than is customarily associated with investing in more established companies.

    The Fund may invest in securities of companies that are not well known to the investing public or followed by many securities analysts, with the result that there may be less publicly available information concerning such securities. Also, these securities may be more volatile in price and have lower trading volumes. In addition, while companies in which the Fund may invest often have sales and earnings growth rates which may exceed those of large companies and may be reflected in more rapid share price appreciation, such companies may have limited operating histories, product lines, markets or financial resources and they may be dependent upon one-person management. These companies may be subject to intense competition from larger companies. The securities of such companies may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of larger companies or in the market averages in general. In the case of securities of large companies with lower-priced stock (the so-called "fallen angels"), the risk associated with such investment is that the price may continue to fall.

    Rights and Warrants. The Fund may acquire rights and/or warrants which are attached to other securities in its portfolio, or which are issued as a distribution by the issuer of a security held in its portfolio. Rights and/or warrants are, in effect, options to purchase equity securities at a specific price, generally valid for a specific period of time, and have no voting rights, pay no dividends and have no rights with respect to the corporation issuing them.

    Convertible Securities. The Fund may acquire, through purchase or a distribution by the issuer of a security held in its portfolio, a fixed-income security which is convertible into common stock of the issuer. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

    To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A portion of the convertible securities in which the Fund may invest may be unrated or, if rated, rated below investment grade by a nationally recognized statistical rating organization.

    Foreign Securities. The Fund may invest up to 10% of its total assets in foreign securities. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Fluctuations in the relative rates of exchange between the currencies of different nations will affect the value of the Fund's investments denominated in foreign currency. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and thereby impact upon the Fund's total return on such assets.

    Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade. The foreign currency transactions of the Fund will be conducted on a spot basis or through forward foreign currency exchange contracts (described below). The Fund will incur certain costs in connection with these currency transactions.

    Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

    Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of the Fund's trades effected in such markets. As such, the inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments.

    Repurchase Agreements. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities, from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including the risks of default or bankruptcy of the selling financial institution, the Fund follows procedures to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and maintaining adequate collateralization.

    When-Issued and Delayed Delivery Securities and Forward Commitments. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

    When, As and If Issued Securities. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a "when, as and if issued" basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.

    Investment in Real Estate Investment Trusts. The Fund may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for the Fund to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in a real estate investment trust, the Fund would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own investment management fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in real estate investment trusts.

    Zero Coupon Securities. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

    A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

    Private Placements. The Fund may invest up to 5% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

    The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which under current policy may not exceed 10% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

    Options and Futures Transactions. The Fund may purchase and sell (write) call and put options on portfolio securities which are denominated in either U.S. dollars or foreign currencies and on the U.S. dollar and foreign currencies, which are or may in the future be listed on several U.S. and foreign securities exchanges or are written in over-the-counter transactions ("OTC options"). OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund.

    The Fund is permitted to write covered call options on portfolio securities and the U.S. dollar and foreign currencies, without limit, in order to hedge against the decline in the value of a security or currency in which such security is denominated and to close out long call option positions. The Fund may write covered put options, under which the Fund incurs an obligation to buy the security (or currency) underlying the option from the purchaser of the put at the option's exercise price at any time during the option period, at the purchaser's election.

    The Fund may purchase listed and OTC call and put options in amounts equalling up to 5% of its total assets. The Fund may purchase call options to close out a covered call position or to protect against an increase in the price of a security it anticipates purchasing or, in the case of call options on a foreign currency, to hedge against an adverse exchange rate change of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The Fund may purchase put options on securities which it holds in its portfolio to protect itself against a decline in the value of the security and to close out written put positions in a manner similar to call option closing purchase transactions. There are no other limits on the Fund's ability to purchase call and put options.

    The Fund may purchase and sell futures contracts that are currently traded, or may in the future be traded, on U.S. and foreign commodity exchanges on underlying portfolio securities, on any currency ("currency" futures), on U.S. and foreign fixed-income securities ("interest rate" futures) and on such indexes of U.S. or foreign equity or fixed-income securities as may exist or come into being ("index" futures). The Fund may purchase or sell interest rate futures contracts for the purpose of hedging some or all of the value of its portfolio securities (or anticipated portfolio securities) against changes in prevailing interest rates. The Fund may purchase or sell index futures contracts for the purpose of hedging some or all of its portfolio (or anticipated portfolio) securities against changes in their prices (or the currency in which they are denominated). As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

    The Fund also may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position.

    New futures contracts, options and other financial products and various combinations thereof continue to be developed. The Fund may invest in any such futures, options or products as may be developed, to the extent consistent with its investment objective and applicable regulatory requirements.

    The Fund may close out its position as writer of an option, or as a buyer or seller of a futures contract, only if a liquid secondary market exists for options or futures contracts of that series. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options may generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. Also, exchanges may limit the amount by which the price of many futures contracts may move on any day. If the price moves equal to the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

    While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk is that the Investment Manager or Sub-Adviser could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale. Another risk which will arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities, currencies and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the U.S. dollar cash prices of the Fund's portfolio securities and their denominated currencies. See the Statement of Additional Information for a further discussion of risks.

    Investment in Other Investment Vehicles. Under the Investment Company Act of 1940, as amended, the Fund generally may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company. The Fund may not own more than 3% of the outstanding voting stock of any investment company. Investment in foreign investment companies may be the sole or most practical means by which the Fund may participate in certain foreign securities markets, and investment in real estate investment trusts may be the most practical available means for the Fund to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in an investment company or real estate investment trust, the Fund would bear its ratable share of that entity's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own investment management fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in other investment companies and in real estate investment trusts.

    Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to certain notice provisions described in the Statement of Additional Information), and are at all times secured by cash or money market instruments, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will only be made to firms deemed by the Investment Manager to be creditworthy and when the income which can be earned from such loans justifies the attendant risks.

    Year 2000. The investment management services provided to the Fund by the Investment Manager and the services provided to shareholders by the Distributor and the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Investment Manager, the Distributor and the Transfer Agent have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time.

    For additional risk disclosure, please refer to the "Investment Objective and Policies" section of the Prospectus and to the "Investment Practices and Policies" section of the Statement of Additional Information.

PORTFOLIO MANAGEMENT

    The Fund's portfolio is actively managed by its Investment Manager with a view to achieving the Fund's investment objective. In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Investment Manager will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc. ("DWR"), Morgan Stanley & Co. Incorporated and other broker-dealer affiliates of InterCapital, the view of others regarding economic developments and interest rate trends, and the Investment Manager's own analysis of factors they deem relevant. The Fund's portfolio is managed within InterCapital's Growth Group, which manages 33 funds and fund portfolios, with approximately $14.5 billion in assets as of December 31, 1997. Ronald J. Worobel, Senior Vice President of InterCapital and a member of InterCapital's Growth Group, is the primary portfolio manager of the Fund and has been a portfolio manager at InterCapital for over five years.

    Personnel of the Investment Manager have substantial experience in the use of the investment techniques described above under the heading "Options and Futures Transactions," which techniques require skills different from those needed to select the portfolio securities underlying various options and futures contracts.

    Orders for transactions in portfolio securities and commodities may be placed for the Fund with a number of brokers and dealers, including DWR, Morgan Stanley & Co. Incorporated and other brokers and dealers that are affiliates of InterCapital. The Fund may incur brokerage commissions on transactions conducted through such affiliates. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR, a broker-dealer affiliate of the Investment Manager.

    Although the Fund does not intend to engage in short-term trading, it may sell portfolio securities without regard to the length of time they have been held when such sale will, in the opinion of the Investment Manager, contribute to the Fund's investment objective. It is not anticipated that the Fund's portfolio turnover rate will exceed 300% in any one year.

    The Fund will incur brokerage costs commensurate with its portfolio turnover rate. Short term gains and losses may result from such portfolio transactions. See "Dividends, Distributions and Taxes" for a discussion of the tax implications of the Fund's trading policy. A more extensive discussion of the Fund's portfolio brokerage policies is set forth in the Statement of Additional Information.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment, and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

    The Fund may not:

   1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities).

   2. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

   3. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation issued or guaranteed by the United States Government, its agencies or instrumentalities.

   4. The Fund may not, as to 75% of its total assets, purchase more than 10% of the voting securities of any issuer.

    Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

GENERAL

    The Fund offers each class of its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by DWR and other dealers who have entered into selected dealer agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

    The Fund offers four classes of shares (each, a "Class"). Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except for certain specific circumstances. Class B shares are sold without an initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) payable upon most redemptions within six years after purchase. (Class B shares purchased by certain qualified plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) Class C shares are sold without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase. Class D shares are sold without an initial sales charge or CDSC and are available only to investors meeting an initial investment minimum of $5 million, ($25 million for certain qualified plans), and to certain other limited categories of investors. At the discretion of the Board of Trustees of the Fund, Class A shares may be sold to categories of investors in addition to those set forth in this prospectus at net asset value without a front-end sales charge, and Class D shares may be sold to certain other categories of investors, in each case as may be described in the then current prospectus of the Fund. See "Alternative Purchase Arrangements-- Selecting a Particular Class" for a discussion of factors to consider in selecting which Class of shares to purchase.

    The minimum initial purchase is $1,000 for each Class of shares, although Class D shares are only available to persons investing $5 million ($25 million for certain qualified plans) or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million (or $25 million) initial investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares of the Fund and other Dean Witter Funds that are multiple class funds ("Dean Witter Multi-Class Funds") and shares of Dean Witter Funds sold with a front-end sales charge ("FSC Funds") and concurrent investments in Class D shares of the Fund and other Dean Witter Multi-Class Funds will be aggregated. Subsequent purchases of $100 or more may be made by sending a check, payable to Dean Witter Capital Appreciation Fund, directly to Dean Witter Trust FSB (the "Transfer Agent" or "DWT") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting an account executive of DWR or other Selected Broker-Dealer. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class D shares. If no Class is specified, the Transfer Agent will not process the transaction until the proper Class is identified.

    The minimum initial purchase in the case of investments through EasyInvest-SM-, an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months. The minimum initial purchase in the case of an "Education IRA" is $500, if the Distributor has reason to believe that additional investments will increase the investment in the account to $1,000 within three years. In the case of purchases pursuant to (i) Systematic

Payroll Deduction Plans (including Individual Retirement Plans), (ii) the InterCapital mutual fund asset allocation program and (iii) fee-based programs approved by the Distributor, pursuant to which participants pay an asset based fee for services in the nature of investment advisory or administrative services, the Fund, in its discretion, may accept such purchases without regard to any minimum amounts which would otherwise be required, provided in the case of Systematic Payroll Deduction Plans that the Distributor has reason to believe that additional investments will increase the amount of the purchase of shares in all accounts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent.

    Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive income dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such dividends and distributions. Sales personnel of a Selected Broker-Dealer are compensated for selling shares of the Fund at the time of their sale by the Distributor or any of its affiliates and/or the Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.

ALTERNATIVE PURCHASE ARRANGEMENTS

    The Fund offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class D shares, is offered only to limited categories of investors (see "No Load Alternative--Class D Shares" below).

    Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund except that Class A, Class B and Class C shares bear the expenses of the ongoing shareholder service fees, Class B and Class C shares bear the expenses of the ongoing distribution fees and Class A, Class B and Class C shares which are redeemed subject to a CDSC bear the expense of the additional incremental distribution costs resulting from the CDSC applicable to shares of those Classes. The ongoing distribution fees that are imposed on Class A, Class B and Class C shares will be imposed directly against those Classes and not against all assets of the Fund and, accordingly, such charges against one Class will not affect the net asset value of any other Class or have any impact on investors choosing another sales charge option. See "Plan of Distribution" and "Redemptions and Repurchases."

    Set forth below is a summary of the differences between the Classes and the factors an investor should consider when selecting a particular Class. This summary is qualified in its entirety by detailed discussion of each Class that follows this summary.

    Class A Shares. Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase, except for certain specific circumstances. Class A shares are also subject to a 12b-1 fee of up to 0.25% of the average daily net assets of the Class.

See "Initial Sales Charge Alternative--Class A Shares."

    Class B Shares. Class B shares are offered at net asset value with no initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years of purchase. (Class B shares purchased by certain qualified plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) This CDSC may be waived for certain redemptions. Class B shares are also subject to an annual 12b-1 fee of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. The Class B shares' distribution fee will cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares.

    After approximately ten (10) years, Class B shares will convert automatically to Class A shares of the Fund, based on the relative net asset values of the shares of the two Classes on the conversion date. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted at that time. See "Contingent Deferred Sales Charge Alternative--Class B Shares."

    Class C Shares. Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. This CDSC may be waived for certain redemptions. They are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class C shares. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. See "Level Load Alternative--Class C Shares."

    Class D Shares. Class D shares are available only to limited categories of investors (see "No Load Alternative--Class D Shares" below). Class D shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any 12b-1 fees. See "No Load Alternative--Class D Shares."

    Selecting a Particular Class. In deciding which Class of Fund shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:

    The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended length of his or her investment. Investors who prefer an initial sales charge alternative may elect to purchase Class A shares. Investors qualifying for significantly reduced or, in the case of purchases of $1 million or more, no initial sales charges may find Class A shares particularly attractive because similar sales charge reductions are not available with respect to Class B or Class C shares. Moreover, Class A shares are subject to lower ongoing expenses than are Class B or Class C shares over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional investment amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case.

    Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, although Class C shares are subject to a significantly lower CDSC upon redemptions, they do not, unlike Class B shares, convert into Class A shares after approximately ten years, and, therefore, are subject to an ongoing 12b-1 fee of 1.0% (rather than the 0.25% fee applicable to Class A shares) for an indefinite period of time. Thus, Class B shares may be more attractive than

Class C shares to investors with longer term investment outlooks. Other investors, however, may elect to purchase Class C shares if, for example, they determine that they do not wish to be subject to a front-end sales charge and they are uncertain as to the length of time they intend to hold their shares.

    For the purpose of meeting the $5 million (or $25 million) minimum investment amount for Class D shares, holdings of Class A shares in all Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount.

    Sales personnel may receive different compensation for selling each Class of shares. Investors should understand that the purpose of a CDSC is the same as that of the initial sales charge in that the sales charges applicable to each Class provide for the financing of the distribution of shares of that Class.

    Set forth below is a chart comparing the sales charge, 12b-1 fees and conversion options applicable to each Class of shares:

-----------------------------------------------------------
                                              CONVERSION
  CLASS       SALES CHARGE     12b-1 FEE       FEATURE
-----------------------------------------------------------
    A      Maximum 5.25%         0.25%            No
           initial sales
           charge reduced for
           purchases of
           $25,000 and over;
           shares sold
           without an initial
           sales charge
           generally subject
           to a 1.0% CDSC
           during first year.
-----------------------------------------------------------
    B      Maximum 5.0% CDSC      1.0%     B shares convert
           during the first                to A shares
           year decreasing to              automatically
           0 after six years               after
                                           approximately
                                           ten years
-----------------------------------------------------------
    C      1.0% CDSC during       1.0%            No
           first year
-----------------------------------------------------------
    D             None            None            No

    See "Purchase of Fund Shares" and "The Fund and its Management" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Determination of Net Asset Value," "Dividends, Distributions and Taxes" and "Shareholder Services--Exchange Privilege" for other differences between the Classes of shares.

INITIAL SALES CHARGE ALTERNATIVE--
CLASS A SHARES

    Class A shares are sold at net asset value plus an initial sales charge. In some cases, reduced sales charges may be available, as described below. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased), except for certain specific circumstances. The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed (i) in the circumstances set forth below in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class A shares, and (ii) in the circumstances identified in the section "Additional Net Asset Value Purchase Options" below. Class A shares are also subject to an annual 12b-1 fee of up to 0.25% of the average daily net assets of the Class.

    The offering price of Class A shares will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value" below), plus a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

                                          SALES CHARGE
                           ------------------------------------------
                              PERCENTAGE OF          APPROXIMATE
        AMOUNT OF            PUBLIC OFFERING    PERCENTAGE OF AMOUNT
   SINGLE TRANSACTION             PRICE               INVESTED
-------------------------  -------------------  ---------------------
Less than $25,000........           5.25%                 5.54%
$25,000 but less
     than $50,000........           4.75%                 4.99%
$50,000 but less
     than $100,000.......           4.00%                 4.17%
$100,000 but less
     than $250,000.......           3.00%                 3.09%
$250,000 but less
     than $1 million.....           2.00%                 2.04%
$1 million and over......              0                     0

    Upon notice to all Selected Broker-Dealers, the Distributor may reallow up to the full applicable sales charge as shown in the above schedule during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such Selected Broker-Dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

    The above schedule of sales charges is applicable to purchases in a single transaction by, among others: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his, her or their own accounts; (c) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Internal Revenue Code; (f) employee benefit plans qualified under Section 401 of the Internal Revenue Code of a single employer or of employers who are "affiliated persons" of each other within the meaning of
Section 2(a)(3)(c) of the Act; and for investments in Individual Retirement Accounts of employees of a single employer through Systematic Payroll Deduction plans; or (g) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.

    Combined Purchase Privilege. Investors may have the benefit of reduced sales charges in accordance with the above schedule by combining purchases of Class A shares of the Fund in single transactions with the purchase of Class A shares of other Dean Witter Multi-Class Funds and shares of FSC Funds. The sales charge payable on the purchase of the Class A shares of the Fund, the Class A shares of the other Dean Witter Multi-Class Funds and the shares of the FSC Funds will be at their respective rates applicable to the total amount of the combined concurrent purchases of such shares.

    Right of Accumulation. The above persons and entities may benefit from a reduction of the sales charges in accordance with the above schedule if the cumulative net asset value of Class A shares purchased in a single transaction, together with shares of the Fund and other Dean Witter Funds previously purchased at a price including a front-end sales charge (including shares of the Fund and other Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions), which are held at the time of such transaction, amounts to $25,000 or more. If such investor has a cumulative net asset value of shares of FSC Funds and Class A and Class D shares that together with the current investment amount, is equal to at least $5 million ($25 million for certain qualified plans), such investor is eligible to purchase Class D shares subject to the $1,000 minimum initial investment requirement of that Class of the Fund. See "No Load Alternative--Class D Shares" below.

    The Distributor must be notified by DWR or a Selected Broker-Dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Selected Broker-Dealer or the Transfer Agent fails to confirm the investor's represented holdings.

    Letter of Intent. The foregoing schedule of reduced sales charges will also be available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from DWR or other Selected Broker-Dealers. The cost of Class A shares of the Fund or shares of other Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the date of receipt by the Distributor of the Letter of Intent, or of Class A shares of the Fund or shares of other Dean Witter Funds acquired in exchange for shares of such funds purchased during such period at a price including a front-end sales charge, which are still owned by the shareholder, may also be included in determining the applicable reduction.

    Additional Net Asset Value Purchase Options. In addition to investments of $1 million or more, Class A shares also may be purchased at net asset value by the following:

    (1) trusts for which DWT, (an affiliate of the Investment Manager) provides discretionary trustee services;

    (2) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory or administrative services (such investments are subject to all of the terms and conditions of such programs, which may include termination fees, mandatory redemption upon termination and such other circumstances as specified in the programs' agreements, and restrictions on transferability of Fund shares);

    (3) employer-sponsored 401(k) and other plans qualified under Section 401(a) of the Internal Revenue Code ("Qualified Retirement Plans") with at least 200 eligible employees and for which DWT serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement;

    (4) Qualified Retirement Plans for which DWT serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees;

    (5) investors who are clients of a Dean Witter account executive who joined Dean Witter from another investment firm within six months prior to the date of purchase of Fund shares by such investors, if the shares are being purchased with the proceeds from a redemption of shares of an open-end proprietary mutual fund of the account executive's previous firm which imposed either a front-end or deferred sales charge, provided such purchase was made within sixty days after the redemption and the proceeds of the redemption had been maintained in the interim in cash or a money market fund; and

    (6) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund.

    No CDSC will be imposed on redemptions of shares purchased pursuant to paragraphs (1), (2) or (5), above.

    For further information concerning purchases of the Fund's shares, contact DWR or another Selected Broker-Dealer or consult the Statement of Additional Information.

CONTINGENT DEFERRED SALES CHARGE
ALTERNATIVE--CLASS B SHARES

    Class B shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Fund. A CDSC, however, will be imposed on most Class B shares redeemed within six years after purchase. The

CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments for Class B shares made during the six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) preceding the redemption. In addition, Class B shares are subject to an annual 12b-1 fee of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B.

    Except as noted below, Class B shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any CDSC upon redemption. Shares redeemed earlier than six years after purchase may, however, be subject to a CDSC which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the following table:

         YEAR SINCE PURCHASE            CDSC AS A PERCENTAGE
             PAYMENT MADE                OF AMOUNT REDEEMED
--------------------------------------  ---------------------
First.................................          5.0%
Second................................          4.0%
Third.................................          3.0%
Fourth................................          2.0%
Fifth.................................          2.0%
Sixth.................................          1.0%
Seventh and thereafter................          None

    In the case of Class B shares of the Fund purchased on or after July 28, 1997 by Qualified Retirement Plans for which DWT serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, shares held for three years or more after purchase (calculated as described in the paragraph above) will not be subject to any CDSC upon redemption. However, shares redeemed earlier than three years after purchase may be subject to a CDSC (calculated as described in the paragraph above), the percentage of which will depend on how long the shares have been held, as set forth in the following table:

         YEAR SINCE PURCHASE            CDSC AS A PERCENTAGE
             PAYMENT MADE                OF AMOUNT REDEEMED
--------------------------------------  ---------------------
First.................................          2.0%
Second................................          2.0%
Third.................................          1.0%
Fourth and thereafter.................          None

    CDSC Waivers. A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) preceding the redemption; (ii) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of FSC Funds or of other Dean Witter Funds acquired in exchange for such shares. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first.

    In addition, the CDSC, if otherwise applicable, will be waived in the case of:

    (1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (a) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and
his or her spouse as joint tenants with right of survivorship; or   (b) held in
a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

    (2) redemptions in connection with the following retirement plan
distributions:   (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (b) distributions from an IRA or 403(b) Custodial Account following attainment of
age 59 1/2; or   (c) a tax-free return of an excess contribution to an IRA; and

    (3) all redemptions of shares held for the benefit of a participant in a Qualified Retirement Plan which offers investment companies managed by the Investment Manager or its subsidiary, Dean Witter Services Company Inc., as self-directed investment alternatives and for which DWT serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written
Recordkeeping Services Agreement ("Eligible Plan"), provided that either:   (a)
the plan continues to be an Eligible Plan after the redemption; or (b) the redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants.

    With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.

    Conversion to Class A Shares. All shares of the Fund held prior to July 28, 1997 have been designated Class B shares. Shares held before May 1, 1997 will convert to Class A shares in May, 2007. In all other instances Class B shares will convert automatically to Class A shares, based on the relative net asset values of the shares of the two Classes on the conversion date, which will be approximately ten (10) years after the date of the original purchase. The ten year period is calculated from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange or a series of exchanges, from the last day of the month in which the original Class B shares were purchased, provided that shares originally purchased before May 1, 1997 will convert to Class A shares in May, 2007. The conversion of shares purchased on or after May 1, 1997 will take place in the month following the tenth anniversary of the purchase. There will also be converted at that time such proportion of Class B shares acquired through automatic reinvestment of dividends and distributions owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares purchased and owned by the shareholder. In the case of Class B shares held by a Qualified Retirement Plan to which DWT serves as DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the first shares of a Dean Witter Multi-Class Fund purchased by that plan. In the case of Class B shares previously exchanged for shares of an "Exchange Fund" (see "Shareholder Services-- Exchange Privilege"), the period of time the shares were held in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired) is excluded from the holding period for conversion. If those shares are subsequently re-exchanged for Class B shares of a Dean Witter Multi-Class Fund, the holding period resumes on the last day of the month in which Class B shares are reacquired.

    If a shareholder has received share certificates for Class B shares, such certificates must be delivered to the Transfer Agent at least one week prior to the date for conversion. Class B shares evidenced by share certificates that are not received by the Transfer Agent at least one week prior to any conversion date will be converted into Class A shares on the next scheduled conversion date after such certificates are received.

    Effectiveness of the conversion feature is subject to the continuing availability of a ruling of the Internal Revenue Service or an opinion of counsel that (i) the conversion of shares does not constitute a taxable event under the Internal Revenue Code, (ii) Class A shares received on conversion will have a basis equal to the shareholder's basis in the converted Class B shares immediately prior to the conversion, and (iii) Class A shares received on conversion will have a holding period that includes the holding period of the converted Class B shares. The conversion feature may be suspended if the ruling or opinion is no longer available. In such event, Class B shares would continue to be subject to Class B 12b-1 fees.

LEVEL LOAD ALTERNATIVE--CLASS C SHARES

    Class C shares are sold at net asset value next determined without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased). The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed in the circumstances set forth above in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class C shares. Class C shares are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to 12b-1 fees applicable to Class C shares for an indefinite period subject to annual approval by the Fund's Board of Trustees and regulatory limitations.

NO LOAD ALTERNATIVE--CLASS D SHARES

    Class D shares are offered without any sales charge on purchase or redemption and without any 12b-1 fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Qualified Retirement Plans for which DWT serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement) and the following categories of investors: (i) investors participating in the InterCapital mutual fund asset allocation program pursuant to which such persons pay an asset based fee; (ii) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory or administrative services (subject to all of the terms and conditions of such programs referred to in (i) and (ii) above, which may include termination fees, mandatory redemption upon termination and such other circumstances as specified in the programs agreements, and restrictions on transferability of Fund shares);
(iii) 401(k) plans established by DWR and SPS Transaction Services, Inc. (an affiliate of DWR) for their employees; (iv) certain Unit Investment Trusts sponsored by DWR; (v) certain other open-end investment companies whose shares are distributed by the Distributor; and (vi) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund. Investors who require a $5 million (or $25 million) minimum initial investment to qualify to purchase Class D shares may satisfy that requirement by investing that amount in a single transaction in Class D shares of the Fund and other Dean Witter Multi-Class Funds, subject to the $1,000 minimum initial investment required for that Class of the Fund. In addition, for the purpose of meeting the $5 million (or $25 million) minimum investment amount, holdings of

Class A shares in all Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount. If a shareholder redeems Class A shares and purchases Class D shares, such redemption may be a taxable event.

PLAN OF DISTRIBUTION

    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act with respect to the distribution of Class A, Class B and Class C shares of the Fund. In the case of Class A and Class C shares, the Plan provides that the Fund will reimburse the Distributor and others for the expenses of certain activities and services incurred by them specifically on behalf of those shares. Reimbursements for these expenses will be made in monthly payments by the Fund to the Distributor, which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively. In the case of Class B shares, the Plan provides that the Fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. The fee is treated by the Fund as an expense in the year it is accrued. In the case of Class A shares, the entire amount of the fee currently represents a service fee within the meaning of the NASD guidelines. In the case of Class B and Class C shares, a portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets of each of these Classes, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

    Additional amounts paid under the Plan in the case of Class B and Class C shares are paid to the Distributor for services provided and the expenses borne by the Distributor and others in the distribution of the shares of those Classes, including the payment of commissions for sales of the shares of those Classes and incentive compensation to and expenses of DWR's account executives and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan in the case of Class B shares to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

    For the fiscal year ended November 30, 1997, Class B shares of the Fund accrued payments under the Plan amounting to $3,434,993, which amount is equal to 1.00% of the average daily net assets of Class B for the fiscal year. These payments were calculated pursuant to clause (b) of the compensation formula under the Plan. All shares held prior to July 28, 1997 have been designated Class B shares. For the fiscal period July 28 through November 30, 1997, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $197 and $2,400, respectively, which amounts are equal to 0.25% and 1.00% of the average daily net assets of Class A and Class C, respectively, for such period.

    In the case of Class B shares, at any given time, the expenses in distributing Class B shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of CDSCs paid by investors upon the redemption of Class B shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that such excess amounts, including the carrying charge described above, totalled $12,299,293 at November 30, 1997, which was equal to 3.37% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan, and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

    In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to account executives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to account executives at the time of sale totalled $12,499 in the case of Class C at December 31, 1997, which amount was equal to 0.62% of the net assets of Class C on such date, and that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

DETERMINATION OF NET ASSET VALUE

    The net asset value per share is determined once daily at 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), by taking net assets of the Fund, dividing by the number of shares outstanding and adjusting to the nearest cent. The assets belonging to the Class A, Class B, Class C and Class D shares will be invested together in a single portfolio. The net asset value of each Class, however, will be determined separately by subtracting each Class's accrued expenses and liabilities. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

    In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other domestic or foreign stock exchange is valued at its latest sale price on that exchange, prior to the time assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange. Dividends receivable are accrued as of the ex-dividend date or as of the time that the relevant ex-dividend date and amounts become known.

    Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

    Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

    Automatic Investment of Dividends and Distributions. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund (or, if specified by the shareholder, in shares of any other open-end Dean Witter Fund), unless the shareholder requests that they be paid in cash. Shares as acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").

    Investment of Dividends and Distributions Received in Cash. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution in shares of the applicable Class at the net asset value per share next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC upon their redemption (see "Redemptions and Repurchases").

    EasyInvest-Sm-. Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, or following redemption of shares of a Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Redemptions and Repurchases--Involuntary Redemption").

    Systematic Withdrawal Plan. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly or quarterly amount.

    Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.

    Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about any of the above services.

    Tax-Sheltered Retirement Plans. Retirement plans are available for use by corporations, the self-employed, Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

    For further information regarding plan administration, custodial fees and other details, investors should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent.

EXCHANGE PRIVILEGE

    Shares of each Class may be exchanged for shares of the same Class of any other Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of the following funds: Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter funds which are money market funds (the "Exchange Funds"). Class A shares may also be exchanged for shares of Dean Witter Multi-State Municipal Series Trust and Dean Witter Hawaii Municipal Trust, which are Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Class B shares may also be exchanged for shares of Dean Witter Global Short-Term Income Fund Inc. ("Global Short-Term"), which is a Dean Witter Fund offered with a CDSC. Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

    An exchange to another Dean Witter Multi-Class Fund, any FSC Fund, Global Short-Term or any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following business day. Subsequent exchanges between any of the money market funds and any of the Dean Witter Multi-Class Funds, FSC Funds, Global Short-Term or any Exchange Fund that is not a money market fund can be effected on the same basis.

    No CDSC is imposed at the time of any exchange of shares, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time the shareholder remains in an Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently re-exchanged for shares of a Dean Witter Multi-Class Fund or shares of Global Short-Term, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a Dean Witter Multi-Class Fund or shares of Global Short-Term are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in shares of a Dean Witter Multi-Class Fund or in shares of Global Short-Term (see "Purchase of Fund Shares"). In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in shares of a FSC Fund. In the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees incurred on or after that date which are attributable to those shares. (Exchange Fund 12b-1 distribution fees are described in the prospectuses for those funds.) Class B shares of the Fund acquired in exchange for shares of Global

Short-Term or Class B shares of another Dean Witter Multi-Class Fund having a different CDSC schedule than that of this Fund will be subject to the higher CDSC schedule, even if such shares are subsequently re-exchanged for shares of the fund with the lower CDSC schedule.

    Additional Information Regarding Exchanges. Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/ or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in the margin account.

    The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement of each Class of shares and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

    If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free).

    The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

    Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m., New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange, who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone, should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Share-holders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the experience with the Dean Witter Funds in the past.

    Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about the Exchange Privilege.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------

    Redemption. Shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined less the amount of any applicable CDSC in the case of Class A, Class B or Class C shares (see "Purchase of Fund Shares"). If shares are held in a shareholder's account without a share certificate, a written request for redemption sent to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption, along with any additional information required by the Transfer Agent.

    Repurchase. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic or telegraphic request of the shareholder. The repurchase price is the net asset value next computed (see "Purchase of Fund Shares") after such repurchase order is received by DWR or other Selected Broker-Dealer, reduced by any applicable CDSC.

    The CDSC, if any, will be the only fee imposed by the Fund or the Distributor. The offer by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by the Distributor at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

    Payment for Shares Redeemed or Repurchased. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances; E.G., when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

    Reinstatement Privilege. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class from which such shares were redeemed or repurchased at their net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase.

    Involuntary Redemption. The Fund reserves the right to redeem, on sixty days' notice and at net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or Custodial Account under
Section 403(b)(7) of the Internal Revenue Code) whose shares due to redemptions by the shareholder have a value of less than $100 or such lesser amount as may be fixed by the Trustees or, in the case of an account opened through EasyInvest-SM-, if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow him or her sixty days to make an additional investment in an amount which will increase the value of his or her account to at least the applicable amount before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

    Dividends and Distributions. The Fund declares dividends separately for each Class of Shares and intends to pay quarterly income dividends and to distribute net short-term and net long-term capital gains, if any, at least once each year. The Fund may, however, determine either to distribute or to retain all or part of any long-term capital gains in any year for reinvestment.

    All dividends and any capital gains distributions will be paid in additional shares of the same Class and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends and/or distributions be paid in cash. Shares acquired by dividend and distribution reinvestments will not be subject to any front-end sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. Distributions paid on Class A and Class D shares will be higher than for Class B and Class C shares because distribution fees paid by Class B and Class C shares are higher. (See "Shareholder Services--Automatic Investment of Dividends and Distributions".)

    Taxes. Because the Fund intends to distribute all of its net investment income and net short-term capital gains to shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any Federal income tax on any such income and capital gains. Shareholders will normally have to pay Federal income taxes, and any state and local income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent they are derived from net investment income and net short-term capital gains, are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such payments in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed, for tax purposes, to have been received by the shareholder in the prior year.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction.

    The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources will, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments will not be taxable to shareholders.

    After the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes. Shareholders will also be notified of their proportionate share of long-term capital gains distributions that are eligible for a reduced rate of tax under the Taxpayer Relief Act of 1997.

    To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

    Dividends, interest and gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. If it qualifies for and makes the appropriate election with the Internal Revenue Service, the Fund will report annually to its shareholders the amount per share of such taxes to enable shareholders to claim United States foreign tax credits or deductions with respect to such taxes. In the absence of such an election, the Fund would deduct foreign tax in computing the amount of its distributable income.

    Shareholders should consult their tax advisers as to the applicability of the foregoing to their current situation.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    From time to time the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The total return of the Fund is based on historical earnings and is not intended to indicate future performance.

    The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in a Class of the Fund of $1,000 over periods of one, five and ten years, or over the life of the Fund, if less than any of the foregoing. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the applicable Class and all sales charges which would be incurred by shareholders, for the stated

periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

    In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, and year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of any sales charge which, if reflected, would reduce the performance quoted. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations such as mutual fund performance rankings of Lipper Analytical Services, Inc., the S&P Stock Index and the Dow Jones Industrial Average.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

    VOTING RIGHTS. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, as discussed herein, Class A, Class B and Class C bear the expenses related to the distribution of their respective shares.

    The Fund is not required to hold Annual Meetings of Shareholders and, in ordinary circumstances, the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances the Trustees may be removed by action of the Trustees or by the shareholders.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, in the opinion of Massachusetts counsel to the Fund, the risk to shareholders of personal liability is remote.

    Code of Ethics. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

    Master/Feeder Conversion. The Fund reserves the right to seek to achieve its investment objective by investing all of its investable assets in a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund.

    Shareholder Inquiries. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

Dean Witter
Capital Appreciation Fund
Two World Trade Center
New York, New York 10048

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer
Barry Fink
Vice President, Secretary and General Counsel
Ronald J. Worobel
Vice President
Thomas F. Caloia
Treasurer

CUSTODIAN

The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT

Dean Witter Trust FSB
Harborside Financial Center,
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.

DEAN WITTER
CAPITAL APPRECIATION
FUND

                               [PHOTO]
                                                  PROSPECTUS -- JANUARY 29, 1998

DEAN WITTER CAPITAL APPRECIATION FUND
LETTER TO THE SHAREHOLDERS NOVEMBER 30, 1997

                               TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048

DEAR SHAREHOLDER:

Small-cap stocks got off to a slow start during the first quarter of 1997. Inflationary concerns and fears of rising interest rates knocked the wind out of the sails of the growth sector as investors sought safety in larger, more liquid securities. Technology and biotechnology names particularly suffered as they tend to be on the higher end of the multiple spectrum, making them especially vulnerable during uncertain times. However, these concerns diminished in May and investors began to warm up to small caps. This was the first time over the trailing twelve-month period that we saw real signs of strength from this group. Small caps performed in line with the market through the summer and into the fall and then experienced the volatility commensurate with the larger indices due to the instability of the Far East. Investor concerns switched from containing inflation to absorbing deflation.

Current investor concerns include the impact that devalued foreign currencies and depressed foreign economies will have on U.S. companies. It has been encouraging to see the Dow recovering quickly as the market digests these factors. However, secondary and tertiary names have not rebounded as quickly. We hope to see this recovery broaden to these smaller companies in 1998.

PERFORMANCE AND PORTFOLIO

For the fiscal year ended November 30, 1997, the Fund's Class B shares produced a total return of 9.47 percent compared to 28.53 percent for the broad

-based Standard & Poor's 500 Composite Stock Price Index (S&P 500) and 16.82 percent for the Lipper Capital Appreciation Funds Index. The Fund's underperformance relative to these benchmarks is due to the fact that the Fund's portfolio has been overweighted in small-cap stocks while, during the period under review, investors have favored larger companies. We believe that the small-cap segment of the market remains undervalued and that, over the long term, the segment may offer greater growth potential than the broader market. The Fund has focused on small-cap stocks in the $5 to $25 price range with sound fundamentals, solid earnings momentum,

DEAN WITTER CAPITAL APPRECIATION FUND
LETTER TO THE SHAREHOLDERS NOVEMBER 30, 1997, CONTINUED

financial stability and management strength, but maintains the flexibility to seek opportunities across market capitalizations. The portfolio is diversified among many different industries.

The accompanying chart illustrates the performance of a $10,000 investment in the Fund from inception through the fiscal year ended November 30, 1997, versus the performance of similar hypothetical investments in the S&P 500 and the Lipper Capital Appreciation Funds Index.

LOOKING AHEAD

We continue to believe that the fundamental picture for small caps is bright. The domestic interest-rate environment remains benign, economic growth is moderate and current fiscal policy seems favorable. Many of these companies tend to benefit from a strong dollar as they often do not have the exposure to foreign currency weakness that the multinationals do. We continue to see companies with inherently high growth rates trading at severely discounted multiples. We believe that small caps are historically undervalued and that the Fund is well positioned to benefit when this sector rallies.

We appreciate your ongoing support of Dean Witter Capital Appreciation Fund and look forward to continuing to serve your investment needs.

Sincerely,

/s/ Charles A. Fiumefreddo
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



Growth of $10,000
-----------------
Class B
($ in Thousands)
Average Annual
Total Returns
                        Life of
1 Year                     Fund
9.47%(1)              18.30%(1)
4.47%(2)              17.11%(2)
                                                 Lipper
                           Fund  S&P 500 (4)        (5)
October 1995            $10,000      $10,000    $10,000
November 1995           $10,530      $10,485    $10,369
November 1996           $12,990      $13,407    $12,139
November 1997       $13,920 (3)      $17,232    $14,181


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.

(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable contingent deferred sales charge (CDSC) (1 year-5%, since inception-3%). See the Fund's current prospectus for complete details on fees and sales charges.
(3) Closing Value assuming a complete redemption on November 30, 1997.
(4) The Standard and Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(5) The Lipper Capital Appreciation Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Capital Appreciation Funds Objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

DEAN WITTER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS NOVEMBER 30, 1997

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (100.2%)
           ADVERTISING (0.1%)
  25,000   TMP Worldwide, Inc.*...................................................................  $    453,125
                                                                                                    ------------
           AEROSPACE & DEFENSE (0.9%)
 100,000   Kellstrom Industries, Inc.*............................................................     2,612,500
  30,000   Orbital Sciences Corp.*................................................................       768,750
                                                                                                    ------------
                                                                                                       3,381,250
                                                                                                    ------------
           AGRICULTURE (0.1%)
  20,000   Scheid Vineyards Inc. (Class A)*.......................................................       200,000
                                                                                                    ------------
           AGRICULTURE RELATED (0.3%)
  50,000   Agribiotech, Inc.*.....................................................................       493,750
 100,000   Cadiz Land Company, Inc.*..............................................................       718,750
                                                                                                    ------------
                                                                                                       1,212,500
                                                                                                    ------------
           ASSET MANAGEMENT (0.0%)
   5,000   MAXIMUS, Inc.*.........................................................................       120,625
                                                                                                    ------------
           AUTOMOTIVE (0.4%)
  28,900   Avis Rent-A-Car, Inc.*.................................................................       969,956
  31,600   Group 1 Automotive, Inc.*..............................................................       306,125
                                                                                                    ------------
                                                                                                       1,276,081
                                                                                                    ------------
           BANKING (0.0%)
   5,000   Net.B@nk, Inc.*........................................................................        55,625
                                                                                                    ------------
           BIOTECHNOLOGY (0.9%)
  30,000   ESC Medical Systems Ltd. (Israel)*.....................................................     1,072,500
  70,000   Osteotech, Inc.*.......................................................................     2,108,750
                                                                                                    ------------
                                                                                                       3,181,250
                                                                                                    ------------
           BUILDING & CONSTRUCTION (0.4%)
  40,000   Dycom Industries, Inc.*................................................................       900,000
  20,000   Hospitality Worldwide Services, Inc.*..................................................       240,000
  15,000   Schuff Steel Co.*......................................................................       165,000
     900   UNIFAB International, Inc.*............................................................        18,000
                                                                                                    ------------
                                                                                                       1,323,000
                                                                                                    ------------
           BUSINESS SERVICES (0.2%)
  30,000   Wackenhut Corrections Corp.*...........................................................       840,000
                                                                                                    ------------
           CEMENT (0.5%)
  80,000   Giant Cement Holding, Inc.*............................................................     1,930,000
                                                                                                    ------------
           CHEMICALS - SPECIALTY (0.1%)
  60,000   Eco Soil Systems, Inc.*................................................................       337,500
                                                                                                    ------------

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMERCIAL SERVICES (5.2%)
  80,000   Actrade International, Ltd.*...........................................................  $  2,290,000
  30,000   Administaff, Inc.*.....................................................................       667,500
  60,000   Billing Information Concepts Corp.*....................................................     2,670,000
  50,000   Caribiner International, Inc.*.........................................................     2,121,875
  50,000   Claremont Technology Group, Inc.*......................................................       900,000
  50,000   Complete Management, Inc.*.............................................................       831,250
  30,000   Crescent Operating, Inc.*..............................................................       498,750
  50,000   Grow Biz International, Inc.*..........................................................       600,000
  30,000   International Total Services, Inc.*....................................................       461,250
  30,000   Lason Holdings, Inc.*..................................................................       836,250
  10,000   Market Facts Inc.*.....................................................................       176,250
  65,000   May & Speh, Inc.*......................................................................       861,250
   5,300   Metro Information Services, Inc.*......................................................       135,150
  30,000   Personnel Group of America, Inc.*......................................................     1,096,875
  50,000   Primark Corp.*.........................................................................     1,693,750
  80,000   ProSoft I-Net Solutions Inc.*..........................................................       890,000
  40,000   Quebecor Printing, Inc. (Canada).......................................................       573,114
  50,000   Superior Services, Inc.*...............................................................     1,168,750
  30,000   Vestcom International, Inc.*...........................................................       592,500
                                                                                                    ------------
                                                                                                      19,064,514
                                                                                                    ------------
           COMMUNICATIONS - EQUIPMENT & SOFTWARE (0.2%)
  30,000   EXCEL Communications, Inc.*............................................................       705,000
                                                                                                    ------------
           COMMUNICATIONS - EQUIPMENT/MANUFACTURERS (0.3%)
  30,000   Bay Networks, Inc.*....................................................................       901,875
                                                                                                    ------------
           COMPUTER EQUIPMENT (0.8%)
  30,000   Kemet Corp.*...........................................................................       708,750
  45,000   RADCOM Ltd.*...........................................................................       348,750
  60,000   Splash Technology Holdings, Inc.*......................................................     1,920,000
                                                                                                    ------------
                                                                                                       2,977,500
                                                                                                    ------------
           COMPUTER SERVICES (1.0%)
  80,000   CheckFree Corp.*.......................................................................     2,085,000
  30,000   Data Systems Network Corp.*............................................................       345,000
  40,000   Procom Technology, Inc.*...............................................................       615,000
  40,000   SPR Inc.*..............................................................................       635,000
                                                                                                    ------------
                                                                                                       3,680,000
                                                                                                    ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS NOVEMBER 30, 1997, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMPUTER SOFTWARE (9.5%)
  25,000   Advantage Learning Systems, Inc.*......................................................  $    568,750
  60,000   Aladdin Knowledge Systems Ltd. (Israel)*...............................................       900,000
 100,000   Borland International, Inc.*...........................................................     1,000,000
  24,000   Box Hill Systems Corp.*................................................................       280,500
  50,000   Business Objects S.A. (ADR) (France)*..................................................       537,500
 100,000   Compuware Corp.*.......................................................................     3,493,750
  80,000   CyberMedia, Inc.*......................................................................     1,800,000
 100,000   Data Dimensions, Inc.*.................................................................     1,806,250
  50,000   DataMirror Corp. (Canada)*.............................................................       458,281
 100,000   Digi International Inc.*...............................................................     1,937,500
  60,000   Dr. Solomon's Group PLC (ADR) (United Kingdom)*........................................     2,085,000
   3,000   Great Plains Software, Inc.*...........................................................        67,500
  50,000   International Microcomputer Software, Inc.*............................................       787,500
  60,000   INTERSOLV, Inc.*.......................................................................       956,250
  50,000   InterVU Inc.*..........................................................................       493,750
   5,400   J.D. Edwards & Co.*....................................................................       184,275
  50,000   Kofax Image Products, Inc.*............................................................       425,000
  50,000   Landmark Systems Corp.*................................................................       350,000
  30,000   Learning Company, Inc.*................................................................       543,750
  50,000   LGS Group Inc. (Canada)................................................................       570,656
  40,000   MetaCreations Corp.*...................................................................       475,000
   3,600   MMC Networks Inc.*.....................................................................        62,325
  14,200   New Era of Networks, Inc.*.............................................................       181,050
  40,000   Open Text Corp. (Canada)*..............................................................       377,500
  50,000   Oshap Technologies, Ltd. (Israel)*.....................................................       434,375
  30,000   Pairgain Technologies, Inc.*...........................................................       706,875
  30,000   Peregrine Systems, Inc.*...............................................................       356,250
  20,000   Platinum Technology, Inc.*.............................................................       520,000
  12,000   QAD Inc.*..............................................................................       189,750
  30,000   Rainbow Technologies, Inc.*............................................................       720,000
  25,000   RealNetworks, Inc.*....................................................................       382,812
 110,000   Sapiens International Corp. (Israel)*..................................................       825,000
  90,000   Simulation Sciences, Inc.*.............................................................     1,620,000
  70,000   Symantec Corp.*........................................................................     1,750,000
  30,000   Symix Systems, Inc.*...................................................................       442,500
 130,000   System Software Associates, Inc.*......................................................     1,755,000
 100,000   Systems & Computer Technology Corp.*...................................................     4,650,000
  31,000   TSI International Software Ltd.*.......................................................       310,000
                                                                                                    ------------
                                                                                                      35,004,649
                                                                                                    ------------

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMPUTER SOFTWARE & SERVICES (8.6%)
  80,000   Analysts International Corp............................................................  $  3,780,000
  30,000   CCC Information Services Group, Inc.*..................................................       555,000
  30,000   Certicom Corp. (Canada)*...............................................................       821,745
  40,000   Check Point Software Technologies Ltd. (Israel)*.......................................     1,805,000
  40,000   Cylink Corp.*..........................................................................       440,000
  30,000   Documentum, Inc.*......................................................................       922,500
  50,000   Edify Corp.*...........................................................................       837,500
  45,000   Harbinger Corp.*.......................................................................     1,350,000
  90,000   Hyperion Software Corp.*...............................................................     3,875,625
  50,000   I2 Technologies, Inc.*.................................................................     2,256,250
  30,000   IDT Corp.*.............................................................................       645,000
  50,000   Infoseek Corp.*........................................................................       553,125
  30,000   JetForm Corp.*.........................................................................       459,375
  50,000   Keane, Inc.*...........................................................................     1,584,375
  80,000   Legato Systems, Inc.*..................................................................     3,040,000
  70,000   Lycos, Inc.*...........................................................................     2,135,000
  50,000   Netopia, Inc.*.........................................................................       325,000
  40,000   Olicom A/S (Denmark)*..................................................................     1,147,500
  60,000   PRI Automation, Inc.*..................................................................     2,040,000
  40,000   Secure Computing Corp.*................................................................       475,000
  90,000   Versant Object Technology Corp.*.......................................................     1,333,125
  60,000   Xylan Corp.*...........................................................................     1,226,250
                                                                                                    ------------
                                                                                                      31,607,370
                                                                                                    ------------
           COMPUTERS (1.2%)
  30,000   Lexmark International Group, Inc. (Class A)*...........................................       956,250
  40,000   MICROS Systems, Inc.*..................................................................     2,075,000
  30,000   Network Appliance, Inc.*...............................................................     1,511,250
                                                                                                    ------------
                                                                                                       4,542,500
                                                                                                    ------------
           COMPUTERS - SYSTEMS (0.8%)
  76,113   ATL Products, Inc.*....................................................................       861,028
  60,000   Tera Computer Co.*.....................................................................       900,000
  60,000   Unisys Corp.*..........................................................................       858,750
  20,000   Video Lottery Technologies, Inc.*......................................................       227,500
                                                                                                    ------------
                                                                                                       2,847,278
                                                                                                    ------------
           CONSUMER PRODUCTS (0.2%)
  30,000   Consolidated Cigar Holdings Inc. (Class A)*............................................       826,875
                                                                                                    ------------
           CONSUMER SERVICES (1.1%)
  60,000   AccuStaff, Inc.*.......................................................................     1,773,750
  70,000   AmeriTrade Holding Corp. (Class A)*....................................................     2,345,000
                                                                                                    ------------
                                                                                                       4,118,750
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS NOVEMBER 30, 1997, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           DATA PROCESSING (0.4%)
  20,000   Choicepoint Inc.*......................................................................  $    701,250
 100,000   Object Design, Inc.*...................................................................       937,500
                                                                                                    ------------
                                                                                                       1,638,750
                                                                                                    ------------
           DISTRIBUTION (0.5%)
   5,800   JLK Direct Distribution Inc. (Class A)*................................................       164,937
  60,000   VWR Scientific Products Corp.*.........................................................     1,593,749
                                                                                                    ------------
                                                                                                       1,758,686
                                                                                                    ------------
           DRUGS (0.5%)
  50,000   IDEC Pharmaceuticals Corp.*............................................................     1,746,875
                                                                                                    ------------
           EDUCATION (0.5%)
  10,100   Bright Horizons, Inc.*.................................................................       156,550
  82,700   Cornell Corrections, Inc.*.............................................................     1,447,250
  13,000   Education Management Corp.*............................................................       324,187
                                                                                                    ------------
                                                                                                       1,927,987
                                                                                                    ------------
           ELECTRONIC COMPONENTS (2.1%)
  30,000   ATMI Inc.*.............................................................................       963,750
  60,000   DII Group, Inc.*.......................................................................     1,342,500
  40,000   DSP Communications, Inc.*..............................................................       640,000
  78,100   EFTC Corp.*............................................................................     1,161,737
  30,000   Exar Corp.*............................................................................       746,250
  19,600   FARO Technologies, Inc.*...............................................................       240,100
  40,000   GenRad, Inc.*..........................................................................     1,062,500
  30,000   Ramtron International Corp.*...........................................................       193,125
  60,000   Windmere-Durable Holdings Inc..........................................................     1,447,500
                                                                                                    ------------
                                                                                                       7,797,462
                                                                                                    ------------
           ELECTRONICS (3.7%)
  40,000   Aeroflex Inc.*.........................................................................       342,500
  60,000   Analog Devices, Inc.*..................................................................     1,882,500
  19,000   Anaren Microwave, Inc.*................................................................       380,000
 110,000   Creative Technology Ltd. (Singapore)*..................................................     2,928,750
  30,000   DSP Group, Inc.*.......................................................................       975,000
  40,000   Faroudja, Inc.*........................................................................       275,000
  20,000   Flextronics International, Ltd.*.......................................................       800,000
 110,000   Kopin Corp.*...........................................................................     2,310,000
 100,000   Odetics, Inc. (Class A)*...............................................................       662,500
   8,700   OSI Systems, Inc.*.....................................................................       113,100
  30,000   Ultratech Stepper, Inc.*...............................................................       731,250
  50,000   Vitesse Semiconductor Corp.*...........................................................     2,225,000
                                                                                                    ------------
                                                                                                      13,625,600
                                                                                                    ------------

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           ELECTRONICS & ELECTRICAL (0.3%)
  35,000   Teradyne, Inc.*........................................................................  $  1,148,437
                                                                                                    ------------
           ELECTRONICS - SEMICONDUCTORS (0.7%)
  90,000   MRV Communications, Inc.*..............................................................     2,520,000
                                                                                                    ------------
           ELECTRONICS - SEMICONDUCTORS/COMPONENTS (1.0%)
  60,000   Kulicke & Soffa Industries, Inc.*......................................................     1,653,750
  60,000   Leitch Technology Corp. (Canada)*......................................................     1,580,278
  30,000   Supertex, Inc.*........................................................................       367,500
                                                                                                    ------------
                                                                                                       3,601,528
                                                                                                    ------------
           ENERGY (0.6%)
  30,000   Global Marine, Inc.*...................................................................       789,375
  80,000   KTI, Inc.*.............................................................................     1,270,000
                                                                                                    ------------
                                                                                                       2,059,375
                                                                                                    ------------
           ENTERTAINMENT (0.0%)
   9,600   N2K Inc.*..............................................................................       177,600
                                                                                                    ------------
           ENVIRONMENTAL (0.6%)
  60,000   Allied Waste Industries, Inc.*.........................................................     1,308,750
  90,000   ITEQ, Inc.*............................................................................     1,057,500
                                                                                                    ------------
                                                                                                       2,366,250
                                                                                                    ------------
           ENVIRONMENTAL CONTROL (0.8%)
  90,000   U.S.A Waste Services, Inc.*............................................................     2,975,625
                                                                                                    ------------
           EQUIPMENT (0.4%)
  30,000   EVI, Inc.*.............................................................................     1,543,125
                                                                                                    ------------
           FINANCE (0.5%)
  50,000   Franchise Mortgage Acceptance Co.*.....................................................       875,000
  76,500   New Century Financial Corp.*...........................................................     1,004,062
                                                                                                    ------------
                                                                                                       1,879,062
                                                                                                    ------------
           FINANCIAL SERVICES (0.2%)
  30,000   Doral Financial Corp...................................................................       641,250
                                                                                                    ------------
           FOOD PROCESSING (0.3%)
  30,000   Smithfield Foods, Inc.*................................................................     1,057,500
                                                                                                    ------------
           FOODS (0.2%)
  40,000   Foodmaker, Inc.*.......................................................................       620,000
                                                                                                    ------------
           FURNITURE (0.2%)
  25,900   Knoll, Inc.*...........................................................................       780,238
                                                                                                    ------------
           HEALTH & PERSONAL CARE (0.5%)
 109,000   Assisted Living Concepts, Inc.*........................................................     1,866,625
                                                                                                    ------------
           HEALTHCARE (0.2%)
  60,000   Bone Care International, Inc.*.........................................................       600,000
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS NOVEMBER 30, 1997, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           HEALTHCARE - DIVERSIFIED (0.5%)
  30,000   Healthsouth Corp.*.....................................................................  $    787,500
  23,460   Paragon Health Network, Inc.*..........................................................     1,216,988
                                                                                                    ------------
                                                                                                       2,004,488
                                                                                                    ------------
           HEALTHCARE - HMOs (0.2%)
  60,000   Specialty Care Network, Inc.*..........................................................       742,500
                                                                                                    ------------
           HOME BUILDING (0.2%)
  40,000   Kaufman & Broad Home Corp..............................................................       867,500
                                                                                                    ------------
           HOTELS/MOTELS (0.1%)
  31,600   Execustay Corp.*.......................................................................       300,200
                                                                                                    ------------
           HOUSEHOLD PRODUCTS (0.1%)
  10,000   Dial Corp..............................................................................       193,750
                                                                                                    ------------
           INTERNET (0.4%)
  18,000   Concentric Network Corp.*..............................................................       180,000
  30,000   Excite, Inc.*..........................................................................       768,750
   8,100   Network Solutions, Inc. (Class A)*.....................................................       128,588
  35,000   Preview Travel, Inc.*..................................................................       319,375
                                                                                                    ------------
                                                                                                       1,396,713
                                                                                                    ------------
           INVESTMENT COMPANIES (0.4%)
  22,400   Affiliated Managers Group, Inc.*.......................................................       560,000
  45,000   Consolidated Capital Corp.*............................................................       922,500
                                                                                                    ------------
                                                                                                       1,482,500
                                                                                                    ------------
           LEISURE (1.1%)
  40,000   American Coin Merchandising, Inc.*.....................................................       675,000
  28,900   Brass Eagle Inc.*......................................................................       334,156
  30,000   Signature Resorts, Inc.*...............................................................       806,250
  39,000   Silverleaf Resorts, Inc.*..............................................................       809,250
  34,500   Trendwest Resorts, Inc.*...............................................................       845,250
  20,000   Vistana, Inc.*.........................................................................       440,000
                                                                                                    ------------
                                                                                                       3,909,906
                                                                                                    ------------
           MACHINERY (2.1%)
 110,000   Chart Industries, Inc..................................................................     2,543,750
  40,000   MagneTek, Inc.*........................................................................       835,000
 140,000   National-Oilwell, Inc.*................................................................     4,436,250
                                                                                                    ------------
                                                                                                       7,815,000
                                                                                                    ------------
           MACHINERY - DIVERSIFIED (0.3%)
  50,400   Advanced Energy Industries, Inc.*......................................................       989,100
                                                                                                    ------------

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           MANUFACTURING (0.8%)
 110,000   General Scanning, Inc.*................................................................  $  2,860,000
                                                                                                    ------------
           MANUFACTURING - DIVERSIFIED (0.5%)
  30,000   Griffon Corp.*.........................................................................       466,875
  30,000   Mettler-Toledo International Inc.*.....................................................       536,250
  35,000   Middleby Corp.*........................................................................       354,375
  40,000   Safety Components International, Inc.*.................................................       540,000
                                                                                                    ------------
                                                                                                       1,897,500
                                                                                                    ------------
           MEDICAL PRODUCTS & SUPPLIES (1.1%)
  30,000   Health Care & Retirement Corp.*........................................................     1,181,250
 100,000   Molecular Dynamics, Inc.*..............................................................     2,012,500
  60,000   Optical Coating Laboratory, Inc........................................................       900,000
                                                                                                    ------------
                                                                                                       4,093,750
                                                                                                    ------------
           MEDICAL SERVICES (0.1%)
  50,000   Medical Resources, Inc.*...............................................................       450,000
                                                                                                    ------------
           METALS & MINING (0.0%)
   1,000   BRO-X Minerals Ltd. (Canada)*..........................................................           492
                                                                                                    ------------
           METALS - MISCELLANEOUS (0.4%)
  50,000   Handy & Harman.........................................................................     1,118,750
  60,000   Recycling Industries, Inc.*............................................................       465,000
                                                                                                    ------------
                                                                                                       1,583,750
                                                                                                    ------------
           METALS NON-FERROUS (0.5%)
  90,000   Tubos de Acero de Mexico S.A. (ADR) (Mexico)*..........................................     1,991,250
                                                                                                    ------------
           MISCELLANEOUS (2.5%)
  60,000   Brunswick Technologies, Inc.*..........................................................     1,027,500
  90,000   Mail-Well, Inc.*.......................................................................     2,936,250
 120,000   Maverick Tube Corp.*...................................................................     3,427,500
  70,000   Royal Group Technologies Ltd. (Canada)*................................................     1,684,375
                                                                                                    ------------
                                                                                                       9,075,625
                                                                                                    ------------
           NATURAL GAS - EXPLORATION & PRODUCTION (0.7%)
 120,000   Gulf Island Fabrication, Inc.*.........................................................     2,640,000
                                                                                                    ------------
           OFFICE EQUIPMENT & SUPPLIES (0.1%)
  30,000   Corporate Express, Inc.*...............................................................       468,750
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS NOVEMBER 30, 1997, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           OIL & GAS (4.8%)
  17,700   Bayard Drilling Technologies, Inc.*....................................................  $    325,238
  90,000   Clayton Williams Energy, Inc.*.........................................................     1,417,500
  60,000   Comstock Resources, Inc.*..............................................................       787,500
  30,000   Cross Timbers Oil Co...................................................................       695,625
  30,000   Dailey International Inc.*.............................................................       333,750
  15,000   Dawson Geophysical Co.*................................................................       285,000
  39,700   Gulf Indonesia Resources Ltd.*.........................................................       895,731
  50,000   KCS Energy, Inc........................................................................     1,187,500
  45,000   Lomak Petroleum, Inc...................................................................       781,875
  60,000   Mallon Resources Corp.*................................................................       592,500
 120,000   Noble Drilling Corp.*..................................................................     3,607,500
 100,000   Patterson Energy, Inc.*................................................................     3,637,500
  50,000   St. Mary Land & Exploration Co.........................................................     2,043,750
 100,000   Unit Corp.*............................................................................     1,093,750
                                                                                                    ------------
                                                                                                      17,684,719
                                                                                                    ------------
           OIL - DOMESTIC (0.2%)
  30,000   Snyder Oil Corp........................................................................       596,250
                                                                                                    ------------
           OIL - EXPLORATION & PRODUCTION (0.1%)
  15,000   Brown (TOM), Inc.*.....................................................................       328,125
                                                                                                    ------------
           OIL EQUIPMENT & SERVICES (1.7%)
   3,000   Dril-Quip, Inc.*.......................................................................        89,813
 100,000   ENSCO International, Inc...............................................................     3,575,000
 120,000   Global Industries Ltd.*................................................................     1,920,000
  22,100   IRI International Corp.*...............................................................       356,363
  10,000   Wiser Oil Co...........................................................................       152,500
                                                                                                    ------------
                                                                                                       6,093,676
                                                                                                    ------------
           OIL REFINERIES (0.5%)
  60,000   Valero Energy Corp.....................................................................     1,882,500
                                                                                                    ------------
           OIL RELATED (0.4%)
  35,000   Veritas DGC Inc.*......................................................................     1,400,000
                                                                                                    ------------
           OIL SERVICES (1.5%)
  97,500   Core Laboratories N.V.*................................................................     3,510,000
  40,000   Friede Goldman International Inc.*.....................................................     1,187,500
  25,000   Superior Energy Services, Inc.*........................................................       262,500
  20,000   UTI Energy Corp.*......................................................................       560,000
                                                                                                    ------------
                                                                                                       5,520,000
                                                                                                    ------------
           OIL WELL EQUIPMENT & SERVICE (0.2%)
  30,000   Key Energy Group, Inc.*................................................................       729,375
                                                                                                    ------------

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           PHARMACEUTICALS (2.3%)
 100,000   Advance Paradigm, Inc.*................................................................  $  2,962,500
   5,000   Algos Pharmaceutical Corp.*............................................................       127,500
  30,000   Emisphere Technologies, Inc.*..........................................................       603,750
  40,000   MedImmune, Inc.*.......................................................................     1,517,500
  30,000   PathoGenesis Corp.*....................................................................     1,065,000
  60,000   SangStat Medical Corp.*................................................................     2,055,000
                                                                                                    ------------
                                                                                                       8,331,250
                                                                                                    ------------
           POLLUTION CONTROL (0.8%)
  80,000   American Disposal Services, Inc.*......................................................     2,820,000
                                                                                                    ------------
           PROPERTY - CASUALTY INSURANCE (0.4%)
   5,000   Penn-America Group, Inc................................................................        91,250
  30,000   Stewart Information Services Corp......................................................       811,875
  30,000   Symons International Group, Inc.*......................................................       558,750
                                                                                                    ------------
                                                                                                       1,461,875
                                                                                                    ------------
           PUBLISHING (1.0%)
   9,200   CMP Media Inc. (Class A)*..............................................................       169,050
   5,000   Petersen Companies, Inc. (Class A)*....................................................        90,000
  30,000   Thomson Corp. (Canada).................................................................       759,587
  90,000   Valassis Communications, Inc.*.........................................................     2,705,625
                                                                                                    ------------
                                                                                                       3,724,262
                                                                                                    ------------
           REAL ESTATE (0.3%)
  50,000   Catellus Development Corp.*............................................................       925,000
   2,000   LaSalle Partners, Inc.*................................................................        69,375
                                                                                                    ------------
                                                                                                         994,375
                                                                                                    ------------
           REAL ESTATE INVESTMENT TRUST (0.2%)
  40,000   Laser Mortgage Management, Inc.........................................................       590,000
                                                                                                    ------------
           RESTAURANTS (0.1%)
  28,000   Star Buffet, Inc.*.....................................................................       364,000
                                                                                                    ------------
           RETAIL (2.7%)
  19,900   A. C. Moore Arts & Crafts, Inc.*.......................................................       296,013
  30,000   Abercrombie & Fitch Co. (Class A)*.....................................................       898,125
  60,000   Claire's Stores, Inc...................................................................     1,357,500
  60,000   Fred's, Inc............................................................................     1,462,500
  80,000   Michaels Stores, Inc.*.................................................................     2,565,000
  60,000   ONSALE, Inc.*..........................................................................     1,053,750
  60,000   Ross Stores, Inc.......................................................................     2,340,000
                                                                                                    ------------
                                                                                                       9,972,888
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS NOVEMBER 30, 1997, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           RETAIL - DEPARTMENT STORES (1.8%)
  75,000   Dollar General Corp....................................................................  $  2,821,875
  60,000   Payless ShoeSource, Inc.*..............................................................     3,810,000
                                                                                                    ------------
                                                                                                       6,631,875
                                                                                                    ------------
           RETAIL - SPECIALTY (0.8%)
 100,000   Braun's Fashions Corp.*................................................................       950,000
  60,000   TJX Companies, Inc.....................................................................     2,070,000
                                                                                                    ------------
                                                                                                       3,020,000
                                                                                                    ------------
           RETAIL - SPECIALTY APPAREL (0.6%)
  60,000   Dress Barn, Inc.*......................................................................     1,545,000
  30,000   Vans, Inc.*............................................................................       481,875
                                                                                                    ------------
                                                                                                       2,026,875
                                                                                                    ------------
           SEMICONDUCTORS (1.1%)
  50,000   Integrated Circuit Systems, Inc.*......................................................     1,400,000
  60,000   KLA-Tencor Corp.*......................................................................     2,317,500
  55,000   Plasma-Therm, Inc.*....................................................................       460,625
                                                                                                    ------------
                                                                                                       4,178,125
                                                                                                    ------------
           SPECIALIZED SERVICES (1.4%)
  10,800   Pegasus Systems, Inc.*.................................................................       190,350
  30,000   RCM Technologies, Inc.*................................................................       468,750
   3,900   Securacom, Inc.*.......................................................................        40,463
  30,000   Select Appointments Holdings Public Limited Co. (ADR) (United Kingdom).................       577,500
  50,000   SOS Staffing Services, Inc.*...........................................................     1,025,000
  45,000   Source Services Corp.*.................................................................       922,500
  30,000   Todd-AO Corp. (Class A)................................................................       292,500
   8,200   TransCoastal Marine Services, Inc.*....................................................       159,900
  70,000   Transcrypt International, Inc.*........................................................     1,636,250
                                                                                                    ------------
                                                                                                       5,313,213
                                                                                                    ------------
           STEEL (0.8%)
  30,000   Lone Star Technologies, Inc.*..........................................................       870,000
  60,000   Northwest Pipe Co.*....................................................................     1,357,500
  30,000   NS Group, Inc.*........................................................................       562,500
                                                                                                    ------------
                                                                                                       2,790,000
                                                                                                    ------------
           TECHNOLOGY (1.7%)
  40,000   Aerial Communications, Inc.*...........................................................       355,000
  60,000   Brilliant Digital Entertainment, Inc.*.................................................       360,000
  60,000   CIENA Corp.*...........................................................................     3,251,250
  60,000   Kuhlman Corp...........................................................................     2,118,750
   3,600   LHS Group, Inc.*.......................................................................       151,200
                                                                                                    ------------
                                                                                                       6,236,200
                                                                                                    ------------

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           TECHNOLOGY RELATED (0.5%)
 130,000   Graham-Field Health Products, Inc.*....................................................  $  1,941,875
                                                                                                    ------------
           TELECOMMUNICATIONS (4.4%)
  50,000   ARC International Corp.*...............................................................       290,625
  70,000   CGI Group, Inc. (Canada)*..............................................................     1,976,401
  30,000   CTC Communications Corp.*..............................................................       442,500
  30,000   Globalstar Telecommunications Ltd.*....................................................     1,486,875
 110,000   Inter-Tel Corp.........................................................................     2,310,000
  30,000   Norstan, Inc.*.........................................................................       712,500
  60,000   Orckit Communications Ltd. (Israel)*...................................................     1,230,000
  20,000   PageMart Wireless, Inc.*...............................................................       197,500
  19,100   Qwest Communications International Inc.*...............................................     1,040,950
  30,000   STAR Telecommunications, Inc.*.........................................................       858,750
  40,000   Tel-Save Holdings, Inc.*...............................................................       862,500
  90,000   Winstar Communications, Inc.*..........................................................     2,379,375
 100,000   World Access, Inc.*....................................................................     2,425,000
                                                                                                    ------------
                                                                                                      16,212,976
                                                                                                    ------------
           TELECOMMUNICATIONS EQUIPMENT (4.5%)
  30,000   ACE COMM Corp.*........................................................................       495,000
  90,000   Applied Signal Technology, Inc.*.......................................................     1,350,000
  40,000   Associated Group, Inc. - Class B*......................................................     1,250,000
  50,000   Boston Communications Group, Inc.*.....................................................       462,500
  30,000   Communications Systems, Inc............................................................       540,000
 100,000   Davox Corp.*...........................................................................     3,225,000
 180,000   Digital Microwave Corp.*...............................................................     2,835,000
   2,000   Excel Switching Corp.*.................................................................        48,250
  60,000   Mitec Telecom Inc. (Canada)*...........................................................       326,591
  70,000   NICE-Systems Ltd. (ADR) (Israel)*......................................................     3,062,500
  30,000   Ortel Corp.*...........................................................................       528,750
 110,000   RIT Technologies Ltd.*.................................................................     1,086,250
  30,000   ViaSat, Inc.*..........................................................................       457,500
  30,000   Yurie Systems, Inc.*...................................................................       742,500
                                                                                                    ------------
                                                                                                      16,409,841
                                                                                                    ------------
           TEMPORARY SERVICES (0.5%)
  80,000   Labor Ready Inc.*......................................................................     1,780,000
                                                                                                    ------------
           TRANSPORTATION (3.7%)
  75,000   Air Express International Corp.........................................................     2,151,563
  60,000   Alaska Air Group, Inc.*................................................................     2,242,500
  50,000   American Classic Voyages Co.*..........................................................       850,000

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS NOVEMBER 30, 1997, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  44,700   Budget Group, Inc. (Class A)*..........................................................  $  1,586,850
  30,000   Coach USA, Inc.*.......................................................................       836,250
  70,000   Consolidated Freightways Corp.*........................................................     1,093,750
  11,600   Jevic Transportation, Inc.*............................................................       189,950
  70,000   Offshore Logistics, Inc.*..............................................................     1,601,250
 120,000   Transat A.T., Inc. (Canada)*...........................................................     1,011,378
  45,000   Trico Marine Service, Inc.*............................................................     1,254,375
  10,000   Virgin Express Holdings PLC - SP (ADR) (United Kingdom)*...............................       165,000
  30,000   Werner Enterprises, Inc................................................................       641,250
                                                                                                    ------------
                                                                                                      13,624,116
                                                                                                    ------------
           TRANSPORTATION - SHIPPING (0.4%)
  30,000   Gulfmark Offshore Inc.*................................................................     1,005,000
  50,000   OMI Corp.*.............................................................................       512,500
                                                                                                    ------------
                                                                                                       1,517,500
                                                                                                    ------------
           TRUCKERS (0.5%)
  40,000   CNF Transportation Inc.................................................................     1,740,000
                                                                                                    ------------
           WASTE DISPOSAL (0.5%)
  80,000   Eastern Environmental Services, Inc.*..................................................     1,880,000
                                                                                                    ------------
           WHOLESALE DISTRIBUTOR (0.6%)
  60,000   Brightpoint, Inc.*.....................................................................       963,750
  50,000   CellStar Corp.*........................................................................     1,293,750
                                                                                                    ------------
                                                                                                       2,257,500
                                                                                                    ------------
           WIRELESS COMMUNICATION (0.1%)
  30,000   Metro One Telecommunications*..........................................................       247,500
                                                                                                    ------------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $320,804,094).........................................................   367,982,907
                                                                                                    ------------

           PREFERRED STOCK (0.0%)
           MEDICAL PRODUCTS & SUPPLIES
  30,000   Fresenius National Medical Care (Class D) (Germany) (Identified Cost $6,069)*..........         1,950
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
           SHORT-TERM INVESTMENT (a) (0.7%)
           REPURCHASE AGREEMENT

$  2,447   The Bank of New York 5.375% due 12/01/97 (dated 11/28/97; proceeds $2,447,971)
             (IDENTIFIED COST $2,446,890).........................................................  $  2,446,890
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $323,257,053) (B)........................................................  100.9 %   370,431,747

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS............................................   (0.9)     (3,179,883)
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 367,251,864
                                                                                            =====   =============

---------------------
ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Collateralized by $842,747 Government National Mortgage Association 7.00% due 09/20/24 valued at $519,347 and $1,843,626 Government National Mortgage Association 9.00% due 11/15/27 valued at $1,976,481.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $62,429,313 and the aggregate gross unrealized depreciation is $15,254,619, resulting in net unrealized appreciation of $47,174,694.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CAPITAL APPRECIATION FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1997

ASSETS:
Investments in securities, at value
  (identified cost $323,257,053)..............................................................  $370,431,747
Cash..........................................................................................         3,740
Receivable for:
    Investments sold..........................................................................     3,064,024
    Shares of beneficial interest sold........................................................       370,989
    Dividends.................................................................................        28,770
Deferred organizational expenses..............................................................       103,962
Prepaid expenses..............................................................................        86,388
                                                                                                ------------
     TOTAL ASSETS.............................................................................   374,089,620
                                                                                                ------------
LIABILITIES:
Payable for:
    Investments purchased.....................................................................     6,181,443
    Plan of distribution fee..................................................................       312,445
    Investment management fee.................................................................       234,571
    Shares of beneficial interest repurchased.................................................        31,535
Accrued expenses..............................................................................        77,762
                                                                                                ------------
     TOTAL LIABILITIES........................................................................     6,837,756
                                                                                                ------------
     NET ASSETS...............................................................................  $367,251,864
                                                                                                ============
COMPOSITION OF NET ASSETS:
Paid-in-capital...............................................................................  $298,208,563
Net unrealized appreciation...................................................................    47,174,694
Accumulated undistributed net realized gain...................................................    21,868,607
                                                                                                ------------
     NET ASSETS...............................................................................  $367,251,864
                                                                                                ============
CLASS A SHARES:
Net Assets....................................................................................      $344,785
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................        24,184
     NET ASSET VALUE PER SHARE................................................................        $14.26
                                                                                                ============

     MAXIMUM OFFERING PRICE PER SHARE
       (NET ASSET VALUE PLUS 5.54% OF NET ASSET VALUE)........................................        $15.05
                                                                                                ============
CLASS B SHARES:
Net Assets....................................................................................  $365,483,520
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................    25,703,352
     NET ASSET VALUE PER SHARE................................................................        $14.22
                                                                                                ============
CLASS C SHARES:
Net Assets....................................................................................    $1,287,861
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................        90,559
     NET ASSET VALUE PER SHARE................................................................        $14.22
                                                                                                ============
CLASS D SHARES:
Net Assets....................................................................................      $135,698
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................         9,511
     NET ASSET VALUE PER SHARE................................................................        $14.27
                                                                                                ============

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CAPITAL APPRECIATION FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 1997*

NET INVESTMENT INCOME:

INCOME
Dividends (net of $3,705 foreign withholding tax)..............................................  $   505,611
Interest.......................................................................................      215,588
                                                                                                 -----------
     TOTAL INCOME..............................................................................      721,199
                                                                                                 -----------
 EXPENSES
Plan of distribution fee (Class A shares)......................................................          197
Plan of distribution fee (Class B shares)......................................................    3,434,993
Plan of distribution fee (Class C shares)......................................................        2,400
Investment management fee......................................................................    2,578,896
Transfer agent fees and expenses...............................................................      559,409
Registration fees..............................................................................       70,436
Shareholder reports and notices................................................................       67,583
Custodian fees.................................................................................       56,761
Professional fees..............................................................................       51,873
Organizational expenses........................................................................       35,763
Trustees' fees and expenses....................................................................        9,206
Other..........................................................................................        6,743
                                                                                                 -----------
     TOTAL EXPENSES............................................................................    6,874,260
                                                                                                 -----------
     NET INVESTMENT LOSS.......................................................................   (6,153,061)
                                                                                                 -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain..............................................................................   38,570,804
Net change in unrealized appreciation..........................................................   (6,517,638)
                                                                                                 -----------
     NET GAIN..................................................................................   32,053,166
                                                                                                 -----------
NET INCREASE...................................................................................  $25,900,105
                                                                                                 ===========

---------------------
 *   Class A, Class C and Class D shares were issued July 28, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CAPITAL APPRECIATION FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                           FOR THE YEAR     FOR THE YEAR
                                                              ENDED            ENDED
                                                           NOVEMBER 30,     NOVEMBER 30,
                                                              1997*             1996
-----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss.....................................  $  (6,153,061)   $  (3,677,495)
Net realized gain (loss)................................     38,570,804      (16,624,523)
Net change in unrealized appreciation...................     (6,517,638)      48,698,318
                                                          -------------    -------------

     NET INCREASE.......................................     25,900,105       28,396,300
Net increase from transactions in shares of beneficial
  interest..............................................     30,542,778      180,404,150
                                                          -------------    -------------

     NET INCREASE.......................................     56,442,883      208,800,450

NET ASSETS:
Beginning of period.....................................    310,808,981      102,008,531
                                                          -------------    -------------

     END OF PERIOD......................................  $ 367,251,864    $ 310,808,981
                                                          =============    =============

---------------------
 *   Class A, Class C and Class D shares were issued July 28, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CAPITAL APPRECIATION FUND
NOTES TO FINANCIAL STATEMENTS NOVEMBER 30, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Capital Appreciation Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is long-term capital appreciation. The Fund was organized as a Massachusetts business trust on July 31, 1995 and commenced operations on October 27, 1995. On July 28, 1997, the Fund commenced offering three additional classes of shares, with the then current shares designated as Class B shares.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase, some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty

DEAN WITTER CAPITAL APPRECIATION FUND
NOTES TO FINANCIAL STATEMENTS NOVEMBER 30, 1997, CONTINUED

days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

F. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $179,000 and was reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

DEAN WITTER CAPITAL APPRECIATION FUND
NOTES TO FINANCIAL STATEMENTS NOVEMBER 30, 1997, CONTINUED

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.75% to the net assets of the Fund determined as of the close of each business day. Effective May 1, 1997, the Agreement was amended to reduce the annual fee to 0.725% to the portion of daily net assets exceeding $500 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees

DEAN WITTER CAPITAL APPRECIATION FUND
NOTES TO FINANCIAL STATEMENTS NOVEMBER 30, 1997, CONTINUED

paid pursuant to the Plan, in the case of Class B shares, to compensate DWR and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $12,299,293 at November 30, 1997.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to account executives may be reimbursed in the subsequent calendar year. For the period ended November 30, 1997, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the period ended November 30, 1997, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $983,855 and $653, respectively and received $11,990 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended November 30, 1997 aggregated $648,955,963 and $623,441,813, respectively.

For the year ended November 30, 1997, the Fund incurred brokerage commissions of $29,900 with DWR for portfolio transactions executed on behalf of the fund.

For the period May 31, 1997 through November 30, 1997, the Fund incurred brokerage commissions of $6,250 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager since May 31, 1997, for portfolio transactions executed on behalf of the Fund.

DEAN WITTER CAPITAL APPRECIATION FUND
NOTES TO FINANCIAL STATEMENTS NOVEMBER 30, 1997, CONTINUED

Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At November 30, 1997, the Fund had transfer agent fees and expenses payable of approximately $4,600.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                           FOR THE YEAR                  FOR THE YEAR
                                                                              ENDED                         ENDED
                                                                        NOVEMBER 30, 1997             NOVEMBER 30, 1996
                                                                   ----------------------------   --------------------------
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
CLASS A SHARES*
Sold.............................................................       24,829   $      380,181       --             --
Repurchased......................................................         (645)          (9,645)      --             --
                                                                   -----------   --------------   -----------   ------------
Net increase -- Class A..........................................       24,184          370,536       --             --
                                                                   -----------   --------------   -----------   ------------
CLASS B SHARES
Sold.............................................................   15,086,938      211,255,509    20,783,480   $262,842,130
Repurchased......................................................  (13,313,433)    (182,682,535)   (6,542,161)   (82,437,980)
                                                                   -----------   --------------   -----------   ------------
Net increase -- Class B..........................................    1,773,505       28,572,974    14,241,319    180,404,150
                                                                   -----------   --------------   -----------   ------------
CLASS C SHARES*
Sold.............................................................      101,030        1,609,066       --             --
Repurchased......................................................      (10,471)        (153,924)      --             --
                                                                   -----------   --------------   -----------   ------------
Net increase -- Class C..........................................       90,559        1,455,142       --             --
                                                                   -----------   --------------   -----------   ------------
CLASS D SHARES*
Sold.............................................................        9,511          144,126       --             --
                                                                   -----------   --------------   -----------   ------------
Net increase in Fund.............................................    1,897,759   $   30,542,778    14,241,319   $180,404,150
                                                                   ===========   ==============   ===========   ============

---------------------
 *   For the period July 28, 1997 (issue date) through November 30, 1997.

6. FEDERAL INCOME TAX STATUS

During the year ended November 30, 1997, the Fund utilized its net capital loss carryover of approximately $15,684,000.

As of November 30, 1997, the Fund had temporary book/tax differences attributable to capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $6,136,407, accumulated undistributed net realized gain was charged $16,654 and net investment loss was credited $6,153,061.

DEAN WITTER CAPITAL APPRECIATION FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                          FOR THE
                                                           PERIOD
                                                        OCTOBER 27,
                          FOR THE YEAR   FOR THE YEAR      1995*
                             ENDED          ENDED         THROUGH
                          NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                            1997**++         1996           1995
--------------------------------------------------------------------
CLASS B SHARES

PER SHARE OPERATING
PERFORMANCE:

Net asset value,
 beginning of period..... $    12.99     $   10.53      $   10.00
                              ------        ------         ------

Net investment loss......      (0.24)        (0.15)         (0.01)

Net realized and
 unrealized gain.........       1.47          2.61           0.54
                              ------        ------         ------

Total from investment
 operations..............       1.23          2.46           0.53
                              ------        ------         ------

Net asset value, end of
 period.................. $    14.22     $   12.99      $   10.53
                              ======        ======         ======

TOTAL INVESTMENT
RETURN+..................       9.47%        23.36%          5.30%(1)

RATIOS TO AVERAGE NET
ASSETS:
Expenses.................       2.00%         2.00%          2.87%(2)

Net investment loss......      (1.79)%       (1.72)%        (0.79)%(2)

SUPPLEMENTAL DATA:
Net assets, end of
 period, in thousands....   $365,484      $310,809       $102,009

Portfolio turnover
 rate....................        184%          108%             7%(1)

Average commission rate
 paid....................    $0.0570       $0.0570         --

--------------------
 *   Commencement of operations.
** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CAPITAL APPRECIATION FUND
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                         FOR THE PERIOD
                                                                        JULY 28, 1997 *
                                                                            THROUGH
                                                                          NOVEMBER 30,
                                                                             1997++
----------------------------------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $ 14.34
                                                                             ------
Net investment loss...................................................       (0.06)
Net realized and unrealized loss......................................       (0.02)
                                                                             ------
Total from investment operations......................................       (0.08)
                                                                             ------
Net asset value, end of period........................................      $ 14.26
                                                                             ======
TOTAL INVESTMENT RETURN+..............................................        (0.56)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         1.27%(2)
Net investment loss...................................................        (1.08)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................         $345
Portfolio turnover rate...............................................          184%(1)
Average commission rate paid..........................................       $0.0570

CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $ 14.34
                                                                             ------
Net investment loss...................................................        (0.09)
Net realized and unrealized loss......................................        (0.03)
                                                                             ------
Total from investment operations......................................        (0.12)
                                                                             ------
Net asset value, end of period........................................      $ 14.22
                                                                             ======
TOTAL INVESTMENT RETURN+..............................................        (0.84)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         2.03%(2)
Net investment loss...................................................        (1.82)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................       $1,288
Portfolio turnover rate...............................................          184%(1)
Average commission rate paid..........................................       $0.0570

---------------------
 *   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CAPITAL APPRECIATION FUND
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                         FOR THE PERIOD
                                                                         JULY 28, 1997*
                                                                            THROUGH
                                                                          NOVEMBER 30,
                                                                             1997++
----------------------------------------------------------------------------------------
CLASS D SHARES

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period..................................      $ 14.34
                                                                             ------
Net investment loss...................................................        (0.04)
Net realized and unrealized loss......................................        (0.03)
                                                                             ------
Total from investment operations......................................        (0.07)
                                                                             ------
Net asset value, end of period........................................      $ 14.27
                                                                             ======
TOTAL INVESTMENT RETURN+..............................................        (0.49)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         1.01%(2)
Net investment loss...................................................        (0.82)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................         $136
Portfolio turnover rate...............................................          184%(1)
Average commission rate paid..........................................       $0.0570

---------------------
 *   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CAPITAL APPRECIATION FUND
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER CAPITAL APPRECIATION FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Capital Appreciation Fund (the "Fund") at November 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
JANUARY 14, 1998

MORGAN STANLEY DEAN WITTER CAPITAL APPRECIATION FUND
LETTER TO THE SHAREHOLDERS MAY 31, 1998

                               TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048

DEAR SHAREHOLDER:

The Asian financial crisis continued to impact many of the Fund's holdings, especially small- and mid-cap stocks, technology issues and companies that deal with commodities. Small- and mid-cap companies were the first to be impacted by the Asian turmoil as investors sought safety in these larger, more liquid and thought-to-be safer names. Many technology stocks were also negatively impacted, particularly component companies, as concerns over excess inventories and slowing demand caused prices to erode. Commodity prices, particularly oil, also experienced downward pressure due to a combination of the economic slowdown in Asia and the warmer-than-expected winter across most of North America. This decline in prices has, in turn, negatively affected many oil service and drilling stocks.

PERFORMANCE AND PORTFOLIO

For the first half of the fiscal year ended May 31, 1998 the Fund's Class B shares produced a total return of -0.61 percent versus 15.05 percent for the Standard & Poor's 500 Composite Stock Price Index (S&P 500) and 9.08 percent for the Lipper Capital Appreciation Funds Average. For the same period, the Fund's Class A, C and D shares had total returns of -0.25 percent, -0.62 percent and -0.11 percent, respectively. The performance of the Fund's four share classes varies because of differing expenses.

The Fund's underperformance relative to the S&P 500 and its Lipper universe is due to the fact that the Fund has been overweighted relative to these benchmarks in small-cap stocks while, during the period under review, large-cap stocks significantly outperformed. However, we continue to believe that the small-cap segment of the market remains undervalued and that, over the long term, this segment offers greater growth potential than the broader market. Accordingly, the Fund continues to pursue small-cap stocks in the $5 to $25 price range with sound fundamentals, solid earnings momentum and financial stability while maintaining broad diversification across industry groups. The top

MORGAN STANLEY DEAN WITTER CAPITAL APPRECIATION FUND
LETTER TO THE SHAREHOLDERS MAY 31, 1998, CONTINUED

five industries represented in the portfolio on May 31, 1998 were technology (37.3 percent of net assets), consumer cyclicals (17.7 percent), capital goods (10.2 percent), energy (8 percent) and health care (7.3 percent). While the technology industry has been particularly impacted by the Asian crisis, we remain heavily concentrated there because we believe there is good value in this sector among small- and mid-cap software names that operate within niche markets.

LOOKING AHEAD

We believe that small- and mid-cap stocks stand to benefit from the current environment of stable interest rates, moderate economic growth and a strong U.S. dollar. Although the Asian financial crisis initially caused investors to gravitate toward large caps that were perceived to be safer during the resulting market uncertainty in the United States, small- and mid-cap stocks actually have less global exposure and should, therefore, provide investors with a greater defense against any continued turmoil in the Pacific Rim.

We appreciate your support of Morgan Stanley Dean Witter Capital Appreciation Fund and look forward to continuing to serve your investment needs.

Sincerely,

        [SIGNATURE]
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

MORGAN STANLEY DEAN WITTER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS MAY 31, 1998 (UNAUDITED)

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (94.7%)
           ADVERTISING (0.3%)
  20,000   Snyder Communications, Inc.*...........................................................  $    806,250
                                                                                                    ------------
           AEROSPACE & DEFENSE (1.2%)
  30,000   Kellstrom Industries, Inc.*............................................................       832,500
  70,000   Orbital Sciences Corp.*................................................................     2,861,250
                                                                                                    ------------
                                                                                                       3,693,750
                                                                                                    ------------
           AIRLINES (0.4%)
  40,000   America West Holdings Corp. (Class B)*.................................................     1,132,500
                                                                                                    ------------
           APPAREL (0.6%)
  30,000   Polo Ralph Lauren Corp.*...............................................................       915,000
  50,000   Quiksilver, Inc.*......................................................................       953,125
                                                                                                    ------------
                                                                                                       1,868,125
                                                                                                    ------------
           BANKS (1.0%)
  30,000   Bank of Commerce.......................................................................       536,250
  60,000   Flagstar Bancorp.......................................................................     1,432,500
  20,000   Zions Bancorporation...................................................................     1,027,500
                                                                                                    ------------
                                                                                                       2,996,250
                                                                                                    ------------
           BIOTECHNOLOGY (0.8%)
  60,000   Sepracor, Inc.*........................................................................     2,580,000
                                                                                                    ------------
           BREWERY (0.1%)
  30,000   Boston Beer Company, Inc. (Class A)*...................................................       330,000
                                                                                                    ------------
           BROADCASTING (0.4%)
  20,000   Chancellor Media Corp.*................................................................       835,000
  30,000   Source Media, Inc.*....................................................................       438,750
                                                                                                    ------------
                                                                                                       1,273,750
                                                                                                    ------------
           BROKERAGE (0.3%)
  60,000   Freedom Securities Corp.*..............................................................     1,035,000
                                                                                                    ------------
           BUILDING & CONSTRUCTION (0.5%)
  50,000   Dycom Industries, Inc.*................................................................     1,431,250
                                                                                                    ------------
           CABLE TELEVISION EQUIPMENT (0.3%)
  30,000   Century Communications Corp.*..........................................................       476,250
  30,000   Harmonic Lightwaves, Inc.*.............................................................       521,250
                                                                                                    ------------
                                                                                                         997,500
                                                                                                    ------------
           COMMERCIAL SERVICES (3.1%)
 150,000   Century Business Sevices, Inc.*........................................................     2,578,125
  75,000   International Telecommunication Data Systems, Inc.*....................................     1,846,875
  55,000   International Total Services, Inc.*....................................................     1,127,500


NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  50,000   Lason, Inc.*...........................................................................  $  2,031,250
  51,079   Romac International, Inc.*.............................................................     1,430,212
  60,000   TeleSpectrum Worldwide Inc.*...........................................................       506,250
                                                                                                    ------------
                                                                                                       9,520,212
                                                                                                    ------------
           COMMUNICATIONS - EQUIPMENT/MANUFACTURERS (1.6%)
 100,000   Bay Networks, Inc.*....................................................................     2,768,750
  30,000   FORE Systems, Inc.*....................................................................       654,375
 100,000   Network Equipment Technologies, Inc.*..................................................     1,568,750
                                                                                                    ------------
                                                                                                       4,991,875
                                                                                                    ------------
           COMPUTER EQUIPMENT (0.3%)
  10,000   Storage Technology Corp.*..............................................................       838,750
                                                                                                    ------------
           COMPUTER SOFTWARE & SERVICES (15.1%)
  50,000   Acxiom Corp.*..........................................................................     1,081,250
  50,000   American Business Information, Inc. (Class B)*.........................................       625,000
  60,000   Aspen Technology, Inc.*................................................................     2,670,000
  60,000   AXENT Technologies, Inc.*..............................................................     1,470,000
  40,000   BroadVision, Inc.*.....................................................................       635,000
  60,000   Brooktrout Technology, Inc.*...........................................................     1,087,500
 130,000   Business Objects S.A. (ADR) (France)*..................................................     2,193,750
  30,000   Cadence Design Systems, Inc.*..........................................................     1,057,500
  60,000   Certicom Corp. (Canada)*...............................................................     1,359,703
  30,000   Cognicase Inc.*........................................................................       457,500
  30,000   Datastream Systems, Inc.*..............................................................       633,750
  60,000   Dendrite International, Inc.*..........................................................     1,785,000
  50,000   Documentum, Inc.*......................................................................     2,350,000
  30,000   FileNET Corp.*.........................................................................     1,650,000
 100,000   IDT Corp.*.............................................................................     2,612,500
  40,000   InterVU Inc.*..........................................................................       650,000
  18,000   JDA Software Group, Inc.*..............................................................       810,000
  80,000   Legato Systems, Inc.*..................................................................     2,280,000
  50,000   Macromedia, Inc.*......................................................................       790,625
  60,000   MAPICS, Inc.*..........................................................................     1,050,000
  30,000   New Dimension Sofware Ltd. (Israel)*...................................................       851,250
  30,000   New Era of Networks, Inc.*.............................................................       802,500
  60,000   Novell, Inc.*..........................................................................       630,000
  40,000   Open Text Corp. (Canada)*..............................................................       700,000
  30,000   OzEmail Ltd. (ADR) (Australia).........................................................       571,875
  30,000   Pinnacle Systems, Inc.*................................................................     1,001,250
  30,000   Platinum Technology, Inc.*.............................................................       817,500
  30,000   Policy Management Systems Corp.*.......................................................     2,475,000

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS MAY 31, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
 120,000   PsiNet, Inc.*..........................................................................  $  1,290,000
  50,000   Rational Software Corp.*...............................................................       762,500
  50,000   Segue Software, Inc.*..................................................................       646,875
  70,000   Software AG Systems, Inc.*.............................................................     1,706,250
  30,000   SPR Inc.*..............................................................................       832,500
  60,000   Summit Design, Inc.*...................................................................       892,500
  60,000   Symix Systems, Inc.*...................................................................     1,162,500
  40,000   Systems & Computer Technology Corp.*...................................................     1,017,500
  40,000   TSI International Software Ltd.*.......................................................       877,500
  70,000   Xylan Corp.*...........................................................................     1,680,000
                                                                                                    ------------
                                                                                                      45,966,578
                                                                                                    ------------
           COMPUTERS (5.4%)
  45,000   Cybex Corp*............................................................................     1,029,375
  60,000   Hutchinson Technology Inc.*............................................................     1,500,000
  50,000   Lexmark International Group, Inc. (Class A)*...........................................     2,775,000
  50,000   MICROS Systems, Inc.*..................................................................     2,900,000
 130,000   Musicland Stores Corp.*................................................................     1,876,875
 110,000   Network Appliance, Inc.*...............................................................     3,822,500
 100,000   Sunquest Information Systems, Inc.*....................................................       862,500
 100,000   Xircom, Inc.*..........................................................................     1,562,500
                                                                                                    ------------
                                                                                                      16,328,750
                                                                                                    ------------
           COMPUTERS - SYSTEMS (2.1%)
  40,000   Apple Computer, Inc.*..................................................................     1,062,500
  20,000   EMC Corp.*.............................................................................       828,750
  50,000   Gerber Scientific, Inc.................................................................     1,259,375
  70,000   Mentor Graphics Corp.*.................................................................       770,000
 100,000   Unisys Corp.*..........................................................................     2,450,000
                                                                                                    ------------
                                                                                                       6,370,625
                                                                                                    ------------
           COSMETICS (0.2%)
  30,000   NBTY, Inc.*............................................................................       521,250
                                                                                                    ------------
           DATA PROCESSING (0.7%)
  40,000   Choicepoint Inc.*......................................................................     2,080,000
                                                                                                    ------------
           EDUCATION (0.5%)
  43,000   Education Management Corp.*............................................................     1,494,250
                                                                                                    ------------
           ELECTRIC (0.2%)
  20,000   Jabil Circuit, Inc.*...................................................................       681,250
                                                                                                    ------------
           ELECTRONIC & ELECTRICAL EQUIPMENT (0.1%)
  25,000   Artisan Components, Inc.*..............................................................       421,875
                                                                                                    ------------

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           ELECTRONIC - MAJOR COMPANIES (0.3%)
  30,000   Aris Corp.*............................................................................  $    840,000
   1,700   Manhattan Associates, Inc.*............................................................        34,000
                                                                                                    ------------
                                                                                                         874,000
                                                                                                    ------------
           ELECTRONIC COMPONENTS (0.2%)
  40,000   EFTC Corp.*............................................................................       580,000
                                                                                                    ------------
           ELECTRONICS (1.1%)
  50,000   Aeroflex Inc.*.........................................................................       562,500
  30,000   Avid Technology, Inc.*.................................................................     1,215,000
  30,000   Oak Industries Inc.*...................................................................     1,046,250
  30,000   PMT Services, Inc.*....................................................................       581,250
                                                                                                    ------------
                                                                                                       3,405,000
                                                                                                    ------------
           ELECTRONICS - INSTRUMENTATION (0.8%)
  40,000   EG & G, Inc............................................................................     1,260,000
  30,000   Qlogic Corp.*..........................................................................     1,215,000
                                                                                                    ------------
                                                                                                       2,475,000
                                                                                                    ------------
           ELECTRONICS - SEMICONDUCTORS/COMPONENTS (2.4%)
  30,000   DuPont Photomasks, Inc.*...............................................................     1,275,000
  80,000   MTI Technology Corp.*..................................................................     1,070,000
  20,000   PMC - Sierra, Inc. (Canada)*...........................................................       777,500
  30,000   Uniphase Corp.*........................................................................     1,526,250
 100,000   Vitesse Semiconductor Corp.*...........................................................     2,556,250
                                                                                                    ------------
                                                                                                       7,205,000
                                                                                                    ------------
           ENERGY (1.1%)
  25,000   Diamond Offshore Drilling, Inc.........................................................     1,195,312
  55,000   KTI, Inc.*.............................................................................     1,216,875
  20,000   Transocean Offshore, Inc...............................................................       986,250
                                                                                                    ------------
                                                                                                       3,398,437
                                                                                                    ------------
           ENTERTAINMENT (1.4%)
 150,000   Acclaim Entertainment, Inc.*...........................................................       956,250
  23,900   ResortQuest International, Inc.*.......................................................       362,981
  30,000   Sabre Group Holdings, Inc.*............................................................     1,051,875
  30,000   Steinway Musical Instruments Inc.*.....................................................       898,125
  30,000   Travel Services International, Inc.*...................................................     1,042,500
                                                                                                    ------------
                                                                                                       4,311,731
                                                                                                    ------------
           ENVIRONMENTAL (0.6%)
  70,000   Allied Waste Industries, Inc.*.........................................................     1,846,250
                                                                                                    ------------
           ENVIRONMENTAL CONTROL (0.2%)
  30,000   Newpark Resources, Inc.*...............................................................       545,625
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS MAY 31, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           ETHICAL DRUGS & DISTRIBUTIONS (0.1%)
  20,000   Spiros Development (Units)*++..........................................................  $    327,500
                                                                                                    ------------
           FINANCIAL SERVICES (0.8%)
  30,000   AmeriCredit Corp.*.....................................................................       978,750
   2,000   Resource America, Inc. (Class A).......................................................       132,500
  30,000   Southern Pacific Funding Corp.*........................................................       461,250
  30,000   Webster Financial Corp.................................................................       995,625
                                                                                                    ------------
                                                                                                       2,568,125
                                                                                                    ------------
           HEALTH EQUIPMENT & SERVICES (0.2%)
  30,000   United Payors & United Providers, Inc.*................................................       603,750
                                                                                                    ------------
           HEALTHCARE (0.8%)
  30,000   Allegiance Corp........................................................................     1,500,000
  30,000   Res-Care, Inc.*........................................................................       945,000
                                                                                                    ------------
                                                                                                       2,445,000
                                                                                                    ------------
           HEALTHCARE - SPECIALIZED SERVICES (1.0%)
  60,000   ALZA Corp. (Class A)*..................................................................     2,902,500
                                                                                                    ------------
           HOME ENTERTAINMENT (0.4%)
  30,000   Electronic Arts Inc.*..................................................................     1,297,500
                                                                                                    ------------
           HOSPITAL MANAGEMENT (0.3%)
  50,000   Veterinary Centers of America, Inc.*...................................................       928,125
                                                                                                    ------------
           HOUSEHOLD FURNISHINGS & APPLIANCES (0.9%)
  30,000   Furniture Brands International, Inc.*..................................................       885,000
  85,000   Haverty Furniture Companies, Inc.......................................................     1,848,750
                                                                                                    ------------
                                                                                                       2,733,750
                                                                                                    ------------
           HOUSING & HOME FURNISHINGS (0.1%)
  30,000   Shaw Industries, Inc...................................................................       480,000
                                                                                                    ------------
           INSURANCE (0.2%)
  20,000   INSpire Insurance Solutions, Inc.*.....................................................       645,000
                                                                                                    ------------
           INTERNET (0.3%)
  35,000   Preview Travel, Inc.*..................................................................       988,750
                                                                                                    ------------
           INVESTMENT COMPANIES (0.3%)
  22,400   Affiliated Managers Group, Inc.*.......................................................       802,200
                                                                                                    ------------
           LEISURE TIME/EQUIPMENT (0.2%)
  50,000   Handleman Co.*.........................................................................       612,500
                                                                                                    ------------

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           MACHINERY (1.3%)
  80,000   National-Oilwell, Inc.*................................................................  $  2,795,000
  40,000   Terex Corp.*...........................................................................     1,232,500
                                                                                                    ------------
                                                                                                       4,027,500
                                                                                                    ------------
           MANUFACTURING (0.9%)
  40,000   Johnstown America Industries, Inc.*....................................................       720,000
  40,000   NN Ball & Roller, Inc..................................................................       460,000
 130,000   Oakley, Inc.*..........................................................................     1,698,125
                                                                                                    ------------
                                                                                                       2,878,125
                                                                                                    ------------
           MEDIA GROUP (0.3%)
  30,000   Outdoor Systems, Inc.*.................................................................       900,000
                                                                                                    ------------
           MEDICAL PRODUCTS & SUPPLIES (1.0%)
  30,000   Serologicals Corp.*....................................................................       870,000
  80,000   Trex Medical Corp.*....................................................................     1,350,000
  30,000   Ventana Medical Systems, Inc.*.........................................................       776,250
                                                                                                    ------------
                                                                                                       2,996,250
                                                                                                    ------------
           METALS & MINING (0.0%)
   1,000   BRO-X Minerals Ltd. (Canada)*..........................................................           481
                                                                                                    ------------
           MISCELLANEOUS (0.8%)
  50,000   Mail-Well, Inc.*.......................................................................     2,300,000
                                                                                                    ------------
           NATURAL GAS (0.3%)
  50,000   Basin Exploration, Inc.*...............................................................       787,500
                                                                                                    ------------
           OIL SERVICES (9.1%)
  60,000   Cal Dive International, Inc.*..........................................................     2,010,000
 100,000   Canadian 88 Energy Corp. (Canada)*.....................................................       446,367
 110,000   Core Laboratories N.V.*................................................................     2,901,250
  30,000   ENSCO International, Inc...............................................................       759,375
  40,000   Evi Weatherford Inc.*..................................................................     2,022,500
  50,000   Friede Goldman International Inc.*.....................................................     1,662,500
  90,000   Global Industries Ltd.*................................................................     1,912,500
  87,400   Gulf Island Fabrication, Inc.*.........................................................     1,933,725
  60,000   Mallon Resources Corp.*................................................................       645,000
  60,000   Marine Drilling Company, Inc.*.........................................................     1,128,750
  70,000   Noble Drilling Corp.*..................................................................     2,065,000
  60,000   Oceaneering International, Inc.*.......................................................     1,290,000
  50,000   Patterson Energy, Inc.*................................................................       559,375
  30,000   Stolt Comex Seaway, S.A. (United Kingdom)*.............................................       946,875
  50,000   Stone Energy Corp.*....................................................................     1,771,875

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS MAY 31, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  25,000   Superior Energy Services, Inc.*........................................................  $    240,625
  50,000   Unit Corp.*............................................................................       390,625
  80,000   Varco International, Inc.*.............................................................     2,085,000
  55,000   Veritas DGC Inc.*......................................................................     2,849,688
                                                                                                    ------------
                                                                                                      27,621,030
                                                                                                    ------------
           PAPER PRODUCTS (0.2%)
  30,000   Getty Images, Inc.*....................................................................       607,500
                                                                                                    ------------
           PHARMACEUTICALS (3.1%)
 100,000   Advance Paradigm, Inc.*................................................................     3,537,500
  30,000   Algos Pharmaceutical Corp.*............................................................     1,091,250
  30,000   ChiRex, Inc.*..........................................................................       633,750
  70,000   ImClone Systems, Inc.*.................................................................       765,625
  50,000   MedImmune, Inc.*.......................................................................     2,493,750
  40,000   SangStat Medical Corp.*................................................................     1,045,000
                                                                                                    ------------
                                                                                                       9,566,875
                                                                                                    ------------
           POLLUTION CONTROL (1.3%)
 100,000   American Disposal Services, Inc.*......................................................     3,912,500
                                                                                                    ------------
           PROPERTY - CASUALTY INSURANCE (1.1%)
  50,000   Reliance Group Holdings, Inc...........................................................       903,125
  60,000   Stewart Information Services Corp......................................................     2,302,500
                                                                                                    ------------
                                                                                                       3,205,625
                                                                                                    ------------
           PUBLISHING (0.6%)
  30,000   Big Flower Holdings, Inc.*.............................................................       920,625
  40,000   Petersen Companies, Inc. (Class A)*....................................................       985,000
                                                                                                    ------------
                                                                                                       1,905,625
                                                                                                    ------------
           RESTAURANTS (0.6%)
  30,000   Consolidated Products, Inc.*...........................................................       594,375
  30,000   Outback Steakhouse, Inc.*..............................................................     1,104,375
                                                                                                    ------------
                                                                                                       1,698,750
                                                                                                    ------------
           RETAIL (3.5%)
  60,000   AnnTaylor Stores Corp.*................................................................     1,308,750
  40,000   Bed Bath & Beyond, Inc.*...............................................................     2,007,500
  40,000   Buckle (THE), Inc.*....................................................................     2,040,000
  20,000   Kohl's Corp.*..........................................................................       951,250
  40,000   Maxim Group, Inc.*.....................................................................       675,000
  40,000   Party City Corp.*......................................................................     1,170,000
  60,000   Shoe Carnival Inc.*....................................................................       825,000
  30,000   Signet Group PLC (ADR) (United Kingdom)*...............................................       693,750
  60,000   Stein Mart, Inc.*......................................................................       945,000
                                                                                                    ------------
                                                                                                      10,616,250
                                                                                                    ------------

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           RETAIL - DEPARTMENT STORES (1.3%)
  80,000   Elder-Beerman Stores Corp.*............................................................  $  1,990,000
  30,000   Payless ShoeSource, Inc.*..............................................................     2,101,875
                                                                                                    ------------
                                                                                                       4,091,875
                                                                                                    ------------
           RETAIL - FOOD CHAINS (0.3%)
  30,000   Wild Oats Markets, Inc.*...............................................................       858,750
                                                                                                    ------------
           RETAIL - GENERAL MERCHANDISE (0.2%)
  30,000   Loblaw Companies Ltd. (Canada).........................................................       659,250
                                                                                                    ------------
           RETAIL - SPECIALTY (4.7%)
  50,000   Baker (J.), Inc........................................................................       606,250
  20,000   Costco Companies, Inc.*................................................................     1,156,250
  30,000   DM Management Co.*.....................................................................       915,000
  60,000   Houghton Mifflin Co....................................................................     2,085,000
 120,000   Linens 'N Things, Inc.*................................................................     3,855,000
  30,000   Staples, Inc.*.........................................................................       751,875
 100,000   Sunglass Hut International, Inc.*......................................................     1,218,750
  30,000   Talbot's, Inc. (The)...................................................................       856,875
  60,000   TJX Companies, Inc.....................................................................     2,805,000
                                                                                                    ------------
                                                                                                      14,250,000
                                                                                                    ------------
           SPECIALIZED SERVICES (0.4%)
  60,000   RCM Technologies, Inc.*................................................................     1,245,000
                                                                                                    ------------
           SPORTING GOODS (0.3%)
  30,000   Hibbett Sporting Goods, Inc.*..........................................................       993,750
                                                                                                    ------------
           TECHNOLOGY (1.2%)
  30,000   Kroll-O'Gara Co.*......................................................................       652,500
  70,000   Kuhlman Corp...........................................................................     2,957,500
                                                                                                    ------------
                                                                                                       3,610,000
                                                                                                    ------------
           TELECOMMUNICATIONS (5.7%)
  40,000   ANTEC Corp.*...........................................................................       765,000
 328,000   CGI Group, Inc. (Canada)*..............................................................     6,779,838
  60,000   Qwest Communications International Inc.*...............................................     1,983,750
  40,000   SkyTel Communications Inc.*............................................................       905,000
 100,000   STAR Telecommunications, Inc.*.........................................................     2,350,000
  60,000   Startec Global Communications Corp.*...................................................       982,500
  50,000   WinStar Communications, Inc.*..........................................................     1,862,500
  40,000   World Access, Inc.*....................................................................     1,250,000
  50,000   WorldPort Communications, Inc.*........................................................       556,250
                                                                                                    ------------
                                                                                                      17,434,838
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS MAY 31, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           TELECOMMUNICATIONS - LONG DISTANCE (1.1%)
  90,000   ITC DeltaCom, Inc.*....................................................................  $  3,217,500
                                                                                                    ------------
           TELECOMMUNICATIONS EQUIPMENT (3.1%)
  30,000   Advanced Fibre Communications, Inc.*...................................................     1,110,000
  59,500   AFC Cable Systems, Inc.*...............................................................     1,985,813
  60,000   Applied Voice Technology, Inc.*........................................................     1,125,000
  70,000   e. Spire Communications, Inc.*.........................................................     1,128,750
  25,000   L-3 Communications Holdings, Inc.*.....................................................       700,000
 110,000   RIT Technologies Ltd.*.................................................................     1,237,500
  30,000   Tellabs, Inc.*.........................................................................     2,060,625
                                                                                                    ------------
                                                                                                       9,347,688
                                                                                                    ------------
           TEXTILES (0.1%)
  30,000   Donna Karan International Inc.*........................................................       420,000
                                                                                                    ------------
           TEXTILES - APPAREL (0.4%)
  30,000   Fruit of the Loom, Inc. (Class A)*.....................................................     1,078,125
                                                                                                    ------------
           TRANSPORTATION (1.4%)
  48,000   Coach USA, Inc.*.......................................................................     2,067,000
  35,000   Offshore Logistics, Inc.*..............................................................       713,125
  30,000   Sea Containers, Ltd. (Class A).........................................................     1,213,125
  17,000   Trico Marine Service, Inc.*............................................................       337,875
                                                                                                    ------------
                                                                                                       4,331,125
                                                                                                    ------------
           UTILITIES (0.3%)
  30,000   Hagler Bailly, Inc.*...................................................................       821,250
                                                                                                    ------------
           WASTE DISPOSAL (0.9%)
  95,000   Eastern Environmental Services, Inc.*..................................................     2,683,750
                                                                                                    ------------
           WIRELESS COMMUNICATION (0.3%)
  30,000   Metro One Telecommunications*..........................................................       348,750
  30,000   Powerwave Technologies, Inc.*..........................................................       573,750
                                                                                                    ------------
                                                                                                         922,500
                                                                                                    ------------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $253,313,447).........................................................   288,324,945
                                                                                                    ------------

           PREFERRED STOCK (0.0%)
           MEDICAL PRODUCTS & SUPPLIES
  30,000   Fresenius National Medical Care (Class D) (Germany) (IDENTIFIED COST $6,069)...........         1,950
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
           SHORT-TERM INVESTMENTS (5.3%)
           U.S. GOVERNMENT AGENCY (a) (3.6%)
$ 11,000   Federal Home Loan Mortgage Corp. 5.55% due 06/01/98 (AMORTIZED COST $11,000,000).......  $ 11,000,000
                                                                                                    ------------

           REPURCHASE AGREEMENT (1.7%)
   5,256   The Bank of New York 5.50% due 06/01/98 (dated 05/29/98; proceeds $5,258,240) (b)
             (IDENTIFIED COST $5,255,831).........................................................     5,255,831
                                                                                                    ------------

           TOTAL SHORT-TERM INVESTMENTS
           (IDENTIFIED COST $16,255,831)..........................................................    16,255,831
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $269,575,347) (C)........................................................  100.0 %   304,582,726

LIABILITIES IN EXCESS OF OTHER ASSETS.....................................................   (0.0)        (31,805)
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 304,550,921
                                                                                            =====   =============

---------------------
ADR  American Depository Receipt.
 *   Non-income producing security.
++ Consists of more than one class of securities traded together as a unit; stocks with attached warrants.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $4,418,339 Government National Mortgage Assoc. 7.00% due 08/20/23 valued at $2,376,198 and $3,063,450 U.S. Treasury Bill 0.00% due
     11/27/98 valued at $2,984,749.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $44,167,839 and the aggregate gross unrealized depreciation is $9,160,460, resulting in net unrealized appreciation of $35,007,379.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CAPITAL APPRECIATION FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1998 (UNAUDITED)

ASSETS:
Investments in securities, at value
  (identified cost $269,575,347)..............................................................  $304,582,726
Receivable for:
    Investments sold..........................................................................     4,813,795
    Shares of beneficial interest sold........................................................       119,790
    Dividends.................................................................................        14,208
Deferred organizational expenses..............................................................        86,130
Prepaid expenses and other assets.............................................................       109,205
                                                                                                ------------
     TOTAL ASSETS.............................................................................   309,725,854
                                                                                                ------------
LIABILITIES:
Payable for:
    Investments purchased.....................................................................     4,134,738
    Shares of beneficial interest repurchased.................................................       472,553
    Plan of distribution fee..................................................................       273,857
    Investment management fee.................................................................       206,956
Accrued expenses and other payables...........................................................        86,829
                                                                                                ------------
     TOTAL LIABILITIES........................................................................     5,174,933
                                                                                                ------------
     NET ASSETS...............................................................................  $304,550,921
                                                                                                ============
COMPOSITION OF NET ASSETS:
Paid-in-capital...............................................................................  $249,539,040
Net unrealized appreciation...................................................................    35,007,379
Net investment loss...........................................................................    (3,184,461)
Accumulated undistributed net realized gain...................................................    23,188,963
                                                                                                ------------
     NET ASSETS...............................................................................  $304,550,921
                                                                                                ============
CLASS A SHARES:
Net Assets....................................................................................      $814,616
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................        59,451
     NET ASSET VALUE PER SHARE................................................................        $13.70
                                                                                                ============
     MAXIMUM OFFERING PRICE PER SHARE,
       (NET ASSET VALUE PLUS 5.54% OF NET ASSET VALUE)........................................        $14.46
                                                                                                ============
CLASS B SHARES:
Net Assets....................................................................................  $300,938,226
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................    22,109,133
     NET ASSET VALUE PER SHARE................................................................        $13.61
                                                                                                ============
CLASS C SHARES:
Net Assets....................................................................................    $1,713,373
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................       125,868
     NET ASSET VALUE PER SHARE................................................................        $13.61
                                                                                                ============
CLASS D SHARES:
Net Assets....................................................................................    $1,084,706
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................        79,013
     NET ASSET VALUE PER SHARE................................................................        $13.73
                                                                                                ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CAPITAL APPRECIATION FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MAY 31, 1998 (UNAUDITED)

NET INVESTMENT INCOME:

INCOME
Dividends (net of $500 foreign withholding tax)................................................  $   175,278
Interest.......................................................................................      131,712
                                                                                                 -----------
     TOTAL INCOME..............................................................................      306,990
                                                                                                 -----------
EXPENSES
Plan of distribution fee (Class A shares)......................................................          843
Plan of distribution fee (Class B shares)......................................................    1,671,084
Plan of distribution fee (Class C shares)......................................................        9,501
Investment management fee......................................................................    1,268,728
Transfer agent fees and expenses...............................................................      352,065
Registration fees..............................................................................       67,136
Shareholder reports and notices................................................................       37,077
Custodian fees.................................................................................       32,731
Professional fees..............................................................................       25,239
Organizational expenses........................................................................       17,832
Trustees' fees and expenses....................................................................        6,740
Other..........................................................................................        2,475
                                                                                                 -----------
     TOTAL EXPENSES............................................................................    3,491,451
                                                                                                 -----------
     NET INVESTMENT LOSS.......................................................................   (3,184,461)
                                                                                                 -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain..............................................................................   13,670,887
Net change in unrealized appreciation..........................................................  (12,167,315)
                                                                                                 -----------
     NET GAIN..................................................................................    1,503,572
                                                                                                 -----------
NET DECREASE...................................................................................  $(1,680,889)
                                                                                                 ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CAPITAL APPRECIATION FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                            FOR THE SIX      FOR THE YEAR
                                                                            MONTHS ENDED        ENDED
                                                                            MAY 31, 1998  NOVEMBER 30, 1997*
------------------------------------------------------------------------------------------------------------
                                                                            (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss.......................................................  $ (3,184,461)      $ (6,153,061)
Net realized gain.........................................................    13,670,887         38,570,804
Net change in unrealized appreciation.....................................   (12,167,315)        (6,517,638)
                                                                            ------------       ------------
     NET INCREASE (DECREASE)..............................................    (1,680,889)        25,900,105
                                                                            ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN:
Class A shares............................................................       (16,866)           --
Class B shares............................................................   (12,266,897)           --
Class C shares............................................................       (47,349)           --
Class D shares............................................................       (19,419)           --
                                                                            ------------       ------------
     TOTAL DISTRIBUTIONS..................................................   (12,350,531)           --
                                                                            ------------       ------------
Net increase (decrease) from transactions in shares of beneficial
  interest................................................................   (48,669,523)        30,542,778
                                                                            ------------       ------------
     NET INCREASE (DECREASE)..............................................   (62,700,943)        56,442,883

NET ASSETS:
Beginning of period.......................................................   367,251,864        310,808,981
                                                                            ------------       ------------
    END OF PERIOD
    (INCLUDING A NET INVESTMENT LOSS OF $3,184,461 AND $0,
    RESPECTIVELY).........................................................  $304,550,921       $367,251,864
                                                                            ============       ============

---------------------
 *   Class A, Class C and Class D shares were issued July 28, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CAPITAL APPRECIATION FUND
NOTES TO FINANCIAL STATEMENTS MAY 31, 1998 (UNAUDITED)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Capital Appreciation Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is long-term capital appreciation. The Fund was organized as a Massachusetts business trust on July 31, 1995 and commenced operations on October 27, 1995. On July 28, 1997, the Fund commenced offering three additional classes of shares, with the then current shares designated as Class B shares.

Effective June 22, 1998, the following entities have changed their name:

Old Name                                       New Name
--------                                       --------
Dean Witter Capital Appreciation Fund          Morgan Stanley Dean Witter Capital Appreciation Fund
Dean Witter InterCapital Inc.                  Morgan Stanley Dean Witter Advisors Inc.
Dean Witter Distributors Inc.                  Morgan Stanley Dean Witter Distributors Inc.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase, some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean

MORGAN STANLEY DEAN WITTER CAPITAL APPRECIATION FUND
NOTES TO FINANCIAL STATEMENTS MAY 31, 1998 (UNAUDITED) CONTINUED

Witter Advisors Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment

MORGAN STANLEY DEAN WITTER CAPITAL APPRECIATION FUND
NOTES TO FINANCIAL STATEMENTS MAY 31, 1998 (UNAUDITED) CONTINUED

income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

F. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $179,000 and was reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.75% to the portion of daily net assets not exceeding $500 million and 0.725% to the portion of daily net assets in excess of $500 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan

MORGAN STANLEY DEAN WITTER CAPITAL APPRECIATION FUND
NOTES TO FINANCIAL STATEMENTS MAY 31, 1998 (UNAUDITED) CONTINUED

are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $11,435,574 at May 31, 1998.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the six months ended May 31, 1998, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the six months ended May 31, 1998, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C

MORGAN STANLEY DEAN WITTER CAPITAL APPRECIATION FUND
NOTES TO FINANCIAL STATEMENTS MAY 31, 1998 (UNAUDITED) CONTINUED

shares of $501,230 and $15,716, respectively and received $8,683 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended May 31, 1998 aggregated $379,206,734 and $460,276,440, respectively.

For the six months ended May 31, 1998, the Fund incurred brokerage commissions of $16,350 with DWR for portfolio transactions executed on behalf of the fund.

For the six months ended May 31, 1998, the Fund incurred brokerage commissions of $32,298 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At May 31, 1998, the Fund had transfer agent fees and expenses payable of approximately $12,500.

MORGAN STANLEY DEAN WITTER CAPITAL APPRECIATION FUND
NOTES TO FINANCIAL STATEMENTS MAY 31, 1998 (UNAUDITED) CONTINUED

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                           FOR THE SIX
                                                                           MONTHS ENDED
                                                                           MAY 31, 1998                  FOR THE YEAR
                                                                   ----------------------------             ENDED
                                                                                                      NOVEMBER 30, 1997*
                                                                           (UNAUDITED)            --------------------------
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
CLASS A SHARES
Sold.............................................................       39,212   $      531,187        24,829   $    380,181
Reinvestment of distributions....................................          977           12,342       --             --
Repurchased......................................................       (4,922)         (68,079)         (645)        (9,645)
                                                                   -----------   --------------   -----------   ------------
Net increase -- Class A..........................................       35,267          475,450        24,184        370,536
                                                                   -----------   --------------   -----------   ------------

CLASS B SHARES
Sold.............................................................    2,043,140       28,691,181    15,086,938    211,255,509
Reinvestment of distributions....................................      921,964       11,598,309       --             --
Repurchased......................................................   (6,559,323)     (90,727,691)  (13,313,433)  (182,682,535)
                                                                   -----------   --------------   -----------   ------------
Net increase (decrease) -- Class B...............................   (3,594,219)     (50,438,201)    1,773,505     28,572,974
                                                                   -----------   --------------   -----------   ------------

CLASS C SHARES
Sold.............................................................      169,930        2,285,277       101,030      1,609,066
Reinvestment of distributions....................................        3,263           41,082       --             --
Repurchased......................................................     (137,884)      (1,891,877)      (10,471)      (153,924)
                                                                   -----------   --------------   -----------   ------------
Net increase -- Class C..........................................       35,309          434,482        90,559      1,455,142
                                                                   -----------   --------------   -----------   ------------

CLASS D SHARES
Sold.............................................................      144,353        1,918,701         9,511        144,126
Reinvestment of distributions....................................          376            4,754       --             --
Repurchased......................................................      (75,227)      (1,064,709)      --             --
                                                                   -----------   --------------   -----------   ------------
Net increase -- Class D..........................................       69,502          858,746         9,511        144,126
                                                                   -----------   --------------   -----------   ------------
Net increase (decrease) in Fund..................................   (3,454,141)  $  (48,669,523)    1,897,759   $ 30,542,778
                                                                   ===========   ==============   ===========   ============

---------------------
 * For Class A, C, and D shares, for the period July 28, 1997 (issue date) through November 30, 1997.

6. FEDERAL INCOME TAX STATUS

As of November 30, 1997 the Fund had temporary book/tax differences attributable to post-October losses deferrals on wash sales.

MORGAN STANLEY DEAN WITTER CAPITAL APPRECIATION FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                   FOR THE
                                                                                   PERIOD
                                       FOR THE SIX     FOR THE                   OCTOBER 27,
                                         MONTHS      YEAR ENDED      FOR THE        1995*
                                          ENDED       NOVEMBER     YEAR ENDED      THROUGH
                                         MAY 31,         30,        NOVEMBER      NOVEMBER
                                         1998++       1997**++      30, 1996      30, 1995
--------------------------------------------------------------------------------------------
                                       (UNAUDITED)
CLASS B SHARES

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period..............................  $ 14.22       $ 12.99       $ 10.53       $ 10.00
                                       -------       -------       -------       -------
Net investment loss..................    (0.13)        (0.24)        (0.15)        (0.01)
Net realized and unrealized gain.....    --             1.47          2.61          0.54
                                       -------       -------       -------       -------
Total from investment operations.....    (0.13)         1.23          2.46          0.53
                                       -------       -------       -------       -------
Less distributions from net realized
 gain................................    (0.48)        --            --            --
                                       -------       -------       -------       -------
Net asset value, end of period.......  $ 13.61       $ 14.22       $ 12.99       $ 10.53
                                       =======       =======       =======       =======

TOTAL INVESTMENT RETURN+.............    (0.61)%(1)     9.47%        23.36%         5.30%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses.............................     2.07%(2)      2.00%         2.00%         2.87%(2)
Net investment loss..................    (1.89)%(2)    (1.79)%       (1.72)%       (0.79)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands...........................  $300,938      $365,484      $310,809      $102,009
Portfolio turnover rate..............      113%(1)       184%          108%            7%(1)
Average commission rate paid.........  $0.0560       $0.0570       $0.0570         --

---------------------
 *   Commencement of operations.
** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CAPITAL APPRECIATION FUND
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                                            FOR THE PERIOD
                                                                                            JULY 28, 1997*
                                                                          FOR THE SIX          THROUGH
                                                                          MONTHS ENDED       NOVEMBER 30,
                                                                         MAY 31, 1998++         1997++
-----------------------------------------------------------------------------------------------------------
                                                                          (UNAUDITED)

CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $ 14.26            $ 14.34
                                                                            -------            -------
Net investment loss...................................................        (0.08)             (0.06)
Net realized and unrealized loss......................................           --              (0.02)
                                                                            -------            -------
Total from investment operations......................................        (0.08)             (0.08)
                                                                            -------            -------
Less distributions from net realized gain.............................        (0.48)                --
                                                                            -------            -------
Net asset value, end of period........................................      $ 13.70            $ 14.26
                                                                            =======            =======
TOTAL INVESTMENT RETURN+..............................................        (0.25)%(1)         (0.56)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         1.31%(2)           1.27%(2)
Net investment loss...................................................        (1.12)%(2)         (1.08)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................      $   815            $   345
Portfolio turnover rate...............................................          113%(1)            184%
Average commission rate paid..........................................      $0.0560            $0.0570

CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $ 14.22            $ 14.34
                                                                            -------            -------
Net investment loss...................................................        (0.13)             (0.09)
Net realized and unrealized loss......................................           --              (0.03)
                                                                            -------            -------
Total from investment operations......................................        (0.13)             (0.12)
                                                                            -------            -------
Less distributions from net realized gain.............................        (0.48)                --
                                                                            -------            -------
Net asset value, end of period........................................      $ 13.61            $ 14.22
                                                                            =======            =======
TOTAL INVESTMENT RETURN+..............................................        (0.62)%(1)         (0.84)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         2.08%(2)           2.03%(2)
Net investment loss...................................................        (1.90)%(2)         (1.82)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................       $1,713             $1,288
Portfolio turnover rate...............................................          113%(1)            184%
Average commission rate paid..........................................      $0.0560            $0.0570

---------------------
 *   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CAPITAL APPRECIATION FUND
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                                            FOR THE PERIOD
                                                                                            JULY 28, 1997*
                                                                          FOR THE SIX          THROUGH
                                                                          MONTHS ENDED       NOVEMBER 30,
                                                                         MAY 31, 1998++         1997++
-----------------------------------------------------------------------------------------------------------
                                                                          (UNAUDITED)
CLASS D SHARES

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $ 14.27            $ 14.34
                                                                            -------            -------
Net investment loss...................................................        (0.06)             (0.04)
Net realized and unrealized loss......................................           --              (0.03)
                                                                            -------            -------
Total from investment operations......................................        (0.06)             (0.07)
                                                                            -------            -------
Less distributions from net realized gain.............................        (0.48)           --
                                                                            -------            -------
Net asset value, end of period........................................      $ 13.73            $ 14.27
                                                                            =======            =======

TOTAL INVESTMENT RETURN+..............................................        (0.11)%(1)         (0.49)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         1.06%(2)           1.01%(2)
Net investment loss...................................................        (0.87)%(2)         (0.82)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................      $ 1,085            $   136
Portfolio turnover rate...............................................          113%(1)            184%
Average commission rate paid..........................................      $0.0560            $0.0570

---------------------
 *   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES
                                                           MORGAN STANLEY
Michael Bozic                                              DEAN WITTER
Charles A. Fiumefreddo                                     CAPITAL APPRECIATION
Edwin J. Garn                                              FUND
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Ronald J. Worobel
Vice President
                                                                 [PHOTO]
Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048




                                                   SEMIANNUAL REPORT
                                                   MAY 31, 1998



The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

                MORGAN STANLEY DEAN WITTER AMERICAN VALUE FUND
                                    PART B
                      STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information relates to the shares of Morgan Stanley Dean Witter American Value Fund ("American Value") to be issued pursuant to an Agreement and Plan of Reorganization, dated October 28, 1998, between American Value and Morgan Stanley Dean Witter Capital Appreciation Fund ("Capital Appreciation") in connection with the acquisition by American Value of substantially all of the assets, subject to stated liabilities, of Capital Appreciation. This Statement of Additional Information does not constitute a prospectus. This Statement of Additional Information does not include all information that a shareholder should consider before voting on the proposals contained in the Proxy Statement and Prospectus, and, therefore, should be read in conjunction with the related Proxy Statement and Prospectus, dated December 4, 1998. A copy of the Proxy Statement and Prospectus may be obtained without charge by mailing a written request to American Value at Two World Trade Center, New York, New York 10048 or by calling (212) 392-2550 or (800) 896-NEWS (TOLL FREE). Please retain this document for future reference.


   The date of this Statement of Additional Information is December 4, 1998.

                               TABLE OF CONTENTS


                                                          PAGE
                                                         -----
INTRODUCTION .........................................     B-3
ADDITIONAL INFORMATION ABOUT AMERICAN VALUE ..........     B-3
FINANCIAL STATEMENTS .................................     B-4

                                  INTRODUCTION

     This Statement of Additional Information is intended to supplement the information provided in the Proxy Statement and Prospectus dated December 4, 1998 (the "Proxy Statement and Prospectus"). The Proxy Statement and Prospectus has been sent to Capital Appreciation shareholders in connection with the solicitation of proxies by the Board of Trustees of Capital Appreciation to be voted at the Special Meeting of shareholders of Capital Appreciation to be held on February 24, 1999. This Statement of Additional Information incorporates by reference the Statement of Additional Information of American Value dated May 1, 1998 and the Statement of Additional Information of Capital Appreciation dated January 29, 1998.


              ADDITIONAL INFORMATION ABOUT DEAN WITTER STRATEGIST


INVESTMENT OBJECTIVES AND POLICIES

     For additional information about American Value's investment objectives and policies, see "Investment Practices and Policies" and "Investment Restrictions" in American Value's Statement of Additional Information.


MANAGEMENT

     For additional information about the Board of Trustees, officers and management personnel of American Value, see "The Fund and its Management" and "Trustees and Officers" in American Value's Statement of Additional Information.


INVESTMENT ADVISORY AND OTHER SERVICES

     For additional information about American Value's investment manager, see "The Fund and its Management" in American Value's Statement of Additional Information. For additional information about American Value's independent auditors, see "Independent Accountants" in American Value's Statement of Additional Information. For additional information about other services provided to American Value, see "Custodian and Transfer Agent" and "Shareholder Services" in American Value's Statement of Additional Information.


PORTFOLIO TRANSACTIONS AND BROKERAGE

     For additional information about brokerage allocation practices, see "Portfolio Transactions and Brokerage" in American Value's Statement of Additional Information.


DESCRIPTION OF FUND SHARES

     For additional information about the voting rights and other characteristics of the shares of American Value, see "Shares of the Fund" in American Value's Statement of Additional Information.


PURCHASE, REDEMPTION AND PRICING OF SHARES

     For additional information about the purchase and redemption of American Value's shares and the determination of net asset value, see "Purchase of Fund Shares," "Redemptions and Repurchases," "Financial Statements -- December 31, 1997" and "Shareholder Services" in American Value's Statement of Additional Information.


DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

     For additional information about American Value's policies regarding dividends and distributions and tax matters affecting American Value and its shareholders, see "Dividends, Distributions and Taxes," and "Financial Statements -- December 31, 1997" in American Value's Statement of Additional Information.

DISTRIBUTION OF SHARES


     For additional information about American Value's distributor and the distribution agreement between American Value and its distributor, see "Purchase of Fund Shares" in American Value's Statement of Additional Information.


PERFORMANCE DATA


     For additional information about American Value's performance, see "Performance Information" in American Value's Statement of Additional Information.


                             FINANCIAL STATEMENTS


     American Value's most recent audited financial statements are set forth in American Value's Annual Report for the fiscal year ended December 31, 1997 and American Value's updated, unaudited financial statements are set forth in its unaudited Semi-Annual Report for the six month period ended June 30, 1998. Copies of both Reports accompany, and are incorporated by reference in, the Proxy Statement and Prospectus. Capital Appreciation's most recent audited financial statements are set forth in Capital Appreciation's Annual Report for the fiscal year ended November 30, 1997, and Capital Appreciation's updated, unaudited financial statements are set forth in its unaudited Semi-Annual Report for the six month period ended May 31, 1998, which are incorporated by reference in the Proxy Statement and Prospectus.

STATEMENT OF ADDITIONAL INFORMATION
MAY 1, 1998
                                                            Dean Witter
                                                            American
                                                            Value Fund
-----------------------------------------------------------------------------

   Dean Witter American Value Fund (the "Fund") is an open-end, diversified management investment company whose investment objective is long-term capital growth consistent with an effort to reduce volatility. The Fund invests principally in common stock of companies in industries which, at the time of investment, are believed to be attractively valued given their above average relative earnings growth potential at that time. (See "Investment Practices and Policies.")


   A Prospectus for the Fund dated May 1, 1998, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund at its address or telephone numbers listed below or from the Fund's Distributor, Dean Witter Distributors Inc., or from Dean Witter Reynolds, Inc., at any of its branch offices. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide you additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.

Dean Witter American Value Fund
Two World Trade Center
New York, New York 10048
(212) 392-2550 or
(800) 869-NEWS (toll-free)

TABLE OF CONTENTS
-----------------------------------------------------------------------------


The Fund and its Management...........   3
Trustees and Officers.................   6
Investment Practices and Policies ....  12
Investment Restrictions...............  25
Portfolio Transactions and Brokerage .  26
The Distributor.......................  28
Determination of Net Asset Value .....  33
Purchase of Fund Shares ..............  33
Shareholder Services..................  36
Redemptions and Repurchases...........  40
Dividends, Distributions and Taxes ...  41
Performance Information...............  43
Shares of the Fund....................  44
Custodian and Transfer Agent..........  45
Independent Accountants...............  45
Reports to Shareholders...............  45
Legal Counsel.........................  45
Experts...............................  45
Registration Statement................  45
Financial Statements--December 31,
 1997.................................  46
Report of Independent Accountants ....  62

THE FUND AND ITS MANAGEMENT
-----------------------------------------------------------------------------

THE FUND

   The Fund was incorporated in the State of Maryland on December 13, 1979 under the name InterCapital Industry-Valued Securities Inc. On March 16, 1983 the Fund's shareholders approved a change in the Fund's name, effective March 21, 1983, to Dean Witter Industry-Valued Securities Inc. On April 30, 1987, the Fund reorganized as a Massachusetts business trust with the name Dean Witter American Value Fund.

THE INVESTMENT MANAGER

   Dean Witter InterCapital Inc. (the "Investment Manager" or "InterCapital"), a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. InterCapital is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW"), a Delaware corporation. In an internal reorganization which took place in January, 1993, InterCapital assumed the investment advisory, administrative and management activities previously performed by the InterCapital Division of Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital. (As hereinafter used in this Statement of Additional Information, the terms "InterCapital" and "Investment Manager" refer to DWR's InterCapital Division prior to the internal reorganization and Dean Witter InterCapital Inc. thereafter.) The daily management of the Fund and research relating to the Fund's portfolio is conducted by or under the direction of officers of the Fund and of the Investment Manager, subject to review by the Fund's Board of Trustees. Information as to these Trustees and officers is contained under the caption "Trustees and Officers."

   InterCapital is the investment manager or investment adviser of the following investment companies: Dean Witter Liquid Asset Fund Inc., InterCapital Income Securities Inc., InterCapital Insured Municipal Bond Trust, InterCapital Quality Municipal Investment Trust, InterCapital Insured Municipal Trust, InterCapital Quality Municipal Income Trust, InterCapital Insured Municipal Income Trust, InterCapital California Insured Municipal Income Trust, InterCapital Quality Municipal Securities, InterCapital California Quality Municipal Securities, InterCapital New York Quality Municipal Securities, InterCapital Insured Municipal Securities, InterCapital California Insured Municipal Securities, Dean Witter High Yield Securities Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter Developing Growth Securities Trust, Dean Witter Tax-Exempt Securities Trust, Dean Witter Natural Resource Development Securities Inc., Dean Witter Dividend Growth Securities Inc., Dean Witter American Value Fund, Dean Witter U.S. Government Money Market Trust, Dean Witter Variable Investment Series, Dean Witter World Wide Investment Trust, Dean Witter Select Municipal Reinvestment Fund, Dean Witter U.S. Government Securities Trust, Dean Witter California Tax-Free Income Fund, Dean Witter New York Tax-Free Income Fund, Dean Witter Convertible Securities Trust, Dean Witter Federal Securities Trust, Dean Witter Value-Added Market Series, High Income Advantage Trust, High Income Advantage Trust II, High Income Advantage Trust III, Dean Witter Government Income Trust, Dean Witter Utilities Fund, Dean Witter California Tax-Free Daily Income Trust, Dean Witter Strategist Fund, Dean Witter World Wide Income Trust, Dean Witter Intermediate Income Securities, Dean Witter New York Municipal Money Market Trust, Dean Witter Capital Growth Securities, Dean Witter European Growth Fund Inc., Dean Witter Precious Metals and Minerals Trust, Dean Witter Global Short-Term Income Fund Inc., Dean Witter Pacific Growth Fund Inc., Dean Witter Multi-State Municipal Series Trust, Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Health Sciences Trust, Dean Witter Retirement Series, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Global Dividend Growth Securities, Dean Witter Global Utilities Fund, Dean Witter International Small Cap Fund, Dean Witter Mid-Cap Growth Fund, Dean Witter Select Dimensions Investment Series, Dean Witter Global Asset Allocation Fund, Dean Witter Balanced Growth Fund, Dean Witter Balanced Income Fund, Dean Witter Hawaii Municipal Trust, Dean Witter Capital Appreciation Fund, Dean Witter Intermediate Term U.S. Treasury Trust, Dean Witter Japan Fund, Dean Witter Income Builder Fund, Dean Witter Special Value Fund, Dean Witter Financial Services Trust, Dean Witter Market Leader Trust, Dean Witter Information Fund, Dean Witter S&P 500 Index Fund, Dean Witter Fund of Funds, Morgan Stanley Dean Witter Competitive Edge Fund--"Best Ideas" Portfolio, Morgan Stanley Dean Witter Growth Fund, Morgan

Stanley Dean Witter Mid-Cap Dividend Growth Securities, Active Assets Money Trust, Active Assets Tax-Free Trust, Active Assets California Tax-Free Trust, Active Assets Government Securities Trust, Municipal Income Trust, Municipal Income Trust II, Municipal Income Trust III, Municipal Income Opportunities Trust, Municipal Income Opportunities Trust II, Municipal Income Opportunities Trust III, Prime Income Trust and Municipal Premium Income Trust. The foregoing investment companies, together with the Fund, are collectively referred to as the Dean Witter Funds.

   In addition, Dean Witter Services Company Inc. ("DWSC"), a wholly-owned subsidiary of InterCapital, serves as manager for the following companies for which TCW Funds Management, Inc. is the investment adviser: TCW/DW North American Government Income Trust, TCW/DW Latin American Growth Fund, TCW/DW Income and Growth Fund, TCW/DW Small Cap Growth Fund, TCW/DW Total Return Trust, TCW/DW Mid-Cap Equity Trust, TCW/DW Global Telecom Trust, TCW/DW Emerging Market Opportunities Trust, TCW/DW Term Trust 2000, TCW/DW Term Trust 2002 and TCW/DW Term Trust 2003 (the "TCW/DW Funds"). InterCapital also serves as (i) administrator of The Black Rock Strategic Term Trust Inc., a closed-end investment company; (ii) sub-administrator of Templeton Global Governments Income Trust, a closed-end investment company; and (iii) investment advisor of Offshore Dividend Growth Fund and Offshore Money Market Fund, mutual funds established under the laws of the Cayman Islands and available only to investors who are participants in DWR's International Active Assets Account program and are neither citizens nor residents of the United States.


   Pursuant to an Investment Management Agreement (the "Agreement") with the Investment Manager, the Fund has retained the Investment Manager to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

   Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, such office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

   Effective December 31, 1993, pursuant to a Services Agreement between InterCapital and DWSC, DWSC began to provide the administrative services to the Fund which were previously performed directly by InterCapital. On April 17, 1995, DWSC was reorganized in the State of Delaware, necessitating the entry into a new Services Agreement by InterCapital on that date. The foregoing internal reorganizations did not result in any change in the nature or scope of the administrative services being provided to the Fund or any of the fees being paid by the Fund for the overall services being performed under the terms of the existing Management Agreement.

   Expenses not expressly assumed by the Investment Manager under the Agreement or by the Distributor of the Fund's shares, Dean Witter Distributors Inc. ("Distributors" or the "Distributor") (see "The Distributor") will be paid by the Fund. These expenses will be allocated among the four classes of shares of the Fund (each, a "Class") pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1 (the "12b-1 fee") (see "The Distributor"); charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

   As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.625% of the portion of daily net assets not exceeding $250 million; 0.50% of the portion of daily net assets exceeding $250 million but not exceeding $2.5 billion; 0.475% of the portion of daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.45% of the portion of daily net assets exceeding $3.5 billion but not exceeding $4.5 billion; and 0.425% of the portion of daily net assets exceeding $4.5 billion. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the fiscal years ended December 31, 1995, 1996 and 1997, the Fund accrued to the Investment Manager total compensation under the Agreement in the amounts of $9,736,912, $14,111,045 and $18,075,407, respectively.


   The Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors. The Agreement in no way restricts the Investment Manager from acting as investment manager or adviser to others.


   The Agreement was initially approved by the Board of Trustees on February 21, 1997 and by the shareholders of the Fund at a Special Meeting of Shareholders held on May 21, 1997. The Agreement is substantially identical to a prior investment management agreement which was initially approved by the Board of Trustees on October 30, 1992 and by the shareholders of the Fund at a Special Meeting of Shareholders held on January 12, 1993, as such agreement had been amended by the Board of Trustees at their meeting held on April 24, 1997 to provide a breakpoint in the management fee that reduced the compensation received by the Investment Manager under the agreement on assets exceeding $3.5 billion. The Agreement took effect on May 31, 1997 upon the consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. The Agreement may be terminated at any time, without penalty, on thirty days' notice by the Board of Trustees of the Fund, by the holders of a majority, as defined in the Investment Company Act of 1940 (the "Act"), of the outstanding shares of the Fund, or by the Investment Manager. The Agreement will automatically terminate in the event of its assignment (as defined in the Act).


   Under its terms, the Agreement has an initial term ending April 30, 1999 and will remain in effect from year to year thereafter, provided continuance of the Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Act, of the outstanding shares of the Fund, or by the Board of Trustees of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees of the Fund who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party (the "Independent Trustees"), which vote must be cast in person at a meeting called for the purpose of voting on such approval.

   The following owned 5% or more of the outstanding shares of Class A on March 31, 1998: Morgan Stanley Dean Witter Trust FSB as Trustee for Trayco of SC INC. 401K & Profit Sharing Plan, P.O. Box

957, Jersey City, NJ 07303-0957; Morgan Stanley Dean Witter Trust FSB as Trustee for Fenner Inc., P.O. Box 957, Jersey City, NJ 07303-0957; Morgan Stanley Dean Witter Trust FSB as Trustee for Ashcraft & Gerel Target Benefit Plan, P.O. Box 957, Jersey City, NJ 07303-0957; Morgan Stanley Dean Witter Trust FSB as Trustee for Robinson Nugent Inc. Profit Sharing 401K Plan, P.O. Box 957, Jersey City, NJ 07303-0957. The following owned 5% or more of the outstanding shares of Class D on March 31, 1998: Mellon Bank, N.A., A/C DWRF 8604862, Mellon Bank N.A., Mutual Funds Operations, P.O. Box 3198, Pittsburgh, PA 15230-3198.

   The Fund has acknowledged that the name "Dean Witter" is a property right of DWR. The Fund has agreed that DWR or its parent company may use or, at any time, permit others to use, the name "Dean Witter." The Fund has also agreed that, in the event the Agreement is terminated, or if the affiliation between InterCapital and its parent is terminated, the Fund will eliminate the name "Dean Witter" from its name if DWR or its parent company shall so request.

TRUSTEES AND OFFICERS
-----------------------------------------------------------------------------


   The Trustees and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with InterCapital, and with the 83 Dean Witter Funds and the 14 TCW/DW Funds, are shown below.


  NAME, AGE, POSITION WITH FUND AND ADDRESS          PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
--------------------------------------------  ---------------------------------------------------------
Michael Bozic (57)                            Chairman and Chief Executive Officer of Levitz Furniture
Trustee                                       Corporation (since November, 1995); Director or Trustee
c/o Levitz Furniture Corporation              of the Dean Witter Funds; formerly President and Chief
6111 Broken Sound Parkway, N.W.               Executive Officer of Hills Department Stores (May,
Boca Raton, Florida                           1991-July, 1995); formerly variously Chairman, Chief
                                              Executive Officer, President and Chief Operating Officer
                                              (1987-1991) of the Sears Merchandise Group of Sears,
                                              Roebuck and Co.; Director of Eaglemark Financial
                                              Services, Inc. and Weirton Steel Corporation.

Charles A. Fiumefreddo* (64)                  Chairman, Chief Executive Officer and Director of
Chairman, President, Chief Executive          InterCapital, Dean Witter Distributors Inc.
Officer and Trustee                           ("Distributors") and Dean Witter Trust Company ("DWSC");
Two World Trade Center                        Director and Executive Vice President of DWR; Chairman,
New York, New York                            Director or Trustee, President and Chief Executive
                                              Officer of the Dean Witter Funds; Chairman, Chief
                                              Executive Officer and Trustee of the TCW/DW Funds;
                                              Chairman and Director of Morgan Stanley Dean Witter Trust
                                              FSB ("MSDW Trust"); Director and/or officer of various
                                              MSDW subsidiaries.

                                6

  NAME, AGE, POSITION WITH FUND AND ADDRESS          PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
--------------------------------------------  ---------------------------------------------------------
Edwin J. Garn (65)                            Director or Trustee of the Dean Witter Funds; formerly
Trustee                                       United States Senator (R-Utah)(1974-1992) and Chairman,
c/o Huntsman Corporation                      Senate Banking Committee (1980-1986); formerly Mayor of
500 Huntsman Way                              Salt Lake City, Utah (1971-1974); formerly Astronaut,
Salt Lake City, Utah                          Space Shuttle Discovery (April 12-19, 1985); Vice
                                              Chairman, Huntsman Corporation; Director of Franklin
                                              Covey (time management systems), John Alden Financial
                                              Corp. (health insurance), United Space Alliance (joint
                                              venture between Lockheed Martin and the Boeing Company)
                                              and Nuskin Asia Pacific (multilevel marketing); member of
                                              the board of various civic and charitable organizations.

John R. Haire (73)                            Chairman of the Audit Committee and Chairman of the
Trustee                                       Committee of the Independent Directors or Trustees and
Two World Trade Center                        Director or Trustee of the Dean Witter Funds; Chairman of
New York, New York                            the Audit Committee and Chairman of the Committee of the
                                              Independent Trustees and Trustee of the TCW/DW Funds;
                                              formerly President, Council for Aid to Education
                                              (1978-1989) and Chairman and Chief Executive Officer of
                                              Anchor Corporation, an Investment Adviser (1964-1978).

Wayne E. Hedien (64)                          Retired; Director or Trustee of the Dean Witter Funds;
Trustee                                       Director of The PMI Group, Inc. (private mortgage
c/o Gordon Altman Butowsky                    insurance); Trustee and Vice Chairman of The Field Museum
 Weitzen Shalov & Wein                        of Natural History; formerly associated with the Allstate
Counsel to the Independent Trustees           Companies (1966-1994), most recently as Chairman of The
114 West 47th Street                          Allstate Corporation (March, 1993-December, 1994) and
New York, New York                            Chairman and Chief Executive Officer of its wholly-owned
                                              subsidiary, Allstate Insurance Company (July,
                                              1989-December, 1994); director of various other business
                                              and charitable organizations.

Dr. Manuel H. Johnson (49)                    Senior Partner, Johnson Smick International, Inc., a
Trustee                                       consulting firm; Co-Chairman and a founder of the Group
c/o Johnson Smick International, Inc.         of Seven Council (G7C), an international economic
1133 Connecticut Avenue, N.W.                 commission; Director or Trustee of the Dean Witter Funds;
Washington, D.C.                              Trustee of the TCW/DW Funds; Director of NASDAQ (since
                                              June, 1995); Director of Greenwich Capital Markets, Inc.
                                              (broker-dealer) and NVR, Inc. (home construction);
                                              Chairman and Trustee of the Financial Accounting
                                              Foundation (oversight organization of the Financial
                                              Accounting Standards Board); formerly Vice Chairman of
                                              the Board of Governors of the Federal Reserve System
                                              (1986-1990) and Assistant Secretary of the U.S. Treasury.

                                7

  NAME, AGE, POSITION WITH FUND AND ADDRESS          PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
--------------------------------------------  ---------------------------------------------------------
Michael E. Nugent (61)                        General Partner, Triumph Capital, L.P., a private
Trustee                                       investment partnership (since April, 1988); Director or
c/o Triumph Capital, L.P.                     Trustee of the Dean Witter Funds; Trustee of the TCW/DW
237 Park Avenue                               Funds; formerly Vice President, Bankers Trust Company and
New York, New York                            BT Capital Corporation (1984-1988); director of various
                                              business organizations.

Philip J. Purcell* (54)                       Chairman of the Board of Directors and Chief Executive
Trustee                                       Officer of MSDW, DWR and Novus Credit Services Inc.;
1585 Broadway                                 Director of InterCapital, DWSC and Distributors; Director
New York, New York                            or Trustee of the Dean Witter Funds; Director and/or
                                              officer of various MSDW subsidiaries.

John L. Schroeder (67)                        Retired; Director or Trustee of the Dean Witter Funds;
Trustee                                       Trustee of the TCW/DW Funds; Director of Citizens
c/o Gordon Altman Butowsky                    Utilities Company; formerly Executive Vice President and
 Weitzen Shalov & Wein                        Chief Investment Officer of the Home Insurance Company
Counsel to the Independent Trustees           (August, 1991-September, 1995).
114 West 47th Street
New York, New York

Barry Fink (43)                               Senior Vice President (since March, 1997) and Secretary
Vice President,                               and General Counsel (since February, 1997) of
Secretary and General Counsel                 InterCapital and DWSC; Senior Vice Pres ident (since
Two World Trade Center                        March, 1997) and Assistant Secretary and Assistant
New York, New York                            General Counsel (since February, 1997) of Distributors;
                                              Assistant Secretary of DWR (since August, 1996); Vice
                                              President, Secretary and General Counsel of the Dean
                                              Witter Funds and the TCW/DW Funds (since February, 1997);
                                              previously First Vice President (June, 1993-February,
                                              1997), Vice President (until June, 1993) and Assistant
                                              Secretary and Assistant General Counsel of InterCapital
                                              and DWSC and Assistant Secretary of the Dean Witter Funds
                                              and the TCW/DW Funds.

Anita H. Kolleeny (42)                        Senior Vice President of InterCapital; Vice President of
Vice President                                various Dean Witter Funds.
Two World Trade Center
New York, New York

Thomas F. Caloia (52)                         First Vice President and Assistant Treasurer of
Treasurer                                     InterCapital and DWSC; Treasurer of the Dean Witter Funds
Two World Trade Center                        and TCW/DW Funds.
New York, New York

------------
 * Denotes Trustees who are "interested persons" of the Fund, as defined in the Act.

   In addition, Mitchell M. Merin, President and Chief Strategic Officer of InterCapital and DWSC, Executive Vice President of Distributors and MSDW Trust and Director of MSDW Trust, Executive Vice President and Director of DWR, and Director of SPS Transaction Services, Inc. and various other MSDW subsidiaries, Robert M. Scanlan, President of InterCapital and Chief Operating Officer of InterCapital and DWSC, Executive Vice President of Distributors and MSDW Trust and Director of MSDW Trust, Joseph

J. McAlinden, Executive Vice President and Chief Investment Officer of InterCapital and Director of MSDW Trust, Robert S. Giambrone, Senior Vice President of InterCapital, DWSC, Distributors and MSDW Trust and Director of MSDW Trust, and Kenton J. Hinchliffe, Ira N. Ross, Paul D. Vance, Senior Vice Presidents of InterCapital and Michelle Kaufman, Vice President of InterCapital, are Vice Presidents of the Fund. In addition, Marilyn K. Cranney, First Vice President and Assistant General Counsel of InterCapital and DWSC, Lou Anne D. McInnis, Ruth Rossi and Carsten Otto, Vice Presidents and Assistant General Counsels of InterCapital and DWSC, and Frank Bruttomesso and Todd Lebo, staff attorneys with InterCapital, are Assistant Secretaries of the Fund.

THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

   The Board of Trustees consists of nine (9) trustees. These same individuals also serve as directors or trustees for all of the Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Statement of Additional Information, there are a total of 86 Dean Witter Funds, comprised of 130 portfolios. As of March 31, 1998, the Dean Witter Funds had total net assets of approximately $105 billion and more than six million shareholders.

   Seven Trustees (77% of the total number) have no affiliation or business connection with InterCapital or any of its affiliated persons and do not own any stock or other securities issued by InterCapital's parent company, MSDW. These are the "disinterested" or "independent" Trustees. The other two Trustees (the "management Trustees") are affiliated with InterCapital. Four of the seven independent Trustees are also Independent Trustees of the TCW/DW Funds.

   Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

   All of the Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. During the calendar year ended December 31, 1997, the three Committees held a combined total of seventeen meetings. The Committees hold some meetings at InterCapital's offices and some outside InterCapital. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report.

   The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Dean Witter Funds have such a plan.

   The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

   Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT
COMMITTEE

   The Chairman of the Committee of the Independent Trustees and the Audit Committee maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.

   The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

   The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the Dean Witter Funds and as an Independent Trustee and as Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL DEAN WITTER FUNDS

   The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.

COMPENSATION OF INDEPENDENT TRUSTEES

   The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). If a Board meeting and a Committee meeting, or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund.

   The following table illustrates the compensation paid to the Fund's Independent Trustees by the Fund for the fiscal year ended December 31, 1997.

                              FUND COMPENSATION

                               AGGREGATE
NAME OF INDEPENDENT          COMPENSATION
TRUSTEE                      FROM THE FUND
--------------------------- ---------------
Michael Bozic .............      $1,650
Edwin J. Garn .............       1,850
John R. Haire .............       3,800
Wayne E. Hedien............         482
Dr. Manuel H. Johnson  ....       1,800
Michael E. Nugent .........       1,850
John L. Schroeder..........       1,850

   The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1997 for services to the 84 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1997. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds. Mr. Hedien's term as Director or Trustee of each Dean Witter Fund commenced on September 1, 1997.

          CASH COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS

                                                            FOR SERVICE AS
                                                              CHAIRMAN OF
                                                             COMMITTEES OF    FOR SERVICE AS
                                                              INDEPENDENT      CHAIRMAN OF
                          FOR SERVICE                         DIRECTORS/      COMMITTEES OF      TOTAL CASH
                         AS DIRECTOR OR    FOR SERVICE AS    TRUSTEES AND      INDEPENDENT      COMPENSATION
                          TRUSTEE AND       TRUSTEE AND          AUDIT           TRUSTEES     FOR SERVICES TO
                        COMMITTEE MEMBER  COMMITTEE MEMBER COMMITTEES OF 84     AND AUDIT      84 DEAN WITTER
NAME OF                OF 84 DEAN WITTER    OF 14 TCW/DW      DEAN WITTER    COMMITTEES OF 14   FUNDS AND 14
INDEPENDENT TRUSTEE          FUNDS             FUNDS             FUNDS         TCW/DW FUNDS     TCW/DW FUNDS
---------------------  ----------------- ----------------  ---------------- ----------------  ---------------
Michael Bozic ........      $133,602             --               --                --            $133,602
Edwin J. Garn ........       149,702             --               --                --             149,702
John R. Haire ........       149,702          $73,725          $157,463          $25,350           406,240
Wayne E. Hedien.......        39,010             --               --                --              39,010
Dr. Manuel H. Johnson        145,702           71,125             --                --             216,827
Michael E. Nugent  ...       149,702           73,725             --                --             223,427
John L. Schroeder ....       149,702           73,725             --                --             223,427

   As of the date of this Statement of Additional Information, 57 of the Dean Witter Funds, including the Fund, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 29.41% of his or her Eligible Compensation plus 0.4901667% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 58.82% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.
(1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.

   The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended December, 31 1997 and by the 57 Dean Witter Funds (including the Fund) for the year ended December 31, 1997, and the estimated retirement benefits for the Fund's Independent Trustees, to commence upon their retirement, from the Fund as of December 31, 1997 and from the 57 Dean Witter Funds as of December 31, 1997.


         RETIREMENT BENEFITS FROM THE FUND AND ALL DEAN WITTER FUNDS

                                 FOR ALL ADOPTING FUNDS
                            --------------------------------
                                                                                       ESTIMATED ANNUAL
                                                               RETIREMENT BENEFITS         BENEFITS
                                                               ACCRUED AS EXPENSES    UPON RETIREMENT(2)
                                                             ----------------------- -------------------
                               ESTIMATED
                                CREDITED
                                 YEARS          ESTIMATED
                             OF SERVICE AT    PERCENTAGE OF               BY ALL       FROM    FROM ALL
    NAME OF INDEPENDENT        RETIREMENT       ELIGIBLE      BY THE     ADOPTING      THE     ADOPTING
TRUSTEE                       (MAXIMUM 10)    COMPENSATION     FUND        FUNDS       FUND     FUNDS
--------------------------  --------------- ---------------  -------- -------------  ------- ----------
Michael Bozic .............        10             58.82%       $ 370     $ 20,499     $  925   $ 55,026
Edwin J. Garn .............        10             58.82          616       30,878        925     55,026
John R. Haire .............        10             58.82         (445)     (19,823)(3)  2,246    132,002
Wayne E. Hedien............         9             50.00            0            0        786     46,772
Dr. Manuel H. Johnson  ....        10             58.82          248       12,832        925     55,026
Michael E. Nugent .........        10             58.82          465       22,546        925     55,026
John L. Schroeder..........         8             49.02          709       39,350        771     46,123

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.
(3) This number reflects the effect of the extension of Mr. Haire's term as Director or Trustee until May 1, 1999.


   As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of the Fund's shares of beneficial interest outstanding.

INVESTMENT PRACTICES AND POLICIES
-----------------------------------------------------------------------------

   As discussed in the Prospectus, the Fund offers investors an opportunity to participate in a diversified portfolio of securities, consisting principally of common stocks. The portfolio reflects an investment decision-making process developed by the Fund's Investment Manager.

INDUSTRY VALUATION APPROACH

   As stated in the Prospectus, in managing the Fund's portfolio the Investment Manager generally seeks to identify industries, rather than individual companies, as prospects for capital appreciation. This approach is designed to capitalize on the basic assumptions that industry trends are a primary force governing company earnings; conventional forecasts may not fully reflect underlying industry conditions or changing economic cycles; the market's perception of industry trends is often transitory or exaggerated; and distortions in relative valuations beyond their normal ranges may provide significant buying or selling opportunities.

   The Investment Manager generally seeks to invest assets of the Fund in industries it considers to exhibit underappreciated earnings potential at the time of purchase and to sell those it considers to have peaked in relative earnings potential.

   The Investment Manager also uses models which employ economic indicators or other financial variables to evaluate the relative attractiveness of industries. Economic analysis includes traditional business cycle analysis and such signposts as current Federal Reserve monetary posture, direction of commodity prices, and global currency and economic trends. Economic indicators most relevant to particular industries are reviewed. Some industries analyzed, such as aerospace and energy, do not correlate with economic indicators and must be analyzed relative to their respective specific industry cycles. Financial variables under consideration may include corporate earnings growth and cashflow, corporate and industry asset valuation, absolute and relative price/earnings ratios and dividend discount valuations.

   Once attractive industries have been identified, stocks to represent those industries are selected utilizing a multivariate process that includes size and quality of the company, earnings visibility of the company and various valuation parameters. Valuation screens may include dividend discount model values, price-to-book ratios, price to cashflow values, relative and absolute price-to-earnings ratios and ratios of price to earnings multiples to earnings growth. Price and earnings momentum ratings derived from external sources are also factored into the stock selection decision. The Investment Manager also evaluates fundamental company criteria such as product cycle analysis, revenue growth, margin analysis, consistency of earnings profitability, proprietary nature of the product and quality of management. Stocks may be selected from the three capitalization tiers of the market: large capitalization, medium capitalization, and small capitalization.

   Based on the sum total of this analysis, approximately 40-60 industries are studied and classified as attractive, moderately attractive or unattractive. Attractive groups are purchased, moderately attractive groups are bought or held, and unattractive groups are sold. The Investment Manager may utilize services that examine historical industry relative price-to-earnings ranges for input on the Investment Manager's valuation analysis.

   A basic tenet of the industry valuation approach is that there is no certainty of superior performance in any specific industry selection, but rather that approximately equal weighting of investments in a group of industries, each of which has been identified as underappreciated, can benefit from the performance probabilities of the total group.

   The foregoing represents the main outlines of the industry valuation approach. The following describes its key features, all of which are subject to modification as described below or as result of applying the asset allocation disciplines described later.

1. Equal Industry Weightings.

   After determining the industries that it considers to be attractive, the Investment Manager generally attempts to invest approximately equal amounts of the equity portion of the portfolio in securities of companies in each of such industries, subject to adjustment for company weightings as set forth in the next paragraph.

2. Equal Company Weightings.

   From the total of all companies included in the industry valuation process, the Investment Manager selects a limited number from each industry as representative of that industry. Such selections are made on the basis of various criteria, including size and quality of a company, the visibility of earnings, product cycle analysis, historic track record and various valuation parameters. Valuation screens may include dividend discount model values, price-to-book ratios, price-to-cashflow values, relative and absolute price-to-earnings ratios and ratios of price-earnings multiples to earnings growth. Price and earnings momentum ratings derived from external sources are also factored into the stock selection decision. Those companies which are in attractive industries and which the Investment Manager believes to be attractive investments are finally selected for inclusion in the portfolio. When final selections are made, approximately equal amounts of the equity portion of the portfolio are invested in each of such companies. This may vary depending on whether the Investment Manager is in the process of building or reducing a stock position. Consideration will also be given to valuation; capitalization and liquidity profile. Stocks in industries not characterized as attractive may be underweighted. Also, smaller capitalization issues may not be equally weighted due to liquidity considerations.

3. Relative Industry Values.

   Industry selection only attempts to identify industries whose securities might be expected to perform relatively better than the market as represented by the S&P Index. It does not seek to identify securities which will experience an absolute increase in value notwithstanding market conditions. However, the process assumes that, despite interim fluctuations in stock market prices, the long-term trend in equity security values will be up.

4. Practical Applications.

   In applying the industry valuation approach to management of the portfolio of the Fund, the Investment Manager will make adjustments in the portfolio which reflect modifications of the underlying concepts whenever, in its opinion, such adjustments are necessary or desirable to achieve the Fund's objectives. Such adjustments may include, for example, weighting some industries or companies more or less than others, based upon the Investment Manager's judgment as to the investment merits of specific companies. In addition, without specific action by the Investment Manager, adjustments may result from fluctuations in market prices which distort previously established industry and company weightings. The portfolio may, at times, include securities of industries which are considered unattractive due to consideration of stage-of-cycle analysis or may not include representation in industries considered attractive due to considerations such as valuation criteria, stage-of-cycle analysis or lack of earnings visibility, balance sheet viability or management quality. Also, independent of the application of the industry valuation process, the Fund continuously sells and redeems its own shares, and, as a result, securities may have to be sold at times from the Fund's portfolio to meet redemptions and monies received upon sale of the Fund's shares must be used to purchase portfolio securities. Such sales and purchases of portfolio securities will result in a portfolio that does not completely reflect equal weighting of investment in industries or companies.

   Asset Allocation. Common stocks, particularly those sought for possible capital appreciation, have historically experienced a great amount of price fluctuation. The Investment Manager believes it is desirable to attempt to reduce the risks of extreme price fluctuations even if such an attempt results, as it likely will at times, in reducing the probabilities of obtaining greater capital appreciation. Accordingly, the Investment Manager's investment process incorporates elements which may reduce, although certainly not eliminate, the volatility of a portfolio. The Fund may hold a portion of its portfolio in fixed-income securities in an effort to moderate extremes of price fluctuation. The determination of the appropriate asset allocation as between equity and fixed-income investments will be made by the Investment Manager in its discretion, based upon its evaluation of economic and market conditions.

SECURITY LOANS

   Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations.

   A loan may be terminated by the borrower on one business day's notice, or by the Fund on four business days' notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

   When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities. During the year ended December 31, 1997, the Fund did not loan any of its portfolio securities.

OPTIONS AND FUTURES TRANSACTIONS

   The Fund may write covered call options against securities held in its portfolio and covered put options on eligible portfolio securities and stock indexes and purchase options of the same series to effect closing transactions, and may hedge against potential changes in the market value of investments (or anticipated investments) by purchasing put and call options on portfolio (or eligible portfolio) securities and engaging in transactions involving futures contracts and options on such contracts. Call and put options on U.S. Treasury notes, bonds and bills and equity securities are listed on Exchanges and are written in over-the-counter transactions ("OTC options"). Listed options are issued by the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security to the OCC at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security from the OCC at the exercise price.

   Options on Treasury Bonds and Notes. Because trading in options written on Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges on which such securities trade will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

   Options on Treasury Bills. Because a deliverable Treasury bill changes from week to week, writers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in Treasury bills with a principal amount of the securities deliverable upon exercise of the option, the position may be hedged from a risk standpoint by the writing of a call option. For so long as the call option is outstanding, the Fund will hold the Treasury bills in a segregated account with its Custodian, so that they will be treated as being covered.

   OTC Options. Exchange-listed options are issued by the OCC which assures that all transactions in such options are properly executed. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Fund will engage in OTC option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.

   Covered Call Writing. The Fund is permitted to write covered call options on portfolio securities in order to aid in achieving its investment objective. Generally, a call option is "covered" if the Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its Custodian in a segregated account) the underlying security subject to the option except that in the case of call options on U.S. Treasury Bills, the Fund might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the exercise price and a maturity date not later than that of the securities deliverable under the call option. A call option is also covered if the Fund holds a call on the same security as the underlying security of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the mark to market difference is maintained by the Fund in cash, U.S. Government securities or other liquid portfolio securities which the Fund holds in a segregated account maintained with its Custodian.

   The Fund will receive from the purchaser, in return for a call it has written, a "premium"; i.e., the price of the option. Receipt of these premiums may better enable the Fund to achieve a greater total return than would be realized from holding the underlying securities alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities underlying the option are ultimately sold by the Fund at a loss. The premium received will fluctuate with varying economic market conditions. If the market value of the portfolio securities upon which call options have been written increases, the Fund may receive less total return from the portion of its portfolio upon which calls have been written than it would have had such call not been written.

   During the option period, the Fund may be required, at any time, to deliver the underlying security against payment of the exercise price on any calls it has written (exercise of certain listed options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

   Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option to prevent an underlying security from being called, to permit the sale of an underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. Also, effecting a closing purchase transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments by the Fund. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security.

   If a call option expires unexercised, the Fund realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security equal to the difference between the purchase price of the underlying security and the proceeds of the sale of the security plus the premium received on the option less the commission paid.

   Options written by the Fund normally have expiration dates of from up to nine months (equity securities) to eighteen months (fixed-income securities) from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written. See "Risks of Options Transactions," below.

   Covered Put Writing. As a writer of a covered put option, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election (certain listed put options written by the Fund will be exercisable by the purchaser only on a specific date). A put is "covered" if, at all times, the Fund maintains, at all times, in a segregated account maintained on its behalf at the Fund's Custodian, cash, U.S. Government securities or other liquid portfolio securities in an amount equal to at least the exercise price of the option, at all times, during the option period. Similary, a short put position could be covered by the Fund by its purchase of a put option on the same security as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the mark to market difference is maintained by the Fund in cash, U.S. Government securities or other liquid portfolio securities which the Fund holds in a segregated account maintained at its Custodian. In writing puts, the Fund assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). During the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

   The Fund will write put options for two purposes: (1) to receive the income derived from the premiums paid by purchasers; and (2) when the Investment Manager wishes to purchase the security underlying the option at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction) while the potential loss equals the difference between the exercise price of the option and the current market price of the underlying securities when the put is exercised, offset by the premium received (less the commissions paid on the transaction).

   Purchasing Call and Put Options. As stated in the Prospectus, the Fund may purchase listed and OTC call and put options on securities and stock indexes in amounts equalling up to 10% of its total assets, with a maximum of 5% of the Fund's assets invested in stock index options. The Fund may purchase call options only in order to close out a covered call position (see "Covered Call Writing" above). The purchase of a call option to effect a closing transaction on a call written over-the-counter may be a listed or OTC option. In either case, the call purchased is likely to be on the same securities and have the same terms as the written option. If purchased over-the-counter, the option would generally be acquired from the dealer or financial institution which purchased the call written by the Fund.

   The Fund may purchase put options on securities which it holds (or has the right to acquire) in its portfolio only to protect itself against a decline in the value of the security. If the value of the underlying security were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. The Fund may also purchase put options to close out written put positions in a manner similar to call options closing purchase transactions. In addition, the Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. And such gain or loss could be offset in whole or in part by a change in the market value of the underlying security. If a put option purchased by the Fund expired without being sold or exercised, the premium would be lost.

   Risks of Options Transactions. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The secured put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

   Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell an underlying security at a time when it might otherwise be advantageous to do so. A secured put option writer who is unable to effect a closing purchase transaction would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised. In addition, a secured put writer would be unable to utilize the amount held in cash or U.S. government or other liquid portfolio securities as security for the put option for other investment purposes until the exercise or expiration of the option.

   The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on Option Exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options. However, the Fund may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Fund is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

   Among the possible reasons for the absence of a liquid secondary market on an Exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an Exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an Exchange; (v) inadequacy of the facilities of an Exchange or the OCC to handle current trading volume; or (vi) a decision by one or more Exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would generally continue to be excerisable in accordance with their terms.

   In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Investment Manager.

   Each of the Exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). An Exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

   The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

   Stock Index Options. Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indexes may have different multipliers. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash and a gain or loss depends on price movements in the stock market generally (or in a particular segment of the market) rather than the price movements in individual stocks. Currently, options are traded on the S&P 100 Index and the S&P 500 Index on the Chicago Board Options Exchange, the Major Market Index and the Computer Technology Index, Oil Index and Institutional Index on the American Stock Exchange and the NYSE Index and NYSE Beta Index on the New York Stock Exchange, The Financial News Composite Index on the Pacific Stock Exchange and the Value Line Index, National O-T-C Index and Utilities Index on the Philadelphia Stock Exchange, each of which and any similar index on which options are traded in the future which include stocks that are not limited to any particular industry or segment of the market is referred to as a "broadly based stock market index." The Fund will invest only in broadly based indexes. Options on broad-based stock indexes provide the Fund with a means of protecting the Fund against the risk of market wide price movements. If the Investment Manager anticipates a market decline, the Fund could purchase a stock index put option. If the expected market decline materialized, the resulting decrease in the value of the Fund's portfolio would be offset to the extent of the increase in the value of the put option. If the Investment Manager anticipates a market rise, the Fund may purchase a stock index call option to enable the Fund to participate in such rise until completion of anticipated common stock purchases by the Fund. Purchases and sales of stock index options also enable the Investment Manager to more speedily achieve changes in the Fund's equity positions.

   The Fund will write put options on stock indexes only if such positions are covered by cash, U.S. government securities or other liquid portfolio securities equal to the aggregate exercise price of the puts, or by a put option on the same stock index with a strike price no lower than the strike price of the put option sold by the Fund, which cover is held for the Fund in a segregated account maintained for it by the Fund's Custodian. All call options on stock indexes written by the Fund will be covered either by a portfolio of stocks substantially replicating the movement of the index underlying the call option or by holding a separate call option on the same stock index with a strike price no higher than the strike price of the call option sold by the Fund.

   Risks of Options on Indexes. Because exercises of stock index options are settled in cash, call writers such as the Fund cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it had been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decrease in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

   A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

   If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.

   Futures Contracts. As stated in the Prospectus, the Fund may purchase and sell interest rate and stock index futures contracts ("futures contracts") that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates ("interest rate" futures) and such indexes as the S&P 500 Index, the Moody's Investment-Grade Corporate Bond Index and the New York Stock Exchange Composite Index ("index" futures).

   As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

   The Fund will purchase or sell interest rate futures contracts and bond index futures contracts for the purpose of hedging its fixed-income portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If the Investment Manager anticipates that interest rates may rise and, concomitantly, the price of fixed-income securities falls, the Fund may sell an interest rate futures contract or a bond index futures contract. If declining interest rates are anticipated, the Fund may purchase an interest rate futures contract to protect against a potential increase in the price of U.S. Government securities the Fund intends to purchase. Subsequently, appropriate fixed-income securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.

   The Fund will purchase or sell stock index futures contracts for the purpose of hedging its equity portfolio (or anticipated portfolio) securities against changes in their prices. If the Investment Manager anticipates that the prices of stock held by the Fund may fall, the Fund may sell a stock index futures contract. Conversely, if the Investment Manager wishes to hedge against anticipated price rises in those stocks which the Fund intends to purchase, the Fund may purchase stock index futures contracts. In addition, interest rate and stock index futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

   Although most interest rate futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Stock index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of equity security and the same delivery date. If the sales price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

   Interest Rate Futures Contracts. When the Fund enters into an interest rate futures contract, it is initially required to deposit with the Fund's Custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash or U.S. Government securities or other liquid portfolio securities equal to approximately 2% of the contract amount. Initial margin requirements are established by the Exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the Exchanges.

   Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Fund may be required to make subsequent deposits of cash or U.S. Government securities called "variation margin," with the Fund's futures contract clearing broker, which are reflective of price fluctuations in the futures contract. Currently, interest rate futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, U.S. Treasury Notes with Maturities between 6 1/2 and 10 years, GNMA Certificates and Bank Certificates of Deposit.

   Index Futures Contracts. As discussed in the Prospectus, the Fund may invest in index futures contracts. An index futures contract sale creates an obligation by the Fund, as seller, to deliver cash at a specified future time. An index futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of cash at a specified future time. Futures contracts on indexes do not require the physical delivery of securities, but provide for a final cash settlement on the expiration date which reflects accumulated profits and losses credited or debited to each party's account.

   The Fund is required to maintain margin deposits with brokerage firms through which it effects index futures contracts in a manner similar to that described above for interest rate futures contracts. Currently, the initial margin requirements range from 3% to 10% of the contract amount for index futures. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Fund may be required to make additional margin payments during the term of the contract.

   At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or a gain.

   Currently, index futures contracts can be purchased or sold with respect to, among others, the Standard & Poor's 500 Stock Price Index and the Standard & Poor's 100 Stock Price Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Index on the New York Futures Exchange, the Major Market Index on the American Stock Exchange, the Value Line Stock Index on the Kansas City Board of Trade and the Moody's Investment-Grade Corporate Bond Index on the Chicago Board of Trade.

   Options on Futures Contracts. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   The Fund will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the Investment Manager wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its fixed-income portfolio, it might write a call option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the Investment Manager seeks to hedge. Any premiums received in the writing of options on futures contracts may, of course, augment the total return of the Fund and thereby provide a further hedge against losses resulting from price declines in portions of the Fund's portfolio.

   The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

   Limitations on Futures Contracts and Options on Futures. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's assets which may be subject to a hedge position. In addition, in accordance with the regulations of the Commodity Futures Trading Commission ("CFTC") under which the Fund is exempted from registration as a commodity pool operator, the Fund may only enter into futures contracts and options on futures contracts transactions for purposes of hedging a part or all of its portfolio. If the CFTC changes its regulations so that the Fund would be permitted to write options on futures contracts for purposes other than hedging the Fund's investments without CFTC registration, the Fund may engage in such transactions for those purposes. Except as described above, there are no other limitations on the use of futures and options thereon by the Fund.

   Risks of Transactions in Futures Contracts and Related Options. The Fund may sell a futures contract to protect against the decline in the value of securities held by the Fund. However, it is possible that the futures market may advance and the value of securities held in the portfolio of the Fund may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio will tend to move in the same direction as the futures contracts.

   If the Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Investment Manager may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

   If the Fund maintains a short position in a futures contract or has sold a call option in a futures contract, it will cover this position by holding, in a segregated account maintained at its Custodian, cash, U.S. Government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

   In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. Government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained for the Fund by its Custodian. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

   Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

   In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Investment Manager.

   There may exist an imperfect correlation between the price movements of futures contracts purchased by the Fund and the movements in the prices of the securities which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationship between the securities and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of stock price or interest rate trends by the Investment Manager may still not result in a successful hedging transaction.

   There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent the Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

   Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities.

FOREIGN SECURITIES

   As stated in the Prospectus, the Fund may invest in securities issued by foreign issuers. Investors should carefully consider the risks of investing in securities of foreign issuers and securities denominated in non-U.S. currencies. Fluctuations in the relative rates of exchange between the currencies of different nations will affect the value of the Fund's investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and thereby impact upon the Fund's total return on such assets.

   Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade.

   Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

   Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of Fund trades effected in such markets. Inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments.

REPURCHASE AGREEMENTS

   When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

   While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager subject to procedures established by the Board of Trustees of the Fund. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS

   From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. The Fund will also establish a segregated account with its custodian bank in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis. During the fiscal year ended December 31, 1997, the Fund did not purchase securities on a when-issued, delayed delivery or forward commitment basis.

WHEN, AS AND IF ISSUED SECURITIES

   The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also establish a segregated account with its custodian bank in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities. The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made (see "Investment Restrictions"). An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Investment Manager and the Trustees do not believe that the net asset value of the Fund will be adversely affected by its purchase of securities on such basis. During the fiscal year ended December 31, 1997, the Fund did not purchase securities on a "when, as and if issued" basis. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

PRIVATE PLACEMENTS

   The Fund may invest up to 5% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A of the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

   Rule 144A under the Securities Act permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which under current policy may not exceed 15% of the Fund's net assets.

INVESTMENT RESTRICTIONS
-----------------------------------------------------------------------------

   In addition to the investment restrictions enumerated in the Prospectus, the investment restrictions listed below have been adopted by the Fund as fundamental policies, except as otherwise indicated. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. Such a majority is defined as the lesser of (a) 67% or more of the shares present at a meeting of Shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions:
(i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

   The Fund may not:

      1. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee/director of the Fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and trustees/directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

      2. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

      3. Purchase or sell commodities except that the Fund may purchase or sell (write) futures contracts and related options.

      4. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

      5. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

      6. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

      7. Pledge its assets or assign or otherwise encumber them except to secure borrowings effected within the limitations set forth in restriction
   (6). For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

      8. Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) borrowing money in accordance with restrictions described above; or (c) lending portfolio securities.

      9. Make loans of money or securities, except: (a) by the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

     10. Make short sales of securities.

     11. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

     12. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

     13. Invest for the purpose of exercising control or management of any other issuer.

   Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE
-----------------------------------------------------------------------------

   Subject to the general supervision of the Board of Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. For the fiscal years ended December 31, 1995, 1996 and 1997 the Fund paid a total of $6,911,661, $11,278,417 and $15,385,470, respectively in brokerage commissions.


   The Investment Manager currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of the Investment Manager to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary public offerings, the Investment Manager utilizes a pro rata allocation process based on the size of the Dean Witter Funds involved and the number of shares available from the public offering.


   The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

   In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. During the fiscal year ended December 31, 1997, the Fund paid $13,487,395 in brokerage commissions in connection with transactions in the aggregate amount of $10,756,352,989 to brokers because of research services provided.

   The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and thereby reduce its expenses, it is of indeterminable value and the management fee paid to the Investment Manager is not reduced by any amount that may be attributable to the value of such services.

   Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. The Fund will limit its transactions with DWR to U.S. Government and Government Agency Securities, Bank Money Instruments (i.e., Certifi-cates of Deposit and Bankers' Acceptances) and Commercial Paper. Such transactions will be effected with DWR only when the price available from DWR is better than that available from other dealers. During the fiscal years ended December 31, 1995, 1996 and 1997, the Fund did not effect any principal transactions with DWR.

   Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR, Morgan Stanley & Co. Incorporated ("MS & Co.") and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested" persons of the Fund, as defined in the Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer. During the fiscal years ended December 31, 1995, 1996 and 1997, the Fund paid a total of $989,462, $902,407 and $1,122,089, respectively, in brokerage commissions to DWR. During the fiscal year ended December 31, 1997, the brokerage commissions paid to DWR represented approximately 7.29% of the total brokerage commissions paid by the Fund during the year and were paid on account of transactions having an aggregate dollar value equal to approximately 8.89% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid. During the period June 1 through December 31, 1997, the Fund paid a total of $551,901 in brokerage commissions to MS & Co., which broker-dealer became an affiliate of the Investment Manager on May 31, 1997 upon consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. The brokerage commissions paid to MS & Co. represented approximately 3.59% of the total brokerage commissions paid by the Fund for this period and were paid on account of transactions having an aggregate dollar value equal to approximately 5.02% of the aggregate dollar value of all portfolio transactions of the Fund during the period for which commissions were paid.

   During the fiscal year ended December 31, 1997, the Fund purchased common stock issued by Merrill Lynch, Pierce, Fenner & Smith Inc. and Lehman Brothers Inc. which issuers were among the ten brokers or the ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the year. At December 31, 1997, the Fund held common stock issued by Merrill Lynch, Pierce, Fenner & Smith Inc. and Lehman Brothers Inc. with market values of $47,409,375 and $20,400,000, respectively.

THE DISTRIBUTOR
-----------------------------------------------------------------------------

   As discussed in the Prospectus, shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"). The Distributor has entered into a selected dealer agreement with DWR, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDW. The Board of Trustees of the Fund including a majority of the Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the Act ( the "Independent Trustees"), approved, at their meeting held on June 30, 1997, the current Distribution Agreement appointing the Distributor as exclusive distributor of the Fund's shares and providing for the Distributor to bear distribution expenses not borne by the Fund. By its terms, the Distribution Agreement has an initial term ending April 30, 1998 and will remain in effect from year to year thereafter if approved by the Board.

   The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. Such expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to account executives. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws. The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

PLAN OF DISTRIBUTION

   The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following annual rates: 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the plan of distribution adopted by the Fund (the "Prior Plan") on April 30, 1984 (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Prior Plan's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived, or (b) the average daily net assets of Class B shares attributable to shares issued, net of shares redeemed, since the inception of the Prior Plan. The Distributor also receives the proceeds of front-end sales charges and of contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan (see "Purchase of Fund Shares" in the Prospectus). The Distributor has informed the Fund that it and/or DWR received (a) approximately $3,588,974, $3,792,237 and $4,721,534 in contingent deferred sales charges from Class B for the fiscal years ended December 31, 1995, 1996 and 1997, respectively; (b) approximately $0 and $3,192 in contingent deferred sales charges from Class A and Class C, respectively, for the fiscal year ended December 31, 1997; and (c) approximately $202,038 in front-end sales charges from Class A for the fiscal year ended December 31, 1997, none of which was retained by the Distributor.

   The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class's average daily net assets are currently each characterized as a "service fee" under the Rules of the Association of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the aforementioned Rules of the Association.

   The Plan is substantially identical to the Prior Plan and was adopted by the Fund solely in connection with its reorganization as a Massachusetts business trust in April, 1987. The Plan was adopted by a majority vote of the Board of Trustees, including all of the Trustees of the Fund who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan (the "Independent 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on the Plan, on April 15, 1987 and by the shareholders holding a majority, as defined in the Act, of the outstanding voting securities of the Fund at an Annual Meeting of Shareholders of the Fund held on April 21, 1987.

   At their meeting held on October 30, 1992, the Trustees of the Fund, including all of the Independent 12b-1 Trustees, approved certain amendments to the Plan which took effect in January, 1993 and were designed to reflect the fact that upon an internal reorganization the share distribution activities theretofore performed for the Fund by DWR were assumed by the Distributor and DWR's sales activities are now being performed pursuant to the terms of a selected dealer agreement between the Distributor and DWR. The amendments provide that payments under the Plan will be made to the Distributor rather than to DWR as before the amendment, and that the Distributor in turn is authorized to make payments to DWR, its affiliates or other selected broker-dealers (or direct that the Fund pay such entities directly). The Distributor is also authorized to retain part of such fee as compensation for its own distribution-related expenses. At their meeting held on April 28, 1993, the Trustees, including a majority of the Independent 12b-1 Trustees, approved certain technical amendments to the Plan in connection with amendments adopted by the National Association of Securities Dealers, Inc. to its Rules of the Association. At their meeting held on October 26, 1995, the Trustees of the Fund, including all of the Independent 12b-1 Trustees, approved an amendment to the Plan to permit payments to be made under the Plan with respect to certain distribution expenses incurred in connection with the distribution of shares, including personal services to shareholders with respect to holdings of such shares, of an investment company whose assets are acquired by the Fund in a tax-free reorganization. At their meeting held on June 30, 1997, the Trustees, including a majority of the Independent 12b-1 Trustees, approved amendments to the Plan to reflect the multiple-class structure for the Fund, which took effect on July 28, 1997.

   Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended December 31, 1997, of $30,004,099. This amount is equal to 0.83% of the average daily net assets of Class B for the fiscal year and was calculated pursuant to clause (a) of the compensation formula under the Plan. For the fiscal period July 28 through December 31, 1997, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $7,380 and $26,712, respectively, which amounts are equal to 0.25% and 1.00% of the average daily net assets of Class A and Class C, respectively, for such period.

   The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes of shares, each with a different distribution arrangement as set forth in the Prospectus.

   With respect to Class A shares, DWR compensates its account executives by paying them, from proceeds of the front-end sales charge, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the account executives or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored 401(k) and other plans qualified under Section 401(a) of the Internal Revenue Code ("Qualified Retirement Plans") for which Morgan Stanley Dean Witter Trust FSB ("MSDW Trust") serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, the Investment Manager compensates DWR's account executives by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

   With respect to Class B shares, DWR compensates its account executives by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased on or after July 28, 1997 by Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, DWR compensates its account executives by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

   With respect to Class C shares, DWR compensates its account executives by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently a residual of up to 1.0% of the current value of the respective accounts for which they are the account executives of record.

   With respect to Class D shares other than shares held by participants in the InterCapital mutual fund asset allocation program, the Investment Manager compensates DWR's account executives by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates DWR's account executives by paying them, from its own funds, an annual residual commission, currently a residual of up to 0.10% of the current value of the respective accounts for which they are the account executives of record (not including accounts of participants in the InterCapital mutual fund asset allocation program).

   The gross sales credit is a charge which reflects commissions paid by DWR to its account executives and DWR's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating DWR's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other expenses relating to branch promotion of Fund sales. The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

   The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to account executives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent 12b-1 Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to account executives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.

   Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended December 31, 1997 to the Distributor. The Distributor and DWR estimate that they have spent, pursuant to the Plan, $190,354,031 on behalf of Class B since the inception of the Prior Plan. It is estimated that this amount was spent in approximately the following ways:
(i) 3.83% ($7,290,650)--advertising and promotional expenses; (ii) 0.34% ($654,259)--printing of prospectuses for distribution to other than current shareholders; and (iii) 95.83% ($182,409,122)--other expenses, including the gross sales credit and the carrying charge, of which 7.09% ($12,930,176) represents carrying charges, 37.39% ($68,198,328)
represents commission credits to DWR branch offices for payments of commissions to account executives and 55.52% ($101,280,618) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and Class C for distribution during the fiscal period July 28 through December 31, 1997 were for expenses which relate to compensation of sales personnel and associated overhead expenses.

   In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan and (ii) the proceeds of contingent deferred sales charges paid by investors upon redemption of shares. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by DWR which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totalled $72,540,376 as of December 31, 1997. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.

   No interested person of the Fund nor any Trustee of the Fund who is not an interested person of the Fund, as defined in the Act, has any direct financial interest in the operation of the Plan except to the extent that the Distributor, InterCapital, DWR, DWSC or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

   Under its terms, the Plan had an initial term ending December 31, 1996 and will continue from year to year thereafter, provided such continuance is approved annually by a vote of the Trustees in the manner described above. Prior to the Board's approval of amendments to the Plan to reflect the multiple-class structure for the Fund, the most recent continuance of the Plan for one year, until April 30, 1998, was approved by the Board of Trustees of the Fund, including a majority of the Independent 12b-1 Trustees, at a Board meeting held on April 24, 1997. Prior to approving the continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees of the Fund, including each of the Independent 12b-1 Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

   The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent 12b-1 Trustees shall be committed to the discretion of the Independent 12b-1 Trustees.

DETERMINATION OF NET ASSET VALUE
-----------------------------------------------------------------------------

   The net asset value per share for each Class of shares of the Fund is determined once daily as of 4:00 p.m. New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time) on each day that the New York Stock Exchange is open. The New York Stock Exchange currently observes the following holidays: New Year's Day, Reverend Dr. Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

   As stated in the Prospectus, short-term securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of sixty days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine such price does not reflect their market value, in which case they will be valued at their fair value as determined by the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

   Generally, trading in foreign securities, as well as corporate bonds, United States government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

PURCHASE OF FUND SHARES
-----------------------------------------------------------------------------

   As discussed in the Prospectus, the Fund offers four Classes of shares as follows:

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

   Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except in the circumstances discussed in the Prospectus.

   Right of Accumulation. As discussed in the Prospectus, investors may combine the current value of shares purchased in separate transactions for purposes of benefitting from the reduced sales charges available for purchases of shares of the Fund totalling at least $25,000 in net asset value. For example, if any person or entity who qualifies for this privilege holds Class A shares of the Fund and/or other Dean Witter Funds that are multiple class funds ("Dean Witter Multi-Class Funds") or shares of other Dean Witter Funds sold with a front-end sales charge purchased at a price including a front-end sales charge having a current value of $5,000, and purchases $20,000 of additional shares of the Fund, the sales charge applicable to the $20,000 purchase would be 4.75% of the offering price.

   The Distributor must be notified by the selected broker-dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of

Accumulation. Similar notification must be made in writing by the selected broker-dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Distributor or Morgan Stanley Dean Witter Trust FSB (the "Transfer Agent") fails to confirm the investor's represented holdings.


   Letter of Intent. As discussed in the Prospectus, reduced sales charges are available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from the Distributor or from a single Selected Broker-Dealer.

   A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a thirteen-month period. Each purchase of Class A shares made during the period will receive the reduced sales commission applicable to the amount represented by the goal, as if it were a single purchase. A number of shares equal in value to 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the shareholder. The initial purchase under a Letter of Intent must be equal to at least 5% of the stated investment goal.

   The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the shareholder to liquidate a sufficient number of his or her escrowed shares to obtain such difference.

   If the goal is exceeded and purchases pass the next sales charge level, the sales charge on the entire amount of the purchase that results in passing that level and on subsequent purchases will be subject to further reduced sales charges in the same manner as set forth above under "Right of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. For the purpose of determining whether the investor is entitled to a further reduced sales charge applicable to purchases at or above a sales charge level which exceeds the stated goal of a Letter of Intent, the cumulative current net asset value of any shares owned by the investor in any other Dean Witter Funds held by the shareholder which were previously purchased at a price including a front-end sales charge (including shares of the Fund and other Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions) will be added to the cost or net asset value of shares of the Fund owned by the investor. However, shares of "Exchange Funds" (see "Shareholder Services--Exchange Privilege") and the purchase of shares of other Dean Witter Funds will not be included in determining whether the stated goal of a Letter of Intent has been reached.

   At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, only shares purchased during the previous 90-day period and still owned by the shareholder will be included in the new sales charge reduction. The 5% escrow and minimum purchase requirements will be applicable to the new stated goal. Investors electing to purchase shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES

   Class B shares are sold without an initial sales charge but are subject to a CDSC payable upon most redemptions within six years after purchase. As stated in the Prospectus, a CDSC will be imposed on any redemption by an investor if after such redemption the current value of the investor's Class B shares of the Fund is less than the dollar amount of all payments by the shareholder for the purchase of Class B shares during the preceding six years (or, in the case of shares held by certain Qualified Retirement Plans, three years). However, no CDSC will be imposed to the extent that the net asset value of the shares redeemed does not exceed: (a) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) prior to the redemption, plus (b) the current net asset value of shares purchased through reinvestment of dividends or distributions of the Fund or another Dean Witter Fund (see "Shareholder Services--Targeted

Dividends"), plus (c) the current net asset value of shares acquired in exchange for (i) shares of Dean Witter front-end sales charge funds, or (ii) shares of other Dean Witter Funds for which shares of front-end sales charge funds have been exchanged (see "Shareholder Services--Exchange Privilege"), plus (d) increases in the net asset value of the investor's shares above the total amount of payments for the purchase of Fund shares made during the preceding six (three) years. The CDSC will be paid to the Distributor.

   In determining the applicability of the CDSC to each redemption, the amount which represents an increase in the net asset value of the investor's shares above the amount of the total payments for the purchase of shares within the last six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) will be redeemed first. In the event the redemption amount exceeds such increase in value, the next portion of the amount redeemed will be the amount which represents the net asset value of the investor's shares purchased more than six (three) years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of Dean Witter front-end sales charge funds, or for shares of other Dean Witter funds for which shares of front-end sales charge funds have been exchanged. A portion of the amount redeemed which exceeds an amount which represents both such increase in value and the value of shares purchased more than six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in the above-described exchanges will be subject to a CDSC.

   The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares of the Fund until the time of redemption of such shares. For purposes of determining the number of years from the time of any payment for the purchase of shares, all payments made during a month will be aggregated and deemed to have been made on the last day of the month. The following table sets forth the rates of the CDSC applicable to most Class B shares of the Fund:

         YEAR SINCE
          PURCHASE             CDSC AS A PERCENTAGE
        PAYMENT MADE            OF AMOUNT REDEEMED
---------------------------  ------------------------
First ......................            5.0%
Second .....................            4.0%
Third ......................            3.0%
Fourth .....................            2.0%
Fifth ......................            2.0%
Sixth ......................            1.0%
Seventh and thereafter  ....           None

   The following table sets forth the rates of the CDSC applicable to Class B shares of the Fund purchased on or after July 28, 1997 by Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement:

        YEAR SINCE
         PURCHASE            CDSC AS A PERCENTAGE
       PAYMENT MADE           OF AMOUNT REDEEMED
-------------------------  ------------------------
First ....................            2.0%
Second ...................            2.0%
Third ....................            1.0%
Fourth and thereafter ....            None

   In determining the rate of the CDSC, it will be assumed that a redemption is made of shares held by the investor for the longest period of time within the applicable six-year or three-year period. This will result in any such CDSC being imposed at the lowest possible rate. The CDSC will be imposed, in accordance with the table shown above, on any redemptions within six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) of purchase which are in excess of these amounts and which redemptions do not qualify for waiver of the CDSC, as described in the Prospectus.

LEVEL LOAD ALTERNATIVE--CLASS C SHARES

   Class C shares are sold without a sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase, except in the circumstances discussed in the Prospectus.

NO LOAD ALTERNATIVE--CLASS D SHARES

   Class D shares are offered without any sales charge on purchase or redemption. Class D shares are offered only to those persons meeting the qualifications set forth in the Prospectus.

SHAREHOLDER SERVICES
-----------------------------------------------------------------------------

   Upon the purchase of shares of the Fund, a Shareholder Investment Account is opened for the investor on the books of the Fund and maintained by the Transfer Agent. This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. Whenever a shareholder-instituted transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a confirmation of the transaction from the Fund or from DWR or other selected broker-dealer.

   Automatic Investment of Dividends and Distributions. As stated in the Prospectus, all income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid, at the net asset value per share, in shares of the applicable Class of the Fund (or in cash if the shareholder so requests) as of the close of business on the record date. At any time an investor may request the Transfer Agent, in writing, to have subsequent dividends and/or capital gains distributions paid to him or her in cash rather than shares. To assure sufficient time to process the change, such request should be received by the Transfer Agent at least five business days prior to the record date of the dividend or distribution. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to DWR or other selected broker-dealer, and will be forwarded to the shareholder, upon the receipt of proper instructions. It has been and remains the Fund's policy and practice that, if checks for dividends or distributions paid in cash remain uncashed, no interest will accrue on amounts represented by such uncashed checks.

   Targeted Dividends. (Service Mark) In states where it is legally permissible, shareholders may also have all income dividends and capital gains distributions automatically invested in shares of any Class of an open-end Dean Witter Fund other than Dean Witter American Value Fund or in another Class of Dean Witter American Value Fund. Such investment will be made as described above for automatic investment in shares of the applicable Class of the Fund, at the net asset value per share of the selected Dean Witter Fund as of the close of business on the payment date of the dividend or distribution and will begin to earn dividends, if any, in the selected Dean Witter Fund the next business day. To participate in the Targeted Dividends program, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent. Shareholders of the Fund must be shareholders of the selected Class of the Dean Witter Fund targeted to receive investments from dividends at the time they enter the Targeted Dividends program. Investors should review the prospectus of the targeted Dean Witter Fund before entering the program.

   EasyInvest. (Service Mark) Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account or following redemption of shares of a Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund. Shares purchased through EasyInvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected (subject to any applicable sales charges). Shares of the Dean Witter money market funds redeemed in connection with EasyInvest are redeemed on the business day preceding the transfer of funds. For further information or to subscribe to EasyInvest, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

   Investment of Dividends or Distributions Received in Cash. As discussed in the Prospectus, any shareholder who receives a cash payment representing a dividend or distribution may invest such dividend or distribution in shares of the applicable Class at net asset value, without the imposition of a CDSC upon redemption, by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. If the shareholder returns the proceeds of a dividend or distribution, such funds must be accompanied by a signed statement indicating that the proceeds constitute a dividend or distribution to be invested. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.

   Systematic Withdrawal Plan. As discussed in the Prospectus, a systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable
CDSC) to the shareholder will be the designated monthly or quarterly amount.

   The Transfer Agent acts as agent for the shareholder in tendering to the Fund for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next following business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent, or amounts credited to a shareholder's DWR brokerage account, within five business days after the date of redemption. The Withdrawal Plan may be terminated at any time by the Fund.

   Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the share holder's original investment will be correspondingly reduced and ultimately exhausted.

   Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Although the shareholder may make additional investments of $2,500 or more under the Withdrawal Plan, withdrawals made concurrently with purchases of additional shares may be inadvisable because of the sales charges which may be applicable to purchases or redemptions of shares (see "Purchase of Fund Shares").

   Any shareholder who wishes to have payments under the Withdrawal Plan made to a third party or sent to an address other than the one listed on the account must send complete written instructions to the Transfer Agent to enroll in the Withdrawal Plan. The shareholder's signature on such instructions must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A shareholder may, at any time, change the amount and interval of withdrawal payments through his or her Account Executive or by written notification to the Transfer Agent. In addition, the party and/or the address to which checks are mailed may be changed by written notification to the Transfer Agent, with signature guarantees required in the manner described above. The shareholder may also terminate the Withdrawal Plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a regular shareholder investment account. The shareholder may also redeem all or part of the shares held in the Withdrawal Plan account (see "Redemptions and Repurchases" in the Prospectus) at any time.

   Direct Investments through Transfer Agent. As discussed in the Prospectus, shareholders may make additional investments in any Class of shares of the Fund for which they qualify at any time by sending a check in any amount, not less than $100, payable to Dean Witter American Value Fund, and indicating the selected Class, directly to the Fund's Transfer Agent. In the case of Class A shares, after deduction of any applicable sales charge, the balance will be applied to the purchase of Fund shares, and, in the case of shares of the other Classes, the entire amount will be applied to the purchase of Fund shares, at the net asset value per share next computed after receipt of the check or purchase payment by the Transfer Agent. The shares so purchased will be credited to the investor's account.

EXCHANGE PRIVILEGE

   As discussed in the Prospectus, the Fund makes available to its shareholders an Exchange Privilege whereby shareholders of each Class of shares of the Fund may exchange their shares for shares of the same Class of shares of any other Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of any of the following funds: Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter Funds which are money market funds (the foregoing nine funds are hereinafter referred to as the "Exchange Funds"). Class A shares may also be exchanged for shares of Dean Witter Multi-State Municipal Series Trust and Dean Witter Hawaii Municipal Trust, which are Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Class B shares may also be exchanged for shares of Dean Witter Global Short-Term Income Fund Inc. ("Global Short-Term"), which is a Dean Witter Fund offered with a CDSC. Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss.

   Any new account established through the Exchange Privilege will have the same registration and cash dividend or dividend reinvestment plan as the present account, unless the Transfer Agent receives written notification to the contrary. For telephone exchanges, the exact registration of the existing account and the account number must be provided.

   Any shares held in certificate form cannot be exchanged but must be forwarded to the Transfer Agent and deposited into the shareholder's account before being eligible for exchange. (Certificates mailed in for deposit should not be endorsed.)

   As described below, and in the Prospectus under the caption "Purchase of Fund Shares," a CDSC may be imposed upon a redemption, depending on a number of factors, including the number of years from the time of purchase until the time of redemption or exchange ("holding period"). When shares of a Dean Witter Multi-Class Fund or Global Short-Term are exchanged for shares of an Exchange Fund, the exchange is executed at no charge to the shareholder, without the imposition of the CDSC at the time of the exchange. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period or "year since purchase payment made" is frozen. When shares are redeemed out of the Exchange Fund, they will be subject to a CDSC which would be based upon the period of time the shareholder held shares in a Dean Witter Multi-Class Fund or in Global Short-Term. However, in the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees incurred on or after that date which are attributable to those shares. Shareholders acquiring shares of an Exchange Fund pursuant to this exchange privilege may exchange those shares back into a Dean Witter Multi-Class Fund or Global Short-Term from the Exchange Fund, with no CDSC being imposed on such exchange. The holding period previously frozen when shares were first exchanged for shares of the Exchange Fund resumes on the last day of the month in which shares of a Dean Witter Multi-Class Fund or of Global Short-Term are reacquired. A CDSC is imposed only upon an ultimate redemption, based upon the time (calculated as described above) the shareholder was invested in a Dean Witter Multi-Class Fund or in Global

Short-Term. In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in a FSC Fund.

   When shares initially purchased in a Dean Witter Multi-Class Fund or Global Short-Term are exchanged for shares of a Dean Witter Multi-Class Fund, shares of Global Short-Term, shares of a FSC Fund or shares of an Exchange Fund, the date of purchase of the shares of the fund exchanged into, for purposes of the CDSC upon redemption, will be the last day of the month in which the shares being exchanged were originally purchased. In allocating the purchase payments between funds for purposes of the CDSC, the amount which represents the current net asset value of shares at the time of the exchange which were (i) purchased more than one, three or six years (depending on the CDSC schedule applicable to the shares) prior to the exchange, (ii) originally acquired through reinvestment of dividends or distributions and
(iii) acquired in exchange for shares of FSC Funds, or for shares of other Dean Witter Funds for which shares of FSC Funds have been exchanged (all such shares called "Free Shares"), will be exchanged first. After an exchange, all dividends earned on shares in an Exchange Fund will be considered Free Shares. If the exchanged amount exceeds the value of such Free Shares, an exchange is made, on a block-by-block basis, of non-Free Shares held for the longest period of time (except that, with respect to Class B shares, if shares held for identical periods of time but subject to different CDSC schedules are held in the same Exchange Privilege account, the shares of that block that are subject to a lower CDSC rate will be exchanged prior to the shares of that block that are subject to a higher CDSC rate). Shares equal to any appreciation in the value of non-Free Shares exchanged will be treated as Free Shares, and the amount of the purchase payments for the non-Free Shares of the fund exchanged into will be equal to the lesser of (a) the purchase payments for, or (b) the current net asset value of, the exchanged non-Free Shares. If an exchange between funds would result in exchange of only part of a particular block of non-Free Shares, then shares equal to any appreciation in the value of the block (up to the amount of the exchange) will be treated as Free Shares and exchanged first, and the purchase payment for that block will be allocated on a pro rata basis between the non-Free Shares of that block to be retained and the non-Free Shares to be exchanged. The prorated amount of such purchase payment attributable to the retained non-Free Shares will remain as the purchase payment for such shares, and the amount of purchase payment for the exchanged non-Free Shares will be equal to the lesser of (a) the prorated amount of the purchase payment for, or (b) the current net asset value of, those exchanged non-Free Shares. Based upon the procedures described in the Prospectus under the caption "Purchase of Fund Shares," any applicable CDSC will be imposed upon the ultimate redemption of shares of any fund, regardless of the number of exchanges since those shares were originally purchased.

   With respect to the redemption or repurchase of shares of the Fund, the application of proceeds to the purchase of new shares in the Fund or any other of the funds and the general administration of the Exchange Privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's selected broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any selected broker-dealer.

   The Distributor and any selected broker-dealer have authorized and appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other fund and the general administration of the Exchange Privilege. No commission or discounts will be paid to the Distributor or any selected broker-dealer for any transactions pursuant to this Exchange Privilege.

   Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. (The minimum initial investment for the Exchange Privilege account of each Class is $5,000 for Dean Witter Liquid Asset Fund Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter California Tax-Free Daily Income Trust and Dean Witter New York Municipal Money Market Trust, although those funds may, in their discretion, accept initial investments of as low as $1,000. The minimum initial investment for the Exchange Privilege account of each Class is $10,000 for Dean Witter Short-Term U.S. Treasury Trust, although that fund, in its discretion, may accept initial purchases of as low as $5,000. The minimum initial investment for the Exchange Privilege account of each Class is $5,000 for Dean Witter Special Value Fund. The minimum initial investment for the Exchange Privilege account of each Class of all other Dean Witter Funds for which the Exchange Privilege is available is $1,000.) Upon exchange into an Exchange Fund, the shares of that fund will be held in a special Exchange Privilege Account separately from accounts of those shareholders who have acquired their shares directly from that fund. As a result, certain services normally available to shareholders of those funds, including the check writing feature, will not be available for funds held in that account.

   The Fund and each of the other Dean Witter Funds may limit the number of times this Exchange Privilege may be exercised by any investor within a specified period of time. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of the Dean Witter funds for whichshares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days' prior written notice for termination or material revision), provided that six months' prior written notice of termination will be given to the shareholders who hold shares of Exchange Funds pursuant to the Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised without notice at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits (provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist) or
(e) if the Fund would be unable to invest amounts effectively in accordance with its investment objective, policies and restrictions.

   For further information regarding the Exchange Privilege, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
-----------------------------------------------------------------------------

   Redemption. As stated in the Prospectus, shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds will be reduced by the amount of any applicable CDSC. If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption. The share certificate, or an accompanying stock power, and the request for redemption, must be signed by the shareholder or shareholders exactly as the shares are registered. Each request for redemption, whether or not accompanied by a share certificate, must be sent to the Fund's Transfer Agent, which will redeem the shares at their net asset value next computed (see "Purchase of Fund Shares") after it receives the request, and certificate, if any, in good order. Any redemption request received after such computation will be redeemed at the next determined net asset value. The term "good order" means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. If redemption is requested by a corporation, partnership, trust or fiduciary, the Transfer Agent may require that written evidence of authority acceptable to the Transfer Agent be submitted before such request is accepted.

   Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to any person other than the record owner, or if the proceeds are to be paid to a corporation (other than the Distributor or a selected broker-dealer for the account of the shareholder), partnership, trust or fiduciary, or sent to the shareholder at an address other than the registered address, signatures must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements from time to time upon notice to shareholders, which may be by means of a supplement to the prospectus or a new prospectus.

   Repurchase. As stated in the Prospectus, DWR and other selected broker-dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other selected broker-dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next computed after such purchase order is received by DWR or other selected broker-dealer reduced by any applicable CDSC.

   Payment for Shares Redeemed or Repurchased. As discussed in the Prospectus, payment for shares of any Class presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission by order so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in
(b) or (c) exist. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). It has been and remains the Fund's policy and practice that, if checks for redemption proceeds remain uncashed, no interest will accrue on amounts represented by such uncashed checks. Shareholders maintaining margin accounts with DWR or another selected broker-dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

   Transfers of Shares. In the event a shareholder requests a transfer of any shares to a new registration, such shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

   Reinstatement Privilege. As discussed in the Prospectus, a shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class at the net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent.

   Exercise of the reinstatement privilege will not affect the federal income tax treatment of any gain or loss realized upon the redemption or repurchase, except that if the redemption or repurchase resulted in a loss and reinstatement is made in shares of the Fund, some or all of the loss, depending on the amount reinstated, will not be allowed as a deduction for federal income tax purposes but will be applied to adjust the cost basis of the shares acquired upon reinstatement.

DIVIDENDS, DISTRIBUTIONS AND TAXES
-----------------------------------------------------------------------------

   As discussed in the Prospectus under "Dividends, Distributions and Taxes," the Fund will determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment.

If any such gains are retained, the Fund will pay federal income tax thereon, and shareholders at year-end will be able to claim their share of the tax paid by the Fund as a credit against their individual federal income tax.

   Gains or losses on the Fund's transactions in listed non-equity options, futures and options on futures generally are treated as 60% long-term and 40% short-term. When the Fund engages in options and futures transactions, various tax regulations applicable to the Fund may have the effect of causing the Fund to recognize a gain or loss for tax purposes before the gain or loss is realized, or to defer recognition of a realized loss for tax purposes. Recognition, for taxes purposes, of an unrealized loss may result in a lesser amount of the Fund's realized gains being available for annual distribution.

   Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than twelve months. Gains or losses on the sale of securities with a tax holding period of twelve months or less will be short-term gains or losses.

   Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction. The Treasury intends to issue regulations to permit shareholders to take into account their proportionate share of the Fund's capital gains distributions that will be subject to a reduced rate under the Taxpayer Relief Act of 1997. The Taxpayer Relief Act reduces the maximum tax on long-term capital gains from 28% to 20%; however, it also lengthens the required holding period to obtain the lower rate from more than 12 months to more than 18 months. The lower rates do not apply to collectibles and certain other assets. Additionally, the maximum capital gain rate for assets that are held more than five years and that are acquired after December 31, 2000 is 18%.

   The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, realized during any fiscal year in which it distributes such income and capital gains to its shareholders. In addition, the Fund intends to distribute to its shareholders each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. Shareholders will normally have to pay federal income taxes, and any state and/or local income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed received by the shareholder in the prior year.

   As stated under "Investment Practices and Policies," the Fund may invest up to 35% of its portfolio in securities other than common stocks, including U.S. Government securities. Under current federal tax law, the Fund will receive net investment income in the form of interest by virtue of holding Treasury bills, notes and bonds, and will recognize income attributable to it from holding zero coupon Treasury securities. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. As an investment company, the Fund must pay out substantially all of its net investment income each year. Accordingly, the Fund, to the extent it invests in zero coupon Treasury securities, may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash receipts of interest the Fund actually received. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

   Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and some portion of the dividends are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of capital but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

   Any loss realized by shareholders upon a redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains during the six-month period.

   Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to federal, state or local taxes.

PERFORMANCE INFORMATION
-----------------------------------------------------------------------------

   As discussed in the Prospectus, from time to time the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any CDSC at the end of the one, five or ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total returns for Class B for the one, five and ten year periods ended December 31, 1997, were 26.55%, 17.80% and 17.73%, respectively.

   For periods of less than one year, the Fund quotes its total return on a non-annualized basis. Accordingly, the Fund may compute its aggregate total return for each of Class A, Class C and Class D for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value by the initial $1,000 investment and subtracting 1 from the result. The ending redeemable value is reduced by any CDSC at the end of the period. Based on the foregoing calculations, the total returns for the period July 28, 1997 through December 31, 1997 were 2.05%, 6.46% and 7.83% for Class A, Class C and Class D, respectively.

   In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, the average annual total returns of Class B for the one, five and ten year periods ended December 31, 1997, were 31.55%, 18.01% and 17.73%, respectively.

   In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the total returns for Class B for the one, five and ten year period ended December 31, 1997, were 31.55%, 128.87% and 411.49%, respectively. Based on the foregoing calculations, the total returns for Class A, Class C and Class D for the period July 28 through December 31, 1997 were 7.70%, 7.39% and 7.83%, respectively.

   The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown to the following amounts at December 31, 1997:

                           INVESTMENT AT INCEPTION OF:
             INCEPTION  --------------------------------
CLASS          DATE:    $10,000     $50,000    $100,000
----------  ----------- ---------  --------- -----------
Class A  ..   7/28/97    $ 10,205   $ 51,696  $  104,469
Class B....   3/27/80     124,526    622,630   1,245,260
Class C....   7/28/97      10,739     53,695     107,390
Class D....   7/28/97      10,783     53,915     107,830

   The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations.

SHARES OF THE FUND
-----------------------------------------------------------------------------

   The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All of the Trustees have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders also have the right under certain circumstances to remove the Trustees. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

   The Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series. The Trustees have not currently authorized any such additional series or classes of shares other than as set forth in the Prospectus.

   The Declaration of Trust further provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

   The Fund is authorized to issue an unlimited number of shares of beneficial interest.

   The Fund shall be of unlimited duration subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or the Trustees.

CUSTODIAN AND TRANSFER AGENT
-----------------------------------------------------------------------------

   The Bank of New York, 90 Washington Street, New York, New York 10286 is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. Such balances may, at times, be substantial.

   Morgan Stanley Dean Witter Trust FSB ("MSDW Trust"), Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 is the Transfer Agent of the Fund's shares and Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans described herein. MSDW Trust is an affiliate of Dean Witter InterCapital Inc., the Fund's Investment Manager, and of Dean Witter Distributors Inc., the Fund's Distributor. As Transfer Agent and Dividend Disbursing Agent, MSDW Trust's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services MSDW Trust receives a per shareholder account fee from the Fund.

INDEPENDENT ACCOUNTANTS
-----------------------------------------------------------------------------

   Price Waterhouse LLP serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

REPORTS TO SHAREHOLDERS
-----------------------------------------------------------------------------

   The Fund will send to shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent accountants, will be sent to shareholders each year.

   The Fund's fiscal year is the calendar year. The financial statements of the Fund must be audited at least once a year by independent accountants whose selection is made annually by the Fund's Board of Trustees.

LEGAL COUNSEL
-----------------------------------------------------------------------------

   Barry Fink, Esq., who is an officer and the General Counsel of the Investment Manager, is an officer and the General Counsel of the Fund.

EXPERTS
-----------------------------------------------------------------------------

   The financial statements of the Fund for the fiscal year ended December 31, 1997 included in the Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

REGISTRATION STATEMENT
-----------------------------------------------------------------------------

   This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

DEAN WITTER AMERICAN VALUE FUND
PORTFOLIO OF INVESTMENTS December 31, 1997

  NUMBER OF
    SHARES                                                                          VALUE
---------------------------------------------------------------------------------------------
              COMMON STOCKS (86.0%)
              Agriculture Related (1.3%)
    400,000   Dekalb Genetics Corp. (Class B) ................................. $ 15,700,000
    516,667   Delta & Pine Land Co.  ..........................................   15,758,343
    200,000   Pioneer Hi-Bred International, Inc.  ............................   21,450,000
                                                                               --------------
                                                                                  52,908,343
                                                                               --------------
              Auto Related (0.1%)
    127,900   Budget Group, Inc. (Class A)* ...................................    4,420,544
                                                                               --------------
              Banks (9.8%)
    350,000   Ahmanson (H.F.) & Co.  ..........................................   23,428,125
    105,000   AmSouth Bancorporation ..........................................    5,702,812
     75,000   City National Corp.  ............................................    2,770,312
    130,000   Comerica, Inc.  .................................................   11,732,500
 17,450,000   Credito Italiano SpA (Italy) ....................................   53,823,613
    275,000   Crestar Financial Corp.  ........................................   15,675,000
    687,000   Dime Bancorp, Inc.  .............................................   20,781,750
    205,000   First Security Corp.  ...........................................    8,584,375
    150,000   First Tennessee National Corp.  .................................   10,012,500
    205,000   First Union Corp.  ..............................................   10,506,250
    340,000   Mellon Bank Corp.  ..............................................   20,612,500
    200,000   Northern Trust Corp.  ...........................................   13,950,000
  1,200,000   Norwest Corp.  ..................................................   46,350,000
    360,000   PNC Bank Corp.  .................................................   20,542,500
    185,000   Southtrust Corp.  ...............................................   11,701,250
    200,000   Summit Bancorp ..................................................   10,650,000
    245,000   U.S. Bancorp ....................................................   27,424,687
    100,000   Union Planters Corp. ............................................    6,793,750
    410,000   Washington Mutual, Inc.  ........................................   26,137,500
    170,000   Wells Fargo & Co.  ..............................................   57,704,375
     93,200   Zions Bancorporation ............................................    4,194,000
                                                                               --------------
                                                                                 409,077,799
                                                                               --------------
              Beverages -Soft Drinks (0.1%)
     41,900   Coca Cola Co. ...................................................    2,791,587
                                                                               --------------
              Biotechnology (2.2%)
    350,000   Alkermes, Inc.* .................................................    6,868,750
    870,000   Biochem Pharma, Inc. (Canada)* ..................................   18,106,875
    881,000   Centocor, Inc.* .................................................   29,293,250
    300,000   Genzyme Corp. General Division*  ................................    8,287,500
    375,000   Gilead Sciences, Inc.* ..........................................   14,343,750
    385,000   IDEC Pharmaceuticals Corp.* .....................................   13,234,375
                                                                               --------------
                                                                                  90,134,500
                                                                               --------------
              Cable & Telecommunications (2.2%)
    324,000   Comcast Corp. (Class A) ......................................... $ 10,287,000
  1,090,000   Comcast Corp. (Class A Special) .................................   34,335,000
    550,000   Cox Communications, Inc. (Class A)* .............................   22,034,375
    900,000   Tele-Communications, Inc. (Class A)* ............................   25,087,500
                                                                               --------------
                                                                                  91,743,875
                                                                               --------------
              Cable Television Equipment (0.4%)
    300,000   CIENA Corp.* ....................................................   18,337,500
                                                                               --------------
              Capital Goods (0.6%)
    325,000   General Electric Co. ............................................   23,846,875
                                                                               --------------
              Communications Equipment (0.2%)
    180,000   Cisco Systems, Inc.* ............................................   10,035,000
                                                                               --------------
              Computer Services (0.5%)
    400,000   Paychex, Inc. ...................................................   20,250,000
                                                                               --------------
              Computer Software (4.5%)
    320,000   BMC Software, Inc.* .............................................   20,960,000
     69,000   Citrix Systems, Inc.* ...........................................    5,244,000
              Computer Associates
    800,000   International, Inc.  ............................................   42,300,000
    730,000   Compuware Corp.* ................................................   23,360,000
    117,500   Manugistics Group, Inc.* ........................................    5,214,062
  1,000,000   PeopleSoft, Inc.* ...............................................   38,750,000
    510,000   Platinum Technology, Inc.* ......................................   14,407,500
     40,000   SAP AG (Pref.)(Germany) .........................................   13,092,325
    440,500   Veritas Software Corp.* .........................................   22,300,312
                                                                               --------------
                                                                                 185,628,199
                                                                               --------------
              Consumer Business Services (2.2%)
    700,000   Automatic Data Processing, Inc. .................................   42,962,500
    500,000   Corrections Corp. of America* ...................................   18,531,250
    635,000   Sysco Corp. .....................................................   28,932,187
                                                                               --------------
                                                                                  90,425,937
                                                                               --------------
              Consumer -Products (10.5%)
    385,000   Alberto-Culver Co. (Class B) ....................................   12,344,062
    875,000   Albertson's, Inc. ...............................................   41,453,125
    400,000   Clorox Co. ......................................................   31,625,000
    600,000   CVS Corp. .......................................................   38,437,500
  1,020,000   Fred Meyer, Inc.* ...............................................   37,102,500
    500,000   Heinz (H.J.) Co. ................................................   25,406,250
  1,000,000   Kroger Co.* .....................................................   36,937,500
    920,000   Nabisco Holdings Corp. (Class A) ................................   44,562,500

                      SEE NOTES TO FINANCIAL STATEMENTS

                               46

DEAN WITTER AMERICAN VALUE FUND
PORTFOLIO OF INVESTMENTS December 31, 1997, continued

  NUMBER OF
    SHARES                                                                          VALUE
---------------------------------------------------------------------------------------------
    100,000   Procter & Gamble Co.  ........................................... $  7,981,250
    475,000   Quaker Oats Company (The) .......................................   25,056,250
    700,000   Rite Aid Corp.  .................................................   41,081,250
    699,000   Safeway, Inc.* ..................................................   44,211,750
    200,000   Sara Lee Corp. ..................................................   11,262,500
  1,300,000   Walgreen Co. ....................................................   40,787,500
                                                                               --------------
                                                                                 438,248,937
                                                                               --------------
              Drugs (6.1%)
    425,000   Bristol-Myers Squibb Co.  .......................................   40,215,625
    240,000   Cardinal Health, Inc.  ..........................................   18,030,000
    215,000   Dura Pharmaceuticals, Inc.* .....................................    9,863,125
    620,000   Lilly (Eli) & Co.  ..............................................   43,167,500
    200,000   Medicis Pharmaceutical Corp. (Class A)* .........................   10,250,000
     12,000   Novartis AG (Switzerland) .......................................   19,459,459
    530,000   Pfizer, Inc. ....................................................   39,518,125
    645,000   Schering-Plough Corp.  ..........................................   40,070,625
    271,000   Warner-Lambert Co.  .............................................   33,604,000
                                                                               --------------
                                                                                 254,178,459
                                                                               --------------
              Finance (1.1%)
    800,000   Fannie Mae ......................................................   45,650,000
                                                                               --------------

              Financial -Miscellaneous (6.0%)
    205,000   American Express Co.  ...........................................   18,296,250
              Associates First Capital Corp.
    190,000   (Class A) .......................................................   13,513,750
    300,000   Donaldson, Lufkin & Jenrette, Inc. ..............................   23,850,000
    504,050   Edwards (A.G.), Inc.  ...........................................   20,035,987
    965,000   Freddie Mac .....................................................   40,469,687
    700,000   Hambrecht & Quist Group* ........................................   25,550,000
      2,800   Legg Mason, Inc.  ...............................................      156,625
    400,000   Lehman Brothers Holdings, Inc. ..................................   20,400,000
    650,000   Merrill Lynch & Co., Inc.  ......................................   47,409,375
    605,500   Paine Webber Group, Inc. ........................................   20,927,594
     91,500   Price (T. Rowe) Associates, Inc.  ...............................    5,753,063
    274,600   Providian Financial Corp. .......................................   12,408,488
                                                                               --------------
                                                                                 248,770,819
                                                                               --------------
              Healthcare -Diversified (0.4%)
    470,000   General Nutrition Companies, Inc.*  .............................   15,921,250
                                                                               --------------

              Healthcare Products & Services (3.7%)
  1,000,000   HBO & Co.  ......................................................   47,937,500
  1,650,000   Health Management Associates, Inc. (Class A)* ...................   41,662,500
  1,200,000   Healthsouth Corp.* .............................................. $ 33,300,000
    398,100   Renal Treatment Centers, Inc.* ..................................   14,381,363
    583,333   Total Renal Care Holdings, Inc.* ................................   16,041,658
                                                                               --------------
                                                                                 153,323,021
                                                                               --------------
              Hotels/Motels (1.1%)
  1,393,798   Cendant Corp.* ..................................................   47,911,806
                                                                               --------------

              Household Products (0.4%)
    360,000   Sunbeam Corporation, Inc.  ......................................   15,165,000
                                                                               --------------

              Insurance (3.7%)
    441,000   Allstate Corp. ..................................................   40,075,875
    120,000   Hartford Financial Services Group Inc. ..........................   11,227,500
    250,000   Lincoln National Corp. ..........................................   19,531,250
    133,470   Marsh & McLennan Companies, Inc. ................................    9,951,857
    401,000   SunAmerica Inc. .................................................   17,142,750
    125,000   Torchmark Corp.  ................................................    5,257,813
    950,000   Travelers Group, Inc. ...........................................   51,181,250
                                                                               --------------
                                                                                 154,368,295
                                                                               --------------
              Internet (2.3%)
    600,000   America Online, Inc.* ...........................................   53,512,500
    300,000   Check Point Software Technologies Ltd. (Israel)* ................   12,225,000
    260,000   CheckFree Holdings Corp.* .......................................    7,020,000
    345,000   Yahoo! Inc.* ....................................................   23,891,250
                                                                               --------------
                                                                                  96,648,750
                                                                               --------------
              Machinery -Diversified (0.2%)
    164,800   Thermo Electron Corp.*  .........................................    7,333,600
                                                                               --------------

              Media Group (9.3%)
  1,610,000   CBS Corp. .......................................................   47,394,375
    689,500   Chancellor Media Corp.* .........................................   51,453,938
    450,000   Clear Channel Communications, Inc.* .............................   35,746,875
    701,000   Gannett Co., Inc. ...............................................   43,330,563
    300,000   HSN, Inc.* ......................................................   15,450,000
    438,000   Jacor Communications, Inc.* .....................................   23,268,750
    400,000   News Corp., Ltd. (ADR)(Australia) ...............................    8,925,000
    650,000   Outdoor Systems, Inc.* ..........................................   24,943,750
    760,000   Time Warner, Inc. ...............................................   47,120,000
    483,100   Tribune Co.  ....................................................   30,072,975
    325,000   Universal Outdoor Holdings, Inc.*  ..............................   16,900,000

                      SEE NOTES TO FINANCIAL STATEMENTS

                               47

DEAN WITTER AMERICAN VALUE FUND
PORTFOLIO OF INVESTMENTS December 31, 1997, continued

  NUMBER OF
    SHARES                                                                          VALUE
---------------------------------------------------------------------------------------------
    306,600   Univision Communications, Inc. (Class A)* .......................$   21,404,513
    500,000   Viacom, Inc. (Class B)* .........................................    20,718,750
                                                                               --------------
                                                                                  386,729,489
                                                                               --------------
              Medical Supplies (1.9%)
    450,000   Guidant Corp. ...................................................    28,012,500
    500,000   Medtronic, Inc. .................................................    26,156,250
    200,000   Mentor Corp. ....................................................     7,300,000
    285,300   Sofamor Danek Group, Inc.* ......................................    18,562,331
                                                                               --------------
                                                                                   80,031,081
                                                                               --------------
              Miscellaneous (0.7%)
    480,000   Equitable Companies, Inc. .......................................    23,880,000
    169,000   Excite, Inc.* ...................................................     5,070,000
                                                                               --------------
                                                                                   28,950,000
                                                                               --------------
              Recreation (0.5%)
    205,000   Walt Disney Co. .................................................    20,307,813
                                                                               --------------

              Restaurants (0.3%)
    385,000   Cracker Barrel Old Country Store, Inc. ..........................    12,849,375
                                                                               --------------

              Retail (7.0%)
    401,000   Barnes & Noble, Inc.* ...........................................    13,383,375
  1,500,000   Costco Companies, Inc.* .........................................    66,843,750
    646,000   Dayton-Hudson Corp. .............................................    43,605,000
    527,500   Dollar General Corp. ............................................    19,121,875
    295,000   Family Dollar Stores, Inc. ......................................     8,647,188
    600,000   Gap, Inc. .......................................................    21,262,500
    700,000   Home Depot, Inc.  ...............................................    41,212,500
    361,100   Lowe's Companies, Inc.  .........................................    17,219,956
    543,000   Mattel, Inc.  ...................................................    20,226,750
    350,000   Proffitt's, Inc.* ...............................................     9,953,125
    740,000   Wal-Mart Stores, Inc. ...........................................    29,183,750
                                                                               --------------
                                                                                  290,659,769
                                                                               --------------
              Telecommunications (1.6%)
    750,000   LCI International, Inc.* ........................................    23,062,500
    800,000   Teleport Communications Group Inc.* .............................    43,900,000
                                                                               --------------
                                                                                   66,962,500
                                                                               --------------
              Transportation (0.9%)
    500,000   OMI Corp.* ......................................................     4,593,750
    557,000   US Airways Group Inc.* ..........................................    34,812,500
                                                                               --------------
                                                                                   39,406,250
                                                                               --------------
              Utilities (3.9%)
    400,000   Ameritech Corp. .................................................$   32,200,000
    386,000   Bell Atlantic Corp.  ............................................    35,126,000
    550,000   Consolidated Edison Co. of New York, Inc. .......................    22,550,000
    400,000   FPL Group, Inc.  ................................................    23,675,000
    400,000   GTE Corp. .......................................................    20,900,000
    150,000   New York State Electric & Gas Corp.  ............................     5,325,000
    455,000   U.S. West Communications Group, Inc. ............................    20,531,875
                                                                               --------------
                                                                                  160,307,875
                                                                               --------------
              Utilities -Electric (0.2%)
    200,000   Pinnacle West Capital Corp. .....................................     8,475,000
                                                                               --------------

              Utilities -Telecommunications (0.1%)
     51,500   Intermedia Communications Inc.*  ................................     3,116,286
                                                                               --------------
              TOTAL COMMON STOCKS
              (Identified Cost $3,070,263,608) ................................ 3,574,915,534
                                                                               --------------


 PRINCIPAL
 AMOUNT IN
 THOUSANDS
-----------
             U.S. GOVERNMENT OBLIGATIONS (9.0%)
  $242,000   U.S. Treasury Bond 6.375% due 08/15/27 .......................... 255,317,260
   342,000   U.S. Treasury Strip 0.00% due 05/15/20 ..........................  88,916,580
   107,000   U.S. Treasury Strip 0.00% due 11/15/19 ..........................  28,658,880
                                                                              -------------
             TOTAL U.S. GOVERNMENT OBLIGATIONS
             (Identified Cost $356,519,055) .................................. 372,892,720
                                                                              -------------
             SHORT-TERM INVESTMENTS (7.1%)
             U.S. GOVERNMENT AGENCY (a)(7.0%)
   293,000   Federal Home Loan Mortgage Corp. 6.00% due 01/02/98
              (Amortized Cost $292,951,167)                                    292,951,167
                                                                              -------------
             REPURCHASE AGREEMENT (0.1%)
             The Bank of New York 3.875% due 01/02/98 (dated 12/31/97,
     4,377   proceeds $4,377,721)(b) (Identified Cost $4,376,779) ............   4,376,779
                                                                              -------------
             TOTAL SHORT-TERM INVESTMENTS
             (Identified Cost $297,327,946) .................................. 297,327,946
                                                                              -------------

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER AMERICAN VALUE FUND
PORTFOLIO OF INVESTMENTS December 31, 1997, continued

                                                    VALUE
------------------------------------  -------- --------------
TOTAL INVESTMENTS
(Identified Cost $3,724,110,609)(c) .   102.1%  $4,245,136,200
LIABILITIES IN EXCESS OF OTHER
ASSETS ..............................    (2.1)     (89,244,700)
                                      -------- --------------
NET ASSETS ..........................   100.0%  $4,155,891,500
                                      ======== ==============

------------
ADR     American Depository Receipt.
*       Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $4,016,966 U.S. Treasury Note 7.00% due 07/15/06 valued at $4,464,314.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $537,652,888 and the aggregate gross unrealized depreciation is $16,627,297, resulting in net unrealized appreciation of $521,025,591.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER AMERICAN VALUE FUND
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997

 ASSETS:
Investments in securities, at value
 (identified cost $3,724,110,609).........................  $4,245,136,200
Receivable for:
  Investments sold........................................      29,647,388
  Shares of beneficial interest sold......................       8,751,357
  Interest................................................       5,827,705
  Dividends...............................................       2,138,596
Prepaid expenses and other assets.........................         122,713
                                                           --------------
  TOTAL ASSETS............................................   4,291,623,959
                                                           --------------
LIABILITIES:
Payable for:
  Investments purchased...................................     124,542,641
  Distributions to shareholders ..........................       3,767,120
  Plan of distribution fee................................       2,946,023
  Shares of beneficial interest repurchased...............       2,219,241
  Investment management fee...............................       1,808,423
Accrued expenses and other payables.......................         449,011
                                                           --------------
  TOTAL LIABILITIES.......................................     135,732,459
                                                           --------------
  NET ASSETS .............................................  $4,155,891,500
                                                           ==============
COMPOSITION OF NET ASSETS:
Paid-in-capital...........................................  $3,481,928,047
Net unrealized appreciation ..............................     521,025,591
Accumulated net investment loss...........................         (42,030)
Accumulated undistributed net realized gain...............     152,979,892
                                                           --------------
  NET ASSETS .............................................  $4,155,891,500
                                                           ==============
CLASS A SHARES:
Net Assets................................................  $   15,843,639
Shares Outstanding (unlimited authorized, $.01 par value)          535,374
  NET ASSET VALUE PER SHARE...............................  $        29.59
                                                           ==============
  MAXIMUM OFFERING PRICE PER SHARE,
   (net asset value plus 5.54% of net asset value) .......  $        31.23
                                                           ==============
CLASS B SHARES:
Net Assets................................................  $4,078,071,882
Shares Outstanding (unlimited authorized, $.01 par value)      138,185,565
  NET ASSET VALUE PER SHARE...............................  $        29.51
                                                           ==============
CLASS C SHARES:
Net Assets................................................  $   12,204,456
Shares Outstanding (unlimited authorized, $.01 par
 value)...................................................         413,867
  NET ASSET VALUE PER SHARE...............................  $        29.49
                                                           ==============
CLASS D SHARES:
Net Assets................................................     $49,771,523
Shares Outstanding (unlimited authorized, $.01 par
 value)...................................................       1,679,836
  NET ASSET VALUE PER SHARE...............................  $        29.63
                                                           ==============

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER AMERICAN VALUE FUND
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the year ended December 31, 1997*

 NET INVESTMENT INCOME:
INCOME
Dividends (net of $103,775 foreign
 withholding tax).........................  $ 24,992,865
Interest..................................    15,881,254
                                           --------------
  TOTAL INCOME............................    40,874,119
                                           --------------
EXPENSES
Plan of distribution fee (Class A
 shares)..................................         7,380
Plan of distribution fee (Class B
 shares)..................................    30,004,099
Plan of distribution fee (Class C
 shares)..................................        26,712
Investment management fee.................    18,075,407
Transfer agent fees and expenses..........     3,788,836
Registration fees.........................       359,919
Custodian fees............................       228,926
Shareholder reports and notices...........       222,511
Professional fees.........................        61,757
Trustees' fees and expenses...............        15,729
Other.....................................        37,222
                                           --------------
  TOTAL EXPENSES..........................    52,828,498
                                           --------------
  NET INVESTMENT LOSS.....................   (11,954,379)
                                           --------------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain ........................   738,335,473
Net change in unrealized appreciation ....   251,384,827
                                           --------------
  NET GAIN................................   989,720,300
                                           --------------
NET INCREASE..............................  $977,765,921
                                           ==============

------------

* Class A, Class C and Class D shares were issued July 28, 1997.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER AMERICAN VALUE FUND
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                           FOR THE YEAR       FOR THE YEAR
                                                               ENDED              ENDED
                                                        DECEMBER 31, 1997*  DECEMBER 31, 1996
------------------------------------------------------  ------------------ -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss....................................   $  (11,954,379)    $   (9,041,376)
Net realized gain......................................      738,335,473        275,397,900
Net change in unrealized appreciation..................      251,384,827         13,163,448
                                                        ------------------ -----------------
  NET INCREASE.........................................      977,765,921        279,519,972
                                                        ------------------ -----------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income -Class B shares..................         --               (1,126,313)
Net realized gain
 Class A shares........................................       (1,747,209)          --
 Class B shares........................................     (680,450,520)      (299,891,577)
 Class C shares........................................       (1,454,608)          --
 Class D shares........................................       (6,581,680)          --
                                                        ------------------ -----------------
  TOTAL DIVIDENDS AND DISTRIBUTIONS....................     (690,234,017)      (301,017,890)
                                                        ------------------ -----------------
Net increase from transactions in shares of beneficial
 interest..............................................      769,509,113        731,461,022
                                                        ------------------ -----------------
  NET INCREASE.........................................    1,057,041,017        709,963,104
NET ASSETS:
Beginning of period....................................    3,098,850,483      2,388,887,379
                                                        ------------------ -----------------
 END OF PERIOD
 (Including net investment losses of $42,030 and
 $43,257, respectively)................................   $4,155,891,500     $3,098,850,483
                                                        ================== =================

------------

* Class A, Class C and Class D shares were issued July 28, 1997.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER AMERICAN VALUE FUND
NOTES TO FINANCIAL STATEMENTS December 31, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter American Value Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is capital growth consistent with an effort to reduce volatility. The Fund seeks to achieve its objective by investing in a diversified portfolio of securities consisting principally of common stocks. The Fund was incorporated in Maryland in 1979, commenced operations on March 27, 1980 and was reorganized as a Massachusetts business trust on April 30, 1987. On July 28, 1997, the Fund commenced offering three additional classes of shares, with the then current shares, other than shares which were purchased prior to April 30, 1984 (and with respect to such shares, certain shares acquired through reinvestment of dividends and capital gains distributions (collectively the "Old Shares")), designated as Class B shares. The Old Shares have been designated Class D shares.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase, some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS-- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not

DEAN WITTER AMERICAN VALUE FUND
NOTES TO FINANCIAL STATEMENTS December 31, 1997, continued

readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS-- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS-- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FEDERAL INCOME TAX STATUS-- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS-- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager, the Fund pays a management fee, accrued daily and payable monthly, by applying the following annual rates to the net

DEAN WITTER AMERICAN VALUE FUND
NOTES TO FINANCIAL STATEMENTS December 31, 1997, continued

assets of the Fund determined at the close of each business day: 0.625% to the portion of daily net assets not exceeding $250 million; 0.50% to the portion of daily net assets exceeding $250 million but not exceeding $2.5 billion and 0.475% to the portion of daily net assets exceeding $2.5 billion but not exceeding $3.5 billion. Effective May 1, 1997, the Agreement was amended to reduce the annual rate to 0.45% of the portion of daily net assets in excess of $3.5 billion.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -up to 0.25% of the average daily net assets of Class A; (ii) Class B -1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B

DEAN WITTER AMERICAN VALUE FUND
NOTES TO FINANCIAL STATEMENTS December 31, 1997, continued

shares, to compensate DWR and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $72,540,376 at December 31, 1997.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to account executives may be reimbursed in the subsequent calendar year. For the period ended December 31, 1997, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended December 31, 1997, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $4,721,534 and $3,192, respectively and received $202,038 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended December 31, 1997 aggregated $9,245,904,533 and $9,254,551,447, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $410,926,244 and $180,464,206, respectively.

For the year ended December 31, 1997, the Fund incurred $1,122,089 in brokerage commissions with DWR for portfolio transactions executed on behalf of the Fund.

At December 31, 1997, the Fund's payable for investments purchased included unsettled trades with DWR of $8,367,064.

DEAN WITTER AMERICAN VALUE FUND
NOTES TO FINANCIAL STATEMENTS December 31, 1997, continued

For the period May 31, 1997 through December 31, 1997, the Fund incurred brokerage commissions of $551,901 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager since May 31, 1997, for portfolio transactions executed on behalf of the Fund. At December 31, 1997 the Fund's payable for investments purchased and receivable for investments sold included unsettled trades with Morgan Stanley & Co., Inc., of $4,206,932 and $4,914,567, respectively.

Dean Witter Trust FSB, an affiliate of the Investment Manager and
Distributor, is the Fund's transfer agent. At December 31, 1997, the Fund had transfer agent fees and expenses payable of approximately $54,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended December 31, 1997 included in Trustees' fees and expenses in the Statement of Operations amounted to $4,301. At December 31, 1997, the Fund had an accrued pension liability of $42,030 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. FEDERAL INCOME TAX STATUS

As of December 31, 1997, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to a net operating loss. To reflect reclassifications arising from permanent differences accumulated net realized gain was charged $11,955,606 and accumulated net investment loss was credited $11,955,606.

DEAN WITTER AMERICAN VALUE FUND
NOTES TO FINANCIAL STATEMENTS December 31, 1997, continued

6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                      FOR THE YEAR                    FOR THE YEAR
                                                          ENDED                          ENDED
                                                   DECEMBER 31, 1997+              DECEMBER 31, 1996
                                             ------------------------------- ------------------------------
                                                 SHARES          AMOUNT          SHARES          AMOUNT
                                             -------------- ---------------  -------------- --------------
CLASS A SHARES*
Sold .......................................       539,039    $  17,439,944         --             --
Reinvestment of distributions...............        57,321        1,665,172         --             --
Redeemed....................................       (60,986)      (2,023,896)        --             --
                                             -------------- ---------------  -------------- --------------
Net increase -Class A.......................       535,374       17,081,220         --             --
                                             -------------- ---------------  -------------- --------------
CLASS B SHARES
Sold .......................................    26,893,089      818,085,006     36,925,212   $1,016,961,498
Reinvestment of dividends and
 distributions..............................    22,224,675      644,669,591     10,599,054      286,147,878
Redeemed ...................................   (24,498,814)    (739,128,498)   (20,736,856)    (571,648,354)
                                             -------------- ---------------  -------------- --------------
Net increase -Class B.......................    24,618,950      723,626,099     26,787,410      731,461,022
                                             -------------- ---------------  -------------- --------------
CLASS C SHARES*
Sold .......................................       387,776       12,691,589         --             --
Reinvestment of distributions...............        46,319        1,340,948         --             --
Redeemed ...................................       (20,228)        (667,646)        --             --
                                             -------------- ---------------  -------------- --------------
Net increase -Class C.......................       413,867       13,364,891         --             --
                                             -------------- ---------------  -------------- --------------
CLASS D SHARES*
Sold .......................................       332,349       10,839,979         --             --
Reinvestment of distributions...............       208,632        6,067,022         --             --
Redeemed ...................................       (45,049)      (1,470,098)        --             --
                                             -------------- ---------------  -------------- --------------
Net increase -Class D.......................       495,932       15,436,903         --             --
                                             -------------- ---------------  -------------- --------------
Net increase in Fund .......................    26,064,123    $ 769,509,113     26,787,410   $  731,461,022
                                             ============== ===============  ============== ==============

------------
+ On July 28, 1997, 1,183,904 shares representing $37,731,024 were transferred to Class D.
* For the period July 28, 1997 (issue date) through December 31, 1997.

DEAN WITTER AMERICAN VALUE FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                             FOR THE YEAR ENDED DECEMBER 31,
                               ------------------------------------------------------------
                                1997*++     1996      1995      1994       1993      1992
-----------------------------  --------- ---------  -------- ---------  --------- --------
CLASS B SHARES
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of
 period ......................   $27.01    $27.16    $21.21    $23.10     $20.93    $20.66
                               --------- ---------  -------- ---------  --------- --------
Net investment income (loss) .    (0.10)    (0.08)     0.01      --        (0.09)     0.03
Net realized and unrealized
 gain (loss) .................     8.34      2.86      8.87     (1.57)      3.94      0.71
                               --------- ---------  -------- ---------  --------- --------
Total from investment
 operations ..................     8.24      2.78      8.88     (1.57)      3.85      0.74
                               --------- ---------  -------- ---------  --------- --------
Less dividends and
 distributions from:
 Net investment income  ......     --       (0.01)     --        --        (0.01)    (0.03)
 Net realized gain ...........    (5.74)    (2.92)    (2.93)    (0.32)     (1.67)    (0.44)
 Paid-in-capital .............     --        --        --        --         --        --
                               --------- ---------  -------- ---------  --------- --------
Total dividends and
 distributions ...............    (5.74)    (2.93)    (2.93)    (0.32)     (1.68)    (0.47)
                               --------- ---------  -------- ---------  --------- --------
Net asset value, end of
 period ......................   $29.51    $27.01    $27.16    $21.21     $23.10    $20.93
                               ========= =========  ======== =========  ========= ========
TOTAL INVESTMENT RETURN+  ....    31.55%    10.53%    42.20%    (6.75)%    18.70%     3.84%
RATIOS TO AVERAGE NET ASSETS:
Expenses......................     1.46%     1.53%     1.61%     1.71%      1.61%     1.72%
Net investment income (loss) .    (0.34)%   (0.33)%    0.06%     0.01%     (0.59)%    0.18%
SUPPLEMENTAL DATA:
Net assets, end of period, in
 millions.....................   $4,078    $3,099    $2,389    $1,490     $1,218     $459
Portfolio turnover rate  .....      275%      279%      256%      295%       276%      305%
                                                                                      --
Average commission rate  paid   $0.0563    $0.0590     --        --         --

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                 1991      1990      1989      1988
-----------------------------  -------- ---------  -------- --------
CLASS B SHARES
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of
 period ......................  $14.39    $14.81    $13.19    $12.21
                               -------- ---------  -------- --------
Net investment income (loss) .    0.05      0.24      0.34      0.29
Net realized and unrealized
 gain (loss) .................    7.90     (0.38)     2.99      1.03
                               -------- ---------  -------- --------
Total from investment
 operations ..................    7.95     (0.14)     3.33      1.32
                               -------- ---------  -------- --------
Less dividends and
 distributions from:
 Net investment income  ......   (0.03)    (0.28)    (0.32)    (0.33)
 Net realized gain ...........   (1.65)     --       (1.39)     --
 Paid-in-capital .............    --        --        --       (0.01)
                               -------- ---------  -------- --------
Total dividends and
 distributions ...............   (1.68)    (0.28)    (1.71)    (0.34)
                               -------- ---------  -------- --------
Net asset value, end of
 period ......................  $20.66    $14.39    $14.81    $13.19
                               ======== =========  ======== ========
TOTAL INVESTMENT RETURN+  ....   56.26%    (0.90)%   25.39%    10.84%
RATIOS TO AVERAGE NET ASSETS:
Expenses......................    1.58%     1.70%     1.66%     1.78%
Net investment income (loss) .    0.29%     1.67%     2.23%     2.15%
SUPPLEMENTAL DATA:
Net assets, end of period, in
 millions.....................  $  227    $   89    $  100    $   90
Portfolio turnover rate  .....     264%      234%      196%      133%
Average commission rate  paid     --        --        --        --

------------

* Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date, other than shares which were purchased prior to April 30, 1984 (and with respect to such shares, certain shares acquired through reinvestment of dividends and capital gains distributions (collectively the "Old Shares")), have been designated Class B shares. The Old Shares have been designated Class D shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER AMERICAN VALUE FUND
FINANCIAL HIGHLIGHTS, continued

                                              FOR THE PERIOD
                                              JULY 28, 1997*
                                                  THROUGH
                                               DECEMBER 31,
                                                  1997++
------------------------------------------  ------------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  .....       $ 31.87
                                            ------------------
Net investment income .....................          0.05
Net realized and unrealized gain ..........          2.32
                                            ------------------
Total from investment operations ..........          2.37
                                            ------------------
Less distributions from net realized gain           (4.65)
                                            ------------------
Net asset value, end of period ............       $ 29.59
                                            ==================
TOTAL INVESTMENT RETURN+ ..................          7.70 %(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ..................................          0.92 %(2)
Net investment income .....................          0.38 %(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands  ..       $15,844
Portfolio turnover rate ...................           275 %
Average commission rate paid ..............       $0.0563
CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  .....       $ 31.87
                                            ------------------
Net investment loss .......................         (0.05)
Net realized and unrealized gain ..........          2.32
                                            ------------------
Total from investment operations ..........          2.27
                                            ------------------
Less distributions from net realized gain .         (4.65)
                                            ------------------
Net asset value, end of period ............       $ 29.49
                                            ==================
TOTAL INVESTMENT RETURN+ ..................          7.39 %(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ..................................          1.66 %(2)
Net investment loss .......................         (0.36)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands  ..       $12,204
Portfolio turnover rate ...................           275 %
Average commission rate paid ..............       $0.0563

------------

*     The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER AMERICAN VALUE FUND
FINANCIAL HIGHLIGHTS, continued

                                              FOR THE PERIOD
                                              JULY 28, 1997*
                                                  THROUGH
                                               DECEMBER 31,
                                                  1997++
------------------------------------------  ------------------
CLASS D SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  .....       $ 31.87
                                            ------------------
Net investment income .....................          0.07
Net realized and unrealized gain ..........          2.34
                                            ------------------
Total from investment operations ..........          2.41
                                            ------------------
Less distributions from net realized gain           (4.65)
                                            ------------------
Net asset value, end of period ............       $ 29.63
                                            ==================
TOTAL INVESTMENT RETURN+ ..................          7.83%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ..................................          0.64%(2)
Net investment income .....................          0.50%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands  ..       $49,772
Portfolio turnover rate ...................           275%
Average commission rate paid ..............       $0.0563

------------

* The date shares were first issued. Shareholders who held shares of the Fund prior to July 28, 1997 (the date the Fund converted to a multiple class share structure) should refer to the Financial Highlights of Class B to obtain the historical per share data and ratio information of their shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER AMERICAN VALUE FUND
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER AMERICAN VALUE FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter American Value Fund (the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
February 6, 1998

DEAN WITTER AMERICAN VALUE FUND
FEDERAL TAX NOTICE (unaudited)

                           1997 FEDERAL TAX NOTICE

For the year ended December 31, 1997, the Fund paid to shareholders the following per share amounts from long-term capital gains. These distributions are taxable as 28% rate gains or 20% rate gains, as indicated below:

                                                 CLASS A    CLASS B   CLASS C    CLASS D
                                                --------- ---------  --------- ---------
PORTION OF LONG-TERM CAPITAL GAINS TAXABLE AS:
 28% rate gain ................................   $0.48      $0.72     $0.48      $0.48
 20% rate gain ................................    0.46       0.46      0.46       0.46
                                                --------- ---------  --------- ---------
Total..........................................   $0.94      $1.18     $0.94      $0.94
                                                ========= =========  ========= =========

For the year ended December 31, 1997, 5.08% of the income dividends qualified for the dividends received deduction available to corporations.

STATEMENT OF ADDITIONAL INFORMATION
JANUARY 29, 1998                                                    DEAN WITTER
                                                           CAPITAL APPRECIATION
                                                                           FUND
-------------------------------------------------------------------------------

    Dean Witter Capital Appreciation Fund (the "Fund") is an open-end, diversified management investment company whose investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in the common stocks of U.S. companies that, in the opinion of the Investment Manager, offer the potential for either superior earnings growth and/or appear to be undervalued. Current income is not an objective of the Fund. (See "Investment Objective and Policies.")

    A Prospectus for the Fund dated January 29, 1998, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund at its address or telephone numbers listed below or from the Fund's Distributor, Dean Witter Distributors Inc., or from Dean Witter Reynolds Inc. at any of its branch offices. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.

Dean Witter
Capital Appreciation Fund
Two World Trade Center
New York, New York 10048
(212) 392-2550 or
(800) 869-NEWS (toll-free)

TABLE OF CONTENTS
--------------------------------------------------------------------------------

The Fund and its Management............................................................          3

Trustees and Officers..................................................................          6

Investment Practices and Policies......................................................         13

Investment Restrictions................................................................         26

Portfolio Transactions and Brokerage...................................................         27

The Distributor........................................................................         29

Determination of Net Asset Value.......................................................         33

Purchase of Fund Shares................................................................         34

Shareholder Services...................................................................         36

Redemptions and Repurchases............................................................         41

Dividends, Distributions and Taxes.....................................................         42

Performance Information................................................................         44

Description of Shares..................................................................         45

Custodian and Transfer Agent...........................................................         46

Independent Accountants................................................................         46

Reports to Shareholders................................................................         46

Legal Counsel..........................................................................         47

Experts................................................................................         47

Registration Statement.................................................................         47

Financial Statements -- November 30, 1997..............................................         48

Report of Independent Accountants......................................................         66

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

THE FUND

    The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of the Commonwealth of Massachusetts on July 31, 1995.

THE INVESTMENT MANAGER

    Dean Witter InterCapital Inc. (the "Investment Manager" or "InterCapital"), a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. InterCapital is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD"), a Delaware corporation. In an internal reorganization which took place in January, 1993, InterCapital assumed the advisory, administrative and management activities previously performed by the InterCapital Division of Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital. (As hereinafter used in this Statement of Additional Information, the terms "InterCapital" and "Investment Manager" refer to DWR's InterCapital Division prior to the internal reorganization and to Dean Witter InterCapital Inc. thereafter.) The daily management of the Fund and research relating to the Fund's portfolio are conducted by or under the direction of officers of the Fund and of the Investment Manager, subject to review by the Fund's Trustees. Information as to these Trustees and officers is contained under the caption "Trustees and Officers."

    InterCapital is the investment manager or investment adviser of the following management investment companies: Active Assets Money Trust, Active Assets Tax-Free Trust, Active Assets California Tax-Free Trust, Active Assets Government Securities Trust, InterCapital Income Securities Inc., InterCapital Insured Municipal Bond Trust, InterCapital Insured Municipal Trust, InterCapital Insured Municipal Income Trust, InterCapital Insured Municipal Securities, InterCapital California Insured Municipal Income Trust, InterCapital Insured California Municipal Securities, InterCapital Quality Municipal Investment Trust, InterCapital Quality Municipal Income Trust, InterCapital Quality Municipal Securities, InterCapital California Quality Municipal Securities, InterCapital New York Quality Municipal Securities, High Income Advantage Trust, High Income Advantage Trust II, High Income Advantage Trust III, Dean Witter Government Income Trust, Dean Witter High Yield Securities Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter Tax-Exempt Securities Trust, Dean Witter Dividend Growth Securities Inc., Dean Witter Natural Resource Development Securities Inc., Dean Witter American Value Fund, Dean Witter Developing Growth Securities Trust, Dean Witter U.S. Government Money Market Trust, Dean Witter Variable Investment Series, Dean Witter World Wide Investment Trust, Dean Witter Select Municipal Reinvestment Fund, Dean Witter U.S. Government Securities Trust, Dean Witter World Wide Income Trust, Dean Witter California Tax-Free Income Fund, Dean Witter New York Tax-Free Income Fund, Dean Witter Convertible Securities Trust, Dean Witter Federal Securities Trust, Dean Witter Value-Added Market Series, Dean Witter Utilities Fund, Dean Witter California Tax-Free Daily Income Trust, Dean Witter Strategist Fund, Dean Witter Intermediate Income Securites, Dean Witter Capital Growth Securities, Dean Witter Precious Metals and Minerals Trust, Dean Witter New York Municipal Money Market Trust, Dean Witter European Growth Fund Inc., Dean Witter Global Short-Term Income Fund Inc., Dean Witter Pacific Growth Fund Inc., Dean Witter Multi-State Municipal Series Trust, Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Diversified Income Trust, Dean Witter Health Sciences Trust, Dean Witter Retirement Series, Dean Witter Global Dividend Growth Securities, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Global Utilities Fund, Dean Witter International SmallCap Fund, Dean Witter Mid-Cap Growth Fund, Dean Witter Select Dimensions Investment Series, Dean Witter Global Asset Allocation Fund, Dean Witter Balanced Growth Fund, Dean Witter Balanced Income Fund, Dean Witter Hawaii Municipal Trust, Dean Witter Japan Fund, Dean Witter Income Builder Fund, Dean Witter Special Value Fund, Dean Witter Financial Services Trust, Dean Witter Market Leader, Dean Witter S&P 500 Index Fund, Dean Witter Fund of Funds, Morgan Stanley Dean Witter Competitive Edge Fund -- "Best Ideas" Portfolio, Dean Witter Capital Appreciation Fund, Dean Witter Information Fund, Dean Witter Intermediate Term U.S. Treasury Trust, Municipal Income Trust, Municipal Income Trust II, Municipal Income Trust III, Municipal Income Opportunities Trust, Municipal Income Opportunities Trust II, Municipal Income Opportunities Trust III, Municipal Premium Income Trust and Prime Income Trust. The foregoing investment companies, together with the Fund, are collectively referred to as the Dean Witter Funds.

    In addition, Dean Witter Services Company Inc. ("DWSC"), a wholly-owned subsidiary of InterCapital, serves as manager for the following investment companies for which TCW Funds Management, Inc. is the investment adviser: TCW/DW Core Equity Trust, TCW/DW Mid-Cap Equity Trust, TCW/DW Latin American Growth Fund, TCW/DW Income and Growth Fund, TCW/DW Small Cap Growth Fund, TCW/DW Balanced Fund, TCW/DW North American Government Income Trust, TCW/DW Total Return Trust, TCW/DW Global Telecom Trust, TCW/DW Strategic Income Trust, TCW/DW Emerging Markets Opportunities Trust, TCW/DW Term Trust 2000, TCW/DW Term Trust 2002 and TCW/DW Term Trust 2003 (the "TCW/DW Funds"). InterCapital also serves as: (i) administrator of The BlackRock Strategic Term Trust Inc., a closed-end investment company; (ii) sub-administrator of MassMutual Participation Investors and Templeton Global Governments Income Trust, closed-end investment companies; and (iii) investment advisor of Offshore Dividend Growth Fund and Offshore Money Market Fund, mutual funds established under the laws of the Cayman Islands and available only to investors who are participants in DWR's International Active Assets Account program and are neither citizens nor residents of the United States.

    Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates such information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

    Under the terms of the Management Agreement, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, such office space, facilities, equipment, clerical help and bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, statements of additional information, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund. The Investment Manager has retained DWSC to perform its administrative services under the Agreement.

    Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the distributor of the Fund's shares, Dean Witter Distributors Inc. ("Distributors" or the "Distributor") (see "The Distributor") will be paid by the Fund. These expenses will be allocated among the four classes of shares of the Fund (each, a "Class") pro rata on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1 (the "12b-1 fee" ) (see "The Distributor"); charges and expenses of any registrar; custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager) and independent accountants; membership dues of industry associations; interest on the Fund's borrowings; postage; insurance premiums on property or personnel (including officers and trustees) of the Fund which inure to its benefit; extraordinary expenses including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto (depending upon the nature of the legal claim, liability or lawsuit) and all other costs of the Fund's operations properly payable by the Fund. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

    The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligation thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors. The Management Agreement in no way restricts the Investment Manager from acting as investment manager or adviser to others.

    As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying a percentage rate of 0.75% to the portion of daily net assets not exceeding $500 million and 0.725% to the portion of daily net assets exceeding $500 million. The management fee is allocated among the Class pro rata based on the net assets of the Fund attributable to each Class. For the period October 27, 1995 (commencement of operations) through November 30, 1995 and the fiscal years ended November 30, 1996 and 1997, the Fund accrued $62,692, $1,607,148 and $2,578,896, respectively, to the Investment Manager pursuant to the Agreement.

    The Investment Manager paid the organizational expenses of the Fund, in the amount of $179,000, incurred prior to the offering of the Fund's shares. The Fund has reimbursed the Investment Manager for such expenses in accordance with the terms of the Underwriting Agreement between the Fund and Distributors. The Fund is deferring and amortizing the organizational expenses on the straight line method over a period not to exceed five years from the date of commencement of the Fund's operations.

    The Management Agreement was initially approved by the Board of Trustees on February 21, 1997 and by the shareholders of the Fund at a Special Meeting of Shareholders held on May 21, 1997. The Agreement is substantially identical to a prior investment management agreement which was initially approved by the Board of Trustees on August 24, 1995 and by InterCapital, as the then sole shareholder of the Fund on August 24, 1995 and amended by the Board of Trustees on April 24, 1997 to reduce the compensation received by the Investment Manager under the Agreement for assets exceeding $500 million, so that the compensation under the Agreement is calculated daily by applying the following annual rates to the Fund's net assets determined as of the close of each business day: 0.75% of the portion of daily net assets not exceeding $500 million; and 0.725% of the portion of daily net assets exceeding $500 million. The Agreement took effect on May 31, 1997 upon consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. The Agreement may be terminated at any time, without penalty, on thirty days' notice by the Board of Trustees of the Fund, by the holder of a majority, as defined in the Investment Company Act of 1940 (the "Act"), of the outstanding shares of the Fund, or by the Investment Manager. The Agreement will automatically terminate in the event of its assignment (as defined in the Act).

    Under its terms, the Agreement will continue in effect until April 30, 1999, and will remain in effect from year to year thereafter, provided continuance of the Agreement is approved at least annually by the vote of the holders of a majority of the outstanding shares of the Fund, as defined in the Act, or by the Trustees of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees of the Fund who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party (the "Independent Trustees"), which vote must be cast in person at a meeting called for the purpose of voting on such approval.

    The following owned 5% or more of the outstanding shares of Class A on November 30, 1997:

    Dean Witter Reynolds Custodian for Robert M. Portnoff, IRA Rollover, 285 Francisco Street, Henderson, NV 89014-6027 -- 20.1%; William H. Thrower, Rev. Trust, William H. Thrower Trustee, P.O. Box 426, Debary, FL 32713-0426 -- 15.7%; Fry/Mac Inc., Profit Sharing Plan & Trust, 164 Marco Way, South San Francisco, 94080-6916 -- 11.6%; Larry L. Cole, Rev. Trust, Larry L. Cole Trustee, 1322 Sweetbriar Rd., Orlando, FL 32806-7064 -- 9.0%.

    The following owned 5% or more of the outstanding shares of Class C on November 30, 1997:

    O. H. Davison, Jr. & Philip Burton Trs. ULWT Marie V. Brunschwiler, 55 Iroquois Trail, Pontola Valley, CA 94028-76076 -- 7.4%; James J. Monks MD FACS PA Employees Pension Plan; 26 Bayberry Drive, Saddle River, NJ 07458-2610 -- 5.4%.

    The following owned 5% or more of the outstanding shares of Class D on November 30, 1997:

    Hare & Co., c/o The Bank of New York, P.O. Box 11203, New York, NY 10286-1203 -- 88.6%; Dean Witter Reynolds Custodian for Baruch S. Blumberg, IRA Rollover, 7701 Burholme Avenue Philadelphia, PA 19111-2412 -- 5.2%.

    The Fund has acknowledged that the name "Dean Witter" is a property right of DWR. The Fund has agreed that DWR or its parent company may use, or at any time permit others to use, the name "Dean Witter." The Fund has also agreed that in the event the Agreement is terminated, or if the affiliation between InterCapital and its parent company is terminated, the Fund will eliminate the name "Dean Witter" from its name if DWR or its parent company shall so request.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

    The Trustees and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with InterCapital, and with the 84 Dean Witter Funds and the 14 TCW/DW Funds are shown below:

      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
Michael Bozic (57) ...................................  Chairman and Chief Executive Officer of Levitz Furniture
Trustee                                                 Corporation (since November, 1995); Director or Trustee of
c/o Levitz Furniture Corporation                        the Dean Witter Funds; formerly President and Chief
6111 Broken Sound Parkway, N.W.                         Executive Officer of Hills Department Stores (May,
Boca Raton, Florida                                     1991-July, 1995); formerly variously Chairman, Chief
                                                        Executive Officer, President and Chief Operating Officer
                                                        (1987-1991) of the Sears Merchandise Group of Sears,
                                                        Roebuck and Co.; Director of Eaglemark Financial Services,
                                                        Inc., the United Negro College Fund and Weirton Steel
                                                        Corporation.

Charles A. Fiumefreddo* (64) .........................  Chairman, Chief Executive Officer and Director of
Chairman of the Board,                                  InterCapital, Distributors and DWSC; Executive Vice
President and Chief Executive                           President and Director of DWR; Chairman, Director or
Officer and Trustee                                     Trustee, President and Chief Executive Officer of the Dean
Two World Trade Center                                  Witter Funds; Chairman, Chief Executive Officer and
New York, New York                                      Trustee of the TCW/DW Funds; Chairman and Director of Dean
                                                        Witter Trust Company FSB ("DWT"); Director and/or officer
                                                        of various MSDWD subsidiaries; formerly Executive Vice
                                                        President and Director of Dean Witter Discover & Co.
                                                        (until February, 1993).

      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
Edwin J. Garn (65) ...................................  Director or Trustee of the Dean Witter Funds; formerly
Trustee                                                 United States Senator (R-Utah) (1974-1992) and Chairman,
c/o Huntsman Corporation                                Senate Banking Committee (1980-1986); formerly Mayor of
500 Huntsman Way                                        Salt Lake City, Utah (1972-1974); formerly Astronaut,
Salt Lake City, Utah                                    Space Shuttle Discovery (April 12-19, 1985); Vice
                                                        Chairman, Huntsman Corporation (since January, 1993);
                                                        Director of Franklin Covey (time management systems), John
                                                        Alden Financial Corp (health insurance), United Space
                                                        Alliance (joint venture between Lockheed Martin and the
                                                        Boeing Company) and Nuskin Asia Pacific (multilevel
                                                        marketing); Member of the board of various civic and
                                                        charitable organizations.
John R. Haire (72) ...................................  Chairman of the Audit Committee and Chairman of the
Trustee                                                 Committee of the Independent Directors or Trustees and
Two World Trade Center                                  Director or Trustee of the Dean Witter Funds; Chairman of
New York, New York                                      the Audit Committee and Chairman of the Committee of the
                                                        Independent Trustees and Trustee of the TCW/DW Funds;
                                                        formerly President, Council for Aid to Education
                                                        (1978-1989) and Chairman and Chief Executive Officer of
                                                        Anchor Corporation, an Investment Adviser (1964-1978).

Wayne E. Hedien (63) .................................  Retired, Director or Trustee of the Dean Witter Funds;
Trustee                                                 Director of The PMI Group, Inc. (private mortgage
c/o Gordon Altman Butowsky                              insurance); Trustee and Vice Chairman of The Field Museum
 Weitzen Shalov & Wein                                  of Natural History; formerly associated with the Allstate
Counsel to the Independent Trustees                     Companies (1966-1994), most recently as Chairman of The
114 West 47th Street                                    Allstate Corporation (March, 1993-December, 1994) and
New York, New York                                      Chairman and Chief Executive Officer of its wholly-owned
                                                        subsidiary, Allstate Insurance Company (July,
                                                        1989-December, 1994); director of various other business
                                                        and charitable organizations.

Dr. Manuel H. Johnson (48) ...........................  Senior Partner, Johnson Smick International, Inc., a
Trustee                                                 consulting firm; Co-Chairman and a founder of the Group of
c/o Johnson Smick International, Inc.                   Seven Council (G7C), an international economic commission;
1133 Connecticut Avenue, N.W.                           Director or Trustee of the Dean Witter Funds; Trustee of
Washington, DC                                          the TCW/DW Funds; Director of NASDAQ (since June, 1995);
                                                        Chairman and Trustee of the Financial Accounting
                                                        Foundation (oversight organization for the Financial
                                                        Accounting Standards Board); Director of Greenwich Capital
                                                        Markets Inc. (broker-dealer); formerly Vice Chairman of
                                                        the Board of Governors of the Federal Reserve System
                                                        (1986-1990) and Assistant Secretary of the U.S. Treasury
                                                        (1982-1986).

      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
Michael E. Nugent (61) ...............................  General Partner, Triumph Capital, L.P., a private
Trustee                                                 investment partnership; Director or Trustee of the Dean
c/o Triumph Capital, L.P.                               Witter Funds; Trustee of the TCW/DW Funds; formerly Vice
237 Park Avenue                                         President, Bankers Trust Company and BT Capital
New York, New York                                      Corporation (1984-1988); Director of various business
                                                        organizations.

Philip J. Purcell* (54) ..............................  Chairman of the Board of Directors and Chief Executive
Trustee                                                 Officer of MSDWD, DWR and Novus Credit Services Inc.;
1585 Broadway                                           Director of InterCapital, DWSC and Distributors; Director
New York, New York                                      or Trustee of the Dean Witter Funds; Director and/or
                                                        officer of various MSDWD subsidiaries.

John L. Schroeder (67) ...............................  Retired; Director or Trustee of the Dean Witter Funds;
Trustee                                                 Trustee of the TCW/DW Funds; Director of Citizens
c/o Gordon Altman Butowsky                              Utilities Company; formerly Executive Vice President and
 Weitzen Shalov & Wein                                  Chief Investment Officer of the
Counsel to the Independent Trustees                     Home Insurance Company (August, 1991-
114 West 47th Street                                    September, 1995).
New York, New York

Barry Fink (43) ......................................  Senior Vice President (since March, 1997) and Secretary
Vice President, Secretary                               and General Counsel (since February, 1997) of InterCapital
 and General Counsel                                    and DWSC; Senior Vice President (since March, 1997) and
Two World Trade Center                                  Assistant Secretary and Assistant General Counsel (since
New York, New York                                      February, 1997) of Distributors; Assistant Secretary of
                                                        DWR (since August, 1996); Vice President, Secretary and
                                                        General Counsel of the Dean Witter Funds and the TCW/DW
                                                        Funds (since February, 1997); previously First Vice
                                                        President (June, 1993-February, 1997), Vice President
                                                        (until June, 1993) and Assistant Secretary and Assistant
                                                        General Counsel of InterCapital and DWSC and Assistant
                                                        Secretary of the Dean Witter Funds and the TCW/DW Funds.

Ronald J. Worobel (54) ...............................  Senior Vice President, Vice President of various Dean
Vice President                                          Witter Funds.
Two World Trade Center
New York, New York

Thomas F. Caloia (51) ................................  First Vice President and Assistant Treasurer of
Treasurer                                               InterCapital and DWSC; Treasurer of the Dean Witter Funds
Two World Trade Center                                  and the TCW/DW Funds.
New York, New York

------------
* Denotes Trustees who are "interested persons" of the Fund, as defined in the Act.

    In addition, Robert M. Scanlan, President and Chief Operating Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWT and a Director of DWT, Mitchell M. Merin, President and Chief Strategic Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWT and Director of DWT, Executive Vice President and Director of DWR and Director of SPS Transaction Services, Inc. and various other MSDWD subsidiaries, Robert S. Giambrone, Senior Vice President of InterCapital, DWSC, Distributors and DWT and a Director of DWT, Joseph J. McAlinden, Executive Vice President and Chief Investment Officer of InterCapital and a Director of DWT, and Kenton J. Hinchliffe and Jayne Stevlingson, Senior Vice Presidents of InterCapital, are Vice Presidents of the Fund. In addition, Marilyn K. Cranney, First Vice President and Assistant General Counsel of InterCapital and DWSC, Lou Anne D. McInnis, Carsten Otto and Ruth Rossi, Vice Presidents and Assistant General Counsels of InterCapital and DWSC, and Frank Bruttomesso and Todd Lebo, Staff Attorneys with InterCapital, are Assistant Secretaries of the Fund.

THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

    The Board of Trustees currently consists of nine (9) trustees. These same individuals also serve as directors or trustees for all of the Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Statement of Additional Information, there are a total of 84 Dean Witter Funds, comprised of 128 portfolios. As of December 31, 1997, the Dean Witter Funds had total net assets of approximately $93.7 billion and more than six million shareholders.

    Seven Trustees (77% of the total number) have no affiliation or business connection with InterCapital or any of its affiliated persons and do not own any stock or other securities issued by InterCapital's parent company, MSDWD. These are the "disinterested" or "independent" Trustees. The other two Trustees (the "management Trustees") are affiliated with InterCapital. Four of the seven independent Trustees are also Independent Trustees of the TCW/DW Funds.

    Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

    All of the Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. During the calendar year ended December 31, 1997, the three Committees held a combined total of seventeen meetings. The Committees hold some meetings at InterCapital's offices and some outside InterCapital. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report.

    The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Dean Witter Funds have such a plan.

    The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

    Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT COMMITTEE

    The Chairman of the Committee of the Independent Trustees and the Audit Committee maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.

    The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

    The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the Dean Witter Funds and as an Independent Trustee and as Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/ DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL DEAN WITTER FUNDS

    The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.

COMPENSATION OF INDEPENDENT TRUSTEES

    The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). If a Board meeting and a Committee meeting, or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund.

    The following table illustrates the compensation paid to the Fund's Independent Trustees by the Fund for the fiscal year ended November 30, 1997.

                               FUND COMPENSATION

                                                                   AGGREGATE
                                                                 COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                      FROM THE FUND
--------------------------------------------------------------  ---------------
Michael Bozic.................................................      $1,650
Edwin J. Garn.................................................       1,850
John R. Haire.................................................       3,800
Wayne E. Hedien...............................................         482
Dr. Manuel H. Johnson.........................................       1,800
Michael E. Nugent.............................................       1,850
John L. Schroeder.............................................       1,850

    The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1997 for services to the 84 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1997. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds. Mr. Hedien's term as Director or Trustee of each Dean Witter Fund commenced on September 1, 1997.

           CASH COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS

                                                                FOR SERVICE AS    FOR SERVICE
                                                                 CHAIRMAN OF          AS
                                                                COMMITTEES OF     CHAIRMAN OF      TOTAL CASH
                                FOR SERVICE      FOR SERVICE     INDEPENDENT     COMMITTEES OF    COMPENSATION
                              AS DIRECTOR OR          AS          DIRECTORS/      INDEPENDENT     FOR SERVICES
                                TRUSTEE AND      TRUSTEE AND     TRUSTEES AND    TRUSTEES AND          TO
                                 COMMITTEE        COMMITTEE         AUDIT            AUDIT       84 DEAN WITTER
                                  MEMBER            MEMBER      COMMITTEES OF    COMMITTEES OF     FUNDS AND
NAME OF                      OF 84 DEAN WITTER   OF 14 TCW/DW   84 DEAN WITTER     14 TCW/DW       14 TCW/DW
INDEPENDENT TRUSTEE                FUNDS            FUNDS           FUNDS            FUNDS           FUNDS
---------------------------  -----------------   ------------   --------------   -------------   --------------
Michael Bozic..............  $     133,602         --               --               --          $   133,602
Edwin J. Garn..............        149,702         --               --               --              149,702
John R. Haire..............        149,702       $73,725        $   157,463      $   25,350          406,240
Wayne E. Hedien............         39,010         --               --               --               39,010
Dr. Manuel H. Johnson......        145,702        71,125            --               --              216,827
Michael E. Nugent..........        149,702        73,725            --               --              223,427
John L. Schroeder..........        149,702        73,725            --               --              223,427

    As of the date of this Statement of Additional Information, 57 of the Dean Witter Funds, not including the Fund, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.

    The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 57 Dean Witter Funds (not including the Fund) for the year ended December 31, 1997, and the estimated retirement benefits for the Fund's Independent Trustees, to commence upon their retirement, from the 57 Dean Witter Funds as of December 31, 1997.

                 RETIREMENT BENEFITS FROM ALL DEAN WITTER FUNDS

                                                                                              ESTIMATED
                                                     ESTIMATED                  RETIREMENT      ANNUAL
                                                      CREDITED                   BENEFITS      BENEFITS
                                                       YEARS      ESTIMATED     ACCRUED AS       UPON
                                                     OF SERVICE   PERCENTAGE     EXPENSES     RETIREMENT
                                                         AT           OF          BY ALL       FROM ALL
                                                     RETIREMENT    ELIGIBLE      ADOPTING      ADOPTING
NAME OF INDEPENDENT TRUSTEE                         (MAXIMUM 10) COMPENSATION     FUNDS        FUNDS(2)
---------------------------------------------------------------- ------------ -------------- ------------
Michael Bozic.......................................         10        50.0%  $   20,499     $     47,025
Edwin J. Garn.......................................         10        50.0       30,878           47,025
John R. Haire.......................................         10        50.0      (19,823)(3)      127,897
Wayne E. Hedien.....................................          9        42.5            0           39,971
Dr. Manuel H. Johnson...............................         10        50.0       12,832           47,025
Michael E. Nugent...................................         10        50.0       22,546           47,025
John L. Schroeder...................................          8        41.7       39,350           39,504

------------------------
(1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.

(3) This number reflects the effect of the extension of Mr. Haire's term as Director or Trustee until June 1, 1998.

    As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of the Fund's shares of beneficial interest outstanding.

INVESTMENT PRACTICES AND POLICIES
--------------------------------------------------------------------------------

    Foreign Securities. As stated in the Prospectus, the Fund may invest in securities issued by foreign issuers. Investors should carefully consider the risks of investing in securities of foreign issuers and securities denominated in non-U.S. currencies. Fluctuations in the relative rates of exchange between the currencies of different nations will affect the value of the Fund's investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and thereby impact upon the Fund's total return on such assets.

    Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which currencies trade.

    Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

    Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation then their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of Fund trades effected in such markets. Inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments.

    Repurchase Agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

    While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager subject to procedures established by the Board of Trustees of the Fund. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 10% of its net assets. The Fund's investments in repurchase agreements may at times be substantial when, in the view of the Investment Manager, liquidity, tax or other considerations warrant.

    Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale and will not lend more than 25% of the value of its total assets. A loan may be terminated by the borrower on one business day's notice, or by the Fund on four business days' notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The creditworthiness of firms to which the Fund lends its portfolio securities will be monitored on an ongoing basis by the Investment Manager pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Fund.

    When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities. During the fiscal year ended November 30, 1997, the Fund did not loan any of its portfolio securities.

    When-Issued and Delayed Delivery Securities and Forward Commitments. From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. The Fund will also establish a segregated account with its custodian bank in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis. Subject to the foregoing restrictions, the Fund may purchase securities on such basis without limit. The Investment Manager and the Board of Trustees do not believe that the Fund's net asset value will be adversely affected by the purchase of securities on such basis.

    When, as and if Issued Securities. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also establish a segregated account with its custodian bank in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities. Once a segregated account has been established, if the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made (see "Investment Restrictions"). Subject to the foregoing restrictions, the Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Investment Manager and the Trustees do not believe that the net asset value of the Fund will be adversely affected by its purchase of securities on such basis. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of the sale.

    Rights and Warrants. The Fund may invest up to 5% of the value of its net assets in warrants, including not more than 2% in warrants not listed on either the New York or American Stock Exchange. Warrants are, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and have no voting rights, pay no dividends and have no rights with respect to the corporations issuing them. The Fund may acquire warrants and stock rights attached to other securities without reference to the foregoing limitations.

    Private Placements. The Fund may invest up to 5% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A of the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

    The Securities and Exchange Commission ("SEC") has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. The procedures require that the following factors be taken into account in making a liquidity determination: (1) the frequency of trades and price quotes for the security; (2) the number of dealers and other potential purchasers who have issued quotes on the security; (3) any dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which under the SEC's current policies may not exceed 10% of the Fund's net assets, and will not be subject to the 5% limitation set out in the preceding paragraph.

OPTIONS AND FUTURES TRANSACTIONS

    The Fund may write covered call options against securities held in its portfolio and covered put options on eligible portfolio securities and stock indexes and purchase options of the same series to effect closing transactions, and may hedge against potential changes in the market value of investments (or anticipated investments) and facilitate the reallocation of the Fund's assets into and out of equities and fixed-income securities by purchasing put and call options on portfolio (or eligible portfolio) securities and engaging in transactions involving futures contracts and options on such contracts. The Fund may also hedge against potential changes in the market value of the currencies in which its investments (or anticipated investments) are denominated by purchasing put and call options on currencies and engage in transactions involving currency futures contracts and options on such contracts.

    Call and put options on U.S. Treasury notes, bonds and bills and equity securities are listed on Exchanges and are written in over-the-counter transactions ("OTC options"). Listed options are issued by the Options Clearing Corporation ("OCC") and other clearing entities including foreign exchanges. Ownership of a listed call option gives the Fund the right to buy from the OCC the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security to the OCC at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security from the OCC at the exercise price.

    Options on Treasury Bonds and Notes. Because trading in options written on Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges on which such securities trade will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

    Options on Treasury Bills. Because a deliverable Treasury bill changes from week to week, writers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in Treasury bills with a principal amount of the securities deliverable upon exercise of the option, the position may be hedged from a risk standpoint by the writing of a call option. For so long as the call option is outstanding, the Fund will hold the Treasury bills in a segregated account with its Custodian, so that they will be treated as being covered.

    Options on Foreign Currencies. The Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts. For example, in order to protect against declines in the dollar value of portfolio securities which are denominated in a foreign currency, the Fund may purchase put options on an amount of such foreign currency equivalent to the current value of the portfolio securities involved. As a result, the Fund would be enabled to sell the foreign currency for a fixed amount of U.S. dollars, thereby "locking in" the dollar value of the portfolio securities (less the amount of the premiums paid for the options). Conversely, the Fund may purchase call options on foreign currencies in which securities it anticipates purchasing are denominated to secure a set U.S. dollar price for such securities and protect against a decline in the value of the U.S. dollar against such foreign currency. The Fund may also purchase call and put options to close out written option positions.

    The Fund may also write call options on foreign currency to protect against potential declines in its portfolio securities which are denominated in foreign currencies. If the U.S. dollar value of the portfolio securities falls as a result of a decline in the exchange rate between the foreign currency in which a security is denominated and the U.S. dollar, then a loss to the Fund occasioned by such value decline would be ameliorated by receipt of the premium on the option sold. At the same time, however, the Fund gives up the benefit of any rise in value of the relevant portfolio securities above the exercise price of the option and, in fact, only receives a benefit from the writing of the option to the extent that the value of the portfolio securities falls below the price of the premium received. The Fund may also write options to close out long call option positions.

    The markets in foreign currency options are relatively new and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Fund will not purchase or write such options unless and until, in the opinion of the management of the Fund, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

    The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a "hedged" investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

    There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

    OTC Options. Exchange-listed options are issued by the OCC which assures that all transactions in such options are properly executed. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Fund will engage in OTC option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.

    Covered Call Writing. The Fund is permitted to write covered call options on portfolio securities and the U.S. dollar and foreign currencies, without limit, in order to aid in achieving its investment objective. Generally, a call option is "covered" if the Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its Custodian in a segregated account) the underlying security (currency) subject to the option except that in the case of call options on U.S. Treasury Bills, the Fund might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the exercise price and a maturity date no later than that of the securities (currency) deliverable under the call option. A call option is also covered if the Fund holds a call on the same security (currency) as the underlying security (currency) of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the mark to market difference is maintained by the Fund in cash, U.S. Government securities or other liquid portfolio securities which the Fund holds in a segregated account maintained with its Custodian.

    The Fund will receive from the purchaser, in return for a call it has written, a "premium"; i.e., the price of the option. Receipt of these premiums may better enable the Fund to achieve a greater total return than would be realized from holding the underlying securities (currency) alone. Moreover, the income received from the premium will offset a portion of the potential loss incurred by the Fund if the securities (currency) underlying the option are ultimately sold (exchanged) by the Fund at a loss. The premium received will fluctuate with varying economic market conditions. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, the Fund may receive less total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written.

    As regards listed options and certain OTC options, during the option period, the Fund may be required, at any time, to deliver the underlying security (currency) against payment of the exercise price on any calls it has written (exercise of certain listed and OTC options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

    Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option to prevent an underlying security (currency) from being called, to permit the sale of an underlying security (or the exchange of the underlying currency) or to enable the Fund to write another call option on the underlying security (currency) with either a different exercise price or expiration date or both. Also, effecting a closing purchase transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments by the Fund. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security (currency). Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security (currency).

    If a call option expires unexercised, the Fund realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security (currency) during the option period. If a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security (currency) equal to the difference between the purchase price of the underlying security (currency) and the proceeds of the sale of the security (currency) plus the premium received for on the option less the commission paid.

    Options written by a Fund normally have expiration dates of from up to nine months (equity securities) to eighteen months (fixed-income securities) from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security (currency) at the time the option is written. See "Risks of Options Transactions," below.

    Covered Put Writing. As a writer of a covered put option, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election (certain listed and OTC put options written by the Fund will be exercisable by the purchaser only on a specific date). A put is "covered" if, at all times, the Fund maintains, in a segregated account maintained on its behalf at the Fund's Custodian, cash, U.S. Government securities or other liquid portfolio securities in an amount equal to at least the exercise price of the option, at all times during the option period. Similarly, a short put position could be covered by the Fund by its purchase of a put option on the same security as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the mark-to-market difference is maintained by the Fund in cash, U.S. Government securities or other liquid portfolio securities which the Fund holds in a segregated account maintained at its Custodian. In writing puts, the Fund assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). In the case of listed options, during the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security. The operation of, and limitations on, covered put options in other respects are substantially identical to those of call options.

    The Fund will write put options for two purposes: (1) to receive the income derived from the premiums paid by purchasers; and (2) when the Investment Manager wishes to purchase the security underlying the option at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction) while the potential loss equals the difference between the exercise price of the option and the current market price of the underlying securities when the put is exercised, offset by the premium received (less the commissions paid on the transaction).

    Purchasing Call and Put Options. The Fund may purchase listed and OTC call and put options in amounts equalling up to 5% of its total assets. The Fund may purchase call options in order to close out a covered call position (see "Covered Call Writing" above) or purchase call options on securities they intend to purchase. The Fund may also purchase a call option on foreign currency to hedge against an adverse exchange rate move of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The purchase of the call option to effect a closing transaction or a call written over-the-counter may be a listed or an OTC option. In either case, the call purchased is likely to be on the same securities (currencies) and have the same terms as the written option. If purchased over-the-counter, the option would generally be acquired from the dealer or financial institution which purchased the call written by the Fund.

    The Fund may purchase put options on securities (currency) which it holds (or has the right to acquire) in its portfolio only to protect itself against a decline in the value of the security (currency). If the value of the underlying security (currency) were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. The Fund may also purchase put options to close out written put positions in a manner similar to call options closing purchase transactions. In addition, the Fund may sell a put option which it has previously purchased prior to the sale of the securities (currency) underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. Any such gain or loss could be offset in whole or in part by a change in the market value of the underlying security (currency). If a put option purchased by the Fund expired without being sold or exercised, the premium would be lost.

    Risks of Options Transactions. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the currency in which it is denominated) increase, but has retained the risk of loss should the price of the underlying security (currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security (currency) decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities (currency) at the exercise price.

    Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction or to purchase an offsetting over-the-counter option, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell (exchange) an underlying security (currency) at a time when it might otherwise be advantageous to do so. A covered put option writer who is unable to effect a closing purchase transaction or to purchase an offsetting over-the-counter option would continue to bear the risk of decline in the market price of the underlying security (currency) until the option expires or is exercised. In addition, a covered put writer would be unable to utilize the amount held in cash or U.S. Government securities or other liquid portfolio securities as security for the put option for other investment purposes until the exercise or expiration of the option.

    The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option Exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. However, the Fund may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Fund is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

    Among the possible reasons for the absence of a liquid secondary market on an Exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an Exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an Exchange; (v) inadequacy of the facilities of an Exchange or the Options Clearing Corporation ("OCC") to handle current trading volume; or
(vi) a decision by one or more Exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would generally continue to be exercisable in accordance with their terms.

    Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Investment Manager.

    Each of the Exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). An Exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

    While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

    The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

    Stock Index Options. Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indexes may have different multipliers. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash and a gain or loss depends on price movements in the stock market generally (or in a particular segment of the market) rather than the price movements in individual stocks. Currently, options are traded on the S&P 100 Index and the S&P 500 Index on the Chicago Board Options Exchange, the Major Market Index and the Computer Technology Index, Oil Index and Institutional Index on the American Stock Exchange and the NYSE Index and NYSE Beta Index on the New York Stock Exchange, The Financial News Composite Index on the Pacific Stock Exchange and the Value Line Index, National O-T-C Index and Utilities Index on the Philadelphia Stock Exchange, each of which and any similar index on which options are traded in the future which include stocks that are not limited to any particular industry or segment of the market is referred to as a "broadly based stock market index." Options on stock indexes provide the Fund with a means of protecting the Fund against the risk of market wide price movements. If the Investment Manager anticipates a market decline, the Fund could purchase a stock index put option. If the expected market decline materialized, the resulting decrease in the value of the Fund's portfolio would be offset to the extent of the increase in the value of the put option. If the Investment Manager anticipates a market rise, the Fund may purchase a stock index call option to enable the Fund to participate in such rise until completion of anticipated common stock purchases by the Fund. Purchases and sales of stock index options also enable the Investment Manager to more speedily achieve changes in the Fund's equity positions.

    The Fund will write put options on stock indexes only if such positions are covered by cash, U.S. Government securities or other liquid portfolio securities equal to the aggregate exercise price of the puts, which cover is held for the Fund in a segregated account maintained for it by the Fund's Custodian. All call options on stock indexes written by the Fund will be covered either by a portfolio of stocks substantially replicating the movement of the index underlying the call option or by holding a separate call option on the same stock index with a strike price no higher than the strike price of the call option sold by the Fund.

    Risks of Options on Indexes. Because exercises of stock index options are settled in cash, call writers such as the Fund cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it has been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decrease in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

    A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

    If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.

    Futures Contracts. The Fund may purchase and sell interest rate and stock index futures contracts ("futures contracts") that are traded on U.S. and foreign commodity exchanges on such underlying securities as U.S. Treasury bonds, notes and bills ("interest rate" futures), on the U.S. dollar and foreign currencies, and such indexes as the S&P 500 Index, the Moody's Investment-Grade Corporate Bond Index and the New York Stock Exchange Composite Index ("index" futures).

    As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

    The Fund will purchase or sell interest rate futures contracts and bond index futures contracts for the purpose of hedging its fixed-income portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If the Investment Manager anticipates that interest rates may rise and, concomitantly, the price of fixed-income securities fall, the Fund may sell an interest rate futures contract or a bond index futures contract. If declining interest rates are anticipated, the Fund may purchase an interest rate futures contract to protect against a potential increase in the price of U.S. Government securities the Fund intends to purchase. Subsequently, appropriate fixed-income securities may be purchased by the

Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.

    The Fund will purchase or sell futures contracts on the U.S. dollar and on foreign currencies to hedge against an anticipated rise or decline in the value of the U.S. dollar or foreign currency in which a portfolio security of the Fund is denominated vis-a-vis another currency.

    The Fund will purchase or sell stock index futures contracts for the purpose of hedging its equity portfolio (or anticipated portfolio) securities against changes in their prices. If the Investment Manager anticipates that the prices of stock held by the Fund may fall, the Fund may sell a stock index futures contract. Conversely, if the Investment Manager wishes to hedge against anticipated price rises in those stocks which the Fund intends to purchase, the Fund may purchase stock index futures contracts. In addition, interest rate and stock index futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

    Although most interest rate futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of equity security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of equity security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

    Interest Rate Futures Contracts. When the Fund enters into an interest rate futures contract, it is initially required to deposit with the Fund's Custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash or U.S. Government securities or other liquid portfolio securities equal to approximately 2% of the contract amount. Initial margin requirements are established by the Exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the Exchanges.

    Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a brokers' client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits called "variation margin," with the Fund's Custodian, in the account in the name of the broker, which are reflective of price fluctuations in the futures contract. Currently, interest rates futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, U.S. Treasury Notes with maturities between 6 1/2 and 10 years, GNMA Certificates and Bank Certificates of Deposit.

    Index Futures Contracts. The Fund may invest in index futures contracts. An index futures contract sale creates an obligation by the Fund, as seller, to deliver cash at a specified future time. An index futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of cash at a specified future time. Futures contracts on indexes do not require the physical delivery of securities, but provide for a final cash settlement on the expiration date which reflects accumulated profits and losses credited or debited to each party's account.

    The Fund is required to maintain margin deposits with brokerage firms through which it effects index futures contracts in a manner similar to that described above for interest rate futures contracts. Currently, the initial margin requirement is approximately 5% of the contract amount for index futures. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Fund may be required to make additional margin payments during the term of the contract.

    At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or a gain.

    Currently, index futures contracts can be purchased or sold with respect to, among others, the Standard & Poor's 500 Stock Price Index and the Standard & Poor's 100 Stock Price Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Index on the New York Futures Exchange, the Major Market Index on the American Stock Exchange, the Moody's Investment-Grade Corporate Bond Index on the Chicago Board of Trade and the Value Line Stock Index on the Kansas City Board of Trade.

    Options on Futures Contracts. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

    The Fund will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the Investment Manager wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its fixed-income portfolio, it might write a call option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the Investment Manager seeks to hedge. Any premiums received in the writing of options on futures contracts may, of course, augment the total return of the Fund and thereby provide a further hedge against losses resulting from price declines in portions of the Fund's portfolio.

    The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

    Limitations on Futures Contracts and Options on Futures. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less
(more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's assets which may be subject to a hedge position. In addition, in accordance with the regulations of the Commodity Futures Trading Commission ("CFTC") under which the Fund is exempted from registration as a commodity pool operator, the Fund may only enter into futures contracts and options on futures contracts transactions for purposes of hedging a part or all of its portfolio. If the CFTC changes its regulations so that the Fund would be permitted to write options on futures contracts for purposes other than hedging the Fund's investments without CFTC registration, the Fund may engage in such transactions for those purposes. Except as described above, there are no other limitations on the use of futures and options thereon by the Fund.

    Risks of Transactions In Futures Contracts and Related Options. The Fund may sell a futures contract to protect against the decline in the value of securities held by the Fund. However, it is possible that the futures market may advance and the value of securities held in the portfolio of the Fund may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio will tend to move in the same direction as the futures contracts.

    If the Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Fund may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

    In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. Government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained for the Fund by its Custodian. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

    If the Fund maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained at its Custodian, cash, U.S. Government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

    Exchanges may limit the amount by which the price of futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

    The extent to which the Fund may enter into transactions involving options and futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such. See "Dividends, Distributions and Taxes" in the Prospectus and the Statement of Additional Information.

    There may exist an imperfect correlation between the price movements of futures contracts purchased by the Fund and the movements in the prices of the securities which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationship between the debt securities and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate trends by the Investment Manager may still not result in a successful hedging transaction.

    There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent the Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

    Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities.

    The Investment Manager has substantial experience in the use of the investment techniques described above under the heading "Options and Futures Transactions," which techniques require skills different from those needed to select the portfolio securities underlying various options and futures contracts.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    In addition to the investment restrictions enumerated in the Prospectus, the investment restrictions listed below have been adopted by the Fund as fundamental policies, except as otherwise indicated. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. Such a majority is defined as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund.

    The Fund may not:

         1. Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

         2. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

         3. Borrow money, except that the Fund, (i) may borrow from a bank for temporary or emergency purposes and (ii) may engage in reverse repurchase agreements and dollar rolls, in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

         4. Pledge its assets or assign or otherwise encumber them except to secure borrowings effected within the limitations set forth in restriction
    (3). For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

         5. Issue senior securities as defined in the Act, except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase or reverse repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling futures contracts, forward foreign exchange contracts or options;
    (d) borrowing money in accordance with restrictions described above; or (e) lending portfolio securities.

         6. Make loans of money or securities, except: (a) by the purchase of publicly distributed debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

         7. Make short sales of securities.

         8. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

         9. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

        10. Invest for the purpose of exercising control or management of any other issuer.

        11. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or in accordance with the provisions of Section 12(d) of the Act and any Rules promulgated thereunder.

        12. Purchase or sell commodities or commodities contracts except that the Fund may purchase or sell futures contracts or options on futures.

    If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

    Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

    Subject to the general supervision of the Board of Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. During the fiscal period October 27, 1995 (commencement of operations) through November 30, 1995 and the fiscal years ended November 30, 1996 and 1997, the Fund paid $70,648, $520,777 and $1,063,917, respectively, in brokerage commissions.

    The Investment Manager currently serves as investment advisors to a number of clients, including other investment companies, and may in the future act as investment adviser to others. It is the practice of the Investment Manager to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary public offerings, the Investment Manager may utilize a pro rata allocation process based on the size of the Dean Witter Funds involved and the number of shares available from the public offering.

    The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, and in most cases an exact dollar value for those services is not ascertainable.

    The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

    In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. During the fiscal year ended November 30, 1997, the Fund directed the payment of $891,597 in brokerage commissions in connection with transactions in the aggregate amount of $351,455,382.

    The information and services received by the Investment Manager from brokers and dealers may be of benefit to them in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and thereby reduce their expenses, it is of indeterminable value and the fees paid to the Investment Manager are not reduced by any amount that may be attributable to the value of such services.

    Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. The Fund will limit its transactions with DWR to U.S. Government and Government Agency Securities, Bank Money Instruments (i.e., Certificates of Deposit and Bankers' Acceptances) and Commercial Paper. Such transactions will be effected with DWR only when the price available from DWR is better than that available from other dealers.

    Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR, Morgan Stanley & Co. Incorporated ("MS & Co.") and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction.

Furthermore, the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested" persons of the Fund, as defined in the Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer. During the period October 27, 1995 through November 30, 1995 and the fiscal years ended November 30, 1996 and 1997, the Fund paid $1,500, $21,460 and $29,900, respectively, in brokerage commissions to DWR. During the fiscal year ended November 30, 1997, the brokerage commissions paid to DWR represented approximately 2.81% of the total brokerage commissions paid by the Fund during the year and were paid on account of transactions having an aggregate dollar value equal to approximately 4.64% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid. During the period June 1 through November 30, 1997, the Fund paid a total of $6,250 in brokerage commissions to MS & Co., which broker-dealer became an affiliate of the Investment Manager on May 31, 1997 upon consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. The brokerage commissions paid to MS & Co. represented approximately 0.59% of the total brokerage commissions paid by the Fund for this period and were paid on account of transactions having an aggregate dollar value equal to approximately 0.73% of the aggregate dollar value of all portfolio transactions of the Fund during the period for which commissions were paid.

    During the fiscal year ended November 30, 1997, the Fund did not acquire any securities of the ten brokers or the ten dealers who executed the largest dollar amounts of principal transactions with the Fund during the period, or securities of the parents of those broker-dealers.

THE DISTRIBUTOR
--------------------------------------------------------------------------------

    As discussed in the Prospectus, shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"). The Distributor has entered into a dealer agreement with DWR, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected dealers ("Selected Broker-Dealers"). The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDWD. The Trustees of the Fund, including a majority of the Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the Act (the "Independent Trustees"), approved, at their meeting held on June 30, 1997, the current Distribution Agreement (the "Distribution Agreement") appointing the Distributor exclusive distributor of the Fund's shares and providing for the Distributor to bear distribution expenses not borne by the Fund. By its terms, the Distribution Agreement has an initial term ending April 30, 1998, and provides that it will remain in effect from year to year thereafter if approved by the Board.

    The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. Such expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to account executives. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws. The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

PLAN OF DISTRIBUTION

    To compensate the Distributor for the services it or any selected dealer provides and for the expenses it bears under the Distribution Agreement, the Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following annual rates; 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of Class B. The Distributor also receives the proceeds of front-end sales charges and of contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan (see "Purchase of Fund Shares" in the Prospectus). The Distributor has informed the Fund that it and/or DWR received (a) approximately $1,800, $484,000 and $983,855 in contingent deferred sales charges from Class B for the period October 27, 1995 (commencement of operations) through November 30, 1995 and for the fiscal years ended November 30, 1996 and 1997, respectively, (b) approximately $0 and $653 in contingent deferred sales charges from Class A and Class C, respectively, for the fiscal year ended November 30, 1997, and (c) approximately $11,990 in front-end sales charges from Class A for the fiscal year ended November 30, 1997, none of which was retained by the Distributor.

    The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable each of Class B and Class C each year pursuant to the Plan of Distribution equal to 0.25% of such Class's average daily net assets are currently each characterized as a "service fee" under the Rules of the Association of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the aforementioned Rules of the Association.

    The Plan was adopted by a vote of the Trustees of the Fund on August 24, 1995, at a meeting of the Trustees called for the purpose of voting on such Plan. The vote included the vote of a majority of the Trustees of the Fund who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan (the "Independent 12b-1 Trustees"). In making their decision to adopt the Plan, the Trustees requested from the Distributor and received such information as they deemed necessary to make an informed determination as to whether or not adoption of the Plan was in the best interests of the shareholders of the Fund. After due consideration of the information received, the Trustees, including the Independent 12b-1 Trustees, determined that adoption of the Plan would benefit the shareholders of the Fund. InterCapital, as then sole shareholder of the Fund, approved the Plan on August 24, 1995, whereupon the Plan went into effect.

    Under its terms, the Plan had an initial term ending April 30, 1996 and provides that it will remain in effect from year to year thereafter, provided such continuance is approved annually by a vote of the Trustees in the manner described above. Prior to the Board's approval of Amendments to the Plan to reflect the multiple-class structure for the Fund, the most recent continuance of the Plan for one year, until April 30, 1998, was approved by the Trustees, including a majority of the Independent 12b-1 Trustees, on April 24, 1997 at a meeting called for the purpose of voting on such Plan. At that meeting the Trustees and the Independent 12b-1 Trustees, after evaluating all the information they deemed necessary to make an informed determination of whether the Plan should be continued. The determination was based upon the conclusion of the Trustees that the Plan provides an effective means of stimulating sales of shares of the Fund and of reducing or avoiding net redemptions and the potentially adverse effects that may occur therefrom. At their meeting held on June 30, 1997, the Trustee, including a majority of the Independent 12b-1 Trustee, approved Amendments to the Plan to reflect the multiple-class structure for the Fund, which took effect on July 28, 1997.

    Under the Plan and as required by Rule 12b-1, the Trustees will receive and review promptly after the end of each fiscal quarter a written report provided by the Distributor of the amounts expended by the Distributor under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended November 30, 1997 of $3,434,993. This amount is equal to 1.0% of the average daily net assets of Class B for the fiscal year and was calculated pursuant to clause (b) of the compensation formula under the Plan. For the fiscal period July 28 through November 30, 1997, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $197 and $2,400, respectively, which amounts are equal to 0.25% and 1.00% of the average daily net assets of Class A and Class C, respectively, for such period.

    The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes of shares, each with a different distribution arrangement as set forth in the Prospectus.

    With respect to Class A shares, DWR compensates its account executives by paying them, from proceeds of the front-end sales charge, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the account executives or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored (401k) and other plans qualified under Section 401(a) of the Internal Revenue Code ("Qualified Retirement Plans") for which Dean Witter Trust FSB ("DWT") serves as Trustee or DWR's Retirement Plan serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, the Investment Manager compensates DWR's account executives by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

    With respect to Class B shares, DWR compensates its account executives by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased on or after July 28, 1997 by Qualified Retirement Plans for which DWT serves as Trustee for DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, DWR compensates its account executives by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

    With respect to Class C shares, DWR compensates its account executives by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently a residual of up to 1.0% of the current value of the respective accounts for which they are the account executives of record.

    With respect to Class D shares other than shares held by participants in InterCapital's mutual fund asset allocation program, the Investment Manager compensates DWR's account executives by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates DWR's account executives by paying them, from its own funds, an annual residual commission, currently a residual of up to 0.10% of the current value of the respective accounts for which they are the account executives of record (not including accounts of participants in the InterCapital mutual fund asset allocation program).

    The gross sales credit is a charge which reflects commissions paid by DWR to its account executives and Fund associated distribution-related expenses, including sales compensation and overhead. The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribu-tion expenses incurred on behalf of the Fund and in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross sales credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities. The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating DWR's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars;
(c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund share sales.

    The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to account executives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including a majority of the Independent 12b-1 Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to account executives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.

    Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended November 30, 1997 to the Distributor. The Distributor and DWR estimate that they have spent, pursuant to the Plan, $19,341,226 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 7.42% ($1,435,245) -- advertising and promotional expenses; (ii) 0.54% ($104,306) -- printing of prospectuses for distribution to other than current shareholders; and (iii) 92.04% ($17,801,675) -- other expenses, including the gross sales credit and the carrying charge, of which 5.47% ($974,187) represents carrying charges, 37.92% ($6,751,188) represents commission credits to DWR branch offices for payments of commissions to account executives and 56.61% ($10,076,300) represents overhead and other branch office distribution-related expenses. These amounts represent amounts paid by Class B only; there were no Class A or Class C shares outstanding on such date. The amounts accrued by Class A and Class C for distribution during the fiscal period July 28 through November 30, 1997 were for expenses which relate to compensation of self-personnel and associated overhead expenses.

    In the case of Class B shares, at any given time, the expenses in distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan and (ii) the proceeds of contingent deferred sales charges paid by investors upon redemption of shares. The Distributor has advised the Fund that in the case of Class B shares, the excess amount, including the carrying charge designed to approximate the opportunity costs incurred by DWR which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totalled $12,299,293 at November 30, 1997. Because there is no requirement under the Plan that the Distributor be reimbursed for all expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay distribution expenses in excess of payments made under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.

    No interested person of the Fund nor any Trustee of the Fund who is not an interested person of the Fund, as defined in the Act, has any direct or indirect financial interest in the operation of the Plan except to the extent that the Distributor, InterCapital, DWSC and DWR or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

    The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected Class or Classes of the Fund, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent 12b-1 Trustees.

DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

    The net asset value per share for each Class of shares of the Fund is determined once daily at 4:00 p.m. New York time (or, on days when the New York Stock Exchange closes prior to 4 p.m., at such earlier times), on each day that the New York Stock Exchange is open by taking the net assets of the Fund and dividing by the number of shares outstanding and adjusting to the nearest cent. The New York Stock Exchange currently observes the following holidays: New Year's Day, Reverend Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

    As stated in the Prospectus, short-term securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine that such price does not reflect their market value, in which case they will be valued at their fair value as determined by the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

    Generally, trading in foreign securities, as well as corporate bonds, United States government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

    As discussed in the Prospectus, the Fund offers four Classes of shares as follows:

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

    Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except in the circumstances discussed in the Prospectus.

    Right of Accumulation. As discussed in the Prospectus, investors may combine the current value of shares purchased in separate transactions for purposes of benefitting from the reduced sales charges available for purchases of shares of the Fund totalling at least $25,000 in net asset value. For example, if any person or entity who qualifies for this privilege holds Class A shares of the Fund and/or other Dean Witter Funds that are multiple class funds ("Dean Witter Multi-Class Funds") or shares of other Dean Witter Funds sold with a front-end sales charge purchased at a price including a front-end sales charge having a current value of $5,000, and purchases $20,000 of additional shares of the Fund, the sales charge applicable to the $20,000 purchase would be 4.75% of the offering price.

    The Distributor must be notified by the selected broker-dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the selected broker-dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Distributor or Dean Witter Trust FSB (the "Transfer Agent") fails to confirm the investor's represented holdings.

    Letter of Intent. As discussed in the Prospectus, reduced sales charges are available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from the Distributor or from a single Selected Broker-Dealer.

    A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a thirteen-month period. Each purchase of Class A shares made during the period will receive the reduced sales commission applicable to the amount represented by the goal, as if it were a single purchase. A number of shares equal in value to 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the shareholder. The initial purchase under a Letter of Intent must be equal to at least 5% of the stated investment goal.

    The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the shareholder to liquidate a sufficient number of his or her escrowed shares to obtain such difference.

    If the goal is exceeded and purchases pass the next sales charge level, the sales charge on the entire amount of the purchase that results in passing that level and on subsequent purchases will be subject to further reduced sales charges in the same manner as set forth above under "Right of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. For the purpose of determining whether the investor is entitled to a further reduced sales charge applicable to purchases at or above a sales charge level which exceeds the stated goal of a Letter of Intent, the cumulative current net asset value of any shares owned by the investor in any other Dean Witter Funds held by the shareholder which were previously purchased at a price including a front-end sales charge (including shares of the Fund and other Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions) will be added to the cost or net asset value of shares of the Fund owned by the investor. However, shares of "Exchange Funds" (see "Shareholder Services--Exchange Privilege") and the purchase of shares of other Dean Witter Funds will not be included in determining whether the stated goal of a Letter of Intent has been reached.

    At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, only shares purchased during the previous 90-day period and still owned by the shareholder will be included in the new sales charge reduction. The 5% escrow and minimum purchase requirements will be applicable to the new stated goal. Investors electing to purchase shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES

    Class B shares are sold without an initial sales charge but are subject to a CDSC payable upon most redemptions within six years after purchase. As stated in the Prospectus, a CDSC will be imposed on any redemption by an investor if after such redemption the current value of the investor's Class B shares of the Fund is less than the dollar amount of all payments by the shareholder for the purchase of Class B shares during the preceding six years (or, in the case of shares held by certain Qualified Retirement Plans, three years). However, no CDSC will be imposed to the extent that the net asset value of the shares redeemed does not exceed: (a) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) prior to the redemption, plus (b) the current net asset value of shares purchased through reinvestment of dividends or distributions of the Fund or another Dean Witter Fund (see "Shareholder Services--Targeted Dividends"), plus (c) the current net asset value of shares acquired in exchange for (i) shares of Dean Witter front-end sales charge funds, or (ii) shares of other Dean Witter Funds for which shares of front-end sales charge funds have been exchanged (see "Shareholder Services--Exchange Privilege"), plus (d) increases in the net asset value of the investor's shares above the total amount of payments for the purchase of Fund shares made during the preceding six (three) years. The CDSC will be paid to the Distributor.

    In determining the applicability of the CDSC to each redemption, the amount which represents an increase in the net asset value of the investor's shares above the amount of the total payments for the purchase of shares within the last six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) will be redeemed first. In the event the redemption amount exceeds such increase in value, the next portion of the amount redeemed will be the amount which represents the net asset value of the investor's shares purchased more than six (three) years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of Dean Witter front-end sales charge funds, or for shares of other Dean Witter funds for which shares of front-end sales charge funds have been exchanged. A portion of the amount redeemed which exceeds an amount which represents both such increase in value and the value of shares purchased more than six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/ or shares acquired in the above-described exchanges will be subject to a CDSC.

    The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares of the Fund until the time of redemption of such shares. For purposes of determining the number of years from the time of any payment for the purchase of shares, all payments made during a month will be aggregated and deemed to have been made on the last day of the month. The following table sets forth the rates of the CDSC applicable to most Class B shares of the Fund:

                                       YEAR SINCE
                                        PURCHASE                                             CDSC AS A PERCENTAGE OF
                                      PAYMENT MADE                                               AMOUNT REDEEMED
-----------------------------------------------------------------------------------------  ---------------------------
First....................................................................................                5.0%
Second...................................................................................                4.0%
Third....................................................................................                3.0%
Fourth...................................................................................                2.0%
Fifth....................................................................................                2.0%
Sixth....................................................................................                1.0%
Seventh and thereafter...................................................................             None

    The following table sets forth the rates of the CDSC applicable to Class B shares of the Fund purchased on or after July 28, 1997 by Qualified Retirement Plans for which DWT serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement:

                                       YEAR SINCE
                                        PURCHASE                                             CDSC AS A PERCENTAGE OF
                                      PAYMENT MADE                                               AMOUNT REDEEMED
-----------------------------------------------------------------------------------------  ---------------------------
First....................................................................................                2.0%
Second...................................................................................                2.0%
Third....................................................................................                1.0%
Fourth and thereafter....................................................................             None

    In determining the rate of the CDSC, it will be assumed that a redemption is made of shares held by the investor for the longest period of time within the applicable six-year or three-year period. This will result in any such CDSC being imposed at the lowest possible rate. The CDSC will be imposed, in accordance with the table shown above, on any redemptions within six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) of purchase which are in excess of these amounts and which redemptions do not qualify for waiver of the CDSC, as described in the Prospectus.

LEVEL LOAD ALTERNATIVE--CLASS C SHARES

    Class C shares are sold without a sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase, except in the circumstances discussed in the Prospectus.

NO LOAD ALTERNATIVE--CLASS D SHARES

    Class D shares are offered without any sales charge on purchase or redemption. Class D shares are offered only to those persons meeting the qualifications set forth in the Prospectus.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

    Upon the purchase of shares of the Fund, a Shareholder Investment Account is opened for the investor on the books of the Fund and maintained by the Transfer Agent. This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. Whenever a shareholder instituted transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a confirmation of the transaction from the Fund or from DWR or other selected broker-dealer.

    AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. As stated in the Prospectus, all income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid, at the net asset value per share, in shares of the applicable Class of the Fund (or in cash if the shareholder so requests) as of the close of business on the record date. At any time an investor may request the Transfer Agent, in writing, to have subsequent dividends and/or capital gains distributions paid to him or her in cash rather than shares. To assure sufficient time to process the charge, such request should be received by the Transfer Agent at least five business days prior to the record date of the dividend or distribution. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to the Distributor, which will be forwarded to the shareholder, upon the receipt of proper instructions. It has been and remains the Fund's policy and practice that, if checks for dividends or distributions paid in cash remain uncashed, no interest will accrue on amounts represented by such uncashed checks.

    Targeted Dividends.-SM- In states where it is legally permissible, shareholders may also have all income dividends and capital gains distributions automatically invested in shares of any Class of an open-end Dean Witter Fund other than Dean Witter Capital Appreciation Fund or in another Class of Dean Witter Capital Appreciation Fund. Such investment will be made as described above for automatic investment in shares in shares of the applicable Class of the Fund, at the net asset value per share of the selected Dean Witter Fund as of the close of business on the payment date of the dividend or distribution and will begin to earn dividends, if any, in the selected Dean Witter Fund the next business day. Shareholders of Dean Witter Capital Appreciation Fund must be shareholders of the selected Class of the Dean Witter Fund targeted to receive investments from dividends at the time they enter the Targeted Dividends program. Investors should review the prospectus of the targeted Dean Witter Fund before entering the program.

    Easyinvest.-SM- Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account or following redemption of shares of a Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund. Shares purchased through EasyInvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected. (Subject to any applicable sales charges). Shares of the Dean Witter money market funds redeemed in connection with EasyInvest are redeemed on the business day preceding the transfer of funds. For further information or to subscribe to EasyInvest, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

    Investment of Dividends or Distributions Received in Cash. As discussed in the Prospectus, any shareholder who receives a cash payment representing a dividend or distribution may invest such dividend or distribution in shares of the applicable Class at the net asset value next determined after receipt by the Transfer Agent, without the imposition of a CDSC upon redemption, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. If the shareholder returns the proceeds of a dividend or distribution, such funds must be accompanied by a signed statement indicating that the proceeds constitute a dividend or distribution to be invested. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.

    Systematic Withdrawal Plan. As discussed in the Prospectus, a systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares" in the Prospectus). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly or quarterly amount.

    The Transfer Agent acts as an agent for the shareholder in tendering to the Fund for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next following business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent within five business days after the date of redemption. The Withdrawal Plan may be terminated at any time by the Fund.

    Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for Federal income tax purposes. Although the shareholder may make additional investments of $2,500 or more under the Withdrawal Plan, withdrawals made concurrently with purchases of additional shares may be inadvisable because of sales charges which may be applicable to purchases or redemptions of shares (see "Purchase of Fund Shares").

    Any shareholder who wishes to have payments under the Withdrawal Plan made to a third party or sent to an address other than the one listed on the account must send complete written instructions to the Transfer Agent to enroll in the Withdrawal Plan. The shareholder's signature on such instructions must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A shareholder may, at any time, change the amount and interval of withdrawal payments through his or her Account Executive or by written nomination to the Transfer Agent. In addition, the party and/or the address to which the checks are mailed may be changed by written notification to the Transfer Agent, with signature guarantees required in the manner described above. The shareholder may also terminate the Withdrawal Plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a regular shareholder investment account. The shareholder may also redeem all or part of the shares held in the Withdrawal Plan account (see "Redemptions and Repurchases" in the Prospectus) at any time.

    Direct Investments Through Transfer Agent. As discussed in the Prospectus, shareholders may make additional investments in any Class of shares of the Fund for which they qualify at any time by sending a check in any amount, not less than $100, payable to Dean Witter Capital Appreciation Fund, and indicating the selected Class, directly to the Fund's Transfer Agent. In the case of Class A shares, after deduction of any applicable sales charge, the balance will be applied to the purchase of Fund shares, and, in the case of shares of the other Classes, the entire amount will be applied to the purchase of Fund shares, at the net asset value per share next computed after receipt of the check or purchase payment by the Transfer Agent. The shares so purchased will be credited to the investor's account.

EXCHANGE PRIVILEGE

    As discussed in the Prospectus, the Fund makes available to its shareholders an Exchange Privilege whereby shareholders of each Class of shares of the Fund may exchange their shares for shares of the same Class of shares of any other Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of any of the following funds: Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter Funds which are money market funds (the foregoing nine funds are hereinafter referred to as the "Exchange Funds"). Class A shares may also be exchanged for shares of Dean Witter Multi-State Municipal Series Trust and Dean Witter Hawaii Municipal Trust, which are Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Class B shares may also be exchanged for shares of Dean Witter Global Short-Term Income Fund Inc. ("Global Short-Term"), which is a Dean Witter Fund offered with a CDSC. Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss.

    Any new account established through the Exchange Privilege will have the same registration and cash dividend or dividend reinvestment plan as the present account, unless the Transfer Agent receives written notification to the contrary. For telephone exchanges, the exact registration of the existing account and the account number must be provided.

    Any shares held in certificate form cannot be exchanged but must be forwarded to the Transfer Agent and deposited into the shareholder's account before being eligible for exchange. (Certificates mailed in for deposit should not be endorsed.)

    As described below, and in the Prospectus under the caption "Purchase of Fund Shares," a CDSC may be imposed upon a redemption, depending on a number of factors, including the number of years from the time of purchase until the time of redemption or exchange ("holding period"). When shares of a Dean Witter Multi-Class Fund or Global Short-Term are exchanged for shares of an Exchange Fund, the exchange is executed at no charge to the shareholder, without the imposition of the CDSC at the time of the exchange. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period or "year since purchase payment made" is frozen. When shares are redeemed out of the Exchange Fund, they will be subject to a CDSC which would be based upon the period of time the shareholder held shares in a Dean Witter Multi-Class Fund or Global Short-Term. However, in the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees, if any, incurred on or after that date which are attributable to those shares. Shareholders acquiring shares of an Exchange Fund pursuant to this exchange privilege may exchange those shares back into a Dean Witter Multi-Class Fund or Global Short-Term from the Exchange Fund, with no CDSC being imposed on such exchange. The holding period previously frozen when shares were first exchanged for shares of the Exchange Fund resumes on the last day of the month when shares of a Dean Witter Multi-Class Fund or of Global Short-Term are reacquired. A CDSC is imposed only upon an ultimate redemption, based upon the time (calculated as described above) the shareholder was invested in a Dean Witter Multi-Class Fund or in Global Short-Term. In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in a FSC Fund.

    When shares initially purchased in a Dean Witter Multi-Class or in Global Short-Term are exchanged for shares of a Dean Witter Multi-Class Fund, share of Global Short-Term, shares of a FSC Fund or for shares of an Exchange Fund, the date of purchase of the shares of the fund exchanged into, for purposes of the CDSC upon redemption, will be the last day of the month in which the shares being exchanged were originally purchased. In allocating the purchase payments between funds for purposes of the CDSC, the amount which represents the current net asset value of shares at the time of the exchange which were (i) purchased more than one, three or six years (depending on the CDSC schedule applicable to the shares) prior to the exchange, (ii) originally acquired through reinvestment of dividends or distributions and (iii) acquired in exchange for shares of FSC Funds, or for shares of other Dean Witter Funds for which shares of FSC Funds have been exchanged (all such shares called "Free Shares"), will be exchanged first. After an exchange, all dividends earned on shares in an Exchange Fund will be considered Free Shares. If the exchanged amount exceeds the value of such Free Shares, an exchange is made, on a block-by-block basis, of non-Free Shares held for the longest period of time (except that with respect to Class B shares, if shares held for identical periods of time but subject to different CDSC schedules are held in the same Exchange Privilege account, the shares of that block that are subject to a lower CDSC rate will be exchanged prior to the shares of that block that are subject to a higher CDSC rate). Shares equal to any appreciation in the value of non-Free Shares exchanged will be treated as Free Shares, and the amount of the purchase payments for the non-Free Shares of the fund exchanged into will be equal to the lesser of (a) the purchase payments for, or (b) the current net asset value of, the exchanged non-Free Shares. If an exchange between funds would result in exchange of only part of a particular block of non-Free Shares, then shares equal to any appreciation in the value of the block (up to the amount of the exchange) will be treated as Free Shares and exchanged first, and the purchase payment for that block will be allocated on a pro rata basis between the non-Free Shares of that block to be retained and the non-Free Shares to be exchanged. The prorated amount of such purchase payment attributable to the retained non-Free Shares will remain as the purchase payment for such shares, and the amount of purchase payment for the exchanged non-Free Shares will be equal to the lesser of (a) the prorated amount of the purchase payment for, or
(b) the current net asset value of, those exchanged non-Free Shares. Based upon the procedures described in the Prospectus under the caption "Purchase of Fund Shares," any applicable CDSC will be imposed upon the ultimate redemption of shares of any fund, regardless of the number of exchanges since those shares were originally purchased.

    With respect to the redemption or repurchase of shares of the Fund, the application of proceeds to the purchase of new shares in the Fund or any other of the funds and the general administration of the Exchange Privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's selected broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any selected broker-dealer.

    The Distributor and any selected broker-dealer have authorized and appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other fund and the general administration of the Exchange Privilege. No commission or discounts will be paid to the Distributor or any selected broker-dealer for any transactions pursuant to this Exchange Privilege.

    Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. (The minimum initial investment for the Exchange Privilege account of each Class is $5,000 for Dean Witter Liquid Asset Fund Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter California Tax-Free Daily Income Trust and Dean Witter New York Municipal Money Market Trust, although those funds may, at their discretion, accept initial investments of as low as $1,000. The minimum investment for the Exchange Privilege account of each Class is $10,000 for Dean Witter Short-Term U.S. Treasury Trust, although that fund, in its discretion, may accept initial purchases as low as $5,000. The minimum initial investment for the Exchange Privilege account of each Class is $5,000 for Dean Witter Special Value Fund. The minimum initial investment for the Exchange Privilege account of each Class for all other Dean Witter Funds for which the Exchange Privilege is available is $1,000.) Upon exchange into an Exchange Fund, the shares of that fund will be held in a special Exchange Privilege Account separately from accounts of those shareholders who have acquired their shares directly from that fund. As a result, certain services normally available to shareholders of those funds, including the check writing feature, will not be available for funds held in that account.

    The Fund and each of the other Dean Witter Funds may limit the number of times this Exchange Privilege may be exercised by any investor within a specified period of time. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of the Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days' prior written notice for termination or material revision), provided that six months' prior written notice of termination will be given to the shareholders who hold shares of Exchange Funds, pursuant to the Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised without notice at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits (provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist) or (e) if the Fund would be unable to invest amounts effectively in accordance with its investment objective, policies and restrictions.

    The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

    For further information regarding the Exchange Privilege, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------

    Redemption. As stated in the Prospectus, shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds will be reduced by the amount of any applicable CDSC. If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption. The share certificate, or an accompanying stock power, and the request for redemption, must be signed by the shareholder or shareholders exactly as the shares are registered. Each request for redemption, whether or not accompanied by a share certificates, must be sent to the Fund's Transfer Agent, which will redeem the shares at their net asset value next computed (see "Purchase of Fund Shares" in the Prospectus) after it receives the request, and certificate, if any, in good order. Any redemption request received after such computation will be redeemed at the next determined net asset value. The term "good order" means that the share certificate, if any, and request for redemption, are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. If redemption is requested by a corporation, partnership, trust or fiduciary, the Transfer Agent may require that written evidence of authority acceptance to the Transfer Agent be submitted before such request is accepted.

    Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to any person other than the record owner, or if the proceeds are to be paid to a corporation (other than the Distributor or a selected broker-dealer for the account of the shareholder), partnership, trust or fiduciary, or sent to the shareholder at an address other than the registered address, signatures must be guaranteed by an eligible guarantor. A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements from time to time upon notice to shareholders, which may be a means of a supplement to the prospectus or a new prospectus.

    Repurchase. As stated in the Prospectus, DWR and other selected broker-dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other selected broker-dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next computed after such purchase order is received by DWR or other selected broker-dealer reduced by any applicable CDSC.

    Payment for Shares Redeemed or Repurchased. As discussed in the Prospectus, payment for shares of any Class presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any period when the Securities and Exchange Commission by order so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). It has been and remains the Fund's policy and practice that, if checks for redemption proceeds remain uncashed, no interest will accrue on amounts represented by such uncashed checks. Shareholders maintaining margin accounts with DWR or another selected broker-dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

    Transfers of Shares. In the event a shareholder requests a transfer of any shares to a new registration, such shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

    Reinstatement Privilege. As discussed in the Prospectus, a shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class at the net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent.

    Exercise of the reinstatement privilege will not affect the federal income tax and state income tax treatment of any gain or loss realized upon the redemption or repurchase, except that if the redemption or repurchase resulted in a loss and reinstatement is made in shares of the Fund, some or all of the loss, depending on the amount reinstated, will not be allowed as a deduction for federal income tax and state personal income tax purposes but will be applied to adjust the cost basis of the shares acquired upon reinstatement.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

    As discussed in the Prospectus, the Fund will determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. If any such gains are retained, the Fund will pay federal income tax thereon, and, if the Fund makes an election, the shareholders would include such undistributed gains in their income and shareholders will be able to claim their share of the tax paid by the Fund as a credit against their individual federal income tax.

    Any dividends declared in the last quarter of any calendar year which are paid in the following calendar year prior to February 1 will be deemed received by the shareholder in the prior calendar year.

    Gains or losses on sales of securities by the Fund will generally be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be generally short-term capital gains or losses.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction. Treasury intends to issue regulations to permit shareholders to take into account their proportionate share of the Fund's capital gains distributions that will be subject to a reduced rate under the Taxpayer Relief Act of 1997. The Taxpayer Relief Act reduces the maximum tax on long-term capital gains from 28% to 20%; however, it also lengthenes the required holding period to obtain the lower rate from more than 12 months to more than 18 months. The lower rates do not apply to collectibles and certain other assets. Additionally, the maximum capital gain rate for assets that are held more than five years and that are acquired after December 31, 2000 is 18%.

    The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). If so qualified, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, realized during any fiscal year in which it distributes such income and capital gains to its shareholders. In addition, the Fund intends to distribute to its shareholders each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. Shareholders will normally have to pay federal income taxes, and any state and/or local income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed received by the shareholder in the prior year.

    After the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes. Shareholders will also be notified of their proportionate share of long-term capital gains distributions that are eligible for a reduced rate of tax under the Taxpayer Relief Act of 1997. To avoid being subject to a 31% Federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

    Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and dividends normally are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized net long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment to the extent of such reduction below the shareholder's cost, but nonetheless would be fully taxable. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

    Any loss realized by shareholders upon a redemption of shares within six months of the date of their purchase will be treated as long-term capital loss to the extent of any distributions of net long-term capital gains during the six-month period.

    The Fund may elect to retain net capital gains and pay corporate income tax thereon. In such event, each shareholder of record on the last day of the Fund's taxable year would be required to include in income for tax purposes such shareholder's proportionate share of the Fund's undistributed net capital gain. In addition, each shareholder would be entitled to credit such shareholder's proportionate share of the tax paid by the Fund against federal income tax liabilities, to claim refunds to the extent that the credit exceeds such liabilities, and to increase the basis of his shares held for federal income tax purposes by an amount equal to 65% of such shareholder's proportionate share of the undistributed net capital gain.

    Dividends, interest and capital gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Investors may be entitled to claim United States foreign tax credits or deductions with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% of the Fund's total assets at the close of its fiscal year consist of securities of foreign corporations, the Fund would be eligible and would determine whether or not to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their respective pro rata portions of such withholding taxes in their United States income tax returns as gross income, treat such respective pro rata portions as taxes paid by them, and deduct such respective pro rata portions in computing their taxable income or, alternatively, use them as foreign tax credits against their United States income taxes. If the Fund does elect to file the election with the Internal Revenue Service, the Fund will report annually to its shareholders the amount per share of such withholding.

    Special Rules for Certain Foreign Currency Transactions. In general, gains from foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies are currently considered to be qualifying income for purposes of determining whether the Fund qualifies as a regulated investment company. It is currently unclear, however, who will be treated as the issuer of certain foreign currency instruments or how foreign currency options, futures, or forward foreign currency contracts will be valued for purposes of the regulated investment company diversification requirements applicable to the Fund. The Fund may request a private letter ruling from the Internal Revenue Service on some or all of these issues.

    Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts", and from unlisted options will be treated as ordinary income or loss under Code Section 988. Also, certain foreign exchange gains or losses derived with respect to foreign fixed-income securities are also subject to Section 988 treatment. In general, therefore, Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions.

    If the Fund invests in an entity which is classified as a "passive foreign investment company" ("PFIC") for U.S. tax purposes, the application of certain technical tax provisions applying to such companies could result in the imposition of federal income tax with respect to such investments at the Fund level which could not be eliminated by distributions to shareholders. The Taxpayer Relief Act of 1997 establishes a mark-to-market regime which allows taxpayers investing in PFIC's to avoid most, if not all, of the difficulties posed by the PFIC rules. In any event, it is not anticipated that any taxes on the Fund with respect to investments in PFIC's would be significant.

    Shareholders are urged to consult their attorney or tax adviser regarding specific questions as to federal, state or local taxes.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    As discussed in the Prospectus, from time to time the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Fund's operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any CDSC at the end of the one, five or ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total return of Class B for the fiscal year ended November 30, 1997 and the period October 27, 1995 (commencement of operations) through November 30, 1997 were 4.47% and 17.11%, respectively.

    For periods of less than one year, the Fund quotes its total return on a non-annualized basis. Accordingly, the Fund may compute its aggregate total return for each of Class A, Class C and Class D for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value by the initial $1,000 investment and subtracting 1 from the result. The ending redeemable value is reduced by any CDSC at the end of the period. Based on the foregoing calculations, the total returns for the period July 28, 1997 through November 30, 1997 were -5.78%, -1.83% and -0.49% for Class A, Class C and Class D, respectively.

    In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect imposition of the maximum front-end sales charge for Class A or the the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total returns of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, total returns of Class B for the fiscal year ended November 30, 1997 and for the period October 27, 1995 through November 30, 1997 were 9.47% and 18.30%, respectively.

    In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without the reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the total returns for Class B for the fiscal year ended November 30, 1997 and for the period October 27, 1995 through November 30, 1997 were 9.47% and 42.20%, respectively. Based on the foregoing calculations, the total returns for Class A, Class C and Class D for the period July 28 through November 30, 1997 were -0.56%, -0.84% and -0.49%, respectively,

    The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's total aggregate total return to date (expressed as a decimal and without taking into account the effect of applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 or $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown (declined) to the following amounts at November 30, 1997:

                                                              INVESTMENT AT INCEPTION OF:
                                               INCEPTION   ---------------------------------
CLASS                                            DATE:      $10,000    $50,000    $100,000
---------------------------------------------  ----------  ---------  ---------  -----------
Class A                                           7/28/97  $   9,422  $  47,731  $    96,457
Class B                                          10/27/95     14,220     71,100      142,200
Class C                                           7/28/97      9,916     49,580       99,160
Class D                                           7/28/97      9,951     49,755       99,510

    The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations including the Capital Appreciation Lipper Index.

DESCRIPTION OF SHARES
--------------------------------------------------------------------------------

    The shareholders of the Fund are entitled to a full vote for each full share held. All of the Trustees have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders also have the right to remove the Trustees following a meeting called for that purpose requested in writing by the record holders of not less than ten percent of the Fund's outstanding shares. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

    The Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series. The Trustees have not presently authorized any such additional series or classes of shares other than as set forth in the Prospectus.

    The Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or her duties. It also provides that all third persons shall look solely to the Fund's property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liabilities in connection with the affairs of the Fund.

    The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Fund shall be of unlimited duration subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

CUSTODIAN AND TRANSFER AGENT
--------------------------------------------------------------------------------

    The Bank of New York is the Custodian of the Fund's assets. The Custodian has contracted with various foreign banks and depositories to hold portfolio securities of non-U.S. issuers on behalf of the Fund. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. Such balances may, at times, be substantial.

    Dean Witter Trust FSB, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 is the Transfer Agent of the Fund's shares and Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans described herein. Dean Witter Trust FSB is an affiliate of Dean Witter InterCapital Inc., the Fund's Investment Manager, and of Dean Witter Distributors Inc., the Fund's Distributor. As Transfer Agent and Dividend Disbursing Agent, Dean Witter Trust FSB's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services Dean Witter Trust FSB receives a per shareholder account fee.

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

    Price Waterhouse LLP serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------

    The Fund will send to shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report containing financial statements audited by independent accountants will be sent to shareholders each year.

    The Fund's fiscal year ends on November 30. The financial statements of the Fund must be audited at least once a year by independent accountants whose selection is made annually by the Fund's Board of Trustees.

LEGAL COUNSEL
--------------------------------------------------------------------------------

    Barry Fink, Esq., who is an officer and the General Counsel of the Investment Manager, is an officer and the General Counsel of the Fund.

EXPERTS
--------------------------------------------------------------------------------

    The financial statements of the Fund for the year ended November 30, 1997 included in this Statement of Additional Information and incorporated by reference in the Prospectus, have been so included and incorporated in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

REGISTRATION STATEMENT
--------------------------------------------------------------------------------

    This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

DEAN WITTER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS November 30, 1997

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (100.2%)
           Advertising (0.1%)
  25,000   TMP Worldwide, Inc.*...................................................................  $    453,125
                                                                                                    ------------
           Aerospace & Defense (0.9%)
 100,000   Kellstrom Industries, Inc.*............................................................     2,612,500
  30,000   Orbital Sciences Corp.*................................................................       768,750
                                                                                                    ------------
                                                                                                       3,381,250
                                                                                                    ------------
           Agriculture (0.1%)
  20,000   Scheid Vineyards Inc. (Class A)*.......................................................       200,000
                                                                                                    ------------
           Agriculture Related (0.3%)
  50,000   Agribiotech, Inc.*.....................................................................       493,750
 100,000   Cadiz Land Company, Inc.*..............................................................       718,750
                                                                                                    ------------
                                                                                                       1,212,500
                                                                                                    ------------
           Asset Management (0.0%)
   5,000   MAXIMUS, Inc.*.........................................................................       120,625
                                                                                                    ------------
           Automotive (0.4%)
  28,900   Avis Rent-A-Car, Inc.*.................................................................       969,956
  31,600   Group 1 Automotive, Inc.*..............................................................       306,125
                                                                                                    ------------
                                                                                                       1,276,081
                                                                                                    ------------
           Banking (0.0%)
   5,000   Net.B@nk, Inc.*........................................................................        55,625
                                                                                                    ------------
           Biotechnology (0.9%)
  30,000   ESC Medical Systems Ltd. (Israel)*.....................................................     1,072,500
  70,000   Osteotech, Inc.*.......................................................................     2,108,750
                                                                                                    ------------
                                                                                                       3,181,250
                                                                                                    ------------
           Building & Construction (0.4%)
  40,000   Dycom Industries, Inc.*................................................................       900,000
  20,000   Hospitality Worldwide Services, Inc.*..................................................       240,000
  15,000   Schuff Steel Co.*......................................................................       165,000
     900   UNIFAB International, Inc.*............................................................        18,000
                                                                                                    ------------
                                                                                                       1,323,000
                                                                                                    ------------
           Business Services (0.2%)
  30,000   Wackenhut Corrections Corp.*...........................................................       840,000
                                                                                                    ------------
           Cement (0.5%)
  80,000   Giant Cement Holding, Inc.*............................................................     1,930,000
                                                                                                    ------------
           Chemicals - Specialty (0.1%)
  60,000   Eco Soil Systems, Inc.*................................................................       337,500
                                                                                                    ------------

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------

           Commercial Services (5.2%)
  80,000   Actrade International, Ltd.*...........................................................  $  2,290,000
  30,000   Administaff, Inc.*.....................................................................       667,500
  60,000   Billing Information Concepts Corp.*....................................................     2,670,000
  50,000   Caribiner International, Inc.*.........................................................     2,121,875
  50,000   Claremont Technology Group, Inc.*......................................................       900,000
  50,000   Complete Management, Inc.*.............................................................       831,250
  30,000   Crescent Operating, Inc.*..............................................................       498,750
  50,000   Grow Biz International, Inc.*..........................................................       600,000
  30,000   International Total Services, Inc.*....................................................       461,250
  30,000   Lason Holdings, Inc.*..................................................................       836,250
  10,000   Market Facts Inc.*.....................................................................       176,250
  65,000   May & Speh, Inc.*......................................................................       861,250
   5,300   Metro Information Services, Inc.*......................................................       135,150
  30,000   Personnel Group of America, Inc.*......................................................     1,096,875
  50,000   Primark Corp.*.........................................................................     1,693,750
  80,000   ProSoft I-Net Solutions Inc.*..........................................................       890,000
  40,000   Quebecor Printing, Inc. (Canada).......................................................       573,114
  50,000   Superior Services, Inc.*...............................................................     1,168,750
  30,000   Vestcom International, Inc.*...........................................................       592,500
                                                                                                    ------------
                                                                                                      19,064,514
                                                                                                    ------------
           Communications - Equipment & Software (0.2%)
  30,000   EXCEL Communications, Inc.*............................................................       705,000
                                                                                                    ------------
           Communications - Equipment/Manufacturers (0.3%)
  30,000   Bay Networks, Inc.*....................................................................       901,875
                                                                                                    ------------
           Computer Equipment (0.8%)
  30,000   Kemet Corp.*...........................................................................       708,750
  45,000   RADCOM Ltd.*...........................................................................       348,750
  60,000   Splash Technology Holdings, Inc.*......................................................     1,920,000
                                                                                                    ------------
                                                                                                       2,977,500
                                                                                                    ------------
           Computer Services (1.0%)
  80,000   CheckFree Corp.*.......................................................................     2,085,000
  30,000   Data Systems Network Corp.*............................................................       345,000
  40,000   Procom Technology, Inc.*...............................................................       615,000
  40,000   SPR Inc.*..............................................................................       635,000
                                                                                                    ------------
                                                                                                       3,680,000
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS November 30, 1997, Continued

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           Computer Software (9.5%)
  25,000   Advantage Learning Systems, Inc.*......................................................  $    568,750
  60,000   Aladdin Knowledge Systems Ltd. (Israel)*...............................................       900,000
 100,000   Borland International, Inc.*...........................................................     1,000,000
  24,000   Box Hill Systems Corp.*................................................................       280,500
  50,000   Business Objects S.A. (ADR) (France)*..................................................       537,500
 100,000   Compuware Corp.*.......................................................................     3,493,750
  80,000   CyberMedia, Inc.*......................................................................     1,800,000
 100,000   Data Dimensions, Inc.*.................................................................     1,806,250
  50,000   DataMirror Corp. (Canada)*.............................................................       458,281
 100,000   Digi International Inc.*...............................................................     1,937,500
  60,000   Dr. Solomon's Group PLC (ADR) (United Kingdom)*........................................     2,085,000
   3,000   Great Plains Software, Inc.*...........................................................        67,500
  50,000   International Microcomputer Software, Inc.*............................................       787,500
  60,000   INTERSOLV, Inc.*.......................................................................       956,250
  50,000   InterVU Inc.*..........................................................................       493,750
   5,400   J.D. Edwards & Co.*....................................................................       184,275
  50,000   Kofax Image Products, Inc.*............................................................       425,000
  50,000   Landmark Systems Corp.*................................................................       350,000
  30,000   Learning Company, Inc.*................................................................       543,750
  50,000   LGS Group Inc. (Canada)................................................................       570,656
  40,000   MetaCreations Corp.*...................................................................       475,000
   3,600   MMC Networks Inc.*.....................................................................        62,325
  14,200   New Era of Networks, Inc.*.............................................................       181,050
  40,000   Open Text Corp. (Canada)*..............................................................       377,500
  50,000   Oshap Technologies, Ltd. (Israel)*.....................................................       434,375
  30,000   Pairgain Technologies, Inc.*...........................................................       706,875
  30,000   Peregrine Systems, Inc.*...............................................................       356,250
  20,000   Platinum Technology, Inc.*.............................................................       520,000
  12,000   QAD Inc.*..............................................................................       189,750
  30,000   Rainbow Technologies, Inc.*............................................................       720,000
  25,000   RealNetworks, Inc.*....................................................................       382,812
 110,000   Sapiens International Corp. (Israel)*..................................................       825,000
  90,000   Simulation Sciences, Inc.*.............................................................     1,620,000
  70,000   Symantec Corp.*........................................................................     1,750,000
  30,000   Symix Systems, Inc.*...................................................................       442,500
 130,000   System Software Associates, Inc.*......................................................     1,755,000
 100,000   Systems & Computer Technology Corp.*...................................................     4,650,000
  31,000   TSI International Software Ltd.*.......................................................       310,000
                                                                                                    ------------
                                                                                                      35,004,649
                                                                                                    ------------

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           Computer Software & Services (8.6%)
  80,000   Analysts International Corp............................................................  $  3,780,000
  30,000   CCC Information Services Group, Inc.*..................................................       555,000
  30,000   Certicom Corp. (Canada)*...............................................................       821,745
  40,000   Check Point Software Technologies Ltd. (Israel)*.......................................     1,805,000
  40,000   Cylink Corp.*..........................................................................       440,000
  30,000   Documentum, Inc.*......................................................................       922,500
  50,000   Edify Corp.*...........................................................................       837,500
  45,000   Harbinger Corp.*.......................................................................     1,350,000
  90,000   Hyperion Software Corp.*...............................................................     3,875,625
  50,000   I2 Technologies, Inc.*.................................................................     2,256,250
  30,000   IDT Corp.*.............................................................................       645,000
  50,000   Infoseek Corp.*........................................................................       553,125
  30,000   JetForm Corp.*.........................................................................       459,375
  50,000   Keane, Inc.*...........................................................................     1,584,375
  80,000   Legato Systems, Inc.*..................................................................     3,040,000
  70,000   Lycos, Inc.*...........................................................................     2,135,000
  50,000   Netopia, Inc.*.........................................................................       325,000
  40,000   Olicom A/S (Denmark)*..................................................................     1,147,500
  60,000   PRI Automation, Inc.*..................................................................     2,040,000
  40,000   Secure Computing Corp.*................................................................       475,000
  90,000   Versant Object Technology Corp.*.......................................................     1,333,125
  60,000   Xylan Corp.*...........................................................................     1,226,250
                                                                                                    ------------
                                                                                                      31,607,370
                                                                                                    ------------
           Computers (1.2%)
  30,000   Lexmark International Group, Inc. (Class A)*...........................................       956,250
  40,000   MICROS Systems, Inc.*..................................................................     2,075,000
  30,000   Network Appliance, Inc.*...............................................................     1,511,250
                                                                                                    ------------
                                                                                                       4,542,500
                                                                                                    ------------
           Computers - Systems (0.8%)
  76,113   ATL Products, Inc.*....................................................................       861,028
  60,000   Tera Computer Co.*.....................................................................       900,000
  60,000   Unisys Corp.*..........................................................................       858,750
  20,000   Video Lottery Technologies, Inc.*......................................................       227,500
                                                                                                    ------------
                                                                                                       2,847,278
                                                                                                    ------------
           Consumer Products (0.2%)
  30,000   Consolidated Cigar Holdings Inc. (Class A)*............................................       826,875
                                                                                                    ------------
           Consumer Services (1.1%)
  60,000   AccuStaff, Inc.*.......................................................................     1,773,750
  70,000   AmeriTrade Holding Corp. (Class A)*....................................................     2,345,000
                                                                                                    ------------
                                                                                                       4,118,750
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS November 30, 1997, Continued

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           Data Processing (0.4%)
  20,000   Choicepoint Inc.*......................................................................  $    701,250
 100,000   Object Design, Inc.*...................................................................       937,500
                                                                                                    ------------
                                                                                                       1,638,750
                                                                                                    ------------
           Distribution (0.5%)
   5,800   JLK Direct Distribution Inc. (Class A)*................................................       164,937
  60,000   VWR Scientific Products Corp.*.........................................................     1,593,749
                                                                                                    ------------
                                                                                                       1,758,686
                                                                                                    ------------
           Drugs (0.5%)
  50,000   IDEC Pharmaceuticals Corp.*............................................................     1,746,875
                                                                                                    ------------
           Education (0.5%)
  10,100   Bright Horizons, Inc.*.................................................................       156,550
  82,700   Cornell Corrections, Inc.*.............................................................     1,447,250
  13,000   Education Management Corp.*............................................................       324,187
                                                                                                    ------------
                                                                                                       1,927,987
                                                                                                    ------------
           Electronic Components (2.1%)
  30,000   ATMI Inc.*.............................................................................       963,750
  60,000   DII Group, Inc.*.......................................................................     1,342,500
  40,000   DSP Communications, Inc.*..............................................................       640,000
  78,100   EFTC Corp.*............................................................................     1,161,737
  30,000   Exar Corp.*............................................................................       746,250
  19,600   FARO Technologies, Inc.*...............................................................       240,100
  40,000   GenRad, Inc.*..........................................................................     1,062,500
  30,000   Ramtron International Corp.*...........................................................       193,125
  60,000   Windmere-Durable Holdings Inc..........................................................     1,447,500
                                                                                                    ------------
                                                                                                       7,797,462
                                                                                                    ------------
           Electronics (3.7%)
  40,000   Aeroflex Inc.*.........................................................................       342,500
  60,000   Analog Devices, Inc.*..................................................................     1,882,500
  19,000   Anaren Microwave, Inc.*................................................................       380,000
 110,000   Creative Technology Ltd. (Singapore)*..................................................     2,928,750
  30,000   DSP Group, Inc.*.......................................................................       975,000
  40,000   Faroudja, Inc.*........................................................................       275,000
  20,000   Flextronics International, Ltd.*.......................................................       800,000
 110,000   Kopin Corp.*...........................................................................     2,310,000
 100,000   Odetics, Inc. (Class A)*...............................................................       662,500
   8,700   OSI Systems, Inc.*.....................................................................       113,100
  30,000   Ultratech Stepper, Inc.*...............................................................       731,250
  50,000   Vitesse Semiconductor Corp.*...........................................................     2,225,000
                                                                                                    ------------
                                                                                                      13,625,600
                                                                                                    ------------

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           Electronics & Electrical (0.3%)
  35,000   Teradyne, Inc.*........................................................................  $  1,148,437
                                                                                                    ------------
           Electronics - Semiconductors (0.7%)
  90,000   MRV Communications, Inc.*..............................................................     2,520,000
                                                                                                    ------------
           Electronics - Semiconductors/Components (1.0%)
  60,000   Kulicke & Soffa Industries, Inc.*......................................................     1,653,750
  60,000   Leitch Technology Corp. (Canada)*......................................................     1,580,278
  30,000   Supertex, Inc.*........................................................................       367,500
                                                                                                    ------------
                                                                                                       3,601,528
                                                                                                    ------------
           Energy (0.6%)
  30,000   Global Marine, Inc.*...................................................................       789,375
  80,000   KTI, Inc.*.............................................................................     1,270,000
                                                                                                    ------------
                                                                                                       2,059,375
                                                                                                    ------------
           Entertainment (0.0%)
   9,600   N2K Inc.*..............................................................................       177,600
                                                                                                    ------------
           Environmental (0.6%)
  60,000   Allied Waste Industries, Inc.*.........................................................     1,308,750
  90,000   ITEQ, Inc.*............................................................................     1,057,500
                                                                                                    ------------
                                                                                                       2,366,250
                                                                                                    ------------
           Environmental control (0.8%)
  90,000   U.S.A Waste Services, Inc.*............................................................     2,975,625
                                                                                                    ------------
           Equipment (0.4%)
  30,000   EVI, Inc.*.............................................................................     1,543,125
                                                                                                    ------------
           Finance (0.5%)
  50,000   Franchise Mortgage Acceptance Co.*.....................................................       875,000
  76,500   New Century Financial Corp.*...........................................................     1,004,062
                                                                                                    ------------
                                                                                                       1,879,062
                                                                                                    ------------
           Financial Services (0.2%)
  30,000   Doral Financial Corp...................................................................       641,250
                                                                                                    ------------
           Food Processing (0.3%)
  30,000   Smithfield Foods, Inc.*................................................................     1,057,500
                                                                                                    ------------
           Foods (0.2%)
  40,000   Foodmaker, Inc.*.......................................................................       620,000
                                                                                                    ------------
           Furniture (0.2%)
  25,900   Knoll, Inc.*...........................................................................       780,238
                                                                                                    ------------
           Health & Personal Care (0.5%)
 109,000   Assisted Living Concepts, Inc.*........................................................     1,866,625
                                                                                                    ------------
           Healthcare (0.2%)
  60,000   Bone Care International, Inc.*.........................................................       600,000
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS November 30, 1997, Continued

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           Healthcare - Diversified (0.5%)
  30,000   Healthsouth Corp.*.....................................................................  $    787,500
  23,460   Paragon Health Network, Inc.*..........................................................     1,216,988
                                                                                                    ------------
                                                                                                       2,004,488
                                                                                                    ------------
           Healthcare - HMOs (0.2%)
  60,000   Specialty Care Network, Inc.*..........................................................       742,500
                                                                                                    ------------
           Home Building (0.2%)
  40,000   Kaufman & Broad Home Corp..............................................................       867,500
                                                                                                    ------------
           Hotels/Motels (0.1%)
  31,600   Execustay Corp.*.......................................................................       300,200
                                                                                                    ------------
           Household Products (0.1%)
  10,000   Dial Corp..............................................................................       193,750
                                                                                                    ------------
           Internet (0.4%)
  18,000   Concentric Network Corp.*..............................................................       180,000
  30,000   Excite, Inc.*..........................................................................       768,750
   8,100   Network Solutions, Inc. (Class A)*.....................................................       128,588
  35,000   Preview Travel, Inc.*..................................................................       319,375
                                                                                                    ------------
                                                                                                       1,396,713
                                                                                                    ------------
           Investment Companies (0.4%)
  22,400   Affiliated Managers Group, Inc.*.......................................................       560,000
  45,000   Consolidated Capital Corp.*............................................................       922,500
                                                                                                    ------------
                                                                                                       1,482,500
                                                                                                    ------------
           Leisure (1.1%)
  40,000   American Coin Merchandising, Inc.*.....................................................       675,000
  28,900   Brass Eagle Inc.*......................................................................       334,156
  30,000   Signature Resorts, Inc.*...............................................................       806,250
  39,000   Silverleaf Resorts, Inc.*..............................................................       809,250
  34,500   Trendwest Resorts, Inc.*...............................................................       845,250
  20,000   Vistana, Inc.*.........................................................................       440,000
                                                                                                    ------------
                                                                                                       3,909,906
                                                                                                    ------------
           Machinery (2.1%)
 110,000   Chart Industries, Inc..................................................................     2,543,750
  40,000   MagneTek, Inc.*........................................................................       835,000
 140,000   National-Oilwell, Inc.*................................................................     4,436,250
                                                                                                    ------------
                                                                                                       7,815,000
                                                                                                    ------------
           Machinery - Diversified (0.3%)
  50,400   Advanced Energy Industries, Inc.*......................................................       989,100
                                                                                                    ------------

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------

           Manufacturing (0.8%)
 110,000   General Scanning, Inc.*................................................................  $  2,860,000
                                                                                                    ------------
           Manufacturing - Diversified (0.5%)
  30,000   Griffon Corp.*.........................................................................       466,875
  30,000   Mettler-Toledo International Inc.*.....................................................       536,250
  35,000   Middleby Corp.*........................................................................       354,375
  40,000   Safety Components International, Inc.*.................................................       540,000
                                                                                                    ------------
                                                                                                       1,897,500
                                                                                                    ------------
           Medical Products & Supplies (1.1%)
  30,000   Health Care & Retirement Corp.*........................................................     1,181,250
 100,000   Molecular Dynamics, Inc.*..............................................................     2,012,500
  60,000   Optical Coating Laboratory, Inc........................................................       900,000
                                                                                                    ------------
                                                                                                       4,093,750
                                                                                                    ------------
           Medical Services (0.1%)
  50,000   Medical Resources, Inc.*...............................................................       450,000
                                                                                                    ------------
           Metals & Mining (0.0%)
   1,000   BRO-X Minerals Ltd. (Canada)*..........................................................           492
                                                                                                    ------------
           Metals - Miscellaneous (0.4%)
  50,000   Handy & Harman.........................................................................     1,118,750
  60,000   Recycling Industries, Inc.*............................................................       465,000
                                                                                                    ------------
                                                                                                       1,583,750
                                                                                                    ------------
           Metals Non-Ferrous (0.5%)
  90,000   Tubos de Acero de Mexico S.A. (ADR) (Mexico)*..........................................     1,991,250
                                                                                                    ------------
           Miscellaneous (2.5%)
  60,000   Brunswick Technologies, Inc.*..........................................................     1,027,500
  90,000   Mail-Well, Inc.*.......................................................................     2,936,250
 120,000   Maverick Tube Corp.*...................................................................     3,427,500
  70,000   Royal Group Technologies Ltd. (Canada)*................................................     1,684,375
                                                                                                    ------------
                                                                                                       9,075,625
                                                                                                    ------------
           Natural Gas - Exploration & Production (0.7%)
 120,000   Gulf Island Fabrication, Inc.*.........................................................     2,640,000
                                                                                                    ------------
           Office Equipment & Supplies (0.1%)
  30,000   Corporate Express, Inc.*...............................................................       468,750
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS November 30, 1997, Continued

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           Oil & Gas (4.8%)
  17,700   Bayard Drilling Technologies, Inc.*....................................................  $    325,238
  90,000   Clayton Williams Energy, Inc.*.........................................................     1,417,500
  60,000   Comstock Resources, Inc.*..............................................................       787,500
  30,000   Cross Timbers Oil Co...................................................................       695,625
  30,000   Dailey International Inc.*.............................................................       333,750
  15,000   Dawson Geophysical Co.*................................................................       285,000
  39,700   Gulf Indonesia Resources Ltd.*.........................................................       895,731
  50,000   KCS Energy, Inc........................................................................     1,187,500
  45,000   Lomak Petroleum, Inc...................................................................       781,875
  60,000   Mallon Resources Corp.*................................................................       592,500
 120,000   Noble Drilling Corp.*..................................................................     3,607,500
 100,000   Patterson Energy, Inc.*................................................................     3,637,500
  50,000   St. Mary Land & Exploration Co.........................................................     2,043,750
 100,000   Unit Corp.*............................................................................     1,093,750
                                                                                                    ------------
                                                                                                      17,684,719
                                                                                                    ------------
           Oil - Domestic (0.2%)
  30,000   Snyder Oil Corp........................................................................       596,250
                                                                                                    ------------
           Oil - Exploration & Production (0.1%)
  15,000   Brown (TOM), Inc.*.....................................................................       328,125
                                                                                                    ------------
           Oil Equipment & Services (1.7%)
   3,000   Dril-Quip, Inc.*.......................................................................        89,813
 100,000   ENSCO International, Inc...............................................................     3,575,000
 120,000   Global Industries Ltd.*................................................................     1,920,000
  22,100   IRI International Corp.*...............................................................       356,363
  10,000   Wiser Oil Co...........................................................................       152,500
                                                                                                    ------------
                                                                                                       6,093,676
                                                                                                    ------------
           Oil Refineries (0.5%)
  60,000   Valero Energy Corp.....................................................................     1,882,500
                                                                                                    ------------
           Oil Related (0.4%)
  35,000   Veritas DGC Inc.*......................................................................     1,400,000
                                                                                                    ------------
           Oil Services (1.5%)
  97,500   Core Laboratories N.V.*................................................................     3,510,000
  40,000   Friede Goldman International Inc.*.....................................................     1,187,500
  25,000   Superior Energy Services, Inc.*........................................................       262,500
  20,000   UTI Energy Corp.*......................................................................       560,000
                                                                                                    ------------
                                                                                                       5,520,000
                                                                                                    ------------
           Oil Well Equipment & Service (0.2%)
  30,000   Key Energy Group, Inc.*................................................................       729,375
                                                                                                    ------------

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           Pharmaceuticals (2.3%)
 100,000   Advance Paradigm, Inc.*................................................................  $  2,962,500
   5,000   Algos Pharmaceutical Corp.*............................................................       127,500
  30,000   Emisphere Technologies, Inc.*..........................................................       603,750
  40,000   MedImmune, Inc.*.......................................................................     1,517,500
  30,000   PathoGenesis Corp.*....................................................................     1,065,000
  60,000   SangStat Medical Corp.*................................................................     2,055,000
                                                                                                    ------------
                                                                                                       8,331,250
                                                                                                    ------------
           Pollution Control (0.8%)
  80,000   American Disposal Services, Inc.*......................................................     2,820,000
                                                                                                    ------------
           Property - Casualty Insurance (0.4%)
   5,000   Penn-America Group, Inc................................................................        91,250
  30,000   Stewart Information Services Corp......................................................       811,875
  30,000   Symons International Group, Inc.*......................................................       558,750
                                                                                                    ------------
                                                                                                       1,461,875
                                                                                                    ------------
           Publishing (1.0%)
   9,200   CMP Media Inc. (Class A)*..............................................................       169,050
   5,000   Petersen Companies, Inc. (Class A)*....................................................        90,000
  30,000   Thomson Corp. (Canada).................................................................       759,587
  90,000   Valassis Communications, Inc.*.........................................................     2,705,625
                                                                                                    ------------
                                                                                                       3,724,262
                                                                                                    ------------
           Real Estate (0.3%)
  50,000   Catellus Development Corp.*............................................................       925,000
   2,000   LaSalle Partners, Inc.*................................................................        69,375
                                                                                                    ------------
                                                                                                         994,375
                                                                                                    ------------
           Real Estate Investment Trust (0.2%)
  40,000   Laser Mortgage Management, Inc.........................................................       590,000
                                                                                                    ------------
           Restaurants (0.1%)
  28,000   Star Buffet, Inc.*.....................................................................       364,000
                                                                                                    ------------
           Retail (2.7%)
  19,900   A. C. Moore Arts & Crafts, Inc.*.......................................................       296,013
  30,000   Abercrombie & Fitch Co. (Class A)*.....................................................       898,125
  60,000   Claire's Stores, Inc...................................................................     1,357,500
  60,000   Fred's, Inc............................................................................     1,462,500
  80,000   Michaels Stores, Inc.*.................................................................     2,565,000
  60,000   ONSALE, Inc.*..........................................................................     1,053,750
  60,000   Ross Stores, Inc.......................................................................     2,340,000
                                                                                                    ------------
                                                                                                       9,972,888
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS November 30, 1997, Continued

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           Retail - Department Stores (1.8%)
  75,000   Dollar General Corp....................................................................  $  2,821,875
  60,000   Payless ShoeSource, Inc.*..............................................................     3,810,000
                                                                                                    ------------
                                                                                                       6,631,875
                                                                                                    ------------
           Retail - Specialty (0.8%)
 100,000   Braun's Fashions Corp.*................................................................       950,000
  60,000   TJX Companies, Inc.....................................................................     2,070,000
                                                                                                    ------------
                                                                                                       3,020,000
                                                                                                    ------------
           Retail - Specialty Apparel (0.6%)
  60,000   Dress Barn, Inc.*......................................................................     1,545,000
  30,000   Vans, Inc.*............................................................................       481,875
                                                                                                    ------------
                                                                                                       2,026,875
                                                                                                    ------------
           Semiconductors (1.1%)
  50,000   Integrated Circuit Systems, Inc.*......................................................     1,400,000
  60,000   KLA-Tencor Corp.*......................................................................     2,317,500
  55,000   Plasma-Therm, Inc.*....................................................................       460,625
                                                                                                    ------------
                                                                                                       4,178,125
                                                                                                    ------------
           Specialized Services (1.4%)
  10,800   Pegasus Systems, Inc.*.................................................................       190,350
  30,000   RCM Technologies, Inc.*................................................................       468,750
   3,900   Securacom, Inc.*.......................................................................        40,463
  30,000   Select Appointments Holdings Public Limited Co. (ADR) (United Kingdom).................       577,500
  50,000   SOS Staffing Services, Inc.*...........................................................     1,025,000
  45,000   Source Services Corp.*.................................................................       922,500
  30,000   Todd-AO Corp. (Class A)................................................................       292,500
   8,200   TransCoastal Marine Services, Inc.*....................................................       159,900
  70,000   Transcrypt International, Inc.*........................................................     1,636,250
                                                                                                    ------------
                                                                                                       5,313,213
                                                                                                    ------------
           Steel (0.8%)
  30,000   Lone Star Technologies, Inc.*..........................................................       870,000
  60,000   Northwest Pipe Co.*....................................................................     1,357,500
  30,000   NS Group, Inc.*........................................................................       562,500
                                                                                                    ------------
                                                                                                       2,790,000
                                                                                                    ------------
           Technology (1.7%)
  40,000   Aerial Communications, Inc.*...........................................................       355,000
  60,000   Brilliant Digital Entertainment, Inc.*.................................................       360,000
  60,000   CIENA Corp.*...........................................................................     3,251,250
  60,000   Kuhlman Corp...........................................................................     2,118,750
   3,600   LHS Group, Inc.*.......................................................................       151,200
                                                                                                    ------------
                                                                                                       6,236,200
                                                                                                    ------------

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           Technology Related (0.5%)
 130,000   Graham-Field Health Products, Inc.*....................................................  $  1,941,875
                                                                                                    ------------
           Telecommunications (4.4%)
  50,000   ARC International Corp.*...............................................................       290,625
  70,000   CGI Group, Inc. (Canada)*..............................................................     1,976,401
  30,000   CTC Communications Corp.*..............................................................       442,500
  30,000   Globalstar Telecommunications Ltd.*....................................................     1,486,875
 110,000   Inter-Tel Corp.........................................................................     2,310,000
  30,000   Norstan, Inc.*.........................................................................       712,500
  60,000   Orckit Communications Ltd. (Israel)*...................................................     1,230,000
  20,000   PageMart Wireless, Inc.*...............................................................       197,500
  19,100   Qwest Communications International Inc.*...............................................     1,040,950
  30,000   STAR Telecommunications, Inc.*.........................................................       858,750
  40,000   Tel-Save Holdings, Inc.*...............................................................       862,500
  90,000   Winstar Communications, Inc.*..........................................................     2,379,375
 100,000   World Access, Inc.*....................................................................     2,425,000
                                                                                                    ------------
                                                                                                      16,212,976
                                                                                                    ------------
           Telecommunications Equipment (4.5%)
  30,000   ACE COMM Corp.*........................................................................       495,000
  90,000   Applied Signal Technology, Inc.*.......................................................     1,350,000
  40,000   Associated Group, Inc. - Class B*......................................................     1,250,000
  50,000   Boston Communications Group, Inc.*.....................................................       462,500
  30,000   Communications Systems, Inc............................................................       540,000
 100,000   Davox Corp.*...........................................................................     3,225,000
 180,000   Digital Microwave Corp.*...............................................................     2,835,000
   2,000   Excel Switching Corp.*.................................................................        48,250
  60,000   Mitec Telecom Inc. (Canada)*...........................................................       326,591
  70,000   NICE-Systems Ltd. (ADR) (Israel)*......................................................     3,062,500
  30,000   Ortel Corp.*...........................................................................       528,750
 110,000   RIT Technologies Ltd.*.................................................................     1,086,250
  30,000   ViaSat, Inc.*..........................................................................       457,500
  30,000   Yurie Systems, Inc.*...................................................................       742,500
                                                                                                    ------------
                                                                                                      16,409,841
                                                                                                    ------------
           Temporary Services (0.5%)
  80,000   Labor Ready Inc.*......................................................................     1,780,000
                                                                                                    ------------
           Transportation (3.7%)
  75,000   Air Express International Corp.........................................................     2,151,563
  60,000   Alaska Air Group, Inc.*................................................................     2,242,500
  50,000   American Classic Voyages Co.*..........................................................       850,000

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS NOVEMBER 30, 1997, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  44,700   Budget Group, Inc. (Class A)*..........................................................  $  1,586,850
  30,000   Coach USA, Inc.*.......................................................................       836,250
  70,000   Consolidated Freightways Corp.*........................................................     1,093,750
  11,600   Jevic Transportation, Inc.*............................................................       189,950
  70,000   Offshore Logistics, Inc.*..............................................................     1,601,250
 120,000   Transat A.T., Inc. (Canada)*...........................................................     1,011,378
  45,000   Trico Marine Service, Inc.*............................................................     1,254,375
  10,000   Virgin Express Holdings PLC - SP (ADR) (United Kingdom)*...............................       165,000
  30,000   Werner Enterprises, Inc................................................................       641,250
                                                                                                    ------------
                                                                                                      13,624,116
                                                                                                    ------------
           Transportation - Shipping (0.4%)
  30,000   Gulfmark Offshore Inc.*................................................................     1,005,000
  50,000   OMI Corp.*.............................................................................       512,500
                                                                                                    ------------
                                                                                                       1,517,500
                                                                                                    ------------
           Truckers (0.5%)
  40,000   CNF Transportation Inc.................................................................     1,740,000
                                                                                                    ------------
           Waste Disposal (0.5%)
  80,000   Eastern Environmental Services, Inc.*..................................................     1,880,000
                                                                                                    ------------
           Wholesale Distributor (0.6%)
  60,000   Brightpoint, Inc.*.....................................................................       963,750
  50,000   CellStar Corp.*........................................................................     1,293,750
                                                                                                    ------------
                                                                                                       2,257,500
                                                                                                    ------------
           Wireless Communication (0.1%)
  30,000   Metro One Telecommunications*..........................................................       247,500
                                                                                                    ------------

           TOTAL COMMON STOCKS
           (Identified Cost $320,804,094).........................................................   367,982,907
                                                                                                    ------------

           PREFERRED STOCK (0.0%)
           Medical Products & Supplies
  30,000   Fresenius National Medical Care (Class D) (Germany) (Identified Cost $6,069)*..........         1,950
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
           SHORT-TERM INVESTMENT (a) (0.7%)
           REPURCHASE AGREEMENT
$  2,447   The Bank of New York 5.375% due 12/01/97 (dated 11/28/97; proceeds $2,447,971)
             (Identified Cost $2,446,890).........................................................  $  2,446,890
                                                                                                    ------------

TOTAL INVESTMENTS
(Identified Cost $323,257,053) (B)........................................................  100.9 %   370,431,747

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS............................................   (0.9)     (3,179,883)
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 367,251,864
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Collateralized by $842,747 Government National Mortgage Association 7.00% due 09/20/24 valued at $519,347 and $1,843,626 Government National Mortgage Association 9.00% due 11/15/27 valued at $1,976,481.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $62,429,313 and the aggregate gross unrealized depreciation is $15,254,619, resulting in net unrealized appreciation of $47,174,694.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CAPITAL APPRECIATION FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
November 30, 1997

ASSETS:
Investments in securities, at value
  (identified cost $323,257,053)..............................................................  $370,431,747
Cash..........................................................................................         3,740
Receivable for:
    Investments sold..........................................................................     3,064,024
    Shares of beneficial interest sold........................................................       370,989
    Dividends.................................................................................        28,770
Deferred organizational expenses..............................................................       103,962
Prepaid expenses..............................................................................        86,388
                                                                                                ------------
     TOTAL ASSETS.............................................................................   374,089,620
                                                                                                ------------
LIABILITIES:
Payable for:
    Investments purchased.....................................................................     6,181,443
    Plan of distribution fee..................................................................       312,445
    Investment management fee.................................................................       234,571
    Shares of beneficial interest repurchased.................................................        31,535
Accrued expenses..............................................................................        77,762
                                                                                                ------------
     TOTAL LIABILITIES........................................................................     6,837,756
                                                                                                ------------
     NET ASSETS...............................................................................  $367,251,864
                                                                                                ------------
                                                                                                ------------
COMPOSITION OF NET ASSETS:
Paid-in-capital...............................................................................  $298,208,563
Net unrealized appreciation...................................................................    47,174,694
Accumulated undistributed net realized gain...................................................    21,868,607
                                                                                                ------------
     NET ASSETS...............................................................................  $367,251,864
                                                                                                ------------
                                                                                                ------------
CLASS A SHARES:
Net Assets....................................................................................      $344,785
Shares Outstanding (unlimited authorized, $.01 par value).....................................        24,184
     NET ASSET VALUE PER SHARE................................................................        $14.26
                                                                                                ------------
                                                                                                ------------

     MAXIMUM OFFERING PRICE PER SHARE
       (net asset value plus 5.54% of net asset value)........................................        $15.05
                                                                                                ------------
                                                                                                ------------
CLASS B SHARES:
Net Assets....................................................................................  $365,483,520
Shares Outstanding (unlimited authorized, $.01 par value).....................................    25,703,352
     NET ASSET VALUE PER SHARE................................................................        $14.22
                                                                                                ------------
                                                                                                ------------
CLASS C SHARES:
Net Assets....................................................................................    $1,287,861
Shares Outstanding (unlimited authorized, $.01 par value).....................................        90,559
     NET ASSET VALUE PER SHARE................................................................        $14.22
                                                                                                ------------
                                                                                                ------------
CLASS D SHARES:
Net Assets....................................................................................      $135,698
Shares Outstanding (unlimited authorized, $.01 par value).....................................         9,511
     NET ASSET VALUE PER SHARE................................................................        $14.27
                                                                                                ------------
                                                                                                ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CAPITAL APPRECIATION FUND
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the year ended November 30, 1997*

NET INVESTMENT INCOME:

INCOME
Dividends (net of $3,705 foreign withholding tax)..............................................  $   505,611
Interest.......................................................................................      215,588
                                                                                                 -----------

     TOTAL INCOME..............................................................................      721,199
                                                                                                 -----------

EXPENSES
Plan of distribution fee (Class A shares)......................................................          197
Plan of distribution fee (Class B shares)......................................................    3,434,993
Plan of distribution fee (Class C shares)......................................................        2,400
Investment management fee......................................................................    2,578,896
Transfer agent fees and expenses...............................................................      559,409
Registration fees..............................................................................       70,436
Shareholder reports and notices................................................................       67,583
Custodian fees.................................................................................       56,761
Professional fees..............................................................................       51,873
Organizational expenses........................................................................       35,763
Trustees' fees and expenses....................................................................        9,206
Other..........................................................................................        6,743
                                                                                                 -----------

     TOTAL EXPENSES............................................................................    6,874,260
                                                                                                 -----------

     NET INVESTMENT LOSS.......................................................................   (6,153,061)
                                                                                                 -----------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain..............................................................................   38,570,804
Net change in unrealized appreciation..........................................................   (6,517,638)
                                                                                                 -----------

     NET GAIN..................................................................................   32,053,166
                                                                                                 -----------

NET INCREASE...................................................................................  $25,900,105
                                                                                                 -----------
                                                                                                 -----------

---------------------

 *   Class A, Class C and Class D shares were issued July 28, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CAPITAL APPRECIATION FUND
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                           FOR THE YEAR     FOR THE YEAR
                                                              ENDED            ENDED
                                                           NOVEMBER 30,     NOVEMBER 30,
                                                              1997*             1996
-----------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss.....................................  $  (6,153,061)   $  (3,677,495)
Net realized gain (loss)................................     38,570,804      (16,624,523)
Net change in unrealized appreciation...................     (6,517,638)      48,698,318
                                                          --------------   --------------

     NET INCREASE.......................................     25,900,105       28,396,300
Net increase from transactions in shares of beneficial
  interest..............................................     30,542,778      180,404,150
                                                          --------------   --------------

     NET INCREASE.......................................     56,442,883      208,800,450

NET ASSETS:
Beginning of period.....................................    310,808,981      102,008,531
                                                          --------------   --------------

     END OF PERIOD......................................  $ 367,251,864    $ 310,808,981
                                                          --------------   --------------
                                                          --------------   --------------

---------------------

 *   Class A, Class C and Class D shares were issued July 28, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CAPITAL APPRECIATION FUND
NOTES TO FINANCIAL STATEMENTS November 30, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Capital Appreciation Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is long-term capital appreciation. The Fund was organized as a Massachusetts business trust on July 31, 1995 and commenced operations on October 27, 1995. On July 28, 1997, the Fund commenced offering three additional classes of shares, with the then current shares designated as Class B shares.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase, some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty

DEAN WITTER CAPITAL APPRECIATION FUND
NOTES TO FINANCIAL STATEMENTS November 30, 1997, Continued

days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

F. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $179,000 and was reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

DEAN WITTER CAPITAL APPRECIATION FUND
NOTES TO FINANCIAL STATEMENTS November 30, 1997, Continued

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.75% to the net assets of the Fund determined as of the close of each business day. Effective May 1, 1997, the Agreement was amended to reduce the annual fee to 0.725% to the portion of daily net assets exceeding $500 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees

DEAN WITTER CAPITAL APPRECIATION FUND
NOTES TO FINANCIAL STATEMENTS November 30, 1997, Continued

paid pursuant to the Plan, in the case of Class B shares, to compensate DWR and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $12,299,293 at November 30, 1997.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to account executives may be reimbursed in the subsequent calendar year. For the period ended November 30, 1997, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the period ended November 30, 1997, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $983,855 and $653, respectively and received $11,990 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended November 30, 1997 aggregated $648,955,963 and $623,441,813, respectively.

For the year ended November 30, 1997, the Fund incurred brokerage commissions of $29,900 with DWR for portfolio transactions executed on behalf of the fund.

For the period May 31, 1997 through November 30, 1997, the Fund incurred brokerage commissions of $6,250 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager since May 31, 1997, for portfolio transactions executed on behalf of the Fund.

DEAN WITTER CAPITAL APPRECIATION FUND
NOTES TO FINANCIAL STATEMENTS November 30, 1997, Continued

Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At November 30, 1997, the Fund had transfer agent fees and expenses payable of approximately $4,600.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                           FOR THE YEAR                  FOR THE YEAR
                                                                              ENDED                         ENDED
                                                                        NOVEMBER 30, 1997             NOVEMBER 30, 1996
                                                                   ----------------------------   --------------------------
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
CLASS A SHARES*
Sold.............................................................       24,829   $      380,181       --             --
Repurchased......................................................         (645)          (9,645)      --             --
                                                                   -----------   --------------   -----------   ------------
Net increase -- Class A..........................................       24,184          370,536       --             --
                                                                   -----------   --------------   -----------   ------------
CLASS B SHARES
Sold.............................................................   15,086,938      211,255,509    20,783,480   $262,842,130
Repurchased......................................................  (13,313,433)    (182,682,535)   (6,542,161)   (82,437,980)
                                                                   -----------   --------------   -----------   ------------
Net increase -- Class B..........................................    1,773,505       28,572,974    14,241,319    180,404,150
                                                                   -----------   --------------   -----------   ------------
CLASS C SHARES*
Sold.............................................................      101,030        1,609,066       --             --
Repurchased......................................................      (10,471)        (153,924)      --             --
                                                                   -----------   --------------   -----------   ------------
Net increase -- Class C..........................................       90,559        1,455,142       --             --
                                                                   -----------   --------------   -----------   ------------
CLASS D SHARES*
Sold.............................................................        9,511          144,126       --             --
                                                                   -----------   --------------   -----------   ------------
Net increase in Fund.............................................    1,897,759   $   30,542,778    14,241,319   $180,404,150
                                                                   -----------   --------------   -----------   ------------
                                                                   -----------   --------------   -----------   ------------

---------------------

 *   For the period July 28, 1997 (issue date) through November 30, 1997.

6. FEDERAL INCOME TAX STATUS

During the year ended November 30, 1997, the Fund utilized its net capital loss carryover of approximately $15,684,000.

As of November 30, 1997, the Fund had temporary book/tax differences attributable to capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $6,136,407, accumulated undistributed net realized gain was charged $16,654 and net investment loss was credited $6,153,061.

DEAN WITTER CAPITAL APPRECIATION FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                         FOR THE
                                                                          PERIOD
                                                                       OCTOBER 27,
                                         FOR THE YEAR   FOR THE YEAR      1995*
                                            ENDED          ENDED         THROUGH
                                         NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                                           1997**++         1996           1995
-----------------------------------------------------------------------------------

CLASS B SHARES

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period.... $    12.99     $   10.53      $   10.00
                                             ------        ------         ------

Net investment loss.....................      (0.24)        (0.15)         (0.01)

Net realized and unrealized gain........       1.47          2.61           0.54
                                             ------        ------         ------

Total from investment operations........       1.23          2.46           0.53
                                             ------        ------         ------

Net asset value, end of period.......... $    14.22     $   12.99      $   10.53
                                             ------        ------         ------
                                             ------        ------         ------

TOTAL INVESTMENT RETURN+................       9.47%        23.36%          5.30%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses................................       2.00%         2.00%          2.87%(2)

Net investment loss.....................      (1.79)%       (1.72)%        (0.79)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands..............................   $365,484      $310,809       $102,009

Portfolio turnover rate.................        184%          108%             7%(1)

Average commission rate paid............    $0.0570       $0.0570         --

---------------------

 *   Commencement of operations.
** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CAPITAL APPRECIATION FUND
FINANCIAL HIGHLIGHTS, continued

                                                                         FOR THE PERIOD
                                                                        JULY 28, 1997 *
                                                                            THROUGH
                                                                          NOVEMBER 30,
                                                                             1997++
----------------------------------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $ 14.34
                                                                             ------
Net investment loss...................................................       (0.06)
Net realized and unrealized loss......................................       (0.02)
                                                                             ------
Total from investment operations......................................       (0.08)
                                                                             ------
Net asset value, end of period........................................      $ 14.26
                                                                             ------
                                                                             ------
TOTAL INVESTMENT RETURN+..............................................        (0.56)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         1.27%(2)
Net investment loss...................................................        (1.08)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................         $345
Portfolio turnover rate...............................................          184%(1)
Average commission rate paid..........................................      $0.0570

CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $ 14.34
                                                                             ------
Net investment loss...................................................        (0.09)
Net realized and unrealized loss......................................        (0.03)
                                                                             ------
Total from investment operations......................................        (0.12)
                                                                             ------
Net asset value, end of period........................................      $ 14.22
                                                                             ------
                                                                             ------
TOTAL INVESTMENT RETURN+..............................................        (0.84)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         2.03%(2)
Net investment loss...................................................        (1.82)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................       $1,288
Portfolio turnover rate...............................................          184%(1)
Average commission rate paid..........................................      $0.0570

---------------------

 *   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CAPITAL APPRECIATION FUND
FINANCIAL HIGHLIGHTS, continued

                                                                         FOR THE PERIOD
                                                                         JULY 28, 1997*
                                                                            THROUGH
                                                                          NOVEMBER 30,
                                                                             1997++
----------------------------------------------------------------------------------------

CLASS D SHARES

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period..................................      $ 14.34
                                                                             ------

Net investment loss...................................................        (0.04)

Net realized and unrealized loss......................................        (0.03)
                                                                             ------

Total from investment operations......................................        (0.07)
                                                                             ------

Net asset value, end of period........................................      $ 14.27
                                                                             ------
                                                                             ------

TOTAL INVESTMENT RETURN+..............................................        (0.49)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         1.01%(2)

Net investment loss...................................................        (0.82)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................         $136

Portfolio turnover rate...............................................          184%(1)

Average commission rate paid..........................................      $0.0570

---------------------

 *   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CAPITAL APPRECIATION FUND
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER CAPITAL APPRECIATION FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Capital Appreciation Fund (the "Fund") at November 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
January 14, 1998

                MORGAN STANLEY DEAN WITTER AMERICAN VALUE FUND


                                    PART C
                               OTHER INFORMATION


ITEM 15. INDEMNIFICATION

     The response to this item is incorporated herein by reference to Exhibits 1 and 2 under Item 16 below and by reference to Item 27 of, Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A, dated May 1, 1998, which was filed electronically pursuant to Regulation S-T on May 1, 1998 ("Post-Effective Amendment No. 22") as an amendment to Registrant's Registration Statement on Form N-1A (File Nos. 811-2978 and 2-66269) (the "Registration Statement").


ITEM 16. EXHIBITS

(1) Declaration of Trust dated April 6, 1987 ("Declaration of Trust") (incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 19); Amendment Establishing and Designating Additional Classes of Shares to Declaration of Trust (incorporated herein by reference to Exhibit 1 to Post-Effective Amendment No. 21)

(2) Amended and Restated By-Laws of Registrant dated as of October 23, 1997 (incorporated herein by reference to Exhibit 2 of Post-Effective Amendment No. 22)

(3) Not Applicable

(4) Copy of Agreement and Plan of Reorganization (filed herewith as Exhibit A to the Proxy Statement and Prospectus)

(5) Not Applicable

(6) Investment Management Agreement (incorporated herein by reference to
    Exhibit 5 to Post-Effective Amendment No. 22)

(7) (a) Distribution Agreement between Registrant and Dean Witter Distributors Inc. (incorporated herein by reference to Exhibit 6(a) to Post-Effective Amendment No. 21)

    (b) Multiple Class Distribution Agreement between Registrant and Dean Witter Distributors, Inc. (incorporated herein by reference to Exhibit 6(b) of Post-Effective Amendment No. 21)

    (c) Form of Selected Dealer Agreement (incorporated herein by reference to
        Exhibit 6 to Post-Effective Amendment No. 19)

(8) Not Applicable

(9) (a) Custody Agreement dated September 20, 1991 (incorporated herein by reference to Exhibit 8 to Post-Effective Amendment No. 19)

    (b) Amended and Restated Transfer Agency and Services Agreement between Registrant and Dean Witter Trust FSB (incorporated herein by reference to Exhibit 8 of Post-Effective Amendment No. 22)

(10)(a) Amended and Restated Plan of Distribution pursuant to Rule 12b-1, dated July 28, 1997 (incorporated herein by reference to Exhibit 15 to Post-Effective Amendment No. 21)

    (b) Dean Witter Funds Multiple Class Plan pursuant to Rule 18f-3 (incorporated herein by reference to Exhibit 18 to Post-Effective Amendment No. 21)

(11) (a) Opinion and consent of Gordon Altman Butowsky Weitzen Shalov & Wein

     (b) Opinion and consent of Lane Altman & Owens

(12) Opinion and consent of Gordon Altman Butowsky Weitzen Shalov & Wein regarding tax matters

(13) Form of Services Agreement between Morgan Stanley Dean Witter Advisors Inc. and Morgan Stanley Dean Witter Services Company Inc. (incorporated herein by reference to Exhibit 9 to Post-Effective Amendment No. 21)

(14) Consent of Independent Accountants

(15) Not Applicable

(16) Powers of Attorney

(17) (a) Registrant's Rule 24f-2 Notice pursuant to Rule 24f-2 under the Investment Company Act of 1940, for its fiscal year ended December 31, 1997 (incorporated herein by reference to Form 24f-2 filed with the Securities and Exchange Commission on March 2, 1998)

     (b) Form of Proxy


ITEM 17. UNDERTAKINGS

     1. The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this registration statement on Form N-14 by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     2. The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this registration statement on Form N-14 and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                  SIGNATURES

     As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York, on the 28th day of October 1998.

                                 MORGAN STANLEY DEAN WITTER AMERICAN VALUE FUND

                                 By: /s/ Barry Fink
                                     ..........................................
                                     Barry Fink
                                     Vice President and Secretary

     As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.




           SIGNATURE                             TITLE                          DATE
------------------------------   -------------------------------------   -----------------
1. Principal Executive Officer
                                 President, Chief Executive Officer,     October 28, 1998
  /s/ Charles A. Fiumefreddo
  ...........................    Trustee and Chairman

2. Principal Financial Officer

  /s/ Thomas F. Caloia
  ...........................
                                 Treasurer and Principal                 October 28, 1998

                                 Accounting Officer
3. Majority of Trustees

  /s/ Michael Bozic
  ...........................                                            October 28, 1998
                                 Trustee

  /s/ Edwin J. Garn              Trustee                                 October 28, 1998
  ...........................

  /s/ John R. Haire              Trustee                                 October 28, 1998
  ...........................

  /s/ Wayne E. Hedien            Trustee                                 October 28, 1998
  ...........................

  /s/ Manuel H. Johnson          Trustee                                 October 28, 1998
  ...........................

  /s/ Michael E. Nugent          Trustee                                 October 28, 1998
  ...........................

  /s/ John L. Schroeder          Trustee                                 October 28, 1998
  ...........................

  /s/ Philip J. Purcell          Trustee                                 October 28, 1998
  ...........................


                                 EXHIBIT INDEX




 EXHIBIT                                                                             PAGE
  NUMBER                                   EXHIBIT                                  NUMBER
--------- ------------------------------------------------------------------------ -------
    (11)  (a) Opinion and consent of Gordon Altman Butowsky Weitzen Shalov & Wein
          (b) Opinion and consent of Lane Altman & Owens
    (12)  Opinion and consent of Gordon Altman Butowsky Weitzen Shalov & Wein regarding tax matters
    (14)  Consent of Independent Accountants
    (16)  Powers of Attorney
    (17)  (b) Form of Proxy